UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)    (Zip code)

Marie Chandoha

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1:	Report(s) to Shareholders.

Annual report dated February 28, 2015, enclosed.
Schwab U.S. REIT ETF™

Go paperless today.
Simplify your financial life
by viewing these documents online.
Sign up at schwab.com/paperless

This wrapper is not part of the shareholder report.

Schwab U.S. REIT ETF™
Annual Report
February 28, 2015

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 28, 2015
Schwab U.S. REIT ETFTM (Ticker Symbol: SCHH)
Market Price Return[1]	24.48%
NAV Return[1]	24.04%
Dow Jones U.S. Select REIT Index	24.13%
ETF Category: Morningstar Real Estate[2]	20.24%
Performance Details	pages 6-7
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab U.S. REIT ETF

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we provide funds that are designed to be part of the foundation of a diversified portfolio. The Schwab U.S. REIT ETF represents an important part of our product line-up, and is discussed in this annual report. The fund tracks the Dow Jones U.S. Select REIT Index, and provides the benefits of ETF investing, including transparency, intraday trading, and potential tax efficiency.
For the 12-month reporting period ended February 28, 2015, the fund’s returns were in line with the 24.1% total return of the index. U.S. REITs performed well, generating nearly double the returns of the broader U.S. stock market. Part of the reason behind this outperformance was the low yield environment, which enhanced the appeal of income-oriented investments such as REITs. Relatively stable economic conditions in the U.S. supported the performance of U.S. REITs, as did declining vacancy rates, increased rental growth, and generally improving property fundamentals.
Within this environment, the performance of U.S. REITs varied considerably from one sub-industry to another. Residential REITs were among the better performers, as were Retail REITs, with each sub-industry generating returns of more than 25%. Diversified REITs, which represent REITs that tend to invest in real estate in a variety of industries and property types, and Industrial REITs, generally underperformed by comparison.
Asset Class Performance Comparison % returns during the 12 months ended 2/28/2015

For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab U.S. REIT ETF3

From the President continued

For the 12-month reporting period ended February 28, 2015, the fund’s returns were in line with the 24.1% total return of the index.

For more information about the Schwab U.S. REIT ETF, please continue reading this report. In addition, you can find further details about this ETF by visiting our new website at www.csimfunds.com, which provides improved functionality, enhanced design, and access to industry insights. We are also happy to hear from you at 1-800-435-4000.
Sincerely,
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
4Schwab U.S. REIT ETF

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Schwab U.S. REIT ETF5

Schwab U.S. REIT ETF™
The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT Index (the index). The index is a float-adjusted market capitalization-weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. REITs generated strong returns for the 12-month reporting period and outperformed the broader U.S. stock market, supported by a rebounding U.S. economy and the Federal Reserve’s decision to maintain historically low short-term interest rates. Within the index, Residential REITs outperformed other sub-industries for the period, while Diversified REITs underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was 24.48% and its NAV return was 24.04% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 24.13% for the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Though all sub-industries positively contributed to the return of the fund, several of these were relatively weak contributors to the fund’s total return as compared to other sub-industries. Diversified REITs, which represented an average weight of approximately 3% of the fund and returned approximately 12%, were among the smallest contributors to the return of the fund. Diversified REITs include companies or trusts with significantly diversified operations across two or more property types. One detractor within this sub-industry was Cousins Properties, Inc., a REIT that owns, develops, and manages real estate portfolios, as well as performs certain real estate-related services in the U.S. The fund’s holdings of Cousins Properties, Inc. returned approximately -5%. Industrial REITs were also relatively weak contributors to the return of the fund, representing an approximate weight of 5% and returning approximately 9% for the 12-month reporting period.
Retail REITs were the biggest contributors to the fund’s total return and represented an average weight of approximately 26% of the fund. Retail REITs include companies or trusts engaged in the acquisition, development, ownership, leasing, management and operation of shopping malls, outlet malls, and neighborhood and community shopping centers. One significant contributor in this sub-industry was Simon Property Group, Inc., a self-administered and self-managed real estate investment trust. The fund’s Simon Property Group, Inc. holdings returned approximately 29% for the 12-month reporting period. Residential REITs also provided a meaningful total return contribution for the fund. This sub-industry represented an average weight of approximately 19% of the fund and returned approximately 30%.
As of 02/28/15:
Statistics
Number of Holdings	93
Weighted Average Market Cap (millions)	$18,674
Price/Earnings Ratio (P/E)	49.4
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate[1]	15%
Sector Weightings % of Investments
Specialized REITs	27.5%
Retail REITs	26.5%
Residential REITs	19.3%
Office REITs	18.4%
Industrial REITs	5.0%
Diversified REITs	3.2%
Other	0.1%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Simon Property Group, Inc.	9.9%
Public Storage	4.8%
Equity Residential	4.7%
Health Care REIT, Inc.	4.2%
Ventas, Inc.	4.0%
AvalonBay Communities, Inc.	3.7%
Prologis, Inc.	3.6%
Boston Properties, Inc.	3.5%
HCP, Inc.	3.3%
Vornado Realty Trust	3.2%
Total	44.9%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab U.S. REIT ETF

Schwab U.S. REIT ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
January 13, 2011 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab U.S. REIT ETFTM (1/13/11)
Market Price Return[2]	24.48%	15.16%	14.68%
NAV Return[2]	24.04%	15.08%	14.59%
Dow Jones U.S. Select REIT Index	24.13%	15.22%	14.74%
ETF Category: Morningstar Real Estate[3]	20.24%	14.48%	13.40%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Investing in REITs may pose additional risks such as real estate industry risk, interest rate risk and liquidity risk.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. REIT ETF7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2014 and held through February 28, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/14	Ending Account Value (Net of Expenses) at 2/28/15	Expenses Paid During Period[2] 9/1/14-2/28/15
Schwab U.S. REIT ETFTM
Actual Return	0.07%	$1,000.00	$1,114.20	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.
8Schwab U.S. REIT ETF

Schwab U.S. REIT ETF™
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	3/1/13– 2/28/14	3/1/12– 2/28/13	3/1/11– 2/29/12	1/12/11 [1]– 2/28/11
Per-Share Data ($)
Net asset value at beginning of period	33.06	31.96	28.30	27.28	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.92	0.80	0.72	0.65	0.06
Net realized and unrealized gains (losses)	6.91	1.08	3.71	0.98	2.22
Total from investment operations	7.83	1.88	4.43	1.63	2.28
Less distributions:
Distributions from net investment income	(0.85)	(0.78)	(0.77)	(0.61)	–
Net asset value at end of period	40.04	33.06	31.96	28.30	27.28
Total return (%)	24.04	6.08	15.83	6.15	9.12 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.07	0.07	0.10 [3]	0.13	0.13 [4]
Net investment income (loss)	2.56	2.52	2.43	2.50	3.82 [4]
Portfolio turnover rate[5]	15	11	7	5	– [2]
Net assets, end of period ($ x 1,000)	1,269,306	790,052	466,567	277,370	69,566

Commencement of operations.

Not annualized.

Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/13 is a blended ratio.

Annualized.

Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    9

Schwab U.S. REIT ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.9%	Common Stock	1,082,643,335	1,268,044,614
0.1%	Other Investment Companies	618,496	686,483
100.0%	Total Investments	1,083,261,831	1,268,731,097
0.0%	Other Assets and Liabilities, Net		574,453
100.0%	Net Assets		1,269,305,550

Security	Number of Shares	Value ($)
Common Stock 99.9% of net assets
Diversified REITs 3.3%
Cousins Properties, Inc.	417,464	4,479,389
Duke Realty Corp.	732,734	15,651,198
First Potomac Realty Trust	135,211	1,615,771
Liberty Property Trust	318,926	11,870,426
PS Business Parks, Inc.	42,709	3,552,535
Washington Real Estate Investment Trust	146,153	4,141,976
		41,311,295
Industrial REITs 5.0%
DCT Industrial Trust, Inc.	188,955	6,817,496
EastGroup Properties, Inc.	67,855	4,274,865
First Industrial Realty Trust, Inc.	237,311	5,049,978
Prologis, Inc.	1,062,186	45,365,964
Rexford Industrial Realty, Inc.	101,816	1,633,129
		63,141,432
Office REITs 18.4%
Alexandria Real Estate Equities, Inc.	153,420	14,714,512
BioMed Realty Trust, Inc.	424,780	9,447,107
Boston Properties, Inc.	326,252	44,830,287
Brandywine Realty Trust	379,839	6,020,448
Columbia Property Trust, Inc.	257,167	6,658,054
Corporate Office Properties Trust	197,027	5,792,594
Digital Realty Trust, Inc.	289,616	19,224,710
Douglas Emmett, Inc.	285,311	8,236,929
DuPont Fabros Technology, Inc.	139,810	4,377,451
Equity Commonwealth *	278,851	7,375,609
Franklin Street Properties Corp.	199,687	2,522,047
Highwoods Properties, Inc.	194,012	8,848,887
Kilroy Realty Corp.	178,627	13,213,039
Mack-Cali Realty Corp.	167,335	3,147,572
Security	Number of Shares	Value ($)
New York REIT, Inc.	333,173	3,461,668
Parkway Properties, Inc.	170,220	2,997,574
Piedmont Office Realty Trust, Inc., Class A	334,506	6,131,495
SL Green Realty Corp.	205,457	26,078,657
Vornado Realty Trust	370,900	40,813,836
		233,892,476
Residential REITs 19.2%
American Campus Communities, Inc.	218,466	9,016,092
American Homes 4 Rent, Class A	288,581	4,816,417
Apartment Investment & Management Co., Class A	331,215	12,480,181
Associated Estates Realty Corp.	122,751	2,939,886
AvalonBay Communities, Inc.	280,399	47,202,368
Camden Property Trust	183,751	13,375,235
Education Realty Trust, Inc.	101,451	3,556,872
Equity LifeStyle Properties, Inc.	170,325	9,175,408
Equity Residential	771,753	59,448,133
Essex Property Trust, Inc.	136,349	30,328,108
Home Properties, Inc.	122,656	8,189,741
Mid-America Apartment Communities, Inc.	160,406	11,624,623
Post Properties, Inc.	116,395	6,619,384
Silver Bay Realty Trust Corp.	65,179	1,053,293
Sun Communities, Inc.	107,083	7,237,740
UDR, Inc.	542,101	17,314,706
		244,378,187
Retail REITs 26.5%
Acadia Realty Trust	143,526	4,902,848
Brixmor Property Group, Inc.	290,289	7,373,341
CBL & Associates Properties, Inc.	352,385	7,054,748
Cedar Realty Trust, Inc.	172,380	1,289,402
DDR Corp.	642,143	12,162,188
Equity One, Inc.	167,951	4,497,728
Federal Realty Investment Trust	145,640	20,685,249
General Growth Properties, Inc.	1,334,262	38,706,941
Inland Real Estate Corp.	189,000	2,022,300
Kimco Realty Corp.	874,066	22,970,454
Kite Realty Group Trust	177,785	5,034,871
Pennsylvania Real Estate Investment Trust	145,952	3,324,787
Ramco-Gershenson Properties Trust	165,971	3,106,977
Regency Centers Corp.	198,654	13,037,662
Rouse Properties, Inc.	74,336	1,284,526
Saul Centers, Inc.	24,299	1,308,987
Simon Property Group, Inc.	660,621	125,755,814
Tanger Factory Outlet Centers, Inc.	204,866	7,262,500
Taubman Centers, Inc.	136,036	9,840,844
The Macerich Co.	298,614	24,979,061
Urban Edge Properties *	185,461	4,439,936
Weingarten Realty Investors	242,474	8,782,408
WP GLIMCHER, Inc.	398,950	6,913,804
		336,737,376
Specialized REITs 27.5%
Ashford Hospitality Prime, Inc.	57,671	938,307
Ashford Hospitality Trust, Inc.	177,744	1,892,974
CubeSmart	346,610	8,041,352
10    See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
DiamondRock Hospitality Co.	424,057	6,140,345
Extra Space Storage, Inc.	235,682	15,503,162
FelCor Lodging Trust, Inc.	237,601	2,558,963
HCP, Inc.	976,142	41,349,375
Health Care REIT, Inc.	695,601	53,637,793
Healthcare Realty Trust, Inc.	209,269	5,972,537
Hersha Hospitality Trust	445,502	2,989,318
Hospitality Properties Trust	321,739	9,912,779
Host Hotels & Resorts, Inc.	1,608,879	33,786,459
LaSalle Hotel Properties	237,315	9,236,300
LTC Properties, Inc.	76,842	3,429,459
Pebblebrook Hotel Trust	152,214	7,394,556
Public Storage	308,779	60,897,394
Senior Housing Properties Trust	489,741	10,945,711
Sovran Self Storage, Inc.	71,849	6,611,545
Strategic Hotels & Resorts, Inc. *	567,262	7,442,478
Sunstone Hotel Investors, Inc.	444,939	7,764,186
Universal Health Realty Income Trust	27,733	1,409,668
Ventas, Inc.	681,203	50,729,187
		348,583,848
Total Common Stock
(Cost $1,082,643,335)		1,268,044,614

Other Investment Companies 0.1% of net assets
Equity Fund 0.1%
SPDR Dow Jones REIT ETF	5,001	466,550
Security	Number of Shares	Value ($)
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	219,933	219,933
Total Other Investment Companies
(Cost $618,496)		686,483

End of Investments

At 02/28/15, the tax basis cost of the fund's investments was $1,084,421,801 and the unrealized appreciation and depreciation were $185,824,418 and ($1,515,122), respectively, with a net unrealized appreciation of $184,309,296.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF –	Exchange Traded Fund
REIT –	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,268,044,614	$—	$—	$1,268,044,614
Other Investment Companies[1]	686,483	—	—	686,483
Total	$1,268,731,097	$—	$—	$1,268,731,097
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
See financial notes    11

Schwab U.S. REIT ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $1,083,261,831)		$1,268,731,097
Cash		970,394
Receivables:
Fund shares sold		11,949,604
Dividends	+	566,108
Total assets		1,282,217,203
Liabilities
Payables:
Investments bought		12,897,112
Investment adviser fees	+	14,541
Total liabilities		12,911,653
Net Assets
Total assets		1,282,217,203
Total liabilities	–	12,911,653
Net assets		$1,269,305,550
Net Assets by Source
Capital received from investors		1,080,652,828
Net investment income not yet distributed		4,343,426
Net realized capital losses		(1,159,970)
Net unrealized capital appreciation		185,469,266

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,269,305,550		31,700,000		$40.04

12    See financial notes

Schwab U.S. REIT ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends		$27,711,865
Expenses
Investment adviser fees		737,959
Total expenses	–	737,959
Net investment income		26,973,906
Realized and Unrealized Gains (Losses)
Net realized gains on investments		3,779,215
Net realized gains on in-kind redemptions		46,796,841
Net realized losses on futures contracts	+	(18,930)
Net realized gains		50,557,126
Net change in unrealized appreciation (depreciation) on investments	+	145,570,492
Net realized and unrealized gains		196,127,618
Increase in net assets resulting from operations		$223,101,524
See financial notes    13

Schwab U.S. REIT ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		3/1/13-2/28/14
Net investment income		$26,973,906	$14,363,480
Net realized gains		50,557,126	7,444,305
Net change in unrealized appreciation (depreciation)	+	145,570,492	7,893,159
Increase in net assets resulting from operations		223,101,524	29,700,944
Distributions to Shareholders
Distributions from net investment income		($24,242,790)	($13,544,625)

Transactions in Fund Shares
		3/1/14-2/28/15		3/1/13-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,800,000	$470,767,488	11,200,000	$367,726,254
Shares redeemed	+	(5,000,000)	(190,372,676)	(1,900,001)	(60,397,404)
Net transactions in fund shares		7,800,000	$280,394,812	9,299,999	$307,328,850
Shares Outstanding and Net Assets
		3/1/14-2/28/15		3/1/13-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,900,000	$790,052,004	14,600,001	$466,566,835
Total increase	+	7,800,000	479,253,546	9,299,999	323,485,169
End of period		31,700,000	$1,269,305,550	23,900,000	$790,052,004
Net investment income not yet distributed			$4,343,426		$1,612,310
14    See financial notes

Schwab U.S. REIT ETF
Financial Notes
1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab Emerging Markets Equity ETF
Schwab U.S. REIT ETF	Schwab U.S. TIPS ETF
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The fund issues and redeems shares at its net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The fund invests in certain other investment companies (“underlying funds”). For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (“SEC”).
(a) Security Valuation:
Under procedures approved by the fund's Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Futures contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAV, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of February 28, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.
As of February 28, 2015, the fund did not hold any open futures contracts.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Real Estate Investment Trusts:
The fund invests in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or as realized gains on investments, respectively.
(e) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(f) Expenses:
Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(g) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund's organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund’s performance may be below that of its respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the fund’s large-cap holdings could reduce performance.
Small- and Mid-Cap Risk. REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

Schwab U.S. REIT ETF
Financial Notes (continued)
3. Risk Factors (continued):
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.
Concentration Risk. To the extent that the fund's or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market (See Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to the fund's daily NAV).
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.07% of the fund's average daily net assets.
Certain Schwab funds may own shares of other Schwab Funds. The table below reflects the percentage of outstanding shares of the fund that are owned by other Schwab funds as of February 28, 2015.

Schwab VIT Balanced Portfolio	0.2%
Schwab VIT Balanced with Growth Portfolio	0.5%
Schwab VIT Growth Portfolio	0.5%

Schwab U.S. REIT ETF
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds, including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (“State Street”) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.
6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.
There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the fund's Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2015, if any, are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $64,160 and the month-end average number of contracts held was 1.
9. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2015, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab U.S. REIT ETF	$174,837,311	$158,806,552
10. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units

Schwab U.S. REIT ETF
Financial Notes (continued)
10. In-Kind Transactions (continued):
for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 28, 2015 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. REIT ETF	$457,023,180	$177,786,220
For the period ended February 28, 2015, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund's tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2015 are disclosed in the fund's Statement of Operations.
11. Federal Income Taxes
As of February 28, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$4,343,426
Undistributed long-term capital gains	—
Unrealized appreciation	185,824,418
Unrealized depreciation	(1,515,122)
Net unrealized appreciation (depreciation)	184,309,296
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
As of February 28, 2015, the fund had no capital loss carryforwards.
For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2015, the fund had capital losses carryforwards utilized in the amount of $876,325.
The tax-basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$24,242,790
Long-term capital gains	—
Return of capital	—
Prior period distributions
Ordinary income	13,544,625
Long-term capital gains	—
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Schwab U.S. REIT ETF
Financial Notes (continued)
11. Federal Income Taxes (continued):
The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2015, the fund made the following reclassifications:
Capital shares	$49,389,641
Undistributed net investment income	—
Net realized gains and losses	(49,389,641)
For the period ended February 28, 2015, the fund reclassified $46,796,841 of non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities.
As of February 28, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund's financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.
12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab U.S. REIT ETF
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. REIT ETF (one of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) at February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2015

Other Federal Tax Information (unaudited)
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the fund hereby designates $2,724,703 long term capital gain dividends for the fiscal year ended February 28, 2015.

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2015
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of the fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points

Commencement of trading
1/13/11 through 2/28/15	672	—	—	—	205	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. REIT ETF (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at a meeting held on September 3, 2014, and approved the renewal of the Agreement with respect to the Fund for an additional one year term. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s operating expense ratio, in each case, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee since 2009)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).
Stephen Timothy Kochis 1946 Trustee (Trustee since 2012)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (January 2008 – April 2012).	21	None
Charles A. Ruffel 1956 Trustee (Trustee since 2009)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Chairman and Trustee since 2009)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha 1961 President and Chief Executive Officer (Officer since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010)..

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira 1964 Treasurer and Principal Financial Officer (Officer since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich 1964 Chief Legal Officer and Secretary (Officer since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2014 Schwab ETFs. All rights reserved.

Schwab ETFs™ are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at http://www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. Aggregate Bond ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. TIPS ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2015 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60994-04
00137725

Annual report dated February 28, 2015, enclosed.
Schwab Fundamental Index* ETFs

Schwab Fundamental
U.S. Broad Market Index ETF
Schwab Fundamental
U.S. Large Company Index ETF
Schwab Fundamental
U.S. Small Company Index ETF
Schwab Fundamental
International Large Company
Index ETF
Schwab Fundamental
International Small Company
Index ETF
Schwab Fundamental
Emerging Markets Large
Company Index ETF
Go paperless today.
Simplify your financial life
by viewing these documents online.
Sign up at schwab.com/paperless
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* ETFs
Annual Report
February 28, 2015
Schwab Fundamental
U.S. Broad Market Index ETF
Schwab Fundamental
U.S. Large Company Index ETF
Schwab Fundamental
U.S. Small Company Index ETF
Schwab Fundamental
International Large Company
Index ETF
Schwab Fundamental
International Small Company
Index ETF
Schwab Fundamental
Emerging Markets Large
Company Index ETF
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 28, 2015
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	13.78%
NAV Return[1]	13.54%
Russell Fundamental U.S. Index	13.89%
ETF Category: Morningstar Large Value[2]	14.42%
Performance Details	pages 6-7

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	14.11%
NAV Return[1]	13.92%
Russell Fundamental U.S. Large Company Index	14.34%
ETF Category: Morningstar Large Value[2]	14.42%
Performance Details	pages 8-9

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	9.02%
NAV Return[1]	9.06%
Russell Fundamental U.S. Small Company Index	9.34%
ETF Category: Morningstar Small Blend[2]	6.95%
Performance Details	pages 10-11
Total Returns for the 12 Months Ended February 28, 2015
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	-2.28%
NAV Return[1]	-2.11%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)*	-1.79%
ETF Category: Morningstar Foreign Large Value[2]	-1.87%
Performance Details	pages 12-13

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	-0.61%
NAV Return[1]	-0.32%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)*	0.25%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	-2.20%
Performance Details	pages 14-15

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	-1.33%
NAV Return[1]	-1.98%
Russell Fundamental Emerging Markets Large Company Index (Net)*	-1.34%
ETF Category: Morningstar Diversified Emerging Markets[2]	2.73%
Performance Details	pages 16-17
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — each of the names identifying a Russell Fundamental Index is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Index ETFs are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the funds.
*	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab Fundamental Index ETFs

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we provide funds that are designed to be part of the foundation of a diversified portfolio. The Schwab Fundamental Index ETFs represent an important part of our product line-up, and are discussed in this annual report.
In recent years, fundamentally weighted strategies have experienced considerable asset growth. Unlike traditional equity indices that are often weighted by market capitalization, fundamentally weighted indices select and weight stocks by objective non-price measures, such as dividends, cash flow, and sales. By using this weighting methodology, the Schwab Fundamental Index ETFs can serve as effective complements to capitalization-weighted index funds and actively managed investment vehicles. These funds also provide the benefits of ETF investing, including transparency, intraday trading, and potential tax efficiency.
For the 12-month reporting period ended February 28, 2015, the funds produced returns that generally tracked their respective indices, with the U.S. funds outperforming the international funds, which generated negative returns. U.S. stocks benefitted from relatively stable economic conditions within the U.S., while international stocks were hurt by the depreciation of many international currencies versus the U.S. dollar. The dollar’s strength reflected signs of decoupling between central bank policies in the U.S. and other countries. In addition, falling commodity prices and political tensions in Russia reduced returns for emerging market stocks.1 Reflecting these
Asset Class Performance Comparison % returns during the 12 months ended 2/28/2015

For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Index ETFs3

From the President continued

For the 12-month reporting period ended February 28, 2015, the funds produced returns that generally tracked their respective indices, with the U.S. funds outperforming the international funds, which generated negative returns.

conditions, the Russell Fundamental U.S. Large Company Index returned 14.3% and the Russell Fundamental Developed ex-U.S. Large Company Index returned -1.8%.2
For more information about the Schwab Fundamental Index ETFs, please continue reading this report. In addition, you can find further details about these ETFs by visiting our new website at www.csimfunds.com, which provides improved functionality, enhanced design, and access to industry insights. We are also happy to hear from you at 1-800-435-4000.
Sincerely,
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
1 To find out more information, please read “Investments in Russian Securities” in the “Insights” tab on CSIMFunds.com.
2 The total return cited for the index is calculated net of foreign withholding taxes.
4Schwab Fundamental Index ETFs

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2013, Ms. Qin worked at The Bank of New York Mellon Corporation, where she spent more than two years as an associate equity portfolio manager, and nearly two years as a performance analyst. Prior to that, Ms. Qin worked at Wells Fargo Fund Management as a mutual fund analyst and at CIGNA Reinsurance in the Variable Annuity Death Benefits (VADBe) Risk Management group as a risk analyst.
Schwab Fundamental Index ETFs5

Schwab Fundamental U.S. Broad Market Index ETF
The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Index (the index). This index measures the performance of the companies by fundamental overall company scores that are created using the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed well during the reporting period, in part due to a rebounding U.S. economy, strengthening consumer sentiment, and favorable earnings reports by select companies. Several U.S. indices were able to overcome increased market volatility and reach record highs in the second half of the reporting period, even as many economies outside the U.S. struggled with fragile recoveries. Within the index, stocks in the Health Care and Consumer Staples sectors were some of the better performers, while stocks in the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was 13.78% and its NAV return was 13.54% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 13.89% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the only detractor from the performance of both the index and the fund. Energy stocks represented the largest average weight of any sector, comprising of approximately 14% of the fund. Stocks in the Energy sector returned approximately -5%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Exxon Mobil Corp., a company that operates petroleum and petrochemicals businesses on a worldwide basis. The fund’s holdings of Exxon Mobil Corp. returned approximately -5% for the reporting period. The Materials sector produced positive returns for the fund, but was one of the weakest contributors to overall fund performance. Materials stocks represented an average weight of approximately 4% of the fund and returned approximately 7%.
The Health Care sector contributed the most to the fund’s total return, and to the return of the index. Health Care stocks represented an average weight of approximately 11% of the fund and returned approximately 26% for the 12-month reporting period, reflecting the overall performance of health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is Anthem, Inc., a health benefits company. The fund’s holdings of Anthem, Inc. returned approximately 64% for the reporting period. The Information Technology sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 14% and returning approximately 20%.
As of 02/28/15:
Statistics
Number of Holdings	1,507
Weighted Average Market Cap (millions)	$106,043
Price/Earnings Ratio (P/E)	20.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	10%
Sector Weightings % of Investments
Information Technology	13.9%
Consumer Discretionary	13.7%
Financials	13.7%
Energy	12.5%
Health Care	11.8%
Consumer Staples	11.3%
Industrials	11.0%
Utilities	4.2%
Materials	4.0%
Telecommunication Services	3.5%
Other	0.4%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Exxon Mobil Corp.	3.9%
Chevron Corp.	2.1%
AT&T, Inc.	1.9%
Microsoft Corp.	1.6%
Wal-Mart Stores, Inc.	1.4%
The Procter & Gamble Co.	1.3%
Pfizer, Inc.	1.2%
Apple, Inc.	1.2%
General Electric Co.	1.2%
JPMorgan Chase & Co.	1.2%
Total	17.0%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	13.78%	15.90%
NAV Return[2]	13.54%	15.83%
Russell Fundamental U.S. Index	13.89%	16.22%
ETF Category: Morningstar Large Value[3]	14.42%	14.75%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell Fundamental U.S. Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Broad Market Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs7

Schwab Fundamental U.S. Large Company Index ETF
The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Large-cap U.S. stocks performed well during the reporting period, slightly outperforming U.S. small-cap stocks. A rebounding U.S. economy and strengthening consumer sentiment contributed to this positive performance, as did favorable earnings reports by select companies. Several U.S. indices were able to overcome increased market volatility and reach record highs in the second half of the reporting period, even as many economies outside the U.S. struggled with fragile recoveries. Within the index, stocks in the Health Care and Consumer Staples sectors were some of the better performers, while stocks in the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was 14.11% and its NAV return was 13.92% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 14.34% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the only detractor from the performance of both the index and the fund. Energy stocks represented an average weight of approximately 15% of the fund and returned approximately -4%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Exxon Mobil Corp., a company that operates petroleum and petrochemicals businesses on a worldwide basis. The fund’s holdings of Exxon Mobil Corp. returned approximately -5% for the reporting period. The Materials sector generated positive returns, but was among the weakest contributors to the performance of the fund. Materials stocks represented an average weight of 4% of the fund and returned approximately 8%.
The Health Care sector contributed the most to the fund’s total return, and to the return of the index. Health Care stocks represented an average weight of approximately 12% of the fund and returned approximately 26%, reflecting the overall performance of health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Anthem, Inc., a health benefits company, is one example from this sector. The fund’s holdings of Anthem, Inc. returned approximately 64%. Another meaningful contributor to the return of the fund was the Information Technology sector. Information Technology stocks represented an average weight of approximately 14% of the fund and returned approximately 20% for the 12-month reporting period.
As of 02/28/15:
Statistics
Number of Holdings	627
Weighted Average Market Cap (millions)	$115,971
Price/Earnings Ratio (P/E)	19.3
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	10%
Sector Weightings % of Investments
Information Technology	13.9%
Consumer Discretionary	13.4%
Energy	13.3%
Financials	12.9%
Health Care	12.2%
Consumer Staples	12.1%
Industrials	10.1%
Utilities	4.3%
Materials	3.8%
Telecommunication Services	3.7%
Other	0.3%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Exxon Mobil Corp.	4.3%
Chevron Corp.	2.3%
AT&T, Inc.	2.1%
Microsoft Corp.	1.8%
Wal-Mart Stores, Inc.	1.5%
The Procter & Gamble Co.	1.5%
Pfizer, Inc.	1.4%
Apple, Inc.	1.3%
General Electric Co.	1.3%
JPMorgan Chase & Co.	1.3%
Total	18.8%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
8Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	14.11%	15.90%
NAV Return[2]	13.92%	15.81%
Russell Fundamental U.S. Large Company Index	14.34%	16.22%
ETF Category: Morningstar Large Value[3]	14.42%	14.75%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs9

Schwab Fundamental U.S. Small Company Index ETF
The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Small-cap U.S. stocks performed well during the reporting period, slightly underperforming U.S. large-cap stocks. A rebounding U.S. economy and strengthening consumer sentiment contributed to this positive performance, as did favorable earnings reports by select companies. Several U.S. indices were able to overcome increased market volatility and reach record highs in the second half of the reporting period, even as many economies outside the U.S. struggled with fragile recoveries. Within the index, stocks in the Health Care and Telecommunication Services sectors were some of the better performers, while stocks in the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was 9.02% and its NAV return was 9.06% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 9.34% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was one of the only detractors from the performance of the index and the fund. Energy stocks represented an average weight of approximately 6% of the fund and returned approximately -39%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is McDermott International, Inc., a worldwide energy services company. The fund’s holdings of McDermott International, Inc. returned approximately -69%. Another detractor from both index and fund performance was the Materials sector. Materials stocks represented an average weight of approximately 6% of the fund and returned approximately -2%.
The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector represents part of the reason for this contribution, with Financials stocks comprising approximately 22% of the fund. The Financials sector returned approximately 14% for the fund, reflecting the overall performance of companies involved in banking, diversified financial services, insurance, and real estate. One example from this sector is Protective Life Corp., a provider of financial services through the production, distribution, and administration of insurance and investment products. The fund’s holdings of Protective Life Corp. returned approximately 36%. The Information Technology sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 15% of the fund and returning approximately 18% for the 12-month reporting period.
As of 02/28/15:
Statistics
Number of Holdings	882
Weighted Average Market Cap (millions)	$4,440
Price/Earnings Ratio (P/E)	53.8
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate[1]	22%
Sector Weightings % of Investments
Financials	21.7%
Industrials	20.2%
Consumer Discretionary	16.3%
Information Technology	14.4%
Health Care	7.5%
Materials	5.6%
Energy	4.1%
Utilities	3.8%
Consumer Staples	3.6%
Telecommunication Services	1.8%
Other	1.0%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Office Depot, Inc.	0.4%
Level 3 Communications, Inc.	0.3%
Centene Corp.	0.3%
Restaurant Brands International, Inc.	0.3%
The Pantry, Inc.	0.3%
Endurance Specialty Holdings Ltd.	0.3%
Spirit AeroSystems Holdings, Inc., Class A	0.3%
SkyWest, Inc.	0.3%
Platinum Underwriters Holdings Ltd.	0.3%
Lennox International, Inc.	0.3%
Total	3.1%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
10Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	9.02%	15.63%
NAV Return[2]	9.06%	15.59%
Russell Fundamental U.S. Small Company Index	9.34%	16.00%
ETF Category: Morningstar Small Blend[3]	6.95%	13.29%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance.Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Investments in smaller companies typically exhibit higher volatility.
Index ownership — “Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs11

Schwab Fundamental International Large Company Index ETF
The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of large companies in developed international markets produced negative overall returns for the 12-month reporting period, in part due to uncertain global economic growth and continued geopolitical tensions in Ukraine and the Middle East. Additionally, many international currencies depreciated versus the U.S. dollar, generally reducing returns on overseas investments.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was -2.28% and its NAV return was -2.11% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -1.79%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from the United Kingdom were among the biggest detractors from the total return of the fund. United Kingdom stocks represented an average weight of approximately 17% of the fund and returned approximately -5% in U.S. dollar terms. One example from this market is BP plc, an oil and gas company that provides fuel for transportation, energy for heat and light, lubricants for engines, and petrochemicals products. The fund’s holdings of BP plc returned approximately -14% in U.S. dollar terms. Stocks from France also performed poorly for the fund overall, representing an average weight of approximately 11% of the fund and returning approximately -5% in U.S. dollar terms.
Japanese stocks were among the biggest contributors to the returns of both the index and the fund. Stocks from Japan represented an average weight of approximately 20% of the fund and returned approximately 8% in U.S. dollar terms. One example from this market is Toyota Motor Corp., a company that designs, manufactures, assembles, and sells passenger cars, minivans, commercial vehicles, and related parts and accessories in Japan, North America, Europe, Asia, and internationally. The fund’s holdings of Toyota Motor Corp. returned approximately 21% in U.S. dollar terms. Stocks from Hong Kong also contributed to the fund’s performance, representing an average weight of approximately 1% of the fund and returning approximately 15% in U.S. dollar terms.
As of 02/28/15:
Statistics
Number of Holdings	819
Weighted Average Market Cap (millions)	$59,000
Price/Earnings Ratio (P/E)	24.5
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate[2]	11%
Sector Weightings % of Investments
Financials	18.2%
Industrials	12.9%
Energy	12.1%
Consumer Discretionary	11.8%
Materials	9.8%
Consumer Staples	9.8%
Telecommunication Services	7.8%
Health Care	7.0%
Utilities	5.7%
Information Technology	4.5%
Other	0.4%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
BP plc	2.2%
Royal Dutch Shell plc, A Shares	1.9%
Total S.A	1.6%
Royal Dutch Shell plc, B Shares	1.2%
HSBC Holdings plc	1.2%
Nestle S.A. – Reg'd	1.1%
Telefonica S.A	1.1%
Vodafone Group plc	1.1%
Toyota Motor Corp.	1.0%
Banco Santander S.A	1.0%
Total	13.4%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
12Schwab Fundamental Index ETFs

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	-2.28%	6.93%
NAV Return[2]	-2.11%	6.69%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)	-1.79%	7.09%
ETF Category: Morningstar Foreign Large Value[3]	-1.87%	5.06%
Fund Expense Ratio4: 0.32%

Country Weightings % of Investments
Japan	22.3%
United Kingdom	17.0%
France	10.4%
Germany	9.1%
Canada	6.3%
Switzerland	5.6%
Netherlands	5.5%
Australia	5.3%
Spain	4.0%
Italy	3.7%
Other Countries	10.8%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — “Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs13

Schwab Fundamental International Small Company Index ETF
The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of small companies in developed international markets produced negative overall returns for the 12-month reporting period, in part due to uncertain global economic growth and continued geopolitical tensions in Ukraine and the Middle East. Additionally, many international currencies depreciated versus the U.S. dollar, generally reducing returns on overseas investments.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was -0.61% and its NAV return was -0.32% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.25%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors.  Canadian stocks were among the biggest detractors from the returns of both the index and the fund. Stocks from Canada represented an average weight of approximately 9% of the fund and returned approximately -9% in U.S. dollar terms. One example from this market is Lightstream Resources Ltd., a light oil-focused exploration and production company in Canada. The fund’s holdings of Lightstream Resources Ltd. returned approximately -81% in U.S. dollar terms. Stocks from Germany also detracted from the performance of the index and the fund. German stocks represented an average weight of approximately 4% of the fund and returned approximately -13% in U.S. dollar terms.
Stocks from Japan were among the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 38% of the fund. Japanese stocks returned approximately 12% in U.S. dollar terms. One example from this market is Minebea Co., Ltd., a company that manufactures and markets miniature and instrument ball bearings with production facilities in Thailand and Singapore. The fund’s holdings of Minebea Co., Ltd. returned approximately 74% in U.S. dollar terms. Stocks from Hong Kong also provided meaningful contributions to the fund’s performance, representing an average weight of approximately 3% of the fund and returning approximately 5% in U.S. dollar terms.
As of 02/28/15:
Statistics
Number of Holdings	1,301
Weighted Average Market Cap (millions)	$3,592
Price/Earnings Ratio (P/E)	25.3
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	21%
Sector Weightings % of Investments
Industrials	23.3%
Consumer Discretionary	19.3%
Financials	17.1%
Materials	10.9%
Information Technology	9.1%
Consumer Staples	8.0%
Health Care	4.6%
Energy	3.0%
Utilities	1.5%
Telecommunication Services	1.1%
Other	2.1%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Dixons Carphone plc	0.4%
Evraz plc	0.3%
Kikkoman Corp.	0.2%
Alps Electric Co., Ltd.	0.2%
NOK Corp.	0.2%
Check Point Software Technologies Ltd.	0.2%
Persimmon plc	0.2%
Celesio AG	0.2%
Catlin Group Ltd.	0.2%
DCC plc	0.2%
Total	2.3%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
14Schwab Fundamental Index ETFs

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	-0.61%	7.18%
NAV Return[2]	-0.32%	6.74%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)	0.25%	7.51%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	-2.20%	6.85%
Fund Expense Ratio4: 0.48%

Country Weightings % of Investments
Japan	38.9%
United Kingdom	13.2%
Canada	7.3%
Australia	5.5%
France	4.4%
Germany	3.7%
Switzerland	2.8%
Hong Kong	2.7%
Other Countries	21.5%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Investments in smaller companies typically exhibit higher volatility.
Index ownership — “Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.02%.
Schwab Fundamental Index ETFs15

Schwab Fundamental Emerging Markets Large Company Index ETF
The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Emerging Markets Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Emerging markets produced negative overall returns for the 12-month reporting period, even as the Federal Reserve decided to maintain historically low short-term interest rates. Many emerging market central banks, including Indonesia and China, have cut interest rates to help spur growth, while others, such as Brazil, have raised interest rates to combat inflation. Continued geopolitical tensions and increased market volatility played a role in the negative performance of emerging markets, and the appreciation of the U.S. dollar versus many emerging market currencies, including Russia and Indonesia, generally reduced returns on overseas investments.
Performance. For the 12-month reporting period ended February 28, 2015, the fund closely tracked the index. The fund’s market price return was -1.33% and its NAV return was -1.98% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -1.34%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors.  Brazilian stocks were among the biggest detractors from the total return of the fund. Stocks from Brazil represented an average weight of approximately 14% of the fund and returned approximately -22% in U.S. dollar terms. One example from this market is preferred stock of Petroleo Brasileiro SA, a company that explores for and produces oil and natural gas. The fund’s preferred stock holdings of Petroleo Brasileiro SA returned approximately -39% in U.S. dollar terms. Stocks from Russia also detracted from the performance of the fund. Russian stocks represented an average weight of approximately 12% of the fund and returned approximately -23% in U.S. dollar terms.
Stocks from China were among the biggest contributors to the returns of both the index and the fund. Chinese stocks represented an average weight of approximately 15% of the fund and returned approximately 27% in U.S. dollar terms. One example from this market is China Mobile Ltd., a company that provides, through its subsidiaries, cellular telecommunications and related services in the People’s Republic of China and Hong Kong. The fund’s holdings of China Mobile Ltd. returned approximately 48% in U.S. dollar terms. Stocks from Taiwan also meaningfully contributed to the fund’s performance, representing an average weight of approximately 13% of the fund and returning approximately 17% in U.S. dollar terms.
As of 02/28/15:
Statistics
Number of Holdings	291
Weighted Average Market Cap (millions)	$56,920
Price/Earnings Ratio (P/E)	13.4
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate[2]	13%
Sector Weightings % of Investments
Energy	22.2%
Financials	19.8%
Information Technology	16.6%
Materials	10.9%
Telecommunication Services	10.7%
Industrials	5.7%
Consumer Discretionary	5.6%
Consumer Staples	3.5%
Utilities	3.3%
Other	1.7%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Samsung Electronics Co., Ltd.	4.2%
Gazprom OAO	3.4%
LUKOIL OAO	3.2%
China Mobile Ltd.	2.6%
China Construction Bank Corp., H Shares	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
Industrial & Commercial Bank of China Ltd., H Shares	1.9%
Bank of China Ltd., H Shares	1.7%
China Petroleum & Chemical Corp., H Shares	1.7%
Hon Hai Precision Industry Co., Ltd.	1.4%
Total	24.5%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
16Schwab Fundamental Index ETFs

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	-1.33%	-0.76%
NAV Return[2]	-1.98%	-1.26%
Russell Fundamental Emerging Markets Large Company Index (Net)	-1.34%	-0.75%
ETF Category: Morningstar Diversified Emerging Markets[3]	2.73%	1.18%
Fund Expense Ratio4: 0.47%

Country Weightings % of Investments
China	18.8%
Republic of Korea	18.4%
Taiwan	13.2%
Brazil	11.8%
Russia	11.7%
South Africa	7.0%
Mexico	3.5%
Other Countries	15.6%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — “Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.01%.
Schwab Fundamental Index ETFs17

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2014 and held through February 28, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/14	Ending Account Value (Net of Expenses) at 2/28/15	Expenses Paid During Period[2] 9/1/14–2/28/15
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.32%	$1,000.00	$ 1,041.90	$1.62
Hypothetical 5% Return	0.32%	$1,000.00	$ 1,023.21	$1.61
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.32%	$1,000.00	$1,040.90	$1.62
Hypothetical 5% Return	0.32%	$1,000.00	$ 1,023.21	$1.61
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.32%	$1,000.00	$ 1,049.20	$1.63
Hypothetical 5% Return	0.32%	$1,000.00	$ 1,023.21	$1.61
Schwab Fundamental International Large Company Index ETF
Actual Return	0.32%	$1,000.00	$ 963.20	$1.56
Hypothetical 5% Return	0.32%	$1,000.00	$ 1,023.21	$1.61
Schwab Fundamental International Small Company Index ETF
Actual Return	0.46%	$1,000.00	$ 976.10	$2.25
Hypothetical 5% Return	0.46%	$1,000.00	$ 1,022.52	$2.31
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.46%	$1,000.00	$ 852.00	$2.11
Hypothetical 5% Return	0.46%	$1,000.00	$ 1,022.52	$2.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.
18Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	27.36	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.54	0.21
Net realized and unrealized gains (losses)	3.14	2.28
Total from investment operations	3.68	2.49
Less distributions:
Distributions from net investment income	(0.50)	(0.13)
Net asset value at end of period	30.54	27.36
Total return (%)	13.54	9.99 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.32	0.32 [3]
Net investment income (loss)	2.14	2.11 [3]
Portfolio turnover rate[4]	10	5 [2]
Net assets, end of period ($ x 1,000)	212,247	58,823

1
Commencement of operations.
2
Not annualized.
3
Annualized.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    19

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	195,907,920	211,538,252
0.0%	Rights	1,852	1,852
0.4%	Other Investment Companies	915,699	915,699
0.0%	Short-Term Investment	10,000	10,000
100.1%	Total Investments	196,835,471	212,465,803
(0.1)%	Other Assets and Liabilities, Net		(218,808)
100.0%	Net Assets		212,246,995

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
Other Securities		1.2	2,478,157
Banks 5.3%
Bank of America Corp.	131,355	1.0	2,076,722
Citigroup, Inc.	26,353	0.7	1,381,424
JPMorgan Chase & Co.	40,602	1.2	2,488,091
Wells Fargo & Co.	35,987	0.9	1,971,728
Other Securities		1.5	3,318,023
		5.3	11,235,988
Capital Goods 7.8%
3M Co.	5,228	0.4	881,702
General Electric Co.	96,241	1.2	2,501,304
United Technologies Corp.	9,256	0.5	1,128,399
Other Securities		5.7	12,113,685
		7.8	16,625,090
Commercial & Professional Services 1.3%
Other Securities		1.3	2,634,633
Consumer Durables & Apparel 1.3%
Other Securities		1.3	2,732,066
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 2.0%
McDonald's Corp.	12,131	0.6	1,199,756
Other Securities		1.4	3,003,143
		2.0	4,202,899
Diversified Financials 3.1%
Berkshire Hathaway, Inc., Class B *	10,286	0.7	1,516,259
The Charles Schwab Corp. (a)	3,997	0.1	117,272
Other Securities		2.3	5,019,743
		3.1	6,653,274
Energy 12.5%
Chevron Corp.	41,452	2.1	4,422,099
ConocoPhillips	36,435	1.1	2,375,562
Exxon Mobil Corp.	92,784	3.9	8,215,095
Phillips 66	17,326	0.6	1,359,398
Schlumberger Ltd.	9,095	0.4	765,435
Valero Energy Corp.	16,791	0.5	1,035,837
Other Securities		3.9	8,376,900
		12.5	26,550,326
Food & Staples Retailing 4.2%
Costco Wholesale Corp.	6,612	0.5	971,700
CVS Health Corp.	20,132	1.0	2,091,111
Wal-Mart Stores, Inc.	35,631	1.4	2,990,510
Walgreens Boots Alliance, Inc.	13,484	0.5	1,120,251
Other Securities		0.8	1,789,752
		4.2	8,963,324
Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	18,978	0.5	1,068,272
PepsiCo, Inc.	14,759	0.7	1,460,846
Philip Morris International, Inc.	18,401	0.7	1,526,547
The Coca-Cola Co.	30,254	0.6	1,309,998
Other Securities		2.6	5,413,988
		5.1	10,779,651
Health Care Equipment & Services 6.2%
Anthem, Inc.	9,804	0.7	1,435,796
McKesson Corp.	3,364	0.4	769,347
Medtronic plc	12,339	0.5	957,383
UnitedHealth Group, Inc.	15,664	0.8	1,779,900
Other Securities		3.8	8,295,345
		6.2	13,237,771
Household & Personal Products 2.0%
The Procter & Gamble Co.	33,265	1.3	2,831,849
Other Securities		0.7	1,465,538
		2.0	4,297,387
Insurance 3.3%
The Travelers Cos., Inc.	9,768	0.5	1,049,474
Other Securities		2.8	5,973,116
		3.3	7,022,590
20    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Materials 4.0%
Other Securities		4.0	8,477,505
Media 3.6%
Comcast Corp., Class A	18,801	0.5	1,116,403
DIRECTV *	8,588	0.4	760,897
The Walt Disney Co.	12,736	0.6	1,325,563
Time Warner, Inc.	12,026	0.5	984,448
Other Securities		1.6	3,377,282
		3.6	7,564,593
Pharmaceuticals, Biotechnology & Life Sciences 5.5%
Amgen, Inc.	6,860	0.5	1,081,959
Bristol-Myers Squibb Co.	13,400	0.4	816,328
Johnson & Johnson	22,129	1.1	2,268,444
Merck & Co., Inc.	23,157	0.6	1,355,611
Pfizer, Inc.	76,668	1.2	2,631,246
Other Securities		1.7	3,555,623
		5.5	11,709,211
Real Estate 2.0%
Other Securities		2.0	4,245,604
Retailing 5.7%
Lowe's Cos., Inc.	17,100	0.6	1,266,939
Target Corp.	15,765	0.6	1,211,225
The Home Depot, Inc.	14,177	0.8	1,626,811
Other Securities		3.7	7,925,781
		5.7	12,030,756
Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	74,327	1.2	2,471,373
Other Securities		1.4	3,048,669
		2.6	5,520,042
Software & Services 6.4%
International Business Machines Corp.	14,722	1.1	2,384,081
Microsoft Corp.	78,235	1.6	3,430,605
Oracle Corp.	25,354	0.5	1,111,012
Other Securities		3.2	6,722,171
		6.4	13,647,869
Technology Hardware & Equipment 4.9%
Apple, Inc.	20,089	1.2	2,580,633
Cisco Systems, Inc.	58,458	0.8	1,725,096
Hewlett-Packard Co.	60,015	1.0	2,090,923
Other Securities		1.9	3,986,533
		4.9	10,383,185
Telecommunication Services 3.5%
AT&T, Inc.	117,859	1.9	4,073,207
Verizon Communications, Inc.	47,235	1.1	2,335,771
Other Securities		0.5	1,054,011
		3.5	7,462,989
Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.0%
Other Securities		2.0	4,116,609
Utilities 4.2%
Other Securities		4.2	8,966,733
Total Common Stock
(Cost $195,907,920)			211,538,252

Rights 0.0% of net assets
Telecommunication Services 0.0%
Other Securities		0.0	1,852
Total Rights
(Cost $1,852)			1,852

Other Investment Companies 0.4% of net assets
Money Market Fund 0.1%
Other Securities		0.1	158,442
Securities Lending Collateral 0.3%
Other Securities		0.3	757,257
Total Other Investment Companies
(Cost $915,699)			915,699
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
Other Securities		0.0	10,000
Total Short-Term Investment
(Cost $10,000)			10,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $196,824,545 and the unrealized appreciation and depreciation were $20,582,594 and ($4,941,336), respectively, with a net unrealized appreciation of $15,641,258.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $1,852 or 0.0% of net assets.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is on loan. Securities on loan were valued at $769,282. Non-Cash Collateral pledged to the fund for securities on loan amounted to $51,369.
(g)	All or a portion of this security is held as collateral for open futures contracts.

See financial notes    21

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings continued
CVR –	Contingent Value Rights
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/20/15	2	210,280	376

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$211,538,252	$—	$—	$211,538,252
Rights [1]	—	—	1,852	1,852
Other Investment Companies[1]	915,699	—	—	915,699
Short-Term Investment[1]	—	10,000	—	10,000
Total	$212,453,951	$10,000	$1,852	$212,465,803
Other Financial Instruments
Futures Contracts[2]	$376	$—	$—	$376
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2014	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 28, 2015
Rights	$—	$—	$—	$1,852	$—	$—	$—	$1,852
Total	$—	$—	$—	$1,852	$—	$—	$—	$1,852
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
22    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments in affiliated issuers, at value (cost $102,885)		$117,272
Investments in unaffiliated issuers, at value (cost $195,975,329) including securities on loan of $769,282		211,591,274
Collateral invested for securities on loan, at value (cost $757,257)	+	757,257
Total investments, at value (cost $196,835,471)		212,465,803
Foreign currency, at value (cost $7,961)		7,961
Receivables:
Investments sold		200
Dividends		539,485
Income from securities on loan	+	2,722
Total assets		213,016,171
Liabilities
Collateral held for securities on loan		757,257
Payables:
Investment adviser fees		11,209
Variation margin on futures contracts	+	710
Total liabilities		769,176
Net Assets
Total assets		213,016,171
Total liabilities	–	769,176
Net assets		$212,246,995
Net Assets by Source
Capital received from investors		195,880,708
Net investment income not yet distributed		819,107
Net realized capital losses		(83,528)
Net unrealized capital appreciation		15,630,708

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$212,246,995		6,950,001		$30.54

See financial notes    23

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends received from affiliated issuer		$784
Dividends received from unaffiliated issuers (net of foreign withholding tax of $836)		3,114,317
Securities on loan	+	12,521
Total investment income		3,127,622
Expenses
Investment adviser fees		407,051
Total expenses	–	407,051
Net investment income		2,720,571
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		1,519
Net realized losses on unaffiliated investments		(61,521)
Net realized gains on futures contracts		4,530
Net realized losses on foreign currency transactions	+	(3)
Net realized losses		(55,475)
Net change in unrealized appreciation (depreciation) on affiliated issuer		9,071
Net change in unrealized appreciation (depreciation) on unaffiliated investments		12,906,010
Net change in unrealized appreciation (depreciation) on futures contracts	+	376
Net change in unrealized appreciation (depreciation)	+	12,915,457
Net realized and unrealized gains		12,859,982
Increase in net assets resulting from operations		$15,580,553
24    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$2,720,571	$315,003
Net realized losses		(55,475)	(61,690)
Net change in unrealized appreciation (depreciation)	+	12,915,457	2,715,251
Increase in net assets resulting from operations		15,580,553	2,968,564
Distributions to Shareholders
Distributions from net investment income		($2,041,330)	($141,500)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,800,000	$139,884,389	2,150,001	$55,996,319
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		4,800,000	$139,884,389	2,150,001	$55,996,319
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,150,001	$58,823,383	—	$—
Total increase	+	4,800,000	153,423,612	2,150,001	58,823,383
End of period		6,950,001	$212,246,995	2,150,001	$58,823,383
Net investment income not yet distributed			$819,107		$172,206
*	Commencement of operations.
See financial notes    25

Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	27.27	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.21
Net realized and unrealized gains (losses)	3.25	2.18
Total from investment operations	3.77	2.39
Less distributions:
Distributions from net investment income	(0.49)	(0.12)
Net asset value at end of period	30.55	27.27
Total return (%)	13.92	9.59 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.32	0.32 [3]
Net investment income (loss)	2.24	2.20 [3]
Portfolio turnover rate[4]	10	6 [2]
Net assets, end of period ($ x 1,000)	336,043	72,259

1
Commencement of operations.
2
Not annualized.
3
Annualized.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
26    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	314,025,661	334,954,585
0.3%	Other Investment Companies	908,722	908,722
0.0%	Short-Term Investment	40,000	40,000
100.0%	Total Investments	314,974,383	335,903,307
0.0%	Other Assets and Liabilities, Net		140,113
100.0%	Net Assets		336,043,420

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
Other Securities		1.2	4,013,453
Banks 5.4%
Bank of America Corp.	229,787	1.1	3,632,933
Citigroup, Inc.	46,036	0.7	2,413,207
JPMorgan Chase & Co.	70,693	1.3	4,332,067
Wells Fargo & Co.	62,054	1.0	3,399,939
Other Securities		1.3	4,254,253
		5.4	18,032,399
Capital Goods 7.5%
3M Co.	9,079	0.5	1,531,173
General Electric Co.	168,192	1.3	4,371,310
United Technologies Corp.	16,060	0.6	1,957,875
Other Securities		5.1	17,389,321
		7.5	25,249,679
Commercial & Professional Services 0.8%
Other Securities		0.8	2,857,687
Consumer Durables & Apparel 1.1%
Other Securities		1.1	3,777,895
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 1.7%
McDonald's Corp.	20,962	0.6	2,073,142
Other Securities		1.1	3,684,369
		1.7	5,757,511
Diversified Financials 3.1%
Berkshire Hathaway, Inc., Class B *	17,535	0.8	2,584,834
The Charles Schwab Corp. (a)	7,089	0.1	207,991
Other Securities		2.2	7,714,571
		3.1	10,507,396
Energy 13.3%
Chevron Corp.	72,320	2.3	7,715,098
ConocoPhillips	63,435	1.2	4,135,962
Exxon Mobil Corp.	161,526	4.3	14,301,512
Phillips 66	30,405	0.7	2,385,576
Schlumberger Ltd.	15,940	0.4	1,341,510
Valero Energy Corp.	29,285	0.5	1,806,592
Other Securities		3.9	13,108,463
		13.3	44,794,713
Food & Staples Retailing 4.5%
Costco Wholesale Corp.	11,537	0.5	1,695,478
CVS Health Corp.	34,884	1.1	3,623,401
The Kroger Co.	18,350	0.4	1,305,602
Wal-Mart Stores, Inc.	61,870	1.5	5,192,749
Walgreens Boots Alliance, Inc.	23,434	0.6	1,946,897
Other Securities		0.4	1,510,302
		4.5	15,274,429
Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	32,681	0.5	1,839,614
PepsiCo, Inc.	25,402	0.7	2,514,290
Philip Morris International, Inc.	32,013	0.8	2,655,798
The Coca-Cola Co.	52,650	0.7	2,279,745
Other Securities		2.6	8,667,918
		5.3	17,957,365
Health Care Equipment & Services 6.3%
Anthem, Inc.	17,286	0.8	2,531,535
McKesson Corp.	5,837	0.4	1,334,922
Medtronic plc	21,503	0.5	1,668,418
UnitedHealth Group, Inc.	27,222	0.9	3,093,236
Other Securities		3.7	12,563,331
		6.3	21,191,442
Household & Personal Products 2.2%
The Procter & Gamble Co.	57,864	1.5	4,925,962
Other Securities		0.7	2,406,898
		2.2	7,332,860
Insurance 3.2%
The Travelers Cos., Inc.	16,979	0.5	1,824,224
Other Securities		2.7	8,799,071
		3.2	10,623,295
See financial notes    27

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Materials 3.8%
Other Securities		3.8	12,865,223
Media 3.7%
Comcast Corp., Class A	32,394	0.6	1,923,556
The Walt Disney Co.	22,128	0.7	2,303,082
Time Warner, Inc.	20,559	0.5	1,682,960
Other Securities		1.9	6,534,707
		3.7	12,444,305
Pharmaceuticals, Biotechnology & Life Sciences 5.9%
Amgen, Inc.	11,948	0.6	1,884,439
Bristol-Myers Squibb Co.	23,197	0.4	1,413,161
Johnson & Johnson	38,544	1.2	3,951,145
Merck & Co., Inc.	40,356	0.7	2,362,440
Pfizer, Inc.	133,243	1.4	4,572,900
Other Securities		1.6	5,495,118
		5.9	19,679,203
Real Estate 1.3%
Other Securities		1.3	4,260,995
Retailing 5.7%
Lowe's Cos., Inc.	29,949	0.7	2,218,921
Target Corp.	27,508	0.6	2,113,440
The Home Depot, Inc.	24,374	0.8	2,796,916
Other Securities		3.6	11,864,553
		5.7	18,993,830
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	129,149	1.3	4,294,204
Other Securities		1.2	3,989,939
		2.5	8,284,143
Software & Services 6.5%
International Business Machines Corp.	25,583	1.2	4,142,911
Microsoft Corp.	136,254	1.8	5,974,738
Oracle Corp.	43,868	0.6	1,922,296
Other Securities		2.9	9,814,079
		6.5	21,854,024
Technology Hardware & Equipment 4.9%
Apple, Inc.	34,835	1.3	4,474,904
Cisco Systems, Inc.	101,266	0.9	2,988,360
Hewlett-Packard Co.	104,988	1.1	3,657,782
Other Securities		1.6	5,316,115
		4.9	16,437,161
Telecommunication Services 3.8%
AT&T, Inc.	204,836	2.1	7,079,132
Verizon Communications, Inc.	82,291	1.2	4,069,290
Other Securities		0.5	1,485,892
		3.8	12,634,314
Transportation 1.7%
Other Securities		1.7	5,806,091
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 4.3%
Other Securities		4.3	14,325,172
Total Common Stock
(Cost $314,025,661)			334,954,585

Other Investment Companies 0.3% of net assets
Money Market Fund 0.1%
Other Securities		0.1	207,814
Securities Lending Collateral 0.2%
Other Securities		0.2	700,908
Total Other Investment Companies
(Cost $908,722)			908,722
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
Other Securities		0.0	40,000
Total Short-Term Investment
(Cost $40,000)			40,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $314,950,046 and the unrealized appreciation and depreciation were $26,937,939 and ($5,984,678), respectively, with a net unrealized appreciation of $20,953,261.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $754,549. Non-Cash Collateral pledged to the fund for securities on loan amounted to $87,052.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/20/15	4	420,560	(148)
28    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$334,954,585	$—	$—	$334,954,585
Other Investment Companies[1]	908,722	—	—	908,722
Short-Term Investment[1]	—	40,000	—	40,000
Total	$335,863,307	$40,000	$—	$335,903,307
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($148)	$—	$—	($148)
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
See financial notes    29

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments in affiliated issuers, at value (cost $184,132)		$207,991
Investments in unaffiliated issuers, at value (cost $314,089,343) including securities on loan of $754,549		334,994,408
Collateral invested for securities on loan, at value (cost $700,908)	+	700,908
Total investments, at value (cost $314,974,383)		335,903,307
Receivables:
Dividends		858,483
Income from securities on loan	+	1,593
Total assets		336,763,383
Liabilities
Collateral held for securities on loan		700,908
Payables:
Investment adviser fees		17,628
Variation margin on futures contracts		1,420
Due to custodian	+	7
Total liabilities		719,963
Net Assets
Total assets		336,763,383
Total liabilities	–	719,963
Net assets		$336,043,420
Net Assets by Source
Capital received from investors		314,012,873
Net investment income not yet distributed		1,265,040
Net realized capital losses		(163,269)
Net unrealized capital appreciation		20,928,776

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$336,043,420		11,000,001		$30.55

30    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends received from affiliated issuer		$1,194
Dividends received from unaffiliated issuers (net of foreign withholding tax of $1,068)		4,418,671
Securities on loan	+	10,210
Total investment income		4,430,075
Expenses
Investment adviser fees		554,434
Total expenses	–	554,434
Net investment income		3,875,641
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		2,220
Net realized losses on unaffiliated investments		(185,210)
Net realized gains on in-kind redemptions		1,816,689
Net realized gains on futures contracts	+	20,174
Net realized gains		1,653,873
Net change in unrealized appreciation (depreciation) on affiliated issuer		15,948
Net change in unrealized appreciation (depreciation) on unaffiliated investments		17,954,276
Net change in unrealized appreciation (depreciation) on futures contracts	+	(148)
Net change in unrealized appreciation (depreciation)	+	17,970,076
Net realized and unrealized gains		19,623,949
Increase in net assets resulting from operations		$23,499,590
See financial notes    31

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$3,875,641	$400,764
Net realized gains (losses)		1,653,873	(40,036)
Net change in unrealized appreciation (depreciation)	+	17,970,076	2,958,700
Increase in net assets resulting from operations		23,499,590	3,319,428
Distributions to Shareholders
Distributions from net investment income		($2,790,460)	($180,240)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,700,000	$253,334,704	2,650,001	$69,119,382
Shares redeemed	+	(350,000)	(10,258,984)	—	—
Net transactions in fund shares		8,350,000	$243,075,720	2,650,001	$69,119,382
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,650,001	$72,258,570	—	$—
Total increase	+	8,350,000	263,784,850	2,650,001	72,258,570
End of period		11,000,001	$336,043,420	2,650,001	$72,258,570
Net investment income not yet distributed			$1,265,040		$218,984
*	Commencement of operations.
32    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	28.44	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.12
Net realized and unrealized gains (losses)	2.22	3.41
Total from investment operations	2.56	3.53
Less distributions:
Distributions from net investment income	(0.32)	(0.09)
Net asset value at end of period	30.68	28.44
Total return (%)	9.06	14.14 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.32	0.32 [3]
Net investment income (loss)	1.32	1.16 [3]
Portfolio turnover rate[4]	22	9 [2]
Net assets, end of period ($ x 1,000)	187,141	55,465

1
Commencement of operations.
2
Not annualized.
3
Annualized.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    33

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	173,876,216	186,743,603
0.0%	Rights	14,969	14,969
1.8%	Other Investment Companies	3,408,567	3,408,567
0.0%	Short-Term Investments	31,500	31,500
101.6%	Total Investments	177,331,252	190,198,639
(1.6)%	Other Assets and Liabilities, Net		(3,057,201)
100.0%	Net Assets		187,141,438

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets
Automobiles & Components 1.0%
Other Securities		1.0	1,798,313
Banks 4.6%
Popular, Inc. *	14,890	0.3	513,854
Other Securities		4.3	8,041,398
		4.6	8,555,252
Capital Goods 11.1%
Carlisle Cos., Inc.	5,124	0.3	476,891
Huntington Ingalls Industries, Inc.	3,297	0.2	465,965
Lennox International, Inc.	5,017	0.3	523,072
Spirit AeroSystems Holdings, Inc., Class A *	10,785	0.3	530,730
Other Securities		10.0	18,827,135
		11.1	20,823,793
Commercial & Professional Services 5.3%
Copart, Inc. *	11,651	0.2	435,980
Other Securities		5.1	9,427,026
		5.3	9,863,006
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Durables & Apparel 2.9%
Hanesbrands, Inc.	3,711	0.3	473,301
Other Securities		2.6	4,963,721
		2.9	5,437,022
Consumer Services 4.6%
Jack in the Box, Inc.	4,665	0.2	451,059
Restaurant Brands International, Inc.	13,786	0.3	609,755
Other Securities		4.1	7,658,965
		4.6	8,719,779
Diversified Financials 3.3%
Eaton Vance Corp.	10,739	0.2	452,112
Federated Investors, Inc., Class B	14,363	0.3	472,974
SEI Investments Co.	10,533	0.2	453,340
Other Securities		2.6	4,759,620
		3.3	6,138,046
Energy 4.2%
Other Securities		4.2	7,806,602
Food & Staples Retailing 1.0%
The Pantry, Inc. *	16,510	0.3	605,917
Other Securities		0.7	1,199,200
		1.0	1,805,117
Food, Beverage & Tobacco 2.3%
Other Securities		2.3	4,362,186
Health Care Equipment & Services 5.6%
Centene Corp. *	9,928	0.3	610,175
Cerner Corp. *	7,119	0.3	512,995
Edwards Lifesciences Corp. *	3,298	0.2	438,700
ResMed, Inc.	7,167	0.2	461,268
Other Securities		4.6	8,422,261
		5.6	10,445,399
Household & Personal Products 0.3%
Other Securities		0.3	663,905
Insurance 4.8%
Allied World Assurance Co. Holdings AG	11,138	0.2	450,532
Endurance Specialty Holdings Ltd.	8,458	0.3	537,675
First American Financial Corp.	14,696	0.3	514,801
Platinum Underwriters Holdings Ltd.	6,877	0.3	525,059
Primerica, Inc.	8,691	0.2	458,363
Other Securities		3.5	6,493,233
		4.8	8,979,663
Materials 5.7%
Graphic Packaging Holding Co. *	30,453	0.2	459,536
Martin Marietta Materials, Inc.	3,245	0.2	461,861
Resolute Forest Products, Inc. *	24,235	0.2	442,046
Other Securities		5.1	9,356,036
		5.7	10,719,479
34    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Media 2.1%
Cinemark Holdings, Inc.	11,514	0.3	468,850
Other Securities		1.8	3,551,257
		2.1	4,020,107
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Charles River Laboratories International, Inc. *	6,165	0.3	472,671
Other Securities		1.7	3,293,174
		2.0	3,765,845
Real Estate 9.4%
Corrections Corp. of America	12,368	0.3	493,360
Digital Realty Trust, Inc.	6,748	0.2	447,932
Duke Realty Corp.	22,192	0.3	474,021
Jones Lang LaSalle, Inc.	3,088	0.3	497,940
Other Securities		8.3	15,611,238
		9.4	17,524,491
Retailing 5.9%
Chico's FAS, Inc.	26,485	0.3	482,822
Office Depot, Inc. *	74,863	0.4	701,466
Other Securities		5.2	9,793,591
		5.9	10,977,879
Semiconductors & Semiconductor Equipment 4.0%
ON Semiconductor Corp. *	36,481	0.2	465,133
Qorvo, Inc. *	7,404	0.3	513,838
Skyworks Solutions, Inc.	5,285	0.2	463,759
Other Securities		3.3	6,062,852
		4.0	7,505,582
Software & Services 5.7%
Akamai Technologies, Inc. *	6,874	0.3	477,812
Convergys Corp.	21,148	0.3	472,658
DST Systems, Inc.	4,487	0.3	476,923
Global Payments, Inc.	4,890	0.2	449,195
VeriSign, Inc. *	7,584	0.3	485,528
Other Securities		4.3	8,276,027
		5.7	10,638,143
Technology Hardware & Equipment 4.9%
Brocade Communications Systems, Inc.	35,948	0.2	445,396
QLogic Corp. *	30,546	0.2	458,495
Other Securities		4.5	8,313,723
		4.9	9,217,614
Telecommunication Services 1.0%
Level 3 Communications, Inc. *	11,770	0.3	633,932
Other Securities		0.7	1,238,798
		1.0	1,872,730
Transportation 4.2%
Alaska Air Group, Inc.	7,731	0.3	492,078
JetBlue Airways Corp. *	28,487	0.3	489,692
SkyWest, Inc.	35,922	0.3	525,180
Security	Number of Shares	% of Net Assets	Value ($)
Southwest Airlines Co.	11,634	0.3	503,054
Other Securities		3.0	5,783,761
		4.2	7,793,765
Utilities 3.9%
Hawaiian Electric Industries, Inc.	14,575	0.3	481,704
WGL Holdings, Inc.	8,419	0.2	449,154
Other Securities		3.4	6,379,027
		3.9	7,309,885
Total Common Stock
(Cost $173,876,216)			186,743,603

Rights 0.0% of net assets
Telecommunication Services 0.0%
Other Securities		0.0	14,969
Total Rights
(Cost $14,969)			14,969

Other Investment Companies 1.8% of net assets
Money Market Fund 0.2%
Other Securities		0.2	345,284
Securities Lending Collateral 1.6%
Other Securities		1.6	3,063,283
Total Other Investment Companies
(Cost $3,408,567)			3,408,567
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets
U.S. Treasury Obligations 0.0%
Other Securities		0.0	31,500
Total Short-Term Investment
(Cost $31,500)			31,500

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $177,333,719 and the unrealized appreciation and depreciation were $18,758,378 and ($5,893,458), respectively, with a net unrealized appreciation of $12,864,920.
See financial notes    35

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings continued
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $14,969 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is on loan. Securities on loan were valued at $2,885,416. Non-Cash Collateral pledged to the fund for securities on loan amounted to $11,556.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is held as collateral for open futures contracts.

CVR –	Contingent Value Rights
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/20/15	1	123,160	(67)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$186,743,603	$—	$—	$186,743,603
Rights [1]	—	—	14,969	14,969
Other Investment Companies[1]	3,408,567	—	—	3,408,567
Short-Term Investments[1]	—	31,500	—	31,500
Total	$190,152,170	$31,500	$14,969	$190,198,639
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($67)	$—	$—	($67)
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2014	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 28, 2015
Rights	$—	$—	$—	$14,969	$—	$—	$—	$14,969
Total	$—	$—	$—	$14,969	$—	$—	$—	$14,969
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
36    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $174,267,969) including securities on loan of $2,885,416		$187,135,356
Collateral invested for securities on loan, at value (cost $3,063,283)	+	3,063,283
Total investments, at value (cost $177,331,252)		190,198,639
Cash		22,310
Receivables:
Investments sold		2,652
Fund shares sold		4,612,640
Dividends		198,263
Income from securities on loan	+	7,697
Total assets		195,042,201
Liabilities
Collateral held for securities on loan		3,063,283
Payables:
Investments bought		4,827,204
Investment adviser fees		9,666
Variation margin on futures contracts	+	610
Total liabilities		7,900,763
Net Assets
Total assets		195,042,201
Total liabilities	–	7,900,763
Net assets		$187,141,438
Net Assets by Source
Capital received from investors		174,211,619
Net investment income not yet distributed		247,303
Net realized capital losses		(184,800)
Net unrealized capital appreciation		12,867,316

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$187,141,438		6,100,001		$30.68

See financial notes    37

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends (net of foreign withholding tax of $1,474)		$1,586,224
Securities on loan	+	42,476
Total investment income		1,628,700
Expenses
Investment adviser fees		318,756
Total expenses	–	318,756
Net investment income		1,309,944
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(207,078)
Net realized gains on in-kind redemptions		1,197,593
Net realized gains on futures contracts		25,180
Net realized losses on foreign currency transactions	+	(28)
Net realized gains		1,015,667
Net change in unrealized appreciation (depreciation) on investments		9,507,234
Net change in unrealized appreciation (depreciation) on futures contracts		(1,085)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(4)
Net change in unrealized appreciation (depreciation)	+	9,506,145
Net realized and unrealized gains		10,521,812
Increase in net assets resulting from operations		$11,831,756
38    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$1,309,944	$155,554
Net realized gains (losses)		1,015,667	(49,772)
Net change in unrealized appreciation (depreciation)	+	9,506,145	3,361,171
Increase in net assets resulting from operations		11,831,756	3,466,953
Distributions to Shareholders
Distributions from net investment income		($1,067,580)	($95,650)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,550,000	$132,596,467	1,950,001	$52,093,700
Shares redeemed	+	(400,000)	(11,684,208)	—	—
Net transactions in fund shares		4,150,000	$120,912,259	1,950,001	$52,093,700
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,950,001	$55,465,003	—	$—
Total increase	+	4,150,000	131,676,435	1,950,001	55,465,003
End of period		6,100,001	$187,141,438	1,950,001	$55,465,003
Net investment income not yet distributed			$247,303		$57,781
*	Commencement of operations.
See financial notes    39

Schwab Fundamental International Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	28.26	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.36
Net realized and unrealized gains (losses)	(0.92) [2]	3.04
Total from investment operations	(0.62)	3.40
Less distributions:
Distributions from net investment income	(0.47)	(0.14)
Net asset value at end of period	27.17	28.26
Total return (%)	(2.11)	13.60 [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.32	0.32 [4]
Net investment income (loss)	2.50	4.00 [4]
Portfolio turnover rate[5]	11	8 [3]
Net assets, end of period ($ x 1,000)	290,670	62,164

1
Commencement of operations.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
40    See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.3%	Common Stock	283,630,072	288,583,885
0.4%	Preferred Stock	1,202,978	1,285,381
0.4%	Other Investment Companies	1,122,071	1,122,071
0.0%	Short-Term Investments	55,000	55,000
100.1%	Total Investments	286,010,121	291,046,337
(0.1)%	Other Assets and Liabilities, Net		(376,094)
100.0%	Net Assets		290,670,243

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets
Australia 5.3%
BHP Billiton Ltd.	74,323	0.7	1,957,634
Commonwealth Bank of Australia	18,627	0.5	1,340,220
National Australia Bank Ltd.	36,813	0.4	1,092,103
Westpac Banking Corp.	37,138	0.4	1,104,651
Other Securities		3.3	10,029,346
		5.3	15,523,954
Austria 0.4%
Other Securities		0.4	1,064,301
Belgium 1.0%
Other Securities		1.0	2,847,412
Canada 6.3%
Royal Bank of Canada	18,083	0.4	1,134,089
Other Securities		5.9	17,229,122
		6.3	18,363,211
Denmark 0.8%
Other Securities		0.8	2,427,728
Security	Number of Shares	% of Net Assets	Value ($)
Finland 1.1%
Nokia Oyj	136,582	0.4	1,100,722
Other Securities		0.7	2,191,583
		1.1	3,292,305
France 10.5%
AXA S.A.	46,010	0.4	1,170,965
BNP Paribas S.A.	23,647	0.5	1,381,617
GDF Suez	67,766	0.5	1,510,693
Orange S.A.	149,386	0.9	2,731,208
Sanofi	22,694	0.8	2,232,379
Total S.A.	85,213	1.6	4,610,259
Vivendi S.A. *	52,266	0.4	1,278,886
Other Securities		5.4	15,449,019
		10.5	30,365,026
Germany 8.7%
Allianz SE - Reg'd	9,097	0.5	1,526,465
BASF SE	23,540	0.8	2,261,471
Bayer AG - Reg'd	10,733	0.5	1,589,706
Daimler AG - Reg'd	24,250	0.8	2,353,072
Deutsche Telekom AG - Reg'd	130,075	0.8	2,432,129
E.ON SE	123,094	0.7	1,994,397
Siemens AG - Reg'd	16,696	0.6	1,869,335
Other Securities		4.0	11,271,352
		8.7	25,297,927
Hong Kong 1.1%
Other Securities		1.1	3,219,730
Ireland 0.7%
Other Securities		0.7	1,883,593
Israel 0.4%
Other Securities		0.4	1,124,360
Italy 3.7%
Enel S.p.A.	321,714	0.5	1,485,982
Eni S.p.A.	139,055	0.9	2,601,596
Intesa Sanpaolo S.p.A.	342,118	0.4	1,145,070
UniCredit S.p.A.	170,711	0.4	1,138,336
Other Securities		1.5	4,433,016
		3.7	10,804,000
Japan 22.3%
Canon, Inc.	38,800	0.4	1,262,229
Hitachi Ltd.	158,000	0.4	1,081,133
Honda Motor Co., Ltd.	46,200	0.5	1,526,345
KDDI Corp.	15,800	0.4	1,095,671
Mitsubishi UFJ Financial Group, Inc.	219,400	0.5	1,427,307
Nippon Telegraph & Telephone Corp.	23,000	0.5	1,427,580
Sony Corp.	36,900	0.4	1,053,955
Toyota Motor Corp.	44,500	1.0	3,001,410
Other Securities		18.2	52,906,472
		22.3	64,782,102
Luxembourg 0.5%
Other Securities		0.5	1,401,922
See financial notes    41

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 5.5%
Royal Dutch Shell plc, A Shares	166,338	1.9	5,459,125
Royal Dutch Shell plc, B Shares	106,494	1.2	3,629,718
Other Securities		2.4	6,813,105
		5.5	15,901,948
New Zealand 0.1%
Other Securities		0.1	407,968
Norway 0.9%
Other Securities		0.9	2,491,500
Portugal 0.2%
Other Securities		0.2	520,339
Singapore 0.8%
Other Securities		0.8	2,348,968
Spain 4.0%
Banco Bilbao Vizcaya Argentaria S.A.	136,643	0.5	1,376,325
Banco Santander S.A.	400,121	1.0	2,931,981
Telefonica S.A.	209,783	1.1	3,269,536
Other Securities		1.4	4,150,850
		4.0	11,728,692
Sweden 2.4%
Other Securities		2.4	7,006,840
Switzerland 5.6%
Nestle S.A. - Reg'd	42,328	1.1	3,321,944
Novartis AG - Reg'd	27,639	1.0	2,841,161
Roche Holding AG	6,527	0.6	1,781,843
Other Securities		2.9	8,423,660
		5.6	16,368,608
United Kingdom 17.0%
AstraZeneca plc	31,260	0.7	2,159,179
Barclays plc	391,951	0.5	1,556,097
BHP Billiton plc	47,352	0.4	1,182,918
BP plc	918,339	2.2	6,358,727
British American Tobacco plc	27,624	0.6	1,614,540
GlaxoSmithKline plc	104,869	0.9	2,498,224
HSBC Holdings plc	389,630	1.2	3,476,119
Rio Tinto plc	28,302	0.5	1,396,113
Tesco plc	423,337	0.6	1,605,467
Vodafone Group plc	883,641	1.1	3,064,357
Other Securities		8.3	24,499,710
		17.0	49,411,451
Total Common Stock
(Cost $283,630,072)			288,583,885

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.4% of net assets
Germany 0.4%
Other Securities		0.4	1,285,381
Total Preferred Stock
(Cost $1,202,978)			1,285,381

Other Investment Companies 0.4% of net assets
United States 0.4%
Money Market Fund 0.0%
Other Securities		0.0	73,642
Securities Lending Collateral 0.4%
Other Securities		0.4	1,048,429
Total Other Investment Companies
(Cost $1,122,071)			1,122,071
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets
U.S. Treasury Obligations 0.0%
Other Securities		0.0	55,000
Total Short-Term Investment
(Cost $55,000)			55,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $286,250,068 and the unrealized appreciation and depreciation were $15,256,196 and ($10,459,927), respectively, with a net unrealized appreciation of $4,796,269.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $29,564 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is on loan. Securities on loan were valued at $1,845,067. Non-Cash Collateral pledged to the fund for securities on loan amounted to $891,398.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is held as collateral for open futures contracts.

CDI –	CHESS Depositary Interest
CVA –	Dutch Certificate
Reg'd –	Registered
REIT –	Real Estate Investment Trust
RSP –	Risparmio (Convertible Savings Shares)
42    See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings continued
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/20/15	2	187,530	2,771

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$272,681,937	$—	$—	$272,681,937
Netherlands [1]	15,274,232	—	—	15,274,232
Telecommunication Services	598,152	—	29,564	627,716
Preferred Stock[1]	1,285,381	—	—	1,285,381
Other Investment Companies[1]	1,122,071	—	—	1,122,071
Short-Term Investments[1]	—	55,000	—	55,000
Total	$290,961,773	$55,000	$29,564	$291,046,337
Other Financial Instruments
Futures Contracts[2]	$2,771	$—	$—	$2,771
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2014	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 28, 2015
Common Stock
Netherlands	$—	$—	$4,053	$25,511	$—	$—	$—	$29,564
Total	$—	$—	$4,053	$25,511	$—	$—	$—	$29,564
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 28, 2015 was $4,053.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
See financial notes    43

Schwab Fundamental International Large Company Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $284,961,692) including securities on loan of $1,845,067		$289,997,908
Collateral invested for securities on loan, at value (cost $1,048,429)	+	1,048,429
Total investments, at value (cost $286,010,121)		291,046,337
Foreign currency, at value (cost $72,817)		72,747
Receivables:
Dividends		573,299
Foreign tax reclaims		37,015
Income from securities on loan	+	4,777
Total assets		291,734,175
Liabilities
Collateral held for securities on loan		1,048,429
Payables:
Investments bought		125
Investment adviser fees		15,228
Variation margin on futures contracts	+	150
Total liabilities		1,063,932
Net Assets
Total assets		291,734,175
Total liabilities	–	1,063,932
Net assets		$290,670,243
Net Assets by Source
Capital received from investors		286,609,097
Net investment income not yet distributed		542,427
Net realized capital losses		(1,514,858)
Net unrealized capital appreciation		5,033,577

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$290,670,243		10,700,001		$27.17

44    See financial notes

Schwab Fundamental International Large Company Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends (net of foreign withholding tax of $344,301)		$4,042,057
Securities on loan	+	24,413
Total investment income		4,066,470
Expenses
Investment adviser fees		461,036
Total expenses	–	461,036
Net investment income		3,605,434
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,410,767)
Net realized losses on futures contracts		(27,757)
Net realized losses on foreign currency transactions	+	(49,984)
Net realized losses		(1,488,508)
Net change in unrealized appreciation (depreciation) on investments		2,255,975
Net change in unrealized appreciation (depreciation) on futures contracts		2,771
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(6,609)
Net change in unrealized appreciation (depreciation)	+	2,252,137
Net realized and unrealized gains		763,629
Increase in net assets resulting from operations		$4,369,063
See financial notes    45

Schwab Fundamental International Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$3,605,434	$677,200
Net realized losses		(1,488,508)	(43,417)
Net change in unrealized appreciation (depreciation)	+	2,252,137	2,781,440
Increase in net assets resulting from operations		4,369,063	3,415,223
Distributions to Shareholders
Distributions from net investment income		($3,534,000)	($189,140)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,500,000	$227,670,907	2,200,001	$58,938,190
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		8,500,000	$227,670,907	2,200,001	$58,938,190
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,200,001	$62,164,273	—	$—
Total increase	+	8,500,000	228,505,970	2,200,001	62,164,273
End of period		10,700,001	$290,670,243	2,200,001	$62,164,273
Net investment income not yet distributed			$542,427		$486,413
*	Commencement of operations.
46    See financial notes

Schwab Fundamental International Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	27.75	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.15
Net realized and unrealized gains (losses)	(0.53) [2]	2.78
Total from investment operations	(0.12)	2.93
Less distributions:
Distributions from net investment income	(0.41)	(0.18)
Net asset value at end of period	27.22	27.75
Total return (%)	(0.32)	11.73 [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.46	0.46 [4]
Net investment income (loss)	1.73	1.09 [4]
Portfolio turnover rate[5]	21	18 [3]
Net assets, end of period ($ x 1,000)	68,046	24,977

1
Commencement of operations.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    47

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.3%	Common Stock	65,610,741	67,561,966
0.5%	Preferred Stock	311,591	313,181
0.0%	Rights	—	1,854
2.2%	Other Investment Companies	1,529,501	1,533,481
102.0%	Total Investments	67,451,833	69,410,482
(2.0)%	Other Assets and Liabilities, Net		(1,364,833)
100.0%	Net Assets		68,045,649

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets
Australia 5.6%
APA Group	16,360	0.2	117,685
CSR Ltd.	35,253	0.2	118,931
Dexus Property Group	21,362	0.2	132,097
Sigma Pharmaceuticals Ltd.	162,352	0.2	116,279
Other Securities		4.8	3,324,645
		5.6	3,809,637
Austria 0.7%
Other Securities		0.7	468,258
Belgium 1.4%
Mobistar S.A. *	5,565	0.2	131,487
Other Securities		1.2	796,656
		1.4	928,143
Canada 7.5%
Other Securities		7.5	5,100,545
Denmark 1.3%
Other Securities		1.3	904,627
Finland 1.4%
Other Securities		1.4	972,729
Security	Number of Shares	% of Net Assets	Value ($)
France 4.5%
Klepierre	2,396	0.2	117,416
Other Securities		4.3	2,950,111
		4.5	3,067,527
Germany 3.4%
Celesio AG	4,536	0.2	140,398
Symrise AG	2,090	0.2	133,247
Other Securities		3.0	2,043,364
		3.4	2,317,009
Hong Kong 2.8%
Cathay Pacific Airways Ltd.	52,500	0.2	117,788
Hongkong Land Holdings Ltd.	16,250	0.2	122,687
Orient Overseas International Ltd.	19,375	0.2	122,414
Wheelock & Co., Ltd.	25,000	0.2	134,099
Other Securities		2.0	1,397,218
		2.8	1,894,206
Ireland 1.0%
DCC plc	2,309	0.2	138,094
Other Securities		0.8	566,272
		1.0	704,366
Israel 1.0%
Check Point Software Technologies Ltd. *	1,776	0.2	148,278
Other Securities		0.8	548,392
		1.0	696,670
Italy 2.3%
Banca Popolare di Milano Scarl *	139,176	0.2	130,973
Other Securities		2.1	1,417,172
		2.3	1,548,145
Japan 39.7%
Alps Electric Co., Ltd.	7,000	0.2	157,514
Aoyama Trading Co., Ltd.	4,125	0.2	137,506
Casio Computer Co., Ltd. (b)	7,000	0.2	122,615
Don Quijote Holdings Co., Ltd.	1,625	0.2	126,281
FamilyMart Co., Ltd.	2,625	0.2	118,575
Fukuoka Financial Group, Inc.	25,000	0.2	134,050
Hitachi High-Technologies Corp.	4,375	0.2	135,409
Hokuhoku Financial Group, Inc.	51,250	0.2	121,325
Keio Corp.	16,250	0.2	135,116
Kikkoman Corp.	5,625	0.2	163,040
Koito Manufacturing Co., Ltd.	4,125	0.2	132,157
Morinaga Milk Industry Co., Ltd.	30,000	0.2	117,696
NGK Spark Plug Co., Ltd.	4,250	0.2	120,519
Nichirei Corp.	25,000	0.2	128,822
NOK Corp.	5,125	0.2	150,048
Nomura Research Institute Ltd.	3,625	0.2	126,903
NTN Corp.	26,250	0.2	131,310
Sumco Corp.	6,375	0.2	128,199
Sysmex Corp.	2,375	0.2	127,546
Toyoda Gosei Co., Ltd.	5,250	0.2	116,115
Tsuruha Holdings, Inc.	1,750	0.2	118,282
48    See financial notes

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Yamaha Corp.	8,125	0.2	137,699
Other Securities		35.3	24,099,616
		39.7	26,986,343
Luxembourg 0.4%
Other Securities		0.4	267,697
Netherlands 1.9%
Other Securities		1.9	1,322,297
New Zealand 0.8%
Other Securities		0.8	521,863
Norway 0.9%
Other Securities		0.9	613,816
Portugal 0.4%
Other Securities		0.4	268,976
Singapore 1.8%
CapitaLand Ltd.	50,000	0.2	131,976
Other Securities		1.6	1,081,244
		1.8	1,213,220
Spain 1.9%
Other Securities		1.9	1,320,760
Sweden 2.2%
Other Securities		2.2	1,492,153
Switzerland 2.9%
Georg Fischer AG - Reg'd	175	0.2	126,358
Other Securities		2.7	1,849,996
		2.9	1,976,354
United Kingdom 13.5%
Catlin Group Ltd.	13,105	0.2	138,628
Dixons Carphone plc	37,707	0.4	256,748
DS Smith plc	22,600	0.2	128,248
Evraz plc	67,205	0.3	204,394
Hammerson plc	11,929	0.2	124,529
London Stock Exchange Group plc	3,135	0.2	120,152
National Express Group plc	28,000	0.2	122,933
Persimmon plc *	5,413	0.2	147,563
Provident Financial plc	2,880	0.2	122,173
Segro plc	17,558	0.2	116,812
The British Land Co. plc	10,763	0.2	137,806
Other Securities		11.0	7,546,639
		13.5	9,166,625
Total Common Stock
(Cost $65,610,741)			67,561,966

Preferred Stock 0.5% of net assets
Germany 0.4%
Other Securities		0.4	237,047
Security	Number of Shares	% of Net Assets	Value ($)
Italy 0.1%
Other Securities		0.1	49,263
Sweden 0.0%
Other Securities		0.0	26,871
Total Preferred Stock
(Cost $311,591)			313,181

Rights 0.0% of net assets
Finland 0.0%
Other Securities		0.0	1,854
Total Rights
(Cost $—)			1,854

Other Investment Companies 2.2% of net assets
United States 2.2%
Equity Fund 0.1%
Other Securities		0.1	65,130
Securities Lending Collateral 2.1%
Other Securities		2.1	1,468,351
Total Other Investment Companies
(Cost $1,529,501)			1,533,481

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $67,776,439 and the unrealized appreciation and depreciation were $4,780,267 and ($3,146,224), respectively, with a net unrealized appreciation of $1,634,043.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,607,522. Non-Cash Collateral pledged to the fund for securities on loan amounted to $224,115.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,158 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $69,840 or 0.1% of net assets.

See financial notes    49

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings continued
ADR –	American Depositary Receipt
CDI –	CHESS Depositary Interest
CVA –	Dutch Certificate
ETF –	Exchange Traded Fund
GDR –	Global Depositary Receipt
Reg'd –	Registered
REIT –	Real Estate Investment Trust
SDR –	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$67,561,966	$—	$—	$67,561,966
Preferred Stock[1]	313,181	—	—	313,181
Rights [1]
Finland [1]	—	—	1,854	1,854
Other Investment Companies[1]	1,533,481	—	—	1,533,481
Total	$69,408,628	$—	$1,854	$69,410,482
[1]	As categorized in the complete schedule of portfolio holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2014	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 28, 2015
Common Stock
Luxembourg	$—	$—	($48,927)	15,053	$—	$33,874	$—	$—
Portugal	—	—	(44,633)	44,633	—	—	—	—
Rights	—	—	1,854	—	—	—	—	1,854
Total	$—	$—	($91,706)	$59,686	$—	$33,874	$—	$1,854
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 28, 2015 was ($91,706).
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between any other Levels for the period ended February 28, 2015.
50    See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $65,983,482) including securities on loan of $1,607,522		$67,942,131
Collateral invested for securities on loan, at value (cost $1,468,351)	+	1,468,351
Total investments, at value (cost $67,451,833)		69,410,482
Cash		2,745
Foreign currency, at value (cost $23,933)		23,865
Receivables:
Investments sold		4,680
Dividends		73,072
Foreign tax reclaims		2,153
Income from securities on loan	+	2,125
Total assets		69,519,122
Liabilities
Collateral held for securities on loan		1,468,351
Payables:
Investment adviser fees	+	5,122
Total liabilities		1,473,473
Net Assets
Total assets		69,519,122
Total liabilities	–	1,473,473
Net assets		$68,045,649
Net Assets by Source
Capital received from investors		66,525,656
Distributions in excess of net investment income		(67,425)
Net realized capital losses		(370,912)
Net unrealized capital appreciation		1,958,330

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$68,045,649		2,500,001		$27.22

See financial notes    51

Schwab Fundamental International Small Company Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends (net of foreign withholding tax of $86,018)		$820,474
Securities on loan	+	11,687
Total investment income		832,161
Expenses
Investment adviser fees		175,161
Total expenses	–	175,161
Net investment income		657,000
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(338,083)
Net realized gains on in-kind redemptions		392,467
Net realized gains on futures contracts		968
Net realized losses on foreign currency transactions	+	(13,819)
Net realized gains		41,533
Net change in unrealized appreciation (depreciation) on investments		595,043
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(587)
Net change in unrealized appreciation (depreciation)	+	594,456
Net realized and unrealized gains		635,989
Increase in net assets resulting from operations		$1,292,989
52    See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$657,000	$85,503
Net realized gains (losses)		41,533	(23,675)
Net change in unrealized appreciation (depreciation)	+	594,456	1,363,874
Increase in net assets resulting from operations		1,292,989	1,425,702
Distributions to Shareholders
Distributions from net investment income		($704,650)	($105,600)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,700,000	$45,347,254	900,001	$23,656,700
Shares redeemed	+	(100,000)	(2,866,746)	—	—
Net transactions in fund shares		1,600,000	$42,480,508	900,001	$23,656,700
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		900,001	$24,976,802	—	$—
Total increase	+	1,600,000	43,068,847	900,001	24,976,802
End of period		2,500,001	$68,045,649	900,001	$24,976,802
Distributions in excess of net investment income			($67,425)		($23,022)
*	Commencement of operations.
See financial notes    53

Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data ($)
Net asset value at beginning of period	24.98	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.12
Net realized and unrealized gains (losses)	(0.87)	(0.00) [2]
Total from investment operations	(0.50)	0.12
Less distributions:
Distributions from net investment income	(0.32)	(0.14)
Net asset value at end of period	24.16	24.98
Total return (%)	(1.98)	0.45 [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.46	0.46 [4]
Net investment income (loss)	2.20	1.01 [4]
Portfolio turnover rate[5]	13	6 [3]
Net assets, end of period ($ x 1,000)	96,642	22,482

1
Commencement of operations.
2
Per-share amount was less than $0.01.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
54    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2015
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
89.7%	Common Stock	87,604,388	86,652,395
8.4%	Preferred Stock	10,017,328	8,095,599
1.7%	Other Investment Companies	1,403,622	1,665,176
0.0%	Short-Term Investment	20,000	20,000
99.8%	Total Investments	99,045,338	96,433,170
0.2%	Other Assets and Liabilities, Net		208,535
100.0%	Net Assets		96,641,705

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 89.7% of net assets
Brazil 5.3%
Ambev S.A.	70,963	0.5	455,160
Banco do Brasil S.A.	61,545	0.5	510,552
Petroleo Brasileiro S.A.	254,142	0.9	842,592
Vale S.A.	110,960	0.9	824,628
Other Securities		2.5	2,510,864
		5.3	5,143,796
Chile 1.0%
Other Securities		1.0	934,356
China 18.8%
Bank of China Ltd., H Shares	2,920,000	1.7	1,679,232
China Construction Bank Corp., H Shares	2,800,000	2.4	2,328,685
China Mobile Ltd.	187,646	2.6	2,550,192
China Petroleum & Chemical Corp., H Shares	1,928,112	1.7	1,615,990
China Telecom Corp., Ltd., H Shares	720,000	0.5	466,046
CNOOC Ltd.	628,230	0.9	902,395
Industrial & Commercial Bank of China Ltd., H Shares	2,480,000	1.9	1,809,927
PetroChina Co., Ltd., H Shares	1,096,860	1.3	1,272,878
Other Securities		5.8	5,501,270
		18.8	18,126,615
Security	Number of Shares	% of Net Assets	Value ($)
Colombia 0.3%
Other Securities		0.3	270,118
Czech Republic 0.4%
Other Securities		0.4	381,918
Greece 0.4%
Other Securities		0.4	411,798
Hungary 0.6%
Other Securities		0.6	574,807
India 2.4%
Infosys Ltd. ADR	16,000	0.6	587,360
Reliance Industries Ltd. GDR (a)	29,296	0.8	817,358
Other Securities		1.0	916,469
		2.4	2,321,187
Indonesia 1.1%
Other Securities		1.1	1,045,697
Malaysia 2.1%
Other Securities		2.1	2,015,470
Mexico 3.5%
America Movil S.A.B. de C.V., Series L	1,020,000	1.1	1,091,493
Cemex S.A.B. de C.V., Series CPO *	452,000	0.5	457,986
Other Securities		1.9	1,797,217
		3.5	3,346,696
Peru 0.1%
Other Securities		0.1	133,602
Philippines 0.2%
Other Securities		0.2	229,494
Poland 2.1%
Polski Koncern Naftowy Orlen S.A.	38,982	0.6	575,330
Other Securities		1.5	1,457,282
		2.1	2,032,612
Republic of Korea 17.5%
Hyundai Motor Co.	5,280	0.8	772,120
LG Corp.	10,131	0.6	587,064
LG Display Co., Ltd.	16,141	0.5	500,017
LG Electronics, Inc.	11,140	0.6	627,263
POSCO	4,560	1.2	1,111,384
Samsung Electronics Co., Ltd.	3,264	4.2	4,035,578
Shinhan Financial Group Co., Ltd.	13,080	0.5	520,792
SK Holdings Co., Ltd.	3,760	0.7	637,201
SK Innovation Co., Ltd. *	7,840	0.8	739,319
Other Securities		7.6	7,387,751
		17.5	16,918,489
See financial notes    55

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Russia 10.7%
Gazprom OAO	1,331,066	3.4	3,293,522
LUKOIL OAO *	63,459	3.2	3,060,524
MMC Norilsk Nickel OJSC *	3,143	0.6	568,558
Surgutneftegas OAO *	1,872,000	1.1	1,035,721
Tatneft OAO *	114,010	0.6	582,829
Other Securities		1.8	1,754,232
		10.7	10,295,386
South Africa 6.9%
MTN Group Ltd.	56,800	1.0	1,007,222
Sasol Ltd.	25,520	1.0	927,944
Standard Bank Group Ltd.	39,640	0.5	518,793
Other Securities		4.4	4,263,328
		6.9	6,717,287
Taiwan 13.2%
Asustek Computer, Inc.	43,176	0.5	448,876
AU Optronics Corp.	911,764	0.5	480,487
Chunghwa Telecom Co., Ltd.	164,764	0.5	515,199
Compal Electronics, Inc.	600,000	0.5	466,168
Hon Hai Precision Industry Co., Ltd.	495,738	1.4	1,374,902
HTC Corp. *	105,822	0.5	515,547
Taiwan Semiconductor Manufacturing Co., Ltd.	406,352	2.0	1,947,332
Other Securities		7.3	7,028,234
		13.2	12,776,745
Thailand 1.4%
PTT PCL NVDR	60,000	0.7	636,561
Other Securities		0.7	725,951
		1.4	1,362,512
Turkey 1.7%
Other Securities		1.7	1,613,810
Total Common Stock
(Cost $87,604,388)			86,652,395

Preferred Stock 8.4% of net assets
Brazil 6.4%
Banco Bradesco S.A.	60,965	0.8	801,680
Itau Unibanco Holding S.A.	100,446	1.3	1,282,207
Petroleo Brasileiro S.A.	366,142	1.3	1,225,446
Vale S.A.	154,304	1.0	998,887
Other Securities		2.0	1,894,778
		6.4	6,202,998
Colombia 0.1%
Other Securities		0.1	89,787
Republic of Korea 0.9%
Samsung Electronics Co., Ltd.	531	0.5	507,028
Other Securities		0.4	308,970
		0.9	815,998
Security	Number of Shares	% of Net Assets	Value ($)
Russia 1.0%
AK Transneft OAO *	327	0.8	730,026
Other Securities		0.2	256,790
		1.0	986,816
Total Preferred Stock
(Cost $10,017,328)			8,095,599

Other Investment Companies 1.7% of net assets
United States 1.7%
Equity Funds 1.7%
iShares India 50 ETF	21,572	0.8	715,543
WisdomTree India Earnings Fund	36,366	0.9	879,694
		1.7	1,595,237
Money Market Fund 0.0%
Other Securities		0.0	35,307
Securities Lending Collateral 0.0%
Other Securities		0.0	34,632
Total Other Investment Companies
(Cost $1,403,622)			1,665,176
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
Other Securities		0.0	20,000
Total Short-Term Investment
(Cost $20,000)			20,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $99,464,487 and the unrealized appreciation and depreciation were $4,513,806 and ($7,545,123), respectively, with a net unrealized depreciation of ($3,031,317).
56    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings continued
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $817,358 or 0.8% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $56,497. Non-Cash Collateral pledged to the fund for securities on loan amounted to $28,262.
(c)	The rate shown is the 7-day yield.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(f)	The rate shown is the purchase yield.
(g)	All or a portion of this security is held as collateral for open futures contracts.

ADR –	American Depositary Receipt
ETF –	Exchange Traded Fund
GDR –	Global Depositary Receipt
NVDR –	Non-Voting Depositary Receipt
Reg'd –	Registered
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/20/15	2	99,190	1,976

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$86,652,395	$—	$—	$86,652,395
Preferred Stock[1]	8,095,599	—	—	8,095,599
Other Investment Companies[1]	1,665,176	—	—	1,665,176
Short-Term Investment[1]	—	20,000	—	20,000
Total	$96,413,170	$20,000	$—	$96,433,170
Other Financial Instruments
Futures Contracts[2]	$1,976	$—	$—	$1,976
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2014	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 28, 2015
Common Stock
South Africa	$—	$—	($19,715)	$19,715	$—	$—	$—	$—
Total	$—	$—	($19,715)	$19,715	$—	$—	$—	$—
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 28, 2015 was ($19,715).
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
See financial notes    57

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $99,010,706) including securities on loan of $56,497		$96,398,538
Collateral invested for securities on loan, at value (cost $34,632)	+	34,632
Total investments, at value (cost $99,045,338)		96,433,170
Foreign currency, at value (cost $52,834)		52,798
Receivables:
Investments sold		92
Dividends		170,245
Fund shares sold		26,832
Income from securities on loan		124
Foreign tax reclaims	+	106
Total assets		96,683,367
Liabilities
Collateral held for securities on loan		34,632
Payables:
Investment adviser fees		6,940
Variation margin on futures contracts	+	90
Total liabilities		41,662
Net Assets
Total assets		96,683,367
Total liabilities	–	41,662
Net assets		$96,641,705
Net Assets by Source
Capital received from investors		99,572,788
Net investment income not yet distributed		77,079
Net realized capital losses		(396,917)
Net unrealized capital depreciation		(2,611,245)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$96,641,705		4,000,001		$24.16

58    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Operations
For the period March 1, 2014 through February 28, 2015
Investment Income
Dividends (net of foreign withholding tax of $168,201)		$1,207,706
Securities on loan	+	767
Total investment income		1,208,473
Expenses
Investment adviser fees		209,298
Total expenses	–	209,298
Net investment income		999,175
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(368,761)
Net realized gains on futures contracts		18,619
Net realized losses on foreign currency transactions	+	(89,367)
Net realized losses		(439,509)
Net change in unrealized appreciation (depreciation) on investments		(2,091,394)
Net change in unrealized appreciation (depreciation) on futures contracts		1,976
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(743)
Net change in unrealized appreciation (depreciation)	+	(2,090,161)
Net realized and unrealized losses		(2,529,670)
Decrease in net assets resulting from operations		($1,530,495)
See financial notes    59

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/14-2/28/15		8/14/13*-2/28/14
Net investment income		$999,175	$80,648
Net realized losses		(439,509)	(38,538)
Net change in unrealized appreciation (depreciation)	+	(2,090,161)	(521,084)
Decrease in net assets resulting from operations		(1,530,495)	(478,974)
Distributions to Shareholders
Distributions from net investment income		($826,020)	($96,670)

Transactions in Fund Shares
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,100,000	$76,516,387	900,001	$23,057,477
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		3,100,000	$76,516,387	900,001	$23,057,477
Shares Outstanding and Net Assets
		3/1/14-2/28/15		8/14/13*-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		900,001	$22,481,833	—	$—
Total increase	+	3,100,000	74,159,872	900,001	22,481,833
End of period		4,000,001	$96,641,705	900,001	$22,481,833
Net investment income not yet distributed/Distributions in excess of net investment income			$77,079		($8,854)
*	Commencement of operations.
60    See financial notes

Schwab Fundamental Index ETFs
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Mid-Cap ETF
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Small-Cap ETF
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Small Company Index ETF	Schwab U.S. REIT ETF
Schwab Fundamental International Large Company Index ETF	Schwab International Equity ETF
Schwab Fundamental International Small Company Index ETF	Schwab International Small-Cap Equity ETF
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The funds invest in certain other investment companies (“underlying funds”). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•  Futures contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of February 28, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust's Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees, associated with securities lending activities under the trust's Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.
The value of the securities on loan and the related collateral as of February 28, 2015, if any, are disclosed in each fund's Portfolio Holdings. The value of the securities on loan and the investments of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, annually. All funds generally make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2015, if any, are reflected in each fund's Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) New Accounting Pronouncements:
In June 2014, Accounting Standards Update (“ASU”) No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures,” was issued and is effective for interim and annual periods beginning after December 15, 2014. The ASU modifies accounting guidance and enhances disclosure requirements for repurchase agreement and securities lending transactions. Management is currently evaluating the impact the adoption of ASU 2014-11 may have on the funds’ financial statement disclosures.
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—a fund’s large-cap holdings could reduce performance.
Mid-Cap Risk. Certain funds invest in mid-cap stocks. Mid-cap stocks tend to go in and out of favor based on market and economic conditions. Stocks of mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—a fund’s mid-cap holdings could reduce performance.
Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including

Schwab Fundamental Index ETFs
Financial Notes (continued)
3. Risk Factors (continued):
limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective benchmark index.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.
Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab Fundamental Index ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market (See Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV).
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.32%	0.32%	0.32%	0.32%	0.46%	0.46%
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:
Fund	Balance of Shares Held at 2/28/14	Gross Purchases	Gross Sales	Balance of Shares Held at 2/28/15	Market Value at 2/28/15	Realized Gains (Losses) 3/1/14 to 2/28/15	Dividends Received 3/1/14 to 2/28/15
Schwab Fundamental U.S. Broad Market Index ETF	2,064	3,768	(1,835)	3,997	$117,272	$1,519	$784
Schwab Fundamental U.S. Large Company Index ETF	2,787	6,722	(2,420)	7,089	207,991	2,220	1,194
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds, including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

Schwab Fundamental Index ETFs
Financial Notes (continued)
6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.
There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the funds' Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2015 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab Fundamental U.S. Broad Market Index ETF	$60,073	1
Schwab Fundamental U.S. Large Company Index ETF	85,615	1
Schwab Fundamental U.S. Small Company Index ETF	49,628	1
Schwab Fundamental International Large Company Index ETF	110,956	1
Schwab Fundamental International Small Company Index ETF	81,651*	1*
Schwab Fundamental Emerging Markets Large Company Index ETF	28,512	1
*	During the period, the fund did not hold futures contracts at any month-end. The average value and number of contracts were calculated by aggregating the highest daily values held each month during the period.
9. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2015, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$15,544,914	$13,110,530
Schwab Fundamental U.S. Large Company Index ETF	21,123,130	17,223,010
Schwab Fundamental U.S. Small Company Index ETF	25,922,308	22,552,334
Schwab Fundamental International Large Company Index ETF	38,435,054	15,843,063
Schwab Fundamental International Small Company Index ETF	13,924,424	8,080,334
Schwab Fundamental Emerging Markets Large Company Index ETF	53,606,997	5,966,826
10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units

Schwab Fundamental Index ETFs
Financial Notes (continued)
10. In-Kind Transactions (continued):
for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended February 28, 2015 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$137,970,638	$—
Schwab Fundamental U.S. Large Company Index ETF	249,801,923	10,113,146
Schwab Fundamental U.S. Small Company Index ETF	127,507,692	8,509,517
Schwab Fundamental International Large Company Index ETF	204,455,460	—
Schwab Fundamental International Small Company Index ETF	39,358,873	2,798,384
Schwab Fundamental Emerging Markets Large Company Index ETF	28,721,060	—
For the period ended February 28, 2015, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2015 are disclosed in the funds' Statements of Operations.
11. Federal Income Taxes
As of February 28, 2015, the components of distributable earnings on a tax-basis were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Undistributed ordinary income	$825,155	$1,265,040	$288,189	$741,441	$250,835	$185,929
Undistributed long-term capital gains	—	—	—	—	—	—
Unrealized appreciation	20,582,594	26,937,939	18,758,378	15,256,196	4,780,267	4,513,806
Unrealized depreciation	(4,941,336)	(5,984,678)	(5,893,458)	(10,459,927)	(3,146,224)	(7,545,123)
Other unrealized appreciation (depreciation)	(1)	—	(4)	(5,409)	(319)	(1,053)
Net unrealized appreciation (depreciation)	15,641,257	20,953,261	12,864,916	4,790,860	1,633,724	(3,032,370)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITs).

Schwab Fundamental Index ETFs
Financial Notes (continued)
11. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2015, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
No expiration*	$100,125	$187,754	$223,286	$1,471,155	$364,566	$84,642
Total	$100,125	$187,754	$223,286	$1,471,155	$364,566	$84,642
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2015, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current period were:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Current period distributions
Ordinary income	$2,041,330	$2,790,460	$1,067,580	$3,534,000	$704,650	$826,020
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Prior period distributions
Ordinary income	141,500	180,240	95,650	189,140	105,600	96,670
Return of capital	—	—	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by a fund for financial reporting purposes. A fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Schwab Fundamental Index ETFs
Financial Notes (continued)
11. Federal Income Taxes (continued):
The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2015, the funds made the following reclassifications:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Capital shares	$—	$1,817,771	$1,205,660	$—	$388,448	$—
Undistributed net investment income	(32,340)	(39,125)	(52,842)	(15,420)	3,247	(87,222)
Net realized gains and losses	32,340	(1,778,646)	(1,152,818)	15,420	(391,695)	87,222
For the period ended February 28, 2015, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
$—	$1,816,689	$1,197,593	$—	$392,467	$—
As of February 28, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the funds did not incur any interest or penalties.
12. Other:
As a result of recent political and military actions undertaken by the Russian Federation, the U.S. and the European Union have instituted various economic sanctions against Russian individuals and entities. The U.S. and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact a fund's investment in Russian securities. These sanctions have the possibility of impairing a fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective.
In addition, as index based products, the funds will generally maintain exposure to Russian securities to the extent the indexes which they track include such securities. For this reason, the sanction instituted against Russia, and any continued disruption of the Russian economy, could negatively impact a fund’s performance to the extent its index and its portfolio contain securities of Russian issuers, and, depending on the fund’s exposure to Russian issuers, the impact could be significant.
13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2015

Other Federal Tax Information (unaudited)
The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended February 28, 2015, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	314,588	4,403,443
Schwab Fundamental International Small Company Index ETF	80,753	904,631
Schwab Fundamental Emerging Markets Large Company Index ETF	168,165	1,370,578
For corporate shareholders, the following percentage of the funds’’ dividend distributions paid during the period ended February 28, 2015 qualify for the corporate dividends received deduction:
Schwab Fundamental U.S. Broad Market Index ETF	100.00%
Schwab Fundamental U.S. Large Company Index ETF	100.00%
Schwab Fundamental U.S. Small Company Index ETF	88.47%
Schwab Fundamental International Large Company Index ETF	—%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the period ended February 28, 2015, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2016 via IRS form 1099 of the amount for use in preparing their 2015 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$2,041,330
Schwab Fundamental U.S. Large Company Index ETF	2,790,460
Schwab Fundamental U.S. Small Company Index ETF	992,117
Schwab Fundamental International Large Company Index ETF	3,614,385
Schwab Fundamental International Small Company Index ETF	555,566
Schwab Fundamental Emerging Markets Large Company Index ETF	715,127

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2015
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab Fundamental U.S. Broad Market Index ETF
Commencement of trading
8/15/13 through 2/28/15	318	—	—	—	32	—	—	—
Schwab Fundamental U.S. Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/15	313	—	—	—	37	—	—	—
Schwab Fundamental U.S. Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/15	302	—	—	—	44	—	—	—
Schwab Fundamental International Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/15	80	207	75	2	15	5	—	—
Schwab Fundamental International Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/15	76	178	110	4	13	5	1	—
Schwab Fundamental Emerging Markets Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/15	134	138	53	3	40	11	2	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the
Funds was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The
Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee since 2009)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).
Stephen Timothy Kochis 1946 Trustee (Trustee since 2012)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (January 2008 – April 2012).	21	None
Charles A. Ruffel 1956 Trustee (Trustee since 2009)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Chairman and Trustee since 2009)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha 1961 President and Chief Executive Officer (Officer since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010)..

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira 1964 Treasurer and Principal Financial Officer (Officer since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich 1964 Chief Legal Officer and Secretary (Officer since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index  An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.
Russell Developed ex-U.S. Index  An index that measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
Russell Fundamental Developed ex-U.S. Large Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell Fundamental Developed ex-U.S. Small Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell Fundamental Emerging Markets Large Company Index  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell Fundamental U.S. Index  An index that selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell 3000 Index. Securities are grouped in order of decreasing company score for each index and each company receives a weight as a percentage of the sum of the weights of the individual securities within each index.
Russell Fundamental U.S. Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Fundamental U.S. Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2014 Schwab ETFs. All rights reserved.

Notes

Notes

Notes

Schwab ETFs™ are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at http://www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. Aggregate Bond ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. TIPS ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2015 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR79815-01
00137726

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSPR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-one operational series. Ten series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31, and seven series have a fiscal year-end of February 28 (whose annual financial statements are reported in Item 1). Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen operational series, based on their respective 2014 and 2013 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2014/2015	Fiscal Year 2013/2014	Fiscal Year 2014/2015	Fiscal Year 2013/2014	Fiscal Year 2014/2015	Fiscal Year 2013/2014	Fiscal Year 2014/2015	Fiscal Year 2013/2014
$416,666	$330,018	$0	$41,022	$105,473	$138,775	None	None

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2014/2015:	$105,473	2013/2014: $	179,797

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.

Item 6:	Schedule of Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF are filed under this Item.

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	195,907,920	211,538,252
0.0%	Rights	1,852	1,852
0.4%	Other Investment Companies	915,699	915,699
0.0%	Short-Term Investment	10,000	10,000
100.1%	Total Investments	196,835,471	212,465,803
(0.1)%	Other Assets and Liabilities, Net		(218,808)
100.0%	Net Assets		212,246,995

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
BorgWarner, Inc.	1,416	87,027
Cooper Tire & Rubber Co.	852	32,427
Dana Holding Corp.	2,446	53,445
Drew Industries, Inc. *	278	16,399
Ford Motor Co.	35,477	579,694
General Motors Co.	18,210	679,415
Gentex Corp.	2,224	39,187
Harley-Davidson, Inc.	1,694	107,688
Johnson Controls, Inc.	7,566	384,428
Lear Corp.	1,251	136,259
Modine Manufacturing Co. *	794	10,290
Standard Motor Products, Inc.	79	3,312
Superior Industries International, Inc.	417	8,098
Tenneco, Inc. *	284	16,540
The Goodyear Tire & Rubber Co.	2,544	68,001
Thor Industries, Inc.	583	35,948
Tower International, Inc. *	79	2,139
TRW Automotive Holdings Corp. *	1,412	147,187
Visteon Corp. *	703	70,673
		2,478,157
Banks 5.3%
Associated Banc-Corp.	1,946	36,273
Astoria Financial Corp.	1,668	21,884
BancorpSouth, Inc.	973	21,785
Bank of America Corp.	131,355	2,076,722
Bank of Hawaii Corp.	556	33,505
BankUnited, Inc.	419	13,580
BB&T Corp.	6,685	254,364
Security	Number of Shares	Value ($)
BOK Financial Corp.	139	8,201
Capitol Federal Financial, Inc.	834	10,350
Cathay General Bancorp	556	14,361
CIT Group, Inc.	1,275	58,969
Citigroup, Inc.	26,353	1,381,424
City National Corp.	278	25,123
Comerica, Inc.	1,668	76,361
Commerce Bancshares, Inc.	582	24,165
Community Bank System, Inc.	139	4,937
Cullen/Frost Bankers, Inc.	630	42,714
CVB Financial Corp.	695	10,877
East West Bancorp, Inc.	556	22,212
EverBank Financial Corp.	395	7,102
F.N.B. Corp.	973	12,484
Fifth Third Bancorp	7,688	148,840
First Citizens BancShares, Inc., Class A	35	8,829
First Financial Bancorp	706	12,306
First Financial Bankshares, Inc. (f)	139	3,651
First Horizon National Corp.	2,641	37,740
First Niagara Financial Group, Inc.	3,491	30,930
First Republic Bank	278	15,846
FirstMerit Corp.	1,112	20,183
Fulton Financial Corp.	1,668	20,183
Glacier Bancorp, Inc.	556	13,505
Hancock Holding Co.	278	8,137
Hudson City Bancorp, Inc.	8,062	78,685
Huntington Bancshares, Inc.	8,062	88,198
Iberiabank Corp.	139	8,774
International Bancshares Corp.	556	13,767
JPMorgan Chase & Co.	40,602	2,488,091
KeyCorp	8,773	122,208
M&T Bank Corp.	846	102,366
MB Financial, Inc.	417	13,006
National Penn Bancshares, Inc.	1,122	12,039
NBT Bancorp, Inc.	278	6,675
New York Community Bancorp, Inc.	5,421	90,043
Northwest Bancshares, Inc.	1,635	19,317
Old National Bancorp	556	7,834
People's United Financial, Inc.	2,780	42,061
Popular, Inc. *	1,807	62,360
Prosperity Bancshares, Inc.	139	7,190
Provident Financial Services, Inc.	695	12,649
Regions Financial Corp.	15,438	148,359
Signature Bank *	93	11,472
SunTrust Banks, Inc.	5,429	222,589
Susquehanna Bancshares, Inc.	973	13,048
SVB Financial Group *	139	17,083
Synovus Financial Corp.	1,401	39,214
TCF Financial Corp.	1,946	30,533
The PNC Financial Services Group, Inc.	4,170	383,473
Trustmark Corp.	556	12,816
U.S. Bancorp	12,668	565,119
UMB Financial Corp.	139	7,164
Umpqua Holdings Corp.	695	11,495
United Bankshares, Inc.	417	15,617
Valley National Bancorp	1,946	18,682
Washington Federal, Inc.	834	17,614
Webster Financial Corp.	556	19,199
Wells Fargo & Co.	35,987	1,971,728
Westamerica Bancorp	278	11,973
See financial notes    1

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Wintrust Financial Corp.	139	6,545
Zions Bancorp	2,224	59,459
		11,235,988
Capital Goods 7.8%
3M Co.	5,228	881,702
A.O. Smith Corp.	417	26,284
AAR Corp.	834	24,520
Actuant Corp., Class A	556	14,145
Acuity Brands, Inc.	278	44,057
AECOM *	3,305	99,348
Aegion Corp. *	417	7,544
AGCO Corp.	1,807	89,880
Air Lease Corp.	145	5,545
Aircastle Ltd.	1,644	37,927
Albany International Corp., Class A	417	15,725
Allegion plc	432	24,939
Allison Transmission Holdings, Inc.	457	14,542
American Science & Engineering, Inc.	105	5,490
AMETEK, Inc.	834	44,319
Apogee Enterprises, Inc.	417	19,119
Applied Industrial Technologies, Inc.	556	24,358
Armstrong World Industries, Inc. *	915	51,084
Astec Industries, Inc.	278	11,890
AZZ, Inc.	156	7,086
B/E Aerospace, Inc. *	417	26,496
Barnes Group, Inc.	556	22,251
Beacon Roofing Supply, Inc. *	417	12,518
Briggs & Stratton Corp.	973	20,277
Carlisle Cos., Inc.	556	51,747
Caterpillar, Inc.	6,040	500,716
Chart Industries, Inc. *	235	8,211
Chicago Bridge & Iron Co. N.V. (f)	556	25,665
CIRCOR International, Inc.	139	7,460
CLARCOR, Inc.	417	27,443
Colfax Corp. *	165	8,692
Comfort Systems USA, Inc.	655	12,249
Crane Co.	417	27,868
Cubic Corp.	355	18,556
Cummins, Inc.	1,717	244,209
Curtiss-Wright Corp.	556	40,355
Danaher Corp.	2,676	233,561
Deere & Co.	4,602	416,941
DigitalGlobe, Inc. *	417	13,865
Donaldson Co., Inc.	834	30,891
Dover Corp.	1,668	120,179
Dycom Industries, Inc. *	598	26,521
Eaton Corp. plc	3,163	224,605
EMCOR Group, Inc.	1,112	48,961
Emerson Electric Co.	8,690	503,325
Encore Wire Corp.	417	15,550
EnerSys	417	27,230
Engility Holdings, Inc.	296	10,686
EnPro Industries, Inc.	139	9,142
ESCO Technologies, Inc.	423	16,302
Esterline Technologies Corp. *	278	32,762
Exelis, Inc.	3,522	85,232
Fastenal Co.	1,529	63,530
Flowserve Corp.	1,330	82,633
Fluor Corp.	3,761	218,138
Fortune Brands Home & Security, Inc.	701	32,470
Security	Number of Shares	Value ($)
Franklin Electric Co., Inc.	278	10,141
GATX Corp.	695	43,264
Generac Holdings, Inc. *	507	24,990
General Cable Corp.	2,502	37,630
General Dynamics Corp.	3,910	542,630
General Electric Co.	96,241	2,501,304
Graco, Inc.	417	31,600
GrafTech International Ltd. *	1,529	5,963
Granite Construction, Inc.	834	27,622
Griffon Corp.	933	15,227
H&E Equipment Services, Inc.	417	10,208
Harsco Corp.	3,287	54,203
HEICO Corp.	141	8,356
Hexcel Corp.	417	19,841
Hillenbrand, Inc.	556	17,625
Honeywell International, Inc.	5,175	531,887
Hubbell, Inc., Class B	417	47,455
Huntington Ingalls Industries, Inc.	343	48,476
Hyster-Yale Materials Handling, Inc.	147	9,712
IDEX Corp.	417	32,217
Illinois Tool Works, Inc.	3,614	357,280
Ingersoll-Rand plc	3,336	224,146
ITT Corp.	1,339	54,993
Jacobs Engineering Group, Inc. *	2,324	103,046
Joy Global, Inc.	1,267	56,153
Kaman Corp.	278	11,537
KBR, Inc.	5,566	90,670
Kennametal, Inc.	1,196	41,860
L-3 Communications Holdings, Inc.	2,306	298,466
Layne Christensen Co. *	1,251	8,132
Lennox International, Inc.	485	50,566
Lincoln Electric Holdings, Inc.	695	47,983
Lindsay Corp. (f)	77	6,744
Lockheed Martin Corp.	3,104	620,955
Masco Corp.	2,877	75,349
Masonite International Corp. *	139	8,526
MasTec, Inc. *	618	13,639
Meritor, Inc. *	904	12,918
Moog, Inc., Class A *	417	31,467
MRC Global, Inc. *	2,093	26,937
MSC Industrial Direct Co., Inc., Class A	436	31,824
Mueller Industries, Inc.	834	29,032
Mueller Water Products, Inc., Class A	2,224	20,372
MYR Group, Inc. *	139	3,842
Navistar International Corp. *	455	13,245
Nordson Corp.	278	21,387
Northrop Grumman Corp.	4,235	701,782
Orbital ATK, Inc.	790	52,361
Oshkosh Corp.	1,390	67,818
Owens Corning	2,039	80,867
PACCAR, Inc.	3,064	196,249
Pall Corp.	720	72,583
Parker-Hannifin Corp.	1,826	224,032
Pentair plc	717	47,659
Polypore International, Inc. *	187	11,087
Precision Castparts Corp.	619	133,890
Quanex Building Products Corp.	556	10,892
Quanta Services, Inc. *	1,807	52,006
Raven Industries, Inc.	278	5,794
Raytheon Co.	4,871	529,819
RBC Bearings, Inc.	109	6,763
Regal-Beloit Corp.	794	61,884
2    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Rexnord Corp. *	508	14,006
Rockwell Automation, Inc.	834	97,611
Rockwell Collins, Inc.	1,390	123,821
Roper Industries, Inc.	417	69,877
Rush Enterprises, Inc., Class A *	556	15,529
Simpson Manufacturing Co., Inc.	417	15,095
Snap-on, Inc.	417	61,395
Spirit AeroSystems Holdings, Inc., Class A *	1,062	52,261
SPX Corp.	634	56,508
Standex International Corp.	92	6,670
Stanley Black & Decker, Inc.	1,267	124,597
TAL International Group, Inc. *	278	11,601
Teledyne Technologies, Inc. *	278	28,031
Tennant Co.	139	9,086
Terex Corp.	1,390	38,100
Textron, Inc.	2,893	128,189
The Babcock & Wilcox Co.	695	21,573
The Boeing Co.	3,878	584,996
The Greenbrier Cos., Inc. (f)	278	16,338
The Manitowoc Co., Inc.	1,251	27,685
The Middleby Corp. *	148	15,778
The Timken Co.	973	41,333
The Toro Co.	556	37,613
Titan International, Inc.	924	9,222
TransDigm Group, Inc.	143	31,011
TriMas Corp. *	354	10,606
Trinity Industries, Inc.	1,155	38,831
Triumph Group, Inc.	474	28,340
Tutor Perini Corp. *	1,136	26,435
United Rentals, Inc. *	634	59,000
United Technologies Corp.	9,256	1,128,399
Universal Forest Products, Inc.	695	37,565
Valmont Industries, Inc. (f)	227	28,296
W.W. Grainger, Inc.	493	116,797
WABCO Holdings, Inc. *	417	48,718
Wabtec Corp.	417	39,569
Watsco, Inc.	278	32,593
Watts Water Technologies, Inc., Class A	278	15,284
WESCO International, Inc. *	695	48,254
Woodward, Inc.	417	20,245
Xylem, Inc.	1,529	54,585
		16,625,090
Commercial & Professional Services 1.3%
ABM Industries, Inc.	1,251	38,894
ACCO Brands Corp. *	1,062	8,082
Brady Corp., Class A	1,085	29,252
Cintas Corp.	1,390	116,037
Clean Harbors, Inc. *	278	15,482
Copart, Inc. *	868	32,481
Covanta Holding Corp.	1,112	24,097
Deluxe Corp.	556	37,002
Equifax, Inc.	834	77,871
FTI Consulting, Inc. *	699	25,772
G&K Services, Inc., Class A	278	20,013
Healthcare Services Group, Inc.	417	13,999
Herman Miller, Inc.	834	25,829
HNI Corp.	834	42,534
Huron Consulting Group, Inc. *	139	9,264
ICF International, Inc. *	278	11,648
Security	Number of Shares	Value ($)
IHS, Inc., Class A *	139	16,337
Insperity, Inc.	417	21,601
Interface, Inc.	417	8,419
KAR Auction Services, Inc.	558	20,350
Kelly Services, Inc., Class A	1,529	26,467
Kforce, Inc.	556	13,122
Kimball International, Inc., Class B	1,031	9,846
Knoll, Inc.	556	11,804
Korn/Ferry International *	556	17,014
ManpowerGroup, Inc.	1,976	158,989
Matthews International Corp., Class A	417	20,170
McGrath RentCorp	278	8,893
Mobile Mini, Inc.	139	5,767
MSA Safety, Inc.	278	14,061
Navigant Consulting, Inc. *	973	13,612
Nielsen N.V.	1,148	51,901
On Assignment, Inc. *	139	5,311
Pitney Bowes, Inc.	4,319	100,071
Quad/Graphics, Inc.	1,368	32,052
R.R. Donnelley & Sons Co.	7,562	144,207
Republic Services, Inc.	3,485	142,606
Resources Connection, Inc.	973	17,242
Robert Half International, Inc.	1,839	113,944
Rollins, Inc.	278	9,324
Steelcase, Inc., Class A	1,841	34,464
Stericycle, Inc. *	278	37,522
Team, Inc. *	139	5,338
Tetra Tech, Inc.	556	14,139
The ADT Corp.	2,669	104,678
The Brink's Co.	1,112	31,292
The Corporate Executive Board Co.	278	21,742
The Dun & Bradstreet Corp.	556	73,659
Towers Watson & Co., Class A	278	36,557
TrueBlue, Inc. *	834	19,190
Tyco International plc	4,821	203,543
UniFirst Corp.	139	16,517
United Stationers, Inc.	991	40,026
Verisk Analytics, Inc., Class A *	626	44,953
Viad Corp.	417	11,076
Waste Connections, Inc.	556	26,115
Waste Management, Inc.	7,228	393,781
West Corp.	254	8,674
		2,634,633
Consumer Durables & Apparel 1.3%
Arctic Cat, Inc.	139	5,068
Brunswick Corp.	278	15,079
Callaway Golf Co.	1,807	16,245
Carter's, Inc.	278	24,678
Coach, Inc.	5,062	220,450
Columbia Sportswear Co.	278	15,537
Crocs, Inc. *	556	6,199
D.R. Horton, Inc.	2,011	54,920
Deckers Outdoor Corp. *	278	20,639
Ethan Allen Interiors, Inc.	417	11,188
Fossil Group, Inc. *	421	36,210
G-III Apparel Group Ltd. *	139	14,627
Garmin Ltd.	1,390	68,986
Hanesbrands, Inc.	425	54,205
Harman International Industries, Inc.	452	62,372
Hasbro, Inc.	1,807	112,603
See financial notes    3

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Helen of Troy Ltd. *	278	21,300
Iconix Brand Group, Inc. *	140	4,728
JAKKS Pacific, Inc. *(f)	834	5,554
Jarden Corp. *	1,444	76,633
KB Home (f)	466	6,501
La-Z-Boy, Inc.	834	20,808
Leggett & Platt, Inc.	2,363	106,453
Lennar Corp., Class A	568	28,519
M.D.C Holdings, Inc.	278	7,556
Mattel, Inc.	4,132	108,754
Meritage Homes Corp. *	278	12,374
Michael Kors Holdings Ltd. *	318	21,436
Mohawk Industries, Inc. *	420	77,427
Newell Rubbermaid, Inc.	2,683	105,415
NIKE, Inc., Class B	5,375	522,020
NVR, Inc. *	50	66,600
Oxford Industries, Inc.	104	5,723
Polaris Industries, Inc.	278	42,626
PulteGroup, Inc.	1,668	37,630
PVH Corp.	357	38,031
Quiksilver, Inc. *	5,367	11,271
Ralph Lauren Corp.	562	77,224
Skechers U.S.A., Inc., Class A *	427	29,096
Steven Madden Ltd. *	417	15,225
Sturm Ruger & Co., Inc. (f)	185	9,613
Tempur Sealy International, Inc. *	493	28,352
Toll Brothers, Inc. *	834	31,951
Tupperware Brands Corp.	622	44,411
Under Armour, Inc., Class A *	278	21,409
VF Corp.	2,119	162,443
Whirlpool Corp.	1,055	223,607
Wolverine World Wide, Inc.	732	22,370
		2,732,066
Consumer Services 2.0%
Apollo Education Group, Inc. *	4,309	119,144
Aramark	139	4,399
Bob Evans Farms, Inc.	650	38,077
Boyd Gaming Corp. *	1,946	26,874
Brinker International, Inc.	1,177	69,984
Buffalo Wild Wings, Inc. *	80	15,290
Capella Education Co.	139	9,010
Career Education Corp. *	5,838	31,175
Carnival Corp.	4,815	211,812
Chipotle Mexican Grill, Inc. *	57	37,903
Choice Hotels International, Inc.	418	26,530
Churchill Downs, Inc.	49	5,382
Cracker Barrel Old Country Store, Inc.	143	21,597
Darden Restaurants, Inc.	2,145	137,280
DeVry Education Group, Inc.	834	30,483
DineEquity, Inc.	139	15,086
Domino's Pizza, Inc.	300	30,459
Dunkin' Brands Group, Inc.	329	15,417
Graham Holdings Co., Class B	76	74,965
H&R Block, Inc.	2,224	75,950
Hilton Worldwide Holdings, Inc. *	139	3,930
Houghton Mifflin Harcourt Co. *	418	8,268
Hyatt Hotels Corp., Class A *	278	16,830
International Game Technology	3,892	69,433
International Speedway Corp., Class A	417	12,939
ITT Educational Services, Inc. *(f)	2,919	21,601
Security	Number of Shares	Value ($)
Jack in the Box, Inc.	500	48,345
Las Vegas Sands Corp.	1,213	69,020
Life Time Fitness, Inc. *	278	16,068
Marriott International, Inc., Class A	1,197	99,471
Marriott Vacations Worldwide Corp.	343	26,089
McDonald's Corp.	12,131	1,199,756
MGM Resorts International *	2,502	54,368
Norwegian Cruise Line Holdings Ltd. *	281	13,859
Panera Bread Co., Class A *	203	32,770
Papa John's International, Inc.	278	17,191
Penn National Gaming, Inc. *	1,537	25,038
Pinnacle Entertainment, Inc. *	556	14,311
Red Robin Gourmet Burgers, Inc. *	278	23,205
Regis Corp. *	1,390	22,296
Restaurant Brands International, Inc. *	1,447	64,001
Royal Caribbean Cruises Ltd.	1,324	101,180
Ruby Tuesday, Inc. *	2,085	13,719
Scientific Games Corp., Class A *	609	8,228
SeaWorld Entertainment, Inc.	2,037	38,173
Service Corp. International	2,502	62,175
Six Flags Entertainment Corp.	278	12,591
Sonic Corp.	856	27,212
Sotheby's	417	18,327
Starbucks Corp.	3,081	288,027
Starwood Hotels & Resorts Worldwide, Inc.	1,281	102,903
Steiner Leisure Ltd. *	139	6,411
Strayer Education, Inc. *	556	33,844
Texas Roadhouse, Inc.	556	20,928
The Cheesecake Factory, Inc.	695	33,026
The Wendy's Co.	3,892	43,162
Vail Resorts, Inc.	278	24,411
Weight Watchers International, Inc. *(f)	1,446	16,383
Wyndham Worldwide Corp.	1,452	132,829
Wynn Resorts Ltd.	556	79,230
Yum! Brands, Inc.	3,508	284,534
		4,202,899
Diversified Financials 3.1%
Affiliated Managers Group, Inc. *	139	30,082
Ally Financial, Inc. *	2,993	62,195
American Express Co.	6,456	526,745
Ameriprise Financial, Inc.	1,354	180,935
Berkshire Hathaway, Inc., Class B *	10,286	1,516,259
BGC Partners, Inc., Class A	278	2,524
BlackRock, Inc.	472	175,310
Capital One Financial Corp.	5,194	408,820
Cash America International, Inc.	421	9,085
CBOE Holdings, Inc.	421	25,273
CME Group, Inc.	1,834	175,936
Discover Financial Services	2,919	178,001
E*TRADE Financial Corp. *	1,807	47,045
Eaton Vance Corp.	997	41,974
Ezcorp, Inc., Class A *	845	8,822
Federated Investors, Inc., Class B	1,529	50,350
First Cash Financial Services, Inc. *	151	7,269
Franklin Resources, Inc.	3,525	189,751
Greenhill & Co., Inc.	278	10,761
Intercontinental Exchange, Inc.	159	37,422
Invesco Ltd.	2,538	102,205
Investment Technology Group, Inc. *	973	21,912
4    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Janus Capital Group, Inc.	2,419	39,865
Lazard Ltd., Class A	417	21,217
Legg Mason, Inc.	1,839	105,320
Leucadia National Corp.	1,807	42,880
LPL Financial Holdings, Inc.	421	18,886
McGraw Hill Financial, Inc.	2,240	230,944
Moody's Corp.	913	88,506
Morgan Stanley	8,479	303,463
MSCI, Inc.	695	38,996
Nelnet, Inc., Class A	383	17,855
Northern Trust Corp.	1,668	116,476
PHH Corp. *	2,085	50,624
PRA Group, Inc. *	139	6,963
Raymond James Financial, Inc.	556	31,764
Santander Consumer USA Holdings, Inc.	1,650	37,175
SEI Investments Co.	1,112	47,861
SLM Corp.	2,919	27,643
State Street Corp.	2,536	188,805
Stifel Financial Corp. *	139	7,613
T. Rowe Price Group, Inc.	1,690	139,594
TD Ameritrade Holding Corp.	1,119	40,586
The Bank of New York Mellon Corp.	7,228	282,904
The Charles Schwab Corp. (a)	3,997	117,272
The Goldman Sachs Group, Inc.	3,933	746,444
The NASDAQ OMX Group, Inc.	1,117	56,029
Waddell & Reed Financial, Inc., Class A	556	27,500
World Acceptance Corp. *(f)	139	11,413
		6,653,274
Energy 12.5%
Alon USA Energy, Inc.	710	9,897
Alpha Natural Resources, Inc. *(f)	8,295	10,535
Anadarko Petroleum Corp.	3,863	325,380
Apache Corp.	5,295	348,623
Arch Coal, Inc. *(f)	19,074	24,987
Atwood Oceanics, Inc.	502	15,567
Baker Hughes, Inc.	4,877	304,861
Basic Energy Services, Inc. *	556	4,137
Bill Barrett Corp. *	1,257	12,620
Bristow Group, Inc.	570	35,306
C&J Energy Services, Inc. *	477	6,502
Cabot Oil & Gas Corp.	834	24,186
Cameron International Corp. *	1,717	80,836
CARBO Ceramics, Inc. (f)	139	5,065
Chesapeake Energy Corp.	9,413	157,009
Chevron Corp.	41,452	4,422,099
Cimarex Energy Co.	428	46,943
Cloud Peak Energy, Inc. *	1,841	15,262
Comstock Resources, Inc. (f)	556	2,891
Concho Resources, Inc. *	278	30,280
ConocoPhillips	36,435	2,375,562
CONSOL Energy, Inc.	2,166	69,745
Continental Resources, Inc. *	166	7,385
CVR Energy, Inc. (f)	185	7,768
Delek US Holdings, Inc.	1,006	37,504
Denbury Resources, Inc.	2,786	23,402
Devon Energy Corp.	6,188	381,119
Diamond Offshore Drilling, Inc. (f)	2,512	76,440
Dresser-Rand Group, Inc. *	703	57,217
Dril-Quip, Inc. *	139	10,100
Security	Number of Shares	Value ($)
Energen Corp.	695	44,925
Energy XXI Ltd. (f)	2,815	13,371
EOG Resources, Inc.	2,224	199,537
EQT Corp.	556	44,374
EXCO Resources, Inc. (f)	4,035	8,474
Exterran Holdings, Inc.	851	27,632
Exxon Mobil Corp.	92,784	8,215,095
FMC Technologies, Inc. *	1,338	53,426
Forum Energy Technologies, Inc. *	470	9,179
Frontline Ltd. *(f)	12,941	32,482
Golar LNG Ltd.	117	3,629
Green Plains, Inc.	444	10,323
Gulfmark Offshore, Inc., Class A	483	7,941
Halliburton Co.	8,256	354,513
Helix Energy Solutions Group, Inc. *	1,390	21,462
Helmerich & Payne, Inc.	460	30,848
Hercules Offshore, Inc. *(f)	7,577	3,410
Hess Corp.	5,814	436,515
HollyFrontier Corp.	3,529	155,241
Hornbeck Offshore Services, Inc. *	164	3,421
ION Geophysical Corp. *	1,960	4,469
Key Energy Services, Inc. *	7,799	15,988
Kinder Morgan, Inc.	3,911	160,390
Marathon Oil Corp.	16,618	462,977
Marathon Petroleum Corp.	5,564	584,220
Matrix Service Co. *	417	7,756
McDermott International, Inc. *	3,630	9,075
Murphy Oil Corp.	6,261	318,622
Nabors Industries Ltd.	5,590	71,608
National Oilwell Varco, Inc.	4,515	245,390
Newfield Exploration Co. *	1,827	60,346
Newpark Resources, Inc. *	834	7,898
Noble Energy, Inc.	1,668	78,780
Nordic American Tankers Ltd.	1,112	11,376
North Atlantic Drilling Ltd. (f)	2,255	3,631
Occidental Petroleum Corp.	9,428	734,253
Oceaneering International, Inc.	794	43,297
Oil States International, Inc. *	904	39,306
ONEOK, Inc.	1,672	74,003
Parker Drilling Co. *	2,502	7,731
Patterson-UTI Energy, Inc.	1,397	26,103
PBF Energy, Inc., Class A	338	10,535
PDC Energy, Inc. *	139	7,184
Peabody Energy Corp. (f)	10,249	80,967
Penn Virginia Corp. *(f)	1,552	10,305
Phillips 66	17,326	1,359,398
Pioneer Energy Services Corp. *	973	5,176
Pioneer Natural Resources Co.	356	54,297
QEP Resources, Inc.	2,516	54,044
Range Resources Corp.	417	20,658
Rosetta Resources, Inc. *	474	8,404
Rowan Cos. plc, Class A	1,962	42,399
RPC, Inc.	731	9,825
SandRidge Energy, Inc. *(f)	7,246	12,825
Schlumberger Ltd.	9,095	765,435
SEACOR Holdings, Inc. *	760	55,108
Seadrill Ltd. (f)	6,879	79,315
SemGroup Corp., Class A	556	42,984
Ship Finance International Ltd.	556	8,902
SM Energy Co.	255	12,373
Southwestern Energy Co. *	1,946	48,806
Spectra Energy Corp.	5,164	183,270
See financial notes    5

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Stone Energy Corp. *	695	11,773
Superior Energy Services, Inc.	1,390	31,108
Swift Energy Co. *(f)	2,251	7,046
Targa Resources Corp.	278	27,683
Teekay Corp.	556	24,597
Tesoro Corp.	3,723	341,920
TETRA Technologies, Inc. *	1,529	9,128
The Williams Cos., Inc.	4,045	198,367
Tidewater, Inc.	1,166	32,881
Ultra Petroleum Corp. *(f)	834	13,569
Unit Corp. *	1,031	31,487
Valero Energy Corp.	16,791	1,035,837
W&T Offshore, Inc.	695	4,149
Western Refining, Inc.	1,225	57,698
Whiting Petroleum Corp. *	360	12,179
World Fuel Services Corp.	3,742	204,874
WPX Energy, Inc. *	5,712	61,575
		26,550,326
Food & Staples Retailing 4.2%
Casey's General Stores, Inc.	695	60,986
Costco Wholesale Corp.	6,612	971,700
CVS Health Corp.	20,132	2,091,111
Ingles Markets, Inc., Class A	496	21,447
PriceSmart, Inc.	139	11,042
Rite Aid Corp. *	5,699	45,478
Roundy's, Inc. *	3,294	13,407
SpartanNash Co.	715	18,983
SUPERVALU, Inc. *	9,214	91,034
Sysco Corp.	11,398	444,408
The Andersons, Inc.	326	14,432
The Fresh Market, Inc. *	178	6,775
The Kroger Co.	10,574	752,340
The Pantry, Inc. *	1,692	62,096
United Natural Foods, Inc. *	760	63,110
Wal-Mart Stores, Inc.	35,631	2,990,510
Walgreens Boots Alliance, Inc.	13,484	1,120,251
Whole Foods Market, Inc.	3,261	184,214
		8,963,324
Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	18,978	1,068,272
Archer-Daniels-Midland Co.	15,042	720,211
B&G Foods, Inc.	285	8,165
Brown-Forman Corp., Class B	1,131	103,701
Bunge Ltd.	5,319	434,988
Cal-Maine Foods, Inc. (f)	278	10,461
Campbell Soup Co.	2,502	116,568
Coca-Cola Enterprises, Inc.	3,783	174,775
ConAgra Foods, Inc.	7,089	247,973
Constellation Brands, Inc., Class A *	709	81,337
Darling Ingredients, Inc. *	1,125	19,598
Dean Foods Co.	2,535	40,864
Dr. Pepper Snapple Group, Inc.	2,363	186,181
Flowers Foods, Inc.	1,529	33,088
Fresh Del Monte Produce, Inc.	973	34,259
General Mills, Inc.	6,413	344,955
Hormel Foods Corp.	1,251	73,196
Ingredion, Inc.	844	69,385
J&J Snack Foods Corp.	139	14,065
Security	Number of Shares	Value ($)
Kellogg Co.	2,677	172,613
Keurig Green Mountain, Inc.	194	24,751
Kraft Foods Group, Inc.	5,171	331,254
Lancaster Colony Corp.	278	25,409
Lorillard, Inc.	3,892	266,291
McCormick & Co., Inc. Non-Voting Shares	973	73,345
Mead Johnson Nutrition Co.	556	58,247
Molson Coors Brewing Co., Class B	1,057	80,216
Mondelez International, Inc., Class A	17,980	664,091
Monster Beverage Corp. *	515	72,677
PepsiCo, Inc.	14,759	1,460,846
Philip Morris International, Inc.	18,401	1,526,547
Pilgrim's Pride Corp. (f)	317	8,695
Pinnacle Foods, Inc.	318	11,543
Post Holdings, Inc. *	556	27,511
Reynolds American, Inc.	3,274	247,580
Sanderson Farms, Inc. (f)	291	24,796
Seaboard Corp. *	4	16,040
Snyder's-Lance, Inc.	417	12,864
The Coca-Cola Co.	30,254	1,309,998
The Hain Celestial Group, Inc. *	278	17,383
The Hershey Co.	695	72,127
The J.M. Smucker Co.	1,298	149,724
The WhiteWave Foods Co. *	519	21,253
TreeHouse Foods, Inc. *	278	23,230
Tyson Foods, Inc., Class A	6,011	248,314
Universal Corp.	772	36,987
Vector Group Ltd.	576	13,277
		10,779,651
Health Care Equipment & Services 6.2%
Abbott Laboratories	12,941	613,015
Aetna, Inc.	5,849	582,268
Air Methods Corp. *	173	9,167
Alere, Inc. *	695	31,602
Align Technology, Inc. *	98	5,620
Allscripts Healthcare Solutions, Inc. *	1,390	16,687
Amedisys, Inc. *	1,251	37,743
AmerisourceBergen Corp.	4,004	411,451
Amsurg Corp. *	278	16,708
Analogic Corp.	139	12,046
Anthem, Inc.	9,804	1,435,796
Baxter International, Inc.	5,942	410,889
Becton Dickinson & Co.	2,316	339,804
BioScrip, Inc. *	1,068	6,525
Boston Scientific Corp. *	12,243	206,907
Brookdale Senior Living, Inc. *	695	26,069
C.R. Bard, Inc.	744	125,840
Cardinal Health, Inc.	6,750	593,933
CareFusion Corp. *	1,668	100,213
Catamaran Corp. *	695	34,715
Centene Corp. *	1,292	79,406
Cerner Corp. *	556	40,065
Chemed Corp.	278	32,381
Cigna Corp.	1,669	203,000
Community Health Systems, Inc. *	2,193	106,404
CONMED Corp.	278	14,261
DaVita HealthCare Partners, Inc. *	1,390	103,694
DENTSPLY International, Inc.	973	51,579
Edwards Lifesciences Corp. *	311	41,369
6    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Envision Healthcare Holdings, Inc. *	220	8,056
Express Scripts Holding Co. *	5,198	440,738
Greatbatch, Inc. *	278	14,773
Haemonetics Corp. *	278	12,360
Hanger, Inc. *	448	11,599
HCA Holdings, Inc. *	6,420	459,287
Health Net, Inc. *	2,998	171,935
HealthSouth Corp.	417	18,123
Healthways, Inc. *	1,195	26,744
Henry Schein, Inc. *	778	108,959
Hill-Rom Holdings, Inc.	834	39,965
Hologic, Inc. *	1,112	36,007
Humana, Inc.	2,822	463,880
IDEXX Laboratories, Inc. *	278	43,599
Integra LifeSciences Holdings Corp. *	139	8,341
Intuitive Surgical, Inc. *	94	47,000
Invacare Corp.	1,668	31,642
Kindred Healthcare, Inc.	2,313	49,082
Laboratory Corp. of America Holdings *	994	122,334
LifePoint Hospitals, Inc. *	834	60,015
Magellan Health, Inc. *	871	55,805
Masimo Corp. *	278	8,193
McKesson Corp.	3,364	769,347
MEDNAX, Inc. *	556	39,737
Medtronic plc	12,339	957,383
Molina Healthcare, Inc. *	556	35,412
Omnicare, Inc.	1,429	109,661
Orthofix International N.V. *	185	6,000
Owens & Minor, Inc.	1,807	64,438
Patterson Cos., Inc.	1,251	62,644
PharMerica Corp. *	973	24,325
Quality Systems, Inc.	792	13,765
Quest Diagnostics, Inc.	2,919	204,739
ResMed, Inc.	834	53,676
Select Medical Holdings Corp.	1,539	20,869
Sirona Dental Systems, Inc. *	139	12,624
St. Jude Medical, Inc.	2,685	179,036
STERIS Corp.	695	44,841
Stryker Corp.	2,641	250,235
Team Health Holdings, Inc. *	195	11,558
Teleflex, Inc.	417	50,745
Tenet Healthcare Corp. *	1,312	60,746
The Cooper Cos., Inc.	139	22,792
The Ensign Group, Inc.	27	1,190
Thoratec Corp. *	282	11,483
Triple-S Management Corp., Class B *	655	12,347
UnitedHealth Group, Inc.	15,664	1,779,900
Universal Health Services, Inc., Class B	635	71,977
Varian Medical Systems, Inc. *	834	77,537
VCA, Inc. *	596	31,755
WellCare Health Plans, Inc. *	702	63,749
West Pharmaceutical Services, Inc.	556	30,424
Zimmer Holdings, Inc.	1,954	235,242
		13,237,771
Household & Personal Products 2.0%
Avon Products, Inc.	11,051	94,044
Church & Dwight Co., Inc.	881	75,008
Colgate-Palmolive Co.	7,109	503,459
Elizabeth Arden, Inc. *(f)	787	13,182
Energizer Holdings, Inc.	556	74,410
Security	Number of Shares	Value ($)
Herbalife Ltd. *(f)	1,147	35,569
Kimberly-Clark Corp.	3,355	367,909
Nu Skin Enterprises, Inc., Class A (f)	656	35,542
Spectrum Brands Holdings, Inc.	139	13,022
The Clorox Co.	1,342	145,795
The Estee Lauder Cos., Inc., Class A	1,165	96,311
The Procter & Gamble Co.	33,265	2,831,849
WD-40 Co.	139	11,287
		4,297,387
Insurance 3.3%
ACE Ltd.	2,396	273,168
Aflac, Inc.	4,459	277,573
Alleghany Corp. *	57	26,935
Allied World Assurance Co. Holdings AG	1,269	51,331
American Equity Investment Life Holding Co.	568	16,182
American Financial Group, Inc.	1,112	70,056
American International Group, Inc.	7,141	395,112
Aon plc	1,802	180,849
Arch Capital Group Ltd. *	1,551	91,757
Argo Group International Holdings Ltd.	312	14,967
Arthur J. Gallagher & Co.	834	39,190
Aspen Insurance Holdings Ltd.	1,112	50,985
Assurant, Inc.	1,694	103,791
Assured Guaranty Ltd.	842	22,330
Axis Capital Holdings Ltd.	1,831	94,901
Brown & Brown, Inc.	695	22,337
Cincinnati Financial Corp.	1,692	89,270
CNO Financial Group, Inc.	2,403	39,073
Employers Holdings, Inc.	604	14,248
Endurance Specialty Holdings Ltd.	850	54,035
Everest Re Group Ltd.	470	83,392
First American Financial Corp.	1,251	43,823
FNF Group	2,685	98,593
Genworth Financial, Inc., Class A *	5,875	45,531
HCC Insurance Holdings, Inc.	1,126	62,921
Horace Mann Educators Corp.	417	13,440
Infinity Property & Casualty Corp.	278	21,559
Kemper Corp.	989	36,395
Lincoln National Corp.	1,824	105,135
Loews Corp.	4,182	171,504
Markel Corp. *	35	26,090
Marsh & McLennan Cos., Inc.	3,670	208,786
Mercury General Corp.	417	22,739
MetLife, Inc.	6,164	313,316
Montpelier Re Holdings Ltd.	556	20,038
Old Republic International Corp.	2,542	38,537
PartnerRe Ltd.	848	97,096
Platinum Underwriters Holdings Ltd.	878	67,035
Primerica, Inc.	848	44,724
Principal Financial Group, Inc.	1,835	93,897
ProAssurance Corp.	417	18,761
Prudential Financial, Inc.	3,627	293,243
Reinsurance Group of America, Inc.	862	76,985
RenaissanceRe Holdings Ltd.	844	86,535
RLI Corp.	556	26,905
Safety Insurance Group, Inc.	139	8,132
Selective Insurance Group, Inc.	597	16,256
StanCorp Financial Group, Inc.	566	37,447
See financial notes    7

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Stewart Information Services Corp.	280	10,536
Symetra Financial Corp.	556	12,554
The Allstate Corp.	5,028	354,977
The Chubb Corp.	4,464	448,409
The Hanover Insurance Group, Inc.	566	39,756
The Hartford Financial Services Group, Inc.	6,409	262,513
The Progressive Corp.	9,474	252,482
The Travelers Cos., Inc.	9,768	1,049,474
Torchmark Corp.	1,442	76,786
Unum Group	4,031	135,280
Validus Holdings Ltd.	985	41,015
W.R. Berkley Corp.	1,690	84,348
White Mountains Insurance Group Ltd.	91	60,711
XL Group plc	2,399	86,844
		7,022,590
Materials 4.0%
A. Schulman, Inc.	556	23,674
Air Products & Chemicals, Inc.	1,850	288,859
Airgas, Inc.	702	82,288
AK Steel Holding Corp. *(f)	3,436	15,187
Albemarle Corp.	892	50,460
Alcoa, Inc.	19,064	281,957
Allegheny Technologies, Inc.	1,946	65,502
AptarGroup, Inc.	695	45,780
Ashland, Inc.	656	83,719
Avery Dennison Corp.	1,668	89,321
Axiall Corp.	417	19,311
Ball Corp.	1,946	139,548
Bemis Co., Inc.	1,390	67,832
Berry Plastics Group, Inc. *	371	12,729
Boise Cascade Co. *	139	4,950
Cabot Corp.	834	37,630
Calgon Carbon Corp. *	359	7,406
Carpenter Technology Corp.	417	17,664
Celanese Corp., Series A	1,251	71,445
Century Aluminum Co. *	591	11,211
CF Industries Holdings, Inc.	468	143,316
Chemtura Corp. *	1,112	29,190
Clearwater Paper Corp. *	139	8,487
Cliffs Natural Resources, Inc. (f)	8,066	55,171
Coeur Mining, Inc. *	2,965	17,316
Commercial Metals Co.	3,892	58,575
Compass Minerals International, Inc.	278	25,206
Crown Holdings, Inc. *	834	44,202
Cytec Industries, Inc.	1,132	59,464
Domtar Corp.	2,224	100,525
E.I. du Pont de Nemours & Co.	6,766	526,733
Eagle Materials, Inc.	110	8,635
Eastman Chemical Co.	1,406	104,691
Ecolab, Inc.	872	100,751
Ferro Corp. *	1,286	16,396
FMC Corp.	946	59,986
Freeport-McMoRan, Inc.	19,266	416,724
Globe Specialty Metals, Inc.	139	2,314
Graphic Packaging Holding Co. *	3,197	48,243
Greif, Inc., Class A	417	18,348
H.B. Fuller Co.	556	24,853
Hecla Mining Co.	4,636	15,391
Huntsman Corp.	2,780	62,439
Security	Number of Shares	Value ($)
Innophos Holdings, Inc.	278	15,604
Innospec, Inc.	139	6,140
International Flavors & Fragrances, Inc.	556	67,793
International Paper Co.	5,977	337,163
Intrepid Potash, Inc. *	572	8,077
Kaiser Aluminum Corp.	278	21,003
KapStone Paper & Packaging Corp.	556	19,160
Koppers Holdings, Inc.	439	7,077
Kraton Performance Polymers, Inc. *	417	8,415
Louisiana-Pacific Corp. *	834	14,036
LSB Industries, Inc. *	234	8,794
LyondellBasell Industries N.V., Class A	5,033	432,385
Martin Marietta Materials, Inc.	417	59,352
Materion Corp.	278	10,180
MeadWestvaco Corp.	2,363	125,381
Minerals Technologies, Inc.	417	30,537
Monsanto Co.	2,922	351,896
Myers Industries, Inc.	556	11,064
NewMarket Corp.	47	22,142
Newmont Mining Corp.	12,442	327,598
Nucor Corp.	5,560	261,487
Olin Corp.	973	27,283
OM Group, Inc.	695	20,009
Owens-Illinois, Inc. *	2,363	61,816
P.H. Glatfelter Co.	695	17,027
Packaging Corp. of America	699	57,919
PolyOne Corp.	695	27,619
PPG Industries, Inc.	1,012	238,205
Praxair, Inc.	2,312	295,705
Quaker Chemical Corp.	71	5,764
Reliance Steel & Aluminum Co.	1,465	83,520
Resolute Forest Products, Inc. *	2,224	40,566
Rock-Tenn Co., Class A	1,260	86,486
RPM International, Inc.	1,251	63,238
RTI International Metals, Inc. *	278	7,748
Schnitzer Steel Industries, Inc., Class A	1,741	27,334
Schweitzer-Mauduit International, Inc.	278	13,016
Sealed Air Corp.	1,855	87,426
Sensient Technologies Corp.	556	35,367
Sigma-Aldrich Corp.	836	115,418
Silgan Holdings, Inc.	556	31,920
Sonoco Products Co.	1,529	71,603
Southern Copper Corp.	2,262	67,340
Steel Dynamics, Inc.	4,170	75,977
Stepan Co.	482	19,801
Stillwater Mining Co. *	695	10,077
SunCoke Energy, Inc.	695	12,684
The Dow Chemical Co.	12,010	591,372
The Mosaic Co.	5,313	282,970
The Scotts Miracle-Gro Co., Class A	556	36,424
The Sherwin-Williams Co.	425	121,210
The Valspar Corp.	695	60,222
Tredegar Corp.	417	8,573
Tronox Ltd., Class A	576	12,465
United States Steel Corp. (f)	4,118	98,626
Vulcan Materials Co.	1,112	92,296
W.R. Grace & Co. *	139	13,782
Walter Energy, Inc. (f)	9,230	8,907
Westlake Chemical Corp.	278	18,559
Worthington Industries, Inc.	834	22,518
		8,477,505
8    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 3.6%
AMC Networks, Inc., Class A *	139	10,011
Cablevision Systems Corp., Class A	5,004	93,975
CBS Corp., Class B Non-Voting Shares	5,159	304,897
Central European Media Enterprises Ltd., Class A *	3,696	10,460
Charter Communications, Inc., Class A *	695	125,517
Cinemark Holdings, Inc.	1,762	71,749
Comcast Corp., Class A	18,801	1,116,403
Dex Media, Inc. *(f)	3,100	20,925
DIRECTV *	8,588	760,897
Discovery Communications, Inc., Class A *	2,446	79,006
Discovery Communications, Inc., Class C *	3,637	110,965
DISH Network Corp., Class A *	1,317	98,828
DreamWorks Animation SKG, Inc., Class A *(f)	1,017	21,774
Gannett Co., Inc.	3,550	125,670
John Wiley & Sons, Inc., Class A	417	26,963
Liberty Media Corp., Class A *	306	11,801
Liberty Media Corp., Class C *	329	12,699
Lions Gate Entertainment Corp.	278	9,060
Live Nation Entertainment, Inc. *	930	23,799
Loral Space & Communications, Inc. *	160	11,381
Meredith Corp.	445	23,870
Morningstar, Inc.	94	7,017
National CineMedia, Inc.	845	12,878
News Corp., Class A *	5,863	101,283
Omnicom Group, Inc.	2,919	232,177
Regal Entertainment Group, Class A (f)	1,390	32,860
Scholastic Corp.	834	30,866
Scripps Networks Interactive, Inc., Class A	652	47,140
Sinclair Broadcast Group, Inc., Class A (f)	301	8,265
Sirius XM Holdings, Inc. *	3,342	13,000
The Interpublic Group of Cos., Inc.	3,959	88,286
The Madison Square Garden Co., Class A *	278	21,781
The New York Times Co., Class A	1,588	22,216
The Walt Disney Co.	12,736	1,325,563
Thomson Reuters Corp.	4,705	184,765
Time Warner Cable, Inc.	3,313	510,368
Time Warner, Inc.	12,026	984,448
Twenty-First Century Fox, Inc., Class A	13,916	487,060
Viacom, Inc., Class B	5,490	383,970
		7,564,593
Pharmaceuticals, Biotechnology & Life Sciences 5.5%
AbbVie, Inc.	6,460	390,830
Actavis plc *	445	129,655
Agilent Technologies, Inc.	2,388	100,797
Alexion Pharmaceuticals, Inc. *	139	25,071
Allergan, Inc.	802	186,657
Amgen, Inc.	6,860	1,081,959
Bio-Rad Laboratories, Inc., Class A *	139	17,678
Bio-Techne Corp.	139	13,557
Biogen Idec, Inc. *	452	185,135
Bristol-Myers Squibb Co.	13,400	816,328
Security	Number of Shares	Value ($)
Bruker Corp. *	450	8,564
Celgene Corp. *	1,765	214,500
Charles River Laboratories International, Inc. *	897	68,773
Eli Lilly & Co.	10,087	707,805
Endo International plc *	709	60,690
Gilead Sciences, Inc. *	4,541	470,130
Hospira, Inc. *	1,390	121,681
Illumina, Inc. *	143	27,951
Impax Laboratories, Inc. *	417	16,801
Johnson & Johnson	22,129	2,268,444
Mallinckrodt plc *	346	40,385
Merck & Co., Inc.	23,157	1,355,611
Mettler-Toledo International, Inc. *	188	59,064
Mylan, Inc. *	1,946	111,554
Myriad Genetics, Inc. *(f)	381	12,981
PAREXEL International Corp. *	278	17,920
PDL BioPharma, Inc. (f)	1,668	11,643
PerkinElmer, Inc.	973	45,731
Perrigo Co., plc	278	42,943
Pfizer, Inc.	76,668	2,631,246
QIAGEN N.V. *	834	21,067
Quintiles Transnational Holdings, Inc. *	180	11,696
Thermo Fisher Scientific, Inc.	1,948	253,240
United Therapeutics Corp. *	139	21,552
Waters Corp. *	556	66,931
Zoetis, Inc.	2,010	92,641
		11,709,211
Real Estate 2.0%
AG Mortgage Investment Trust, Inc.	139	2,615
Alexandria Real Estate Equities, Inc.	458	43,927
American Campus Communities, Inc.	419	17,292
American Capital Agency Corp.	2,381	51,037
American Capital Mortgage Investment Corp.	647	11,937
American Tower Corp.	955	94,679
Annaly Capital Management, Inc.	16,979	180,317
Anworth Mortgage Asset Corp.	1,390	7,270
Apartment Investment & Management Co., Class A	1,668	62,850
Ashford Hospitality Trust, Inc.	794	8,456
AvalonBay Communities, Inc.	417	70,198
BioMed Realty Trust, Inc.	1,409	31,336
Boston Properties, Inc.	707	97,149
Brandywine Realty Trust	1,529	24,235
Camden Property Trust	417	30,353
Capstead Mortgage Corp.	834	9,983
CBL & Associates Properties, Inc.	1,463	29,289
CBRE Group, Inc., Class A *	1,251	42,859
Chimera Investment Corp.	6,116	19,632
Columbia Property Trust, Inc.	871	22,550
Corporate Office Properties Trust	1,118	32,869
Corrections Corp. of America	1,124	44,836
Cousins Properties, Inc.	834	8,949
Crown Castle International Corp.	876	75,608
CYS Investments, Inc.	1,293	11,753
DCT Industrial Trust, Inc.	359	12,953
DDR Corp.	1,390	26,327
DiamondRock Hospitality Co.	1,390	20,127
Digital Realty Trust, Inc.	695	46,134
See financial notes    9

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Douglas Emmett, Inc.	556	16,052
Duke Realty Corp.	2,224	47,505
EastGroup Properties, Inc.	139	8,757
EPR Properties	278	16,961
Equity Commonwealth *	1,390	36,765
Equity LifeStyle Properties, Inc.	139	7,488
Equity One, Inc.	139	3,722
Equity Residential	1,833	141,196
Essex Property Trust, Inc.	176	39,148
Extra Space Storage, Inc.	278	18,287
Federal Realty Investment Trust	278	39,484
Franklin Street Properties Corp.	907	11,455
General Growth Properties, Inc.	2,109	61,182
Government Properties Income Trust	422	9,871
Hatteras Financial Corp.	840	15,414
HCP, Inc.	2,314	98,021
Health Care REIT, Inc.	841	64,849
Healthcare Realty Trust, Inc.	417	11,901
Healthcare Trust of America, Inc., Class A	434	12,043
Hersha Hospitality Trust	278	1,865
Highwoods Properties, Inc.	695	31,699
Home Properties, Inc.	278	18,562
Hospitality Properties Trust	1,668	51,391
Host Hotels & Resorts, Inc.	4,726	99,246
Inland Real Estate Corp.	834	8,924
Invesco Mortgage Capital, Inc.	1,149	18,350
Investors Real Estate Trust	1,189	9,108
Iron Mountain, Inc.	2,391	87,869
iStar Financial, Inc. *	1,569	20,789
Jones Lang LaSalle, Inc.	251	40,474
Kilroy Realty Corp.	278	20,564
Kimco Realty Corp.	2,641	69,405
Lamar Advertising Co., Class A	834	48,455
LaSalle Hotel Properties	556	21,640
Lexington Realty Trust	1,112	12,043
Liberty Property Trust	973	36,215
Mack-Cali Realty Corp.	1,529	28,760
Medical Properties Trust, Inc.	602	9,114
MFA Financial, Inc.	3,086	24,565
Mid-America Apartment Communities, Inc.	425	30,800
National Retail Properties, Inc.	421	16,941
NorthStar Realty Finance Corp.	556	10,686
Omega Healthcare Investors, Inc.	417	16,705
Pennsylvania Real Estate Investment Trust	556	12,666
PennyMac Mortgage Investment Trust	354	7,590
Piedmont Office Realty Trust, Inc., Class A	2,107	38,621
Plum Creek Timber Co., Inc.	1,732	75,238
Post Properties, Inc.	255	14,502
Potlatch Corp.	556	22,201
Prologis, Inc.	1,265	54,028
PS Business Parks, Inc.	139	11,562
Public Storage	556	109,654
Rayonier, Inc.	1,435	39,333
Realty Income Corp.	750	37,545
Redwood Trust, Inc.	834	15,946
Regency Centers Corp.	717	47,057
Retail Properties of America, Inc., Class A	1,000	15,830
Security	Number of Shares	Value ($)
RLJ Lodging Trust	749	23,826
Ryman Hospitality Properties, Inc.	278	16,708
Sabra Health Care REIT, Inc.	695	22,720
Senior Housing Properties Trust	1,183	26,440
Simon Property Group, Inc.	1,050	199,878
SL Green Realty Corp.	278	35,287
Sovran Self Storage, Inc.	139	12,791
Starwood Property Trust, Inc.	322	7,857
Sun Communities, Inc.	139	9,395
Sunstone Hotel Investors, Inc.	980	17,101
Tanger Factory Outlet Centers, Inc.	278	9,855
Taubman Centers, Inc.	278	20,111
The Geo Group, Inc.	417	17,994
The Macerich Co.	556	46,509
Two Harbors Investment Corp.	1,162	12,131
UDR, Inc.	1,573	50,242
Ventas, Inc.	1,251	93,162
Vornado Realty Trust	1,113	122,475
Washington Real Estate Investment Trust	417	11,818
Weingarten Realty Investors	834	30,207
Weyerhaeuser Co.	11,577	406,468
WP Carey, Inc.	278	19,065
		4,245,604
Retailing 5.7%
Aaron's, Inc.	1,807	53,867
Abercrombie & Fitch Co., Class A	1,946	48,144
Advance Auto Parts, Inc.	469	72,662
Aeropostale, Inc. *	9,480	38,204
Amazon.com, Inc. *	606	230,377
American Eagle Outfitters, Inc.	6,770	101,347
ANN, Inc. *	973	34,940
Asbury Automotive Group, Inc. *	286	22,500
Ascena Retail Group, Inc. *	1,402	18,787
AutoNation, Inc. *	1,134	69,741
AutoZone, Inc. *	139	89,333
Barnes & Noble, Inc. *	1,075	26,768
Bed Bath & Beyond, Inc. *	3,232	241,301
Best Buy Co., Inc.	11,653	443,979
Big Lots, Inc.	1,965	93,750
Brown Shoe Co., Inc.	973	29,190
Burlington Stores, Inc. *	316	17,560
Cabela's, Inc. *	352	19,163
CarMax, Inc. *	1,390	93,283
Chico's FAS, Inc.	2,872	52,357
Core-Mark Holding Co., Inc.	1,299	91,346
CST Brands, Inc.	3,336	138,878
Dick's Sporting Goods, Inc.	1,082	58,525
Dillard's, Inc., Class A	556	72,369
Dollar General Corp. *	2,780	201,884
Dollar Tree, Inc. *	2,308	183,901
DSW, Inc., Class A	973	36,672
Expedia, Inc.	668	61,289
Express, Inc. *	1,529	21,131
Family Dollar Stores, Inc.	1,251	98,504
Five Below, Inc. *	192	6,093
Foot Locker, Inc.	1,950	109,532
Fred's, Inc., Class A	1,390	25,965
GameStop Corp., Class A (f)	3,758	138,933
Genesco, Inc. *	278	20,414
10    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Genuine Parts Co.	2,086	200,423
GNC Holdings, Inc., Class A	620	29,816
Group 1 Automotive, Inc.	556	45,225
Guess?, Inc.	1,720	31,149
hhgregg, Inc. *(f)	845	5,408
Hibbett Sports, Inc. *	173	8,461
HSN, Inc.	278	18,784
J.C. Penney Co., Inc. *(f)	20,577	174,905
Kohl's Corp.	6,467	477,265
L Brands, Inc.	2,446	224,690
Liberty Interactive Corp., Class A *	5,180	152,965
Lithia Motors, Inc., Class A	278	26,260
LKQ Corp. *	979	24,059
Lowe's Cos., Inc.	17,100	1,266,939
Lumber Liquidators Holdings, Inc. *(f)	139	7,209
Macy's, Inc.	4,630	295,024
Monro Muffler Brake, Inc.	139	8,790
Murphy USA, Inc. *	2,887	204,948
Netflix, Inc. *	68	32,294
Nordstrom, Inc.	1,948	156,678
Nutrisystem, Inc.	888	15,282
O'Reilly Automotive, Inc. *	695	144,650
Office Depot, Inc. *	7,712	72,261
Outerwall, Inc. (f)	659	42,519
Penske Automotive Group, Inc.	695	34,284
PetSmart, Inc.	1,478	122,541
Pier 1 Imports, Inc.	1,187	14,315
Pool Corp.	278	19,229
Rent-A-Center, Inc.	2,259	62,348
Ross Stores, Inc.	1,585	167,709
Sally Beauty Holdings, Inc. *	560	18,771
Sears Holdings Corp. *(f)	2,780	104,528
Sears Hometown & Outlet Stores, Inc. *	996	13,237
Select Comfort Corp. *	278	8,924
Signet Jewelers Ltd.	621	74,445
Sonic Automotive, Inc., Class A	973	24,062
Stage Stores, Inc.	834	17,864
Staples, Inc.	28,408	476,260
Stein Mart, Inc.	593	9,749
Target Corp.	15,765	1,211,225
The Bon-Ton Stores, Inc. (f)	1,300	7,215
The Buckle, Inc. (f)	583	29,325
The Cato Corp., Class A	417	18,490
The Children's Place, Inc.	562	32,028
The Finish Line, Inc., Class A	834	20,416
The Gap, Inc.	5,603	233,085
The Home Depot, Inc.	14,177	1,626,811
The Men's Wearhouse, Inc.	973	48,835
The Pep Boys-Manny, Moe & Jack *	1,251	11,109
The Priceline Group, Inc. *	65	80,436
The TJX Cos., Inc.	6,650	456,456
Tiffany & Co.	709	62,548
Tractor Supply Co.	973	85,741
TripAdvisor, Inc. *	139	12,406
Tuesday Morning Corp. *	361	6,852
Ulta Salon, Cosmetics & Fragrance, Inc. *	291	40,961
Urban Outfitters, Inc. *	1,463	56,998
Vitamin Shoppe, Inc. *	287	12,169
Williams-Sonoma, Inc.	1,003	80,691
		12,030,756
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.6%
Advanced Energy Industries, Inc. *	348	9,264
Advanced Micro Devices, Inc. *(f)	9,313	28,963
Altera Corp.	1,807	66,877
Amkor Technology, Inc. *	2,919	28,402
Analog Devices, Inc.	2,403	140,672
Applied Materials, Inc.	12,476	312,524
Atmel Corp. *	4,643	38,723
Avago Technologies Ltd.	624	79,635
Broadcom Corp., Class A	3,783	171,105
Brooks Automation, Inc.	1,112	13,344
Cabot Microelectronics Corp. *	625	32,381
Cirrus Logic, Inc. *	447	13,459
Cree, Inc. *(f)	566	22,221
Cypress Semiconductor Corp. *(f)	2,383	35,149
Diodes, Inc. *	417	11,880
Entegris, Inc. *	1,390	18,640
Fairchild Semiconductor International, Inc. *	1,882	32,822
First Solar, Inc. *	566	33,816
Freescale Semiconductor Ltd. *	321	11,591
Integrated Device Technology, Inc. *	1,069	22,064
Intel Corp.	74,327	2,471,373
Intersil Corp., Class A	2,094	32,645
KLA-Tencor Corp.	1,722	111,853
Lam Research Corp.	1,009	83,202
Linear Technology Corp.	1,390	66,977
Marvell Technology Group Ltd.	5,699	91,868
Maxim Integrated Products, Inc.	2,780	95,618
Micrel, Inc.	695	10,376
Microchip Technology, Inc.	1,529	78,392
Micron Technology, Inc. *	5,175	158,717
Microsemi Corp. *	703	22,665
MKS Instruments, Inc.	556	19,660
NVIDIA Corp.	3,588	79,151
OmniVision Technologies, Inc. *	556	14,906
ON Semiconductor Corp. *	3,614	46,078
Photronics, Inc. *	1,112	9,241
PMC-Sierra, Inc. *	1,251	11,885
Power Integrations, Inc.	109	5,980
Qorvo, Inc. *	656	45,526
Silicon Laboratories, Inc. *	417	21,117
Skyworks Solutions, Inc.	489	42,910
Spansion, Inc., Class A *	695	25,076
SunEdison, Inc. *	1,707	37,793
Synaptics, Inc. *	197	16,932
Teradyne, Inc.	1,390	26,855
Tessera Technologies, Inc.	417	16,705
Texas Instruments, Inc.	11,348	667,262
Veeco Instruments, Inc. *	436	13,294
Xilinx, Inc.	1,710	72,453
		5,520,042
Software & Services 6.4%
Accenture plc, Class A	4,800	432,144
ACI Worldwide, Inc. *	423	8,396
Activision Blizzard, Inc.	4,985	116,250
Acxiom Corp. *	1,112	22,240
Adobe Systems, Inc. *	2,118	167,534
Akamai Technologies, Inc. *	703	48,865
See financial notes    11

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Alliance Data Systems Corp. *	323	89,959
Amdocs Ltd.	1,946	102,165
ANSYS, Inc. *	309	26,565
AOL, Inc. *	2,615	106,012
Autodesk, Inc. *	1,112	71,435
Automatic Data Processing, Inc.	3,411	303,033
Booz Allen Hamilton Holding Corp.	1,308	38,926
Broadridge Financial Solutions, Inc.	1,390	73,990
CA, Inc.	3,241	105,397
CACI International, Inc., Class A *	562	49,057
Cadence Design Systems, Inc. *	695	12,757
Cimpress N.V. *	278	23,213
Citrix Systems, Inc. *	695	44,254
Cognizant Technology Solutions Corp., Class A *	1,978	123,595
Computer Sciences Corp.	2,828	200,562
Convergys Corp.	2,085	46,600
CoreLogic, Inc. *	2,463	82,116
CSG Systems International, Inc.	695	20,787
DST Systems, Inc.	556	59,097
EarthLink Holdings Corp.	7,177	30,646
eBay, Inc. *	5,859	339,295
Electronic Arts, Inc. *	1,134	64,842
Equinix, Inc.	141	31,609
Euronet Worldwide, Inc. *	280	15,820
Facebook, Inc., Class A *	736	58,122
FactSet Research Systems, Inc.	278	43,243
Fair Isaac Corp.	388	33,026
Fidelity National Information Services, Inc.	2,780	187,900
Fiserv, Inc. *	1,978	154,422
FleetCor Technologies, Inc. *	67	10,280
Gartner, Inc. *	278	23,104
Genpact Ltd. *	977	21,709
Global Cash Access Holdings, Inc. *	1,112	7,906
Global Payments, Inc.	417	38,306
Google, Inc., Class A *	633	356,145
Google, Inc., Class C *	644	359,609
Heartland Payment Systems, Inc.	278	13,630
IAC/InterActiveCorp	1,011	68,162
Informatica Corp. *	278	11,939
International Business Machines Corp.	14,722	2,384,081
Intuit, Inc.	1,690	164,995
j2 Global, Inc.	278	18,695
Jack Henry & Associates, Inc.	417	27,313
Leidos Holdings, Inc.	2,446	110,119
Manhattan Associates, Inc. *	556	27,717
ManTech International Corp., Class A	556	18,404
MasterCard, Inc., Class A	2,933	264,351
MAXIMUS, Inc.	417	24,699
Mentor Graphics Corp.	417	9,783
Microsoft Corp.	78,235	3,430,605
Monster Worldwide, Inc. *	5,574	37,457
NeuStar, Inc., Class A *(f)	1,530	40,576
Nuance Communications, Inc. *	979	14,000
Oracle Corp.	25,354	1,111,012
Paychex, Inc.	2,363	117,760
Progress Software Corp. *	417	11,401
PTC, Inc. *	556	19,268
Rackspace Hosting, Inc. *	280	13,908
Red Hat, Inc. *	306	21,151
Rovi Corp. *	977	24,308
Security	Number of Shares	Value ($)
salesforce.com, Inc. *	278	19,288
Science Applications International Corp.	645	35,269
Solera Holdings, Inc.	139	7,748
Sykes Enterprises, Inc. *	695	16,159
Symantec Corp.	8,654	217,735
Synopsys, Inc. *	1,135	52,675
Take-Two Interactive Software, Inc. *	695	18,410
TeleTech Holdings, Inc. *	417	10,133
Teradata Corp. *	1,115	49,640
The Western Union Co.	9,400	183,488
Total System Services, Inc.	1,807	69,027
Unisys Corp. *	834	18,882
Vantiv, Inc., Class A *	281	10,394
VeriFone Systems, Inc. *	736	25,900
VeriSign, Inc. *	834	53,393
Visa, Inc., Class A	881	239,024
VMware, Inc., Class A *	139	11,825
WebMD Health Corp. *	314	13,832
WEX, Inc. *	139	14,872
Xerox Corp.	21,128	288,397
Yahoo! Inc. *	3,512	155,511
		13,647,869
Technology Hardware & Equipment 4.9%
ADTRAN, Inc.	834	17,956
Amphenol Corp., Class A	1,670	94,288
Anixter International, Inc. *	556	43,863
Apple, Inc.	20,089	2,580,633
ARRIS Group, Inc. *	973	28,587
Arrow Electronics, Inc. *	2,780	172,249
Avnet, Inc.	3,614	165,557
Belden, Inc.	284	25,213
Benchmark Electronics, Inc. *	1,668	39,131
Brocade Communications Systems, Inc.	3,753	46,500
CDW Corp.	139	5,231
Checkpoint Systems, Inc. *	901	12,163
Cisco Systems, Inc.	58,458	1,725,096
Cognex Corp. *	278	12,424
Coherent, Inc. *	278	17,859
CommScope Holding Co., Inc. *	390	12,285
Comtech Telecommunications Corp.	417	14,904
Corning, Inc.	12,788	312,027
Diebold, Inc.	973	34,736
Dolby Laboratories, Inc., Class A	278	11,251
EchoStar Corp., Class A *	417	22,664
Electronics For Imaging, Inc. *	450	18,270
EMC Corp.	13,398	387,738
Emulex Corp. *	1,807	14,366
F5 Networks, Inc. *	278	32,836
Fabrinet *	426	7,647
FEI Co.	139	10,980
Finisar Corp. *	556	11,682
FLIR Systems, Inc.	973	31,408
Harris Corp.	1,668	129,570
Hewlett-Packard Co.	60,015	2,090,923
Ingram Micro, Inc., Class A *	8,346	206,230
Insight Enterprises, Inc. *	1,251	32,901
InterDigital, Inc.	278	14,698
Itron, Inc. *	580	21,158
12    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Jabil Circuit, Inc.	5,421	119,099
JDS Uniphase Corp. *	2,224	30,624
Juniper Networks, Inc.	5,190	124,093
Knowles Corp. *	511	9,786
Lexmark International, Inc., Class A	1,668	71,157
Littelfuse, Inc.	139	13,944
Motorola Solutions, Inc.	2,973	201,986
MTS Systems Corp.	139	10,070
National Instruments Corp.	556	17,314
NCR Corp. *	1,251	36,792
NetApp, Inc.	1,529	59,096
NETGEAR, Inc. *	278	8,963
OSI Systems, Inc. *	139	10,073
Plantronics, Inc.	278	14,022
Plexus Corp. *	695	27,974
Polycom, Inc. *	1,668	23,052
QLogic Corp. *	2,641	39,641
QUALCOMM, Inc.	6,718	487,122
Riverbed Technology, Inc. *	139	2,911
Rofin-Sinar Technologies, Inc. *	795	19,056
SanDisk Corp.	923	73,775
Sanmina Corp. *	1,827	41,473
ScanSource, Inc. *	556	20,216
SYNNEX Corp.	707	53,909
Tech Data Corp. *	2,780	165,410
Trimble Navigation Ltd. *	695	18,167
TTM Technologies, Inc. *	1,142	10,061
ViaSat, Inc. *	139	9,082
Vishay Intertechnology, Inc.	2,919	41,566
Western Digital Corp.	1,562	167,103
Zebra Technologies Corp., Class A *	556	50,624
		10,383,185
Telecommunication Services 3.5%
AT&T, Inc.	117,859	4,073,207
CenturyLink, Inc.	8,871	335,856
Cincinnati Bell, Inc. *	4,898	16,408
Consolidated Communications Holdings, Inc.	556	11,832
Frontier Communications Corp.	24,749	197,497
Inteliquent, Inc.	440	6,490
Intelsat S.A. *	578	7,150
Level 3 Communications, Inc. *	1,197	64,470
NTELOS Holdings Corp. (f)	1,435	6,486
SBA Communications Corp., Class A *	278	34,669
Spok Holdings, Inc.	611	11,359
Sprint Corp. *	23,310	119,347
T-Mobile US, Inc. *	556	18,365
Telephone & Data Systems, Inc.	3,351	85,249
Verizon Communications, Inc.	47,235	2,335,771
Vonage Holdings Corp. *	3,276	14,873
Windstream Holdings, Inc.	15,711	123,960
		7,462,989
Transportation 2.0%
Alaska Air Group, Inc.	834	53,084
Allegiant Travel Co.	66	12,119
AMERCO *	26	8,497
American Airlines Group, Inc.	518	24,812
ArcBest Corp.	568	23,788
Security	Number of Shares	Value ($)
Atlas Air Worldwide Holdings, Inc. *	426	19,319
Avis Budget Group, Inc. *	1,626	98,568
C.H. Robinson Worldwide, Inc.	2,520	187,236
Con-way, Inc.	973	42,977
Copa Holdings S.A., Class A	243	27,673
CSX Corp.	12,891	442,290
Delta Air Lines, Inc.	991	44,119
Expeditors International of Washington, Inc.	2,448	118,238
FedEx Corp.	3,678	650,933
Forward Air Corp.	278	14,873
Genesee & Wyoming, Inc., Class A *	139	14,331
Hawaiian Holdings, Inc. *	442	8,181
Heartland Express, Inc.	695	17,493
Hertz Global Holdings, Inc. *	5,485	126,539
Hub Group, Inc., Class A *	556	22,446
J.B. Hunt Transport Services, Inc.	695	59,423
JetBlue Airways Corp. *	2,801	48,149
Kansas City Southern	278	32,204
Kirby Corp. *	278	21,428
Knight Transportation, Inc.	695	22,977
Landstar System, Inc.	556	39,042
Matson, Inc.	649	25,616
Navios Maritime Holdings, Inc.	2,037	8,861
Norfolk Southern Corp.	2,684	292,986
Old Dominion Freight Line, Inc. *	208	16,249
Republic Airways Holdings, Inc. *	3,020	38,867
Ryder System, Inc.	1,132	106,397
Saia, Inc. *	194	8,930
SkyWest, Inc.	3,699	54,079
Southwest Airlines Co.	908	39,262
Spirit Airlines, Inc. *	79	6,145
Swift Transportation Co. *	834	23,586
Union Pacific Corp.	5,772	694,141
United Continental Holdings, Inc. *	730	47,581
United Parcel Service, Inc., Class B	5,004	509,057
UTi Worldwide, Inc. *	2,516	32,909
Werner Enterprises, Inc.	973	31,204
		4,116,609
Utilities 4.2%
AES Corp.	15,468	200,620
AGL Resources, Inc.	1,123	55,151
ALLETE, Inc.	417	22,868
Alliant Energy Corp.	1,418	90,185
Ameren Corp.	4,865	206,325
American Electric Power Co., Inc.	6,814	392,350
American States Water Co.	278	11,156
American Water Works Co., Inc.	1,704	92,152
Aqua America, Inc.	835	22,077
Atlantic Power Corp.	3,492	10,127
Atmos Energy Corp.	1,529	81,098
Avista Corp.	834	28,439
Black Hills Corp.	417	21,196
California Water Service Group	417	10,604
Calpine Corp. *	4,448	94,298
CenterPoint Energy, Inc.	5,852	121,663
Cleco Corp.	562	30,590
CMS Energy Corp.	3,548	124,641
Consolidated Edison, Inc.	4,726	298,400
Dominion Resources, Inc.	5,869	423,096
See financial notes    13

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
DTE Energy Co.	2,538	208,192
Duke Energy Corp.	6,414	503,820
Dynegy, Inc. *	437	12,179
Edison International	4,376	281,158
El Paso Electric Co.	417	15,771
Entergy Corp.	4,361	346,743
Eversource Energy	2,132	110,331
Exelon Corp.	16,913	573,689
FirstEnergy Corp.	10,204	356,936
Great Plains Energy, Inc.	2,096	55,775
Hawaiian Electric Industries, Inc.	1,435	47,427
IDACORP, Inc.	417	26,113
Integrys Energy Group, Inc.	1,529	114,262
ITC Holdings Corp.	837	32,417
MDU Resources Group, Inc.	2,641	58,894
MGE Energy, Inc.	280	12,065
National Fuel Gas Co.	695	44,765
New Jersey Resources Corp.	556	34,794
NextEra Energy, Inc.	3,959	409,598
NiSource, Inc.	3,151	135,209
Northwest Natural Gas Co.	417	19,703
NorthWestern Corp.	417	22,597
NRG Energy, Inc.	5,282	126,662
OGE Energy Corp.	2,032	66,060
Otter Tail Corp.	995	32,556
Pepco Holdings, Inc.	5,119	138,930
PG&E Corp.	6,762	363,322
Piedmont Natural Gas Co., Inc.	834	31,108
Pinnacle West Capital Corp.	1,529	97,978
PNM Resources, Inc.	1,112	31,748
Portland General Electric Co.	1,126	41,989
PPL Corp.	6,845	233,415
Public Service Enterprise Group, Inc.	8,479	356,627
Questar Corp.	2,363	55,247
SCANA Corp.	1,807	102,909
Sempra Energy	2,418	261,628
South Jersey Industries, Inc.	278	15,757
Southwest Gas Corp.	556	31,837
TECO Energy, Inc.	3,753	73,671
The Empire District Electric Co.	556	14,095
The Laclede Group, Inc.	417	21,584
The Southern Co.	11,336	519,075
UGI Corp.	2,302	78,245
UIL Holdings Corp.	417	21,079
Vectren Corp.	1,112	49,651
Westar Energy, Inc.	1,852	71,950
WGL Holdings, Inc.	799	42,627
Wisconsin Energy Corp.	1,807	92,121
Xcel Energy, Inc.	6,672	235,388
		8,966,733
Total Common Stock
(Cost $195,907,920)		211,538,252

Rights 0.0% of net assets
Telecommunication Services 0.0%
Contra Leap Wireless CVR *(b)(c)	735	1,852
Total Rights
(Cost $1,852)		1,852

Security	Number of Shares	Value ($)
Other Investment Companies 0.4% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (d)	158,442	158,442
Securities Lending Collateral 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (d)	757,257	757,257
Total Other Investment Companies
(Cost $915,699)		915,699
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.02%, 03/19/15 (e)(g)	10,000	10,000
Total Short-Term Investment
(Cost $10,000)		10,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $196,824,545 and the unrealized appreciation and depreciation were $20,582,594 and ($4,941,336), respectively, with a net unrealized appreciation of $15,641,258.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $1,852 or 0.0% of net assets.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is on loan. Securities on loan were valued at $769,282. Non-Cash Collateral pledged to the fund for securities on loan amounted to $51,369.
(g)	All or a portion of this security is held as collateral for open futures contracts.

CVR –	Contingent Value Rights
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/20/15	2	210,280	376
14    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	314,025,661	334,954,585
0.3%	Other Investment Companies	908,722	908,722
0.0%	Short-Term Investment	40,000	40,000
100.0%	Total Investments	314,974,383	335,903,307
0.0%	Other Assets and Liabilities, Net		140,113
100.0%	Net Assets		336,043,420

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
BorgWarner, Inc.	2,430	149,348
Dana Holding Corp.	3,929	85,849
Ford Motor Co.	62,291	1,017,835
General Motors Co.	31,978	1,193,099
Harley-Davidson, Inc.	2,904	184,607
Johnson Controls, Inc.	13,200	670,692
Lear Corp.	2,043	222,523
The Goodyear Tire & Rubber Co.	4,646	124,188
TRW Automotive Holdings Corp. *	2,435	253,824
Visteon Corp. *	1,109	111,488
		4,013,453
Banks 5.4%
Bank of America Corp.	229,787	3,632,933
BB&T Corp.	11,725	446,136
CIT Group, Inc.	2,522	116,643
Citigroup, Inc.	46,036	2,413,207
Comerica, Inc.	2,825	129,329
Fifth Third Bancorp	13,651	264,283
Hudson City Bancorp, Inc.	14,365	140,202
Huntington Bancshares, Inc.	12,600	137,844
JPMorgan Chase & Co.	70,693	4,332,067
KeyCorp	15,256	212,516
M&T Bank Corp.	1,547	187,187
New York Community Bancorp, Inc.	9,240	153,476
People's United Financial, Inc.	5,893	89,161
Regions Financial Corp.	25,778	247,727
SunTrust Banks, Inc.	9,516	390,156
The PNC Financial Services Group, Inc.	7,110	653,836
U.S. Bancorp	22,345	996,810
Security	Number of Shares	Value ($)
Wells Fargo & Co.	62,054	3,399,939
Zions Bancorp	3,327	88,947
		18,032,399
Capital Goods 7.5%
3M Co.	9,079	1,531,173
AECOM *	5,076	152,585
AGCO Corp.	2,970	147,728
AMETEK, Inc.	2,007	106,652
Armstrong World Industries, Inc. *	1,372	76,599
Caterpillar, Inc.	10,428	864,481
Cummins, Inc.	2,959	420,859
Danaher Corp.	4,735	413,271
Deere & Co.	8,070	731,142
Dover Corp.	2,897	208,729
Eaton Corp. plc	5,280	374,933
EMCOR Group, Inc.	1,989	87,576
Emerson Electric Co.	15,515	898,629
Exelis, Inc.	6,437	155,775
Fastenal Co.	2,640	109,692
Flowserve Corp.	2,515	156,257
Fluor Corp.	6,293	364,994
Fortune Brands Home & Security, Inc.	2,136	98,939
General Dynamics Corp.	6,704	930,381
General Electric Co.	168,192	4,371,310
Harsco Corp.	4,626	76,283
Honeywell International, Inc.	8,842	908,781
Hubbell, Inc., Class B	884	100,599
Illinois Tool Works, Inc.	6,415	634,187
Ingersoll-Rand plc	5,726	384,730
Jacobs Engineering Group, Inc. *	4,523	200,550
Joy Global, Inc.	2,222	98,479
KBR, Inc.	10,718	174,596
Kennametal, Inc.	1,386	48,510
L-3 Communications Holdings, Inc.	4,185	541,665
Lincoln Electric Holdings, Inc.	1,332	91,961
Lockheed Martin Corp.	5,286	1,057,464
Masco Corp.	5,377	140,824
MRC Global, Inc. *	3,053	39,292
Northrop Grumman Corp.	7,391	1,224,763
Orbital ATK, Inc.	1,190	78,873
Oshkosh Corp.	2,431	118,608
Owens Corning	3,347	132,742
PACCAR, Inc.	5,500	352,275
Pall Corp.	1,105	111,395
Parker-Hannifin Corp.	3,308	405,858
Pentair plc	1,393	92,593
Precision Castparts Corp.	1,106	239,228
Quanta Services, Inc. *	3,318	95,492
Raytheon Co.	8,281	900,724
Rockwell Automation, Inc.	1,372	160,579
Rockwell Collins, Inc.	2,223	198,025
Roper Industries, Inc.	663	111,099
Snap-on, Inc.	663	97,613
SPX Corp.	1,327	118,275
Stanley Black & Decker, Inc.	2,446	240,540
Textron, Inc.	5,500	243,705
The Boeing Co.	6,661	1,004,812
The Timken Co.	2,159	91,714
Trinity Industries, Inc.	1,821	61,222
United Rentals, Inc. *	1,346	125,259
See financial notes    15

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
United Technologies Corp.	16,060	1,957,875
W.W. Grainger, Inc.	903	213,930
WESCO International, Inc. *	1,126	78,178
Xylem, Inc.	2,652	94,676
		25,249,679
Commercial & Professional Services 0.8%
Cintas Corp.	2,033	169,715
Equifax, Inc.	1,547	144,443
ManpowerGroup, Inc.	3,324	267,449
Nielsen N.V.	2,130	96,297
Pitney Bowes, Inc.	7,490	173,543
R.R. Donnelley & Sons Co.	13,436	256,225
Republic Services, Inc.	6,178	252,804
Robert Half International, Inc.	3,151	195,236
The ADT Corp.	4,435	173,941
The Dun & Bradstreet Corp.	887	117,510
Tyco International plc	8,023	338,731
Waste Management, Inc.	12,331	671,793
		2,857,687
Consumer Durables & Apparel 1.1%
Coach, Inc.	8,918	388,379
D.R. Horton, Inc.	4,219	115,221
Fossil Group, Inc. *	754	64,852
Garmin Ltd.	2,434	120,799
Harman International Industries, Inc.	733	101,147
Hasbro, Inc.	2,718	169,372
Jarden Corp. *	2,284	121,212
Leggett & Platt, Inc.	4,180	188,309
Mattel, Inc.	7,423	195,373
Mohawk Industries, Inc. *	885	163,150
Newell Rubbermaid, Inc.	4,259	167,336
NIKE, Inc., Class B	9,240	897,389
NVR, Inc. *	96	127,872
PVH Corp.	691	73,612
Ralph Lauren Corp.	1,000	137,410
Tupperware Brands Corp.	996	71,114
VF Corp.	3,786	290,235
Whirlpool Corp.	1,817	385,113
		3,777,895
Consumer Services 1.7%
Apollo Education Group, Inc. *	7,531	208,232
Brinker International, Inc.	1,811	107,682
Carnival Corp.	8,678	381,745
Chipotle Mexican Grill, Inc. *	98	65,167
Darden Restaurants, Inc.	3,960	253,440
DeVry Education Group, Inc.	1,766	64,547
Graham Holdings Co., Class B	124	122,311
H&R Block, Inc.	3,760	128,404
International Game Technology	7,079	126,289
Las Vegas Sands Corp.	2,268	129,049
Marriott International, Inc., Class A	2,139	177,751
McDonald's Corp.	20,962	2,073,142
MGM Resorts International *	3,775	82,031
Royal Caribbean Cruises Ltd.	2,320	177,295
Service Corp. International	4,420	109,837
Starbucks Corp.	5,439	508,465
Security	Number of Shares	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.	2,216	178,011
Wyndham Worldwide Corp.	2,442	223,394
Wynn Resorts Ltd.	928	132,240
Yum! Brands, Inc.	6,269	508,479
		5,757,511
Diversified Financials 3.1%
Ally Financial, Inc. *	5,730	119,069
American Express Co.	11,440	933,390
Ameriprise Financial, Inc.	2,217	296,258
Berkshire Hathaway, Inc., Class B *	17,535	2,584,834
BlackRock, Inc.	838	311,250
Capital One Financial Corp.	9,020	709,964
CME Group, Inc.	3,177	304,770
Discover Financial Services	5,309	323,743
E*TRADE Financial Corp. *	2,645	68,863
Franklin Resources, Inc.	6,509	350,379
Invesco Ltd.	4,009	161,442
Legg Mason, Inc.	3,163	181,145
Leucadia National Corp.	4,426	105,029
McGraw Hill Financial, Inc.	3,891	401,162
Moody's Corp.	1,351	130,966
Morgan Stanley	15,267	546,406
Northern Trust Corp.	2,935	204,951
PHH Corp. *	3,757	91,220
State Street Corp.	4,420	329,069
T. Rowe Price Group, Inc.	3,097	255,812
The Bank of New York Mellon Corp.	12,597	493,047
The Charles Schwab Corp. (a)	7,089	207,991
The Goldman Sachs Group, Inc.	6,830	1,296,266
The NASDAQ OMX Group, Inc.	2,001	100,370
		10,507,396
Energy 13.3%
Alpha Natural Resources, Inc. *(b)	27,646	35,110
Anadarko Petroleum Corp.	6,922	583,040
Apache Corp.	9,353	615,802
Arch Coal, Inc. *(b)	31,900	41,789
Baker Hughes, Inc.	8,401	525,147
Cameron International Corp. *	2,883	135,732
Chesapeake Energy Corp.	16,869	281,375
Chevron Corp.	72,320	7,715,098
Cimarex Energy Co.	716	78,531
ConocoPhillips	63,435	4,135,962
CONSOL Energy, Inc.	3,360	108,192
Denbury Resources, Inc.	5,175	43,470
Devon Energy Corp.	11,028	679,215
Diamond Offshore Drilling, Inc. (b)	3,740	113,808
Dresser-Rand Group, Inc. *	1,414	115,085
Energen Corp.	889	57,465
EOG Resources, Inc.	3,821	342,820
EQT Corp.	884	70,552
Exxon Mobil Corp.	161,526	14,301,512
FMC Technologies, Inc. *	2,420	96,631
Halliburton Co.	13,954	599,185
Helmerich & Payne, Inc.	1,155	77,454
Hess Corp.	10,277	771,597
HollyFrontier Corp.	6,285	276,477
Kinder Morgan, Inc.	6,760	277,228
16    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Marathon Oil Corp.	28,929	805,962
Marathon Petroleum Corp.	9,645	1,012,725
Murphy Oil Corp.	11,054	562,538
Nabors Industries Ltd.	9,299	119,120
National Oilwell Varco, Inc.	7,936	431,322
Newfield Exploration Co. *	3,748	123,796
Noble Energy, Inc.	3,418	161,432
Occidental Petroleum Corp.	16,571	1,290,550
Oceaneering International, Inc.	909	49,568
Oil States International, Inc. *	1,696	73,742
ONEOK, Inc.	3,113	137,781
Patterson-UTI Energy, Inc.	2,523	47,142
Peabody Energy Corp. (b)	18,928	149,531
Phillips 66	30,405	2,385,576
Pioneer Natural Resources Co.	541	82,513
QEP Resources, Inc.	4,273	91,784
Schlumberger Ltd.	15,940	1,341,510
SEACOR Holdings, Inc. *	1,105	80,124
Seadrill Ltd. (b)	12,610	145,393
Southwestern Energy Co. *	3,129	78,475
Spectra Energy Corp.	9,304	330,199
Tesoro Corp.	6,223	571,520
The Williams Cos., Inc.	7,115	348,920
Valero Energy Corp.	29,285	1,806,592
Western Refining, Inc.	1,803	84,921
World Fuel Services Corp.	5,720	313,170
WPX Energy, Inc. *	8,398	90,530
		44,794,713
Food & Staples Retailing 4.5%
Casey's General Stores, Inc.	1,326	116,356
Costco Wholesale Corp.	11,537	1,695,478
CVS Health Corp.	34,884	3,623,401
SUPERVALU, Inc. *	16,764	165,628
Sysco Corp.	20,624	804,130
The Kroger Co.	18,350	1,305,602
United Natural Foods, Inc. *	1,164	96,659
Wal-Mart Stores, Inc.	61,870	5,192,749
Walgreens Boots Alliance, Inc.	23,434	1,946,897
Whole Foods Market, Inc.	5,798	327,529
		15,274,429
Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	32,681	1,839,614
Archer-Daniels-Midland Co.	26,210	1,254,935
Brown-Forman Corp., Class B	1,760	161,374
Bunge Ltd.	9,246	756,138
Campbell Soup Co.	4,020	187,292
Coca-Cola Enterprises, Inc.	6,408	296,050
ConAgra Foods, Inc.	12,320	430,954
Constellation Brands, Inc., Class A *	1,138	130,551
Dr. Pepper Snapple Group, Inc.	4,238	333,912
General Mills, Inc.	11,294	607,504
Hormel Foods Corp.	2,210	129,307
Ingredion, Inc.	1,563	128,494
Kellogg Co.	4,645	299,510
Kraft Foods Group, Inc.	8,830	565,650
Lorillard, Inc.	6,643	454,514
McCormick & Co., Inc. Non-Voting Shares	1,395	105,155
Security	Number of Shares	Value ($)
Mead Johnson Nutrition Co.	1,100	115,236
Molson Coors Brewing Co., Class B	1,999	151,704
Mondelez International, Inc., Class A	31,305	1,156,250
Monster Beverage Corp. *	979	138,156
PepsiCo, Inc.	25,402	2,514,290
Philip Morris International, Inc.	32,013	2,655,798
Reynolds American, Inc.	5,525	417,801
The Coca-Cola Co.	52,650	2,279,745
The Hershey Co.	1,252	129,933
The J.M. Smucker Co.	2,438	281,223
Tyson Foods, Inc., Class A	10,561	436,275
		17,957,365
Health Care Equipment & Services 6.3%
Abbott Laboratories	22,529	1,067,199
Aetna, Inc.	10,174	1,012,822
AmerisourceBergen Corp.	6,916	710,688
Anthem, Inc.	17,286	2,531,535
Baxter International, Inc.	10,286	711,277
Becton Dickinson & Co.	4,100	601,552
Boston Scientific Corp. *	21,589	364,854
C.R. Bard, Inc.	1,344	227,324
Cardinal Health, Inc.	11,585	1,019,364
CareFusion Corp. *	2,873	172,610
Catamaran Corp. *	1,760	87,912
Cigna Corp.	2,891	351,632
Community Health Systems, Inc. *	3,865	187,530
DaVita HealthCare Partners, Inc. *	2,210	164,866
DENTSPLY International, Inc.	1,768	93,722
Express Scripts Holding Co. *	9,079	769,808
HCA Holdings, Inc. *	11,062	791,375
Health Net, Inc. *	5,312	304,643
Henry Schein, Inc. *	1,326	185,706
Humana, Inc.	5,060	831,763
Intuitive Surgical, Inc. *	141	70,500
Laboratory Corp. of America Holdings *	1,578	194,196
LifePoint Hospitals, Inc. *	1,547	111,322
Magellan Health, Inc. *	1,760	112,763
McKesson Corp.	5,837	1,334,922
Medtronic plc	21,503	1,668,418
Omnicare, Inc.	2,707	207,735
Owens & Minor, Inc.	3,740	133,368
Patterson Cos., Inc.	2,210	110,666
Quest Diagnostics, Inc.	4,840	339,478
St. Jude Medical, Inc.	4,721	314,796
Stryker Corp.	4,259	403,540
Tenet Healthcare Corp. *	2,246	103,990
UnitedHealth Group, Inc.	27,222	3,093,236
Universal Health Services, Inc., Class B	1,176	133,300
Varian Medical Systems, Inc. *	1,556	144,661
WellCare Health Plans, Inc. *	1,326	120,414
Zimmer Holdings, Inc.	3,372	405,955
		21,191,442
Household & Personal Products 2.2%
Avon Products, Inc.	20,052	170,643
Church & Dwight Co., Inc.	1,616	137,586
Colgate-Palmolive Co.	12,139	859,684
Energizer Holdings, Inc.	884	118,306
Herbalife Ltd. *(b)	1,870	57,989
See financial notes    17

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Kimberly-Clark Corp.	5,984	656,205
The Clorox Co.	2,225	241,724
The Estee Lauder Cos., Inc., Class A	1,993	164,761
The Procter & Gamble Co.	57,864	4,925,962
		7,332,860
Insurance 3.2%
ACE Ltd.	4,180	476,562
Aflac, Inc.	8,249	513,500
American Financial Group, Inc.	1,626	102,438
American International Group, Inc.	12,149	672,204
Aon plc	3,300	331,188
Arch Capital Group Ltd. *	2,652	156,892
Assurant, Inc.	2,889	177,009
Axis Capital Holdings Ltd.	3,590	186,070
Cincinnati Financial Corp.	2,873	151,579
Everest Re Group Ltd.	896	158,977
FNF Group	4,858	178,386
Genworth Financial, Inc., Class A *	9,540	73,935
HCC Insurance Holdings, Inc.	1,824	101,925
Lincoln National Corp.	3,384	195,054
Loews Corp.	8,437	346,001
Marsh & McLennan Cos., Inc.	6,608	375,929
MetLife, Inc.	10,501	533,766
PartnerRe Ltd.	1,547	177,132
Principal Financial Group, Inc.	3,094	158,320
Prudential Financial, Inc.	6,025	487,121
Reinsurance Group of America, Inc.	1,120	100,027
RenaissanceRe Holdings Ltd.	1,374	140,876
The Allstate Corp.	8,469	597,911
The Chubb Corp.	7,754	778,889
The Hartford Financial Services Group, Inc.	10,405	426,189
The Progressive Corp.	16,575	441,724
The Travelers Cos., Inc.	16,979	1,824,224
Torchmark Corp.	2,652	141,219
Unum Group	6,380	214,113
W.R. Berkley Corp.	2,905	144,989
White Mountains Insurance Group Ltd.	160	106,744
XL Group plc	4,210	152,402
		10,623,295
Materials 3.8%
Air Products & Chemicals, Inc.	3,167	494,495
Airgas, Inc.	1,327	155,551
Albemarle Corp.	1,851	104,711
Alcoa, Inc.	33,474	495,080
Allegheny Technologies, Inc.	3,550	119,493
AptarGroup, Inc.	1,105	72,786
Ashland, Inc.	1,156	147,529
Avery Dennison Corp.	2,492	133,447
Ball Corp.	3,346	239,942
Bemis Co., Inc.	2,679	130,735
Celanese Corp., Series A	2,210	126,213
CF Industries Holdings, Inc.	807	247,128
Cliffs Natural Resources, Inc. (b)	12,707	86,916
Commercial Metals Co.	5,992	90,180
Crown Holdings, Inc. *	1,581	83,793
Domtar Corp.	4,263	192,688
E.I. du Pont de Nemours & Co.	11,880	924,858
Security	Number of Shares	Value ($)
Eastman Chemical Co.	2,448	182,278
Ecolab, Inc.	1,490	172,155
FMC Corp.	1,587	100,632
Freeport-McMoRan, Inc.	34,172	739,140
Huntsman Corp.	4,862	109,201
International Flavors & Fragrances, Inc.	916	111,688
International Paper Co.	10,230	577,074
LyondellBasell Industries N.V., Class A	8,814	757,211
MeadWestvaco Corp.	4,255	225,770
Monsanto Co.	5,182	624,068
Newmont Mining Corp.	22,239	585,553
Nucor Corp.	9,728	457,508
Owens-Illinois, Inc. *	3,984	104,221
Packaging Corp. of America	1,145	94,875
PPG Industries, Inc.	1,785	420,153
Praxair, Inc.	4,203	537,564
Reliance Steel & Aluminum Co.	2,474	141,043
Rock-Tenn Co., Class A	1,614	110,785
RPM International, Inc.	2,210	111,715
Sealed Air Corp.	3,331	156,990
Sigma-Aldrich Corp.	1,426	196,874
Sonoco Products Co.	2,652	124,193
Southern Copper Corp. (b)	3,585	106,725
Steel Dynamics, Inc.	7,293	132,878
The Dow Chemical Co.	20,940	1,031,086
The Mosaic Co.	9,382	499,685
The Sherwin-Williams Co.	681	194,221
The Valspar Corp.	1,184	102,594
United States Steel Corp. (b)	7,155	171,362
Vulcan Materials Co.	1,692	140,436
		12,865,223
Media 3.7%
Cablevision Systems Corp., Class A	8,635	162,165
CBS Corp., Class B Non-Voting Shares	8,824	521,498
Charter Communications, Inc., Class A *	1,193	215,456
Comcast Corp., Class A	32,394	1,923,556
DIRECTV *	14,704	1,302,774
Discovery Communications, Inc., Class A *	4,877	157,527
Discovery Communications, Inc., Class C *	5,954	181,657
DISH Network Corp., Class A *	2,425	181,972
Gannett Co., Inc.	6,667	236,012
News Corp., Class A *	11,149	192,599
Omnicom Group, Inc.	5,280	419,971
Scripps Networks Interactive, Inc., Class A	1,241	89,724
The Interpublic Group of Cos., Inc.	6,000	133,800
The Walt Disney Co.	22,128	2,303,082
Thomson Reuters Corp.	8,140	319,658
Time Warner Cable, Inc.	5,800	893,490
Time Warner, Inc.	20,559	1,682,960
Twenty-First Century Fox, Inc., Class A	24,420	854,700
Viacom, Inc., Class B	9,604	671,704
		12,444,305
Pharmaceuticals, Biotechnology & Life Sciences 5.9%
AbbVie, Inc.	11,297	683,469
Actavis plc *	762	222,016
18    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Agilent Technologies, Inc.	3,988	168,334
Allergan, Inc.	1,329	309,311
Amgen, Inc.	11,948	1,884,439
Biogen Idec, Inc. *	842	344,875
Bristol-Myers Squibb Co.	23,197	1,413,161
Celgene Corp. *	2,996	364,104
Eli Lilly & Co.	17,536	1,230,501
Endo International plc *	1,157	99,039
Gilead Sciences, Inc. *	7,957	823,788
Hospira, Inc. *	2,495	218,412
Johnson & Johnson	38,544	3,951,145
Merck & Co., Inc.	40,356	2,362,440
Mettler-Toledo International, Inc. *	303	95,194
Mylan, Inc. *	3,446	197,542
Pfizer, Inc.	133,243	4,572,900
Thermo Fisher Scientific, Inc.	3,315	430,950
Waters Corp. *	1,109	133,501
Zoetis, Inc.	3,777	174,082
		19,679,203
Real Estate 1.3%
American Capital Agency Corp.	3,461	74,186
American Tower Corp.	1,564	155,055
Annaly Capital Management, Inc.	29,547	313,789
Apartment Investment & Management Co., Class A	3,094	116,582
AvalonBay Communities, Inc.	759	127,770
Boston Properties, Inc.	1,175	161,457
Crown Castle International Corp.	1,558	134,471
Equity Residential	2,752	211,987
General Growth Properties, Inc.	3,556	103,160
HCP, Inc.	4,402	186,469
Health Care REIT, Inc.	1,723	132,860
Hospitality Properties Trust	2,873	88,517
Host Hotels & Resorts, Inc.	6,609	138,789
Iron Mountain, Inc.	4,227	155,342
Kimco Realty Corp.	3,777	99,260
Plum Creek Timber Co., Inc.	2,970	129,017
Prologis, Inc.	2,451	104,682
Public Storage	978	192,881
Rayonier, Inc.	2,513	68,881
Simon Property Group, Inc.	1,938	368,918
The Macerich Co.	1,356	113,429
Ventas, Inc.	2,248	167,409
Vornado Realty Trust	1,989	218,870
Weyerhaeuser Co.	19,858	697,214
		4,260,995
Retailing 5.7%
Aaron's, Inc.	2,657	79,205
Abercrombie & Fitch Co., Class A	3,331	82,409
Advance Auto Parts, Inc.	809	125,338
Amazon.com, Inc. *	1,032	392,325
American Eagle Outfitters, Inc.	11,504	172,215
AutoNation, Inc. *	1,831	112,607
AutoZone, Inc. *	233	149,744
Bed Bath & Beyond, Inc. *	5,792	432,431
Best Buy Co., Inc.	20,108	766,115
Big Lots, Inc.	3,565	170,086
CarMax, Inc. *	2,212	148,447
Security	Number of Shares	Value ($)
Core-Mark Holding Co., Inc.	2,441	171,651
CST Brands, Inc.	6,000	249,780
Dick's Sporting Goods, Inc.	1,828	98,877
Dillard's, Inc., Class A	966	125,735
Dollar General Corp. *	4,878	354,240
Dollar Tree, Inc. *	3,798	302,625
Expedia, Inc.	1,212	111,201
Family Dollar Stores, Inc.	2,204	173,543
Foot Locker, Inc.	3,595	201,931
GameStop Corp., Class A (b)	6,680	246,960
Genuine Parts Co.	3,537	339,835
Guess?, Inc.	3,520	63,747
J.C. Penney Co., Inc. *(b)	36,877	313,455
Kohl's Corp.	11,234	829,069
L Brands, Inc.	4,072	374,054
Liberty Interactive Corp., Class A *	9,039	266,922
Lowe's Cos., Inc.	29,949	2,218,921
Macy's, Inc.	7,951	506,638
Murphy USA, Inc. *	5,348	379,655
Nordstrom, Inc.	3,333	268,073
O'Reilly Automotive, Inc. *	1,295	269,528
PetSmart, Inc.	2,681	222,282
Rent-A-Center, Inc.	3,566	98,422
Ross Stores, Inc.	2,640	279,338
Sears Holdings Corp. *(b)	4,909	184,578
Signet Jewelers Ltd.	1,154	138,342
Staples, Inc.	49,638	832,181
Target Corp.	27,508	2,113,440
The Gap, Inc.	9,284	386,214
The Home Depot, Inc.	24,374	2,796,916
The Priceline Group, Inc. *	106	131,173
The TJX Cos., Inc.	11,707	803,568
Tiffany & Co.	1,356	119,626
Tractor Supply Co.	1,644	144,869
Urban Outfitters, Inc. *	2,651	103,283
Williams-Sonoma, Inc.	1,768	142,236
		18,993,830
Semiconductors & Semiconductor Equipment 2.5%
Altera Corp.	3,105	114,916
Analog Devices, Inc.	4,076	238,609
Applied Materials, Inc.	21,648	542,282
Avago Technologies Ltd.	1,118	142,679
Broadcom Corp., Class A	6,435	291,055
Intel Corp.	129,149	4,294,204
KLA-Tencor Corp.	2,886	187,460
Lam Research Corp.	1,834	151,232
Linear Technology Corp.	2,661	128,220
Marvell Technology Group Ltd.	10,304	166,101
Maxim Integrated Products, Inc.	5,181	178,201
Microchip Technology, Inc.	2,652	135,968
Micron Technology, Inc. *	9,029	276,919
NVIDIA Corp.	6,667	147,074
Texas Instruments, Inc.	19,686	1,157,537
Xilinx, Inc.	3,108	131,686
		8,284,143
Software & Services 6.5%
Accenture plc, Class A	8,473	762,824
Activision Blizzard, Inc.	7,746	180,637
See financial notes    19

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Adobe Systems, Inc. *	3,752	296,783
Alliance Data Systems Corp. *	511	142,319
Amdocs Ltd.	3,346	175,665
AOL, Inc. *	4,925	199,659
Autodesk, Inc. *	1,989	127,773
Automatic Data Processing, Inc.	5,771	512,696
Booz Allen Hamilton Holding Corp.	2,293	68,240
Broadridge Financial Solutions, Inc.	2,210	117,638
CA, Inc.	7,345	238,859
CACI International, Inc., Class A *	882	76,990
Citrix Systems, Inc. *	1,341	85,388
Cognizant Technology Solutions Corp., Class A *	3,621	226,258
Computer Sciences Corp.	4,973	352,685
CoreLogic, Inc. *	4,620	154,031
eBay, Inc. *	10,179	589,466
Electronic Arts, Inc. *	1,994	114,017
Facebook, Inc., Class A *	1,290	101,871
Fidelity National Information Services, Inc.	4,864	328,758
Fiserv, Inc. *	3,566	278,398
Google, Inc., Class A *	1,104	621,143
Google, Inc., Class C *	1,142	637,693
IAC/InterActiveCorp	1,807	121,828
International Business Machines Corp.	25,583	4,142,911
Intuit, Inc.	2,894	282,541
Leidos Holdings, Inc.	3,783	170,311
MasterCard, Inc., Class A	4,862	438,212
Microsoft Corp.	136,254	5,974,738
Oracle Corp.	43,868	1,922,296
Paychex, Inc.	4,206	209,606
Science Applications International Corp.	1,219	66,655
Symantec Corp.	14,528	365,524
Teradata Corp. *	2,684	119,492
The Western Union Co.	16,373	319,601
Total System Services, Inc.	3,315	126,633
Visa, Inc., Class A	1,492	404,794
Xerox Corp.	38,364	523,669
Yahoo! Inc. *	6,220	275,422
		21,854,024
Technology Hardware & Equipment 4.9%
Amphenol Corp., Class A	3,100	175,026
Anixter International, Inc. *	895	70,606
Apple, Inc.	34,835	4,474,904
Arrow Electronics, Inc. *	4,630	286,875
Avnet, Inc.	6,915	316,776
Cisco Systems, Inc.	101,266	2,988,360
Corning, Inc.	21,810	532,164
EMC Corp.	23,358	675,980
Harris Corp.	2,686	208,648
Hewlett-Packard Co.	104,988	3,657,782
Ingram Micro, Inc., Class A *	14,162	349,943
Jabil Circuit, Inc.	9,984	219,348
Juniper Networks, Inc.	9,315	222,722
Lexmark International, Inc., Class A	2,060	87,880
Motorola Solutions, Inc.	4,907	333,382
NetApp, Inc.	2,652	102,500
QUALCOMM, Inc.	11,745	851,630
SanDisk Corp.	1,799	143,794
Security	Number of Shares	Value ($)
SYNNEX Corp.	1,144	87,230
Tech Data Corp. *	4,552	270,844
Vishay Intertechnology, Inc.	6,380	90,851
Western Digital Corp.	2,710	289,916
		16,437,161
Telecommunication Services 3.8%
AT&T, Inc.	204,836	7,079,132
CenturyLink, Inc.	15,739	595,879
Frontier Communications Corp.	43,662	348,423
Sprint Corp. *	36,393	186,332
Telephone & Data Systems, Inc.	5,342	135,900
Verizon Communications, Inc.	82,291	4,069,290
Windstream Holdings, Inc.	27,802	219,358
		12,634,314
Transportation 1.7%
Avis Budget Group, Inc. *	3,171	192,226
C.H. Robinson Worldwide, Inc.	4,620	343,266
CSX Corp.	22,460	770,603
Expeditors International of Washington, Inc.	4,656	224,885
FedEx Corp.	6,203	1,097,807
Hertz Global Holdings, Inc. *	9,308	214,736
J.B. Hunt Transport Services, Inc.	1,105	94,477
Kansas City Southern	643	74,485
Norfolk Southern Corp.	4,852	529,644
Ryder System, Inc.	1,833	172,284
Union Pacific Corp.	10,135	1,218,835
United Parcel Service, Inc., Class B	8,580	872,843
		5,806,091
Utilities 4.3%
AES Corp.	26,925	349,217
AGL Resources, Inc.	1,768	86,826
Alliant Energy Corp.	2,431	154,612
Ameren Corp.	8,207	348,059
American Electric Power Co., Inc.	11,950	688,081
American Water Works Co., Inc.	2,458	132,929
Atmos Energy Corp.	2,652	140,662
Calpine Corp. *	7,064	149,757
CenterPoint Energy, Inc.	10,780	224,116
CMS Energy Corp.	5,552	195,042
Consolidated Edison, Inc.	8,360	527,850
Dominion Resources, Inc.	10,078	726,523
DTE Energy Co.	4,421	362,655
Duke Energy Corp.	10,797	848,104
Edison International	7,389	474,743
Entergy Corp.	7,510	597,120
Eversource Energy	4,069	210,571
Exelon Corp.	29,486	1,000,165
FirstEnergy Corp.	17,823	623,449
Great Plains Energy, Inc.	3,315	88,212
Integrys Energy Group, Inc.	2,668	199,380
MDU Resources Group, Inc.	4,202	93,705
National Fuel Gas Co.	1,394	89,788
NextEra Energy, Inc.	6,888	712,632
NiSource, Inc.	5,994	257,203
NRG Energy, Inc.	8,885	213,062
OGE Energy Corp.	3,357	109,136
20    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pepco Holdings, Inc.	8,246	223,796
PG&E Corp.	12,114	650,885
Pinnacle West Capital Corp.	2,860	183,269
PPL Corp.	12,466	425,091
Public Service Enterprise Group, Inc.	14,608	614,412
SCANA Corp.	3,582	203,995
Sempra Energy	4,036	436,695
TECO Energy, Inc.	7,700	151,151
The Southern Co.	20,162	923,218
UGI Corp.	3,978	135,212
Vectren Corp.	2,029	90,595
Westar Energy, Inc.	2,463	95,688
Wisconsin Energy Corp.	3,403	173,485
Xcel Energy, Inc.	11,737	414,081
		14,325,172
Total Common Stock
(Cost $314,025,661)		334,954,585

Other Investment Companies 0.3% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	207,814	207,814
Securities Lending Collateral 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	700,908	700,908
Total Other Investment Companies
(Cost $908,722)		908,722
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.02%, 03/19/15 (d)(e)	40,000	40,000
Total Short-Term Investment
(Cost $40,000)		40,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $314,950,046 and the unrealized appreciation and depreciation were $26,937,939 and ($5,984,678), respectively, with a net unrealized appreciation of $20,953,261.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $754,549. Non-Cash Collateral pledged to the fund for securities on loan amounted to $87,052.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/20/15	4	420,560	(148)
See financial notes    21

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	173,876,216	186,743,603
0.0%	Rights	14,969	14,969
1.8%	Other Investment Companies	3,408,567	3,408,567
0.0%	Short-Term Investments	31,500	31,500
101.6%	Total Investments	177,331,252	190,198,639
(1.6)%	Other Assets and Liabilities, Net		(3,057,201)
100.0%	Net Assets		187,141,438

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets
Automobiles & Components 1.0%
Cooper Tire & Rubber Co.	10,248	390,039
Drew Industries, Inc. *	2,241	132,197
Gentex Corp.	18,332	323,010
Modine Manufacturing Co. *	6,265	81,194
Standard Motor Products, Inc.	1,611	67,533
Superior Industries International, Inc.	5,978	116,093
Tenneco, Inc. *	3,869	225,330
Thor Industries, Inc.	6,619	408,127
Tower International, Inc. *	2,024	54,790
		1,798,313
Banks 4.6%
Associated Banc-Corp.	14,332	267,149
Astoria Financial Corp.	11,958	156,889
BancorpSouth, Inc.	7,930	177,553
Bank of Hawaii Corp.	4,882	294,189
BankUnited, Inc.	5,817	188,529
BOK Financial Corp.	2,161	127,499
Capitol Federal Financial, Inc.	15,018	186,373
Cathay General Bancorp	4,280	110,552
City National Corp.	2,708	244,722
Commerce Bancshares, Inc.	6,956	288,813
Community Bank System, Inc.	2,213	78,606
Cullen/Frost Bankers, Inc.	3,338	226,316
CVB Financial Corp.	6,105	95,543
East West Bancorp, Inc.	5,979	238,861
EverBank Financial Corp.	4,057	72,945
F.N.B. Corp.	11,645	149,405
First Citizens BancShares, Inc., Class A	499	125,873
Security	Number of Shares	Value ($)
First Financial Bancorp	7,038	122,672
First Financial Bankshares, Inc. (d)	1,790	47,023
First Horizon National Corp.	18,814	268,852
First Niagara Financial Group, Inc.	33,824	299,681
First Republic Bank	4,392	250,344
FirstMerit Corp.	11,590	210,359
Fulton Financial Corp.	17,571	212,609
Glacier Bancorp, Inc.	4,828	117,272
Hancock Holding Co.	4,548	133,120
Iberiabank Corp.	891	56,240
International Bancshares Corp.	5,373	133,035
MB Financial, Inc.	3,715	115,871
National Penn Bancshares, Inc.	6,127	65,743
NBT Bancorp, Inc.	3,841	92,222
Northwest Bancshares, Inc.	12,034	142,182
Old National Bancorp	7,209	101,575
Popular, Inc. *	14,890	513,854
Prosperity Bancshares, Inc.	2,475	128,032
Provident Financial Services, Inc.	5,180	94,276
Signature Bank *	863	106,451
Susquehanna Bancshares, Inc.	14,884	199,594
SVB Financial Group *	1,235	151,782
Synovus Financial Corp.	10,930	305,931
TCF Financial Corp.	18,345	287,833
Trustmark Corp.	7,022	161,857
UMB Financial Corp.	2,233	115,089
Umpqua Holdings Corp.	6,231	103,061
United Bankshares, Inc.	4,274	160,061
Valley National Bancorp	25,746	247,162
Washington Federal, Inc.	8,687	183,469
Webster Financial Corp.	5,794	200,067
Westamerica Bancorp	2,329	100,310
Wintrust Financial Corp.	2,077	97,806
		8,555,252
Capital Goods 11.1%
A.O. Smith Corp.	4,154	261,827
AAR Corp.	7,101	208,769
Actuant Corp., Class A	6,384	162,409
Acuity Brands, Inc.	2,326	368,624
Aegion Corp. *	5,198	94,032
Air Lease Corp.	1,791	68,488
Aircastle Ltd.	10,133	233,768
Albany International Corp., Class A	2,833	106,832
Allegion plc	5,532	319,362
Allison Transmission Holdings, Inc.	5,502	175,074
American Science & Engineering, Inc.	1,020	53,336
Apogee Enterprises, Inc.	3,439	157,678
Applied Industrial Technologies, Inc.	7,216	316,133
Astec Industries, Inc.	3,101	132,630
AZZ, Inc.	1,344	61,044
B/E Aerospace, Inc. *	3,920	249,077
Barnes Group, Inc.	5,378	215,228
Beacon Roofing Supply, Inc. *	6,258	187,865
Briggs & Stratton Corp.	11,956	249,163
Carlisle Cos., Inc.	5,124	476,891
Chart Industries, Inc. *	2,149	75,086
Chicago Bridge & Iron Co. N.V. (d)	6,243	288,177
CIRCOR International, Inc.	1,531	82,169
CLARCOR, Inc.	4,270	281,009
Colfax Corp. *	1,239	65,271
22    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Comfort Systems USA, Inc.	5,771	107,918
Crane Co.	4,411	294,787
Cubic Corp.	2,650	138,515
Curtiss-Wright Corp.	3,905	283,425
DigitalGlobe, Inc. *	3,012	100,149
Donaldson Co., Inc.	9,471	350,806
Dycom Industries, Inc. *	5,178	229,644
Encore Wire Corp.	4,062	151,472
EnerSys	4,344	283,663
Engility Holdings, Inc.	2,848	102,813
EnPro Industries, Inc.	1,512	99,444
ESCO Technologies, Inc.	2,852	109,916
Esterline Technologies Corp. *	2,101	247,603
Franklin Electric Co., Inc.	2,991	109,112
GATX Corp.	5,683	353,767
Generac Holdings, Inc. *	5,093	251,034
General Cable Corp.	21,152	318,126
Graco, Inc.	3,251	246,361
GrafTech International Ltd. *	27,752	108,233
Granite Construction, Inc.	7,771	257,376
Griffon Corp.	5,864	95,700
H&E Equipment Services, Inc.	4,046	99,046
HEICO Corp.	2,219	131,498
Hexcel Corp.	5,057	240,612
Hillenbrand, Inc.	5,288	167,630
Huntington Ingalls Industries, Inc.	3,297	465,965
Hyster-Yale Materials Handling, Inc.	890	58,802
IDEX Corp.	4,406	340,408
ITT Corp.	9,320	382,772
Kaman Corp.	3,337	138,486
Layne Christensen Co. *	11,822	76,843
Lennox International, Inc.	5,017	523,072
Lindsay Corp. (d)	735	64,371
Masonite International Corp. *	1,984	121,699
MasTec, Inc. *	6,047	133,457
Meritor, Inc. *	8,257	117,993
Moog, Inc., Class A *	3,807	287,276
MSC Industrial Direct Co., Inc., Class A	3,972	289,916
Mueller Industries, Inc.	11,834	411,942
Mueller Water Products, Inc., Class A	13,580	124,393
MYR Group, Inc. *	2,377	65,700
Navistar International Corp. *	6,501	189,244
Nordson Corp.	3,516	270,486
Polypore International, Inc. *	2,816	166,961
Quanex Building Products Corp.	6,987	136,875
Raven Industries, Inc.	3,256	67,855
RBC Bearings, Inc.	912	56,590
Regal-Beloit Corp.	4,928	384,088
Rexnord Corp. *	2,832	78,078
Rush Enterprises, Inc., Class A *	3,956	110,491
Simpson Manufacturing Co., Inc.	4,341	157,144
Spirit AeroSystems Holdings, Inc., Class A *	10,785	530,730
Standex International Corp.	793	57,493
TAL International Group, Inc. *	3,684	153,733
Teledyne Technologies, Inc. *	2,612	263,368
Tennant Co.	1,642	107,338
Terex Corp.	13,225	362,497
The Babcock & Wilcox Co.	9,311	289,013
The Greenbrier Cos., Inc. (d)	1,873	110,076
The Manitowoc Co., Inc.	10,493	232,210
The Middleby Corp. *	1,518	161,834
Security	Number of Shares	Value ($)
The Toro Co.	5,420	366,663
Titan International, Inc.	7,032	70,179
TransDigm Group, Inc.	1,837	398,372
TriMas Corp. *	2,941	88,112
Triumph Group, Inc.	4,718	282,089
Tutor Perini Corp. *	10,394	241,868
Universal Forest Products, Inc.	5,540	299,437
Valmont Industries, Inc. (d)	2,352	293,177
WABCO Holdings, Inc. *	3,337	389,862
Wabtec Corp.	3,559	337,714
Watsco, Inc.	3,005	352,306
Watts Water Technologies, Inc., Class A	3,209	176,431
Woodward, Inc.	5,557	269,792
		20,823,793
Commercial & Professional Services 5.3%
ABM Industries, Inc.	13,216	410,885
ACCO Brands Corp. *	10,302	78,398
Brady Corp., Class A	9,944	268,090
Clean Harbors, Inc. *	4,116	229,220
Copart, Inc. *	11,651	435,980
Covanta Holding Corp.	14,421	312,503
Deluxe Corp.	5,040	335,412
FTI Consulting, Inc. *	9,032	333,010
G&K Services, Inc., Class A	3,050	219,570
Healthcare Services Group, Inc.	5,461	183,326
Herman Miller, Inc.	5,810	179,936
HNI Corp.	6,634	338,334
Huron Consulting Group, Inc. *	1,386	92,377
ICF International, Inc. *	2,833	118,703
IHS, Inc., Class A *	1,610	189,223
Insperity, Inc.	4,472	231,650
Interface, Inc.	6,359	128,388
KAR Auction Services, Inc.	7,589	276,771
Kelly Services, Inc., Class A	15,874	274,779
Kforce, Inc.	5,979	141,104
Kimball International, Inc., Class B	8,231	78,606
Knoll, Inc.	6,653	141,243
Korn/Ferry International *	3,611	110,497
Matthews International Corp., Class A	3,904	188,836
McGrath RentCorp	3,085	98,689
Mobile Mini, Inc.	1,538	63,812
MSA Safety, Inc.	2,459	124,376
Navigant Consulting, Inc. *	7,930	110,941
On Assignment, Inc. *	1,763	67,364
Quad/Graphics, Inc.	11,783	276,076
Resources Connection, Inc.	9,673	171,406
Rollins, Inc.	3,477	116,619
Steelcase, Inc., Class A	20,041	375,168
Stericycle, Inc. *	2,815	379,941
Team, Inc. *	1,376	52,838
Tetra Tech, Inc.	7,697	195,735
The Brink's Co.	10,416	293,106
The Corporate Executive Board Co.	1,868	146,096
Towers Watson & Co., Class A	3,244	426,586
TrueBlue, Inc. *	6,499	149,542
UniFirst Corp.	1,598	189,890
United Stationers, Inc.	10,026	404,950
Verisk Analytics, Inc., Class A *	5,620	403,572
Viad Corp.	5,438	144,433
See financial notes    23

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Waste Connections, Inc.	6,062	284,732
West Corp.	2,644	90,293
		9,863,006
Consumer Durables & Apparel 2.9%
Arctic Cat, Inc.	2,238	81,597
Brunswick Corp.	2,382	129,200
Callaway Golf Co.	13,064	117,445
Carter's, Inc.	3,589	318,595
Columbia Sportswear Co.	3,154	176,277
Crocs, Inc. *	9,419	105,022
Deckers Outdoor Corp. *	2,937	218,043
Ethan Allen Interiors, Inc.	4,028	108,071
G-III Apparel Group Ltd. *	1,409	148,269
Hanesbrands, Inc.	3,711	473,301
Helen of Troy Ltd. *	2,274	174,234
Iconix Brand Group, Inc. *	1,602	54,099
JAKKS Pacific, Inc. *(d)	14,054	93,600
KB Home (d)	5,751	80,226
La-Z-Boy, Inc.	6,624	165,269
Lennar Corp., Class A	5,556	278,967
M.D.C Holdings, Inc.	4,952	134,595
Meritage Homes Corp. *	2,369	105,444
Michael Kors Holdings Ltd. *	2,382	160,571
Oxford Industries, Inc.	912	50,187
Polaris Industries, Inc.	2,835	434,691
PulteGroup, Inc.	13,009	293,483
Quiksilver, Inc. *	52,038	109,280
Skechers U.S.A., Inc., Class A *	3,297	224,658
Steven Madden Ltd. *	3,833	139,943
Sturm Ruger & Co., Inc. (d)	1,403	72,900
Tempur Sealy International, Inc. *	5,506	316,650
Toll Brothers, Inc. *	5,515	211,280
Under Armour, Inc., Class A *	2,689	207,080
Wolverine World Wide, Inc.	8,313	254,045
		5,437,022
Consumer Services 4.6%
Aramark	3,067	97,071
Bob Evans Farms, Inc.	6,606	386,980
Boyd Gaming Corp. *	13,555	187,195
Buffalo Wild Wings, Inc. *	717	137,033
Capella Education Co.	1,856	120,306
Career Education Corp. *	53,270	284,462
Choice Hotels International, Inc.	3,303	209,641
Churchill Downs, Inc.	625	68,650
Cracker Barrel Old Country Store, Inc.	1,876	283,332
DineEquity, Inc.	1,476	160,190
Domino's Pizza, Inc.	2,985	303,067
Dunkin' Brands Group, Inc.	3,563	166,962
Hilton Worldwide Holdings, Inc. *	2,998	84,753
Houghton Mifflin Harcourt Co. *	4,328	85,608
Hyatt Hotels Corp., Class A *	2,614	158,252
International Speedway Corp., Class A	4,406	136,718
ITT Educational Services, Inc. *(d)	27,226	201,472
Jack in the Box, Inc.	4,665	451,059
Life Time Fitness, Inc. *	3,565	206,057
Marriott Vacations Worldwide Corp.	2,689	204,525
Norwegian Cruise Line Holdings Ltd. *	2,456	121,130
Panera Bread Co., Class A *	1,718	277,337
Security	Number of Shares	Value ($)
Papa John's International, Inc.	3,222	199,249
Penn National Gaming, Inc. *	13,372	217,830
Pinnacle Entertainment, Inc. *	4,784	123,140
Red Robin Gourmet Burgers, Inc. *	2,074	173,117
Regis Corp. *	16,623	266,633
Restaurant Brands International, Inc.	13,786	609,755
Ruby Tuesday, Inc. *	24,168	159,025
Scientific Games Corp., Class A *	6,298	85,086
SeaWorld Entertainment, Inc.	12,691	237,829
Six Flags Entertainment Corp.	3,918	177,446
Sonic Corp.	5,189	164,958
Sotheby's	3,538	155,495
Steiner Leisure Ltd. *	2,385	109,996
Strayer Education, Inc. *	4,539	276,289
Texas Roadhouse, Inc.	7,116	267,846
The Cheesecake Factory, Inc.	7,365	349,985
The Wendy's Co.	38,922	431,645
Vail Resorts, Inc.	2,616	229,711
Weight Watchers International, Inc. *(d)	13,499	152,944
		8,719,779
Diversified Financials 3.3%
Affiliated Managers Group, Inc. *	1,232	266,629
BGC Partners, Inc., Class A	10,300	93,524
Cash America International, Inc.	6,413	138,393
CBOE Holdings, Inc.	4,072	244,442
Eaton Vance Corp.	10,739	452,112
Ezcorp, Inc., Class A *	12,337	128,798
Federated Investors, Inc., Class B	14,363	472,974
First Cash Financial Services, Inc. *	2,075	99,890
Greenhill & Co., Inc.	3,463	134,053
Intercontinental Exchange, Inc.	1,752	412,351
Investment Technology Group, Inc. *	6,231	140,322
Janus Capital Group, Inc.	17,622	290,411
Lazard Ltd., Class A	3,928	199,857
LPL Financial Holdings, Inc.	5,917	265,437
MSCI, Inc.	5,002	280,662
Nelnet, Inc., Class A	2,329	108,578
PRA Group, Inc. *	1,238	62,011
Raymond James Financial, Inc.	6,023	344,094
Santander Consumer USA Holdings, Inc.	9,108	205,203
SEI Investments Co.	10,533	453,340
SLM Corp.	37,627	356,328
Stifel Financial Corp. *	2,329	127,559
TD Ameritrade Holding Corp.	11,746	426,027
Waddell & Reed Financial, Inc., Class A	5,753	284,543
World Acceptance Corp. *(d)	1,833	150,508
		6,138,046
Energy 4.2%
Alon USA Energy, Inc.	4,771	66,508
Atwood Oceanics, Inc.	4,825	149,623
Basic Energy Services, Inc. *	6,643	49,424
Bill Barrett Corp. *	11,663	117,097
Bristow Group, Inc.	3,321	205,703
C&J Energy Services, Inc. *	3,222	43,916
Cabot Oil & Gas Corp.	8,570	248,530
CARBO Ceramics, Inc. (d)	2,131	77,654
Cloud Peak Energy, Inc. *	14,321	118,721
24    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Comstock Resources, Inc. (d)	8,447	43,924
Concho Resources, Inc. *	2,364	257,487
Continental Resources, Inc. *	1,112	49,473
CVR Energy, Inc. (d)	1,532	64,329
Delek US Holdings, Inc.	10,882	405,681
Dril-Quip, Inc. *	1,858	135,002
Energy XXI Ltd. (d)	23,013	109,312
EXCO Resources, Inc. (d)	33,848	71,081
Exterran Holdings, Inc.	8,562	278,008
Forum Energy Technologies, Inc. *	3,197	62,437
Frontline Ltd. *(d)	127,275	319,460
Golar LNG Ltd.	1,274	39,519
Green Plains, Inc.	4,178	97,138
Gulfmark Offshore, Inc., Class A	2,351	38,650
Helix Energy Solutions Group, Inc. *	11,656	179,969
Hercules Offshore, Inc. *(d)	58,595	26,368
Hornbeck Offshore Services, Inc. *	2,567	53,548
ION Geophysical Corp. *	28,389	64,727
Key Energy Services, Inc. *	63,237	129,636
Matrix Service Co. *	3,337	62,068
McDermott International, Inc. *	79,094	197,735
Newpark Resources, Inc. *	12,267	116,168
Nordic American Tankers Ltd.	11,608	118,750
North Atlantic Drilling Ltd. (d)	26,909	43,323
Parker Drilling Co. *	27,593	85,262
PBF Energy, Inc., Class A	3,539	110,311
PDC Energy, Inc. *	2,148	111,009
Penn Virginia Corp. *(d)	12,276	81,513
Pioneer Energy Services Corp. *	10,570	56,232
Range Resources Corp.	4,350	215,499
Rosetta Resources, Inc. *	3,077	54,555
Rowan Cos. plc, Class A	15,170	327,824
RPC, Inc.	5,250	70,560
SandRidge Energy, Inc. *(d)	63,470	112,342
SemGroup Corp., Class A	3,564	275,533
Ship Finance International Ltd.	7,699	123,261
SM Energy Co.	5,328	258,515
Stone Energy Corp. *	7,401	125,373
Superior Energy Services, Inc.	13,559	303,450
Swift Energy Co. *(d)	20,793	65,082
Targa Resources Corp.	2,093	208,421
Teekay Corp.	5,012	221,731
TETRA Technologies, Inc. *	15,278	91,210
Tidewater, Inc.	9,079	256,028
Ultra Petroleum Corp. *(d)	6,889	112,084
Unit Corp. *	6,363	194,326
W&T Offshore, Inc.	11,423	68,195
Whiting Petroleum Corp. *	7,015	237,317
		7,806,602
Food & Staples Retailing 1.0%
Ingles Markets, Inc., Class A	4,165	180,095
PriceSmart, Inc.	1,233	97,949
Rite Aid Corp. *	37,002	295,276
Roundy's, Inc. *	28,865	117,481
SpartanNash Co.	7,490	198,859
The Andersons, Inc.	4,155	183,942
The Fresh Market, Inc. *	3,300	125,598
The Pantry, Inc. *	16,510	605,917
		1,805,117
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 2.3%
B&G Foods, Inc.	3,725	106,721
Cal-Maine Foods, Inc. (d)	3,303	124,292
Darling Ingredients, Inc. *	10,250	178,555
Dean Foods Co.	23,804	383,721
Flowers Foods, Inc.	17,677	382,530
Fresh Del Monte Produce, Inc.	10,736	378,015
J&J Snack Foods Corp.	1,255	126,993
Keurig Green Mountain, Inc.	2,031	259,115
Lancaster Colony Corp.	2,203	201,354
Pilgrim's Pride Corp. (d)	3,373	92,521
Pinnacle Foods, Inc.	2,105	76,412
Post Holdings, Inc. *	4,410	218,207
Sanderson Farms, Inc. (d)	2,833	241,400
Seaboard Corp. *	55	220,550
Snyder's-Lance, Inc.	4,805	148,234
The Hain Celestial Group, Inc. *	3,057	191,154
The WhiteWave Foods Co. *	6,129	250,983
TreeHouse Foods, Inc. *	2,806	234,469
Universal Corp.	8,103	388,215
Vector Group Ltd.	6,887	158,745
		4,362,186
Health Care Equipment & Services 5.6%
Air Methods Corp. *	1,617	85,685
Alere, Inc. *	7,362	334,750
Align Technology, Inc. *	1,170	67,100
Allscripts Healthcare Solutions, Inc. *	11,865	142,439
Amedisys, Inc. *	11,124	335,611
Amsurg Corp. *	3,087	185,529
Analogic Corp.	1,386	120,111
BioScrip, Inc. *	8,477	51,794
Brookdale Senior Living, Inc. *	7,368	276,374
Centene Corp. *	9,928	610,175
Cerner Corp. *	7,119	512,995
Chemed Corp.	2,899	337,676
CONMED Corp.	2,605	133,637
Edwards Lifesciences Corp. *	3,298	438,700
Envision Healthcare Holdings, Inc. *	2,257	82,651
Greatbatch, Inc. *	2,081	110,584
Haemonetics Corp. *	4,439	197,358
Hanger, Inc. *	3,908	101,178
HealthSouth Corp.	5,164	224,427
Healthways, Inc. *	6,543	146,432
Hill-Rom Holdings, Inc.	7,233	346,605
Hologic, Inc. *	13,020	421,588
IDEXX Laboratories, Inc. *	2,648	415,286
Integra LifeSciences Holdings Corp. *	1,757	105,438
Invacare Corp.	11,644	220,887
Kindred Healthcare, Inc.	18,752	397,917
Masimo Corp. *	4,775	140,719
MEDNAX, Inc. *	5,502	393,228
Molina Healthcare, Inc. *	5,350	340,742
Orthofix International N.V. *	2,028	65,768
PharMerica Corp. *	7,826	195,650
Quality Systems, Inc.	5,297	92,062
ResMed, Inc.	7,167	461,268
Select Medical Holdings Corp.	11,165	151,397
Sirona Dental Systems, Inc. *	2,324	211,066
STERIS Corp.	5,966	384,926
See financial notes    25

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Team Health Holdings, Inc. *	1,024	60,692
Teleflex, Inc.	3,189	388,069
The Cooper Cos., Inc.	1,830	300,065
The Ensign Group, Inc.	1,420	62,579
Thoratec Corp. *	2,859	116,419
Triple-S Management Corp., Class B *	6,042	113,892
VCA, Inc. *	6,318	336,623
West Pharmaceutical Services, Inc.	4,154	227,307
		10,445,399
Household & Personal Products 0.3%
Elizabeth Arden, Inc. *(d)	4,895	81,991
Nu Skin Enterprises, Inc., Class A (d)	6,280	340,250
Spectrum Brands Holdings, Inc.	1,517	142,113
WD-40 Co.	1,226	99,551
		663,905
Insurance 4.8%
Alleghany Corp. *	662	312,821
Allied World Assurance Co. Holdings AG	11,138	450,532
American Equity Investment Life Holding Co.	6,105	173,931
Argo Group International Holdings Ltd.	3,671	175,863
Arthur J. Gallagher & Co.	8,968	421,406
Aspen Insurance Holdings Ltd.	9,186	421,178
Assured Guaranty Ltd.	11,104	294,478
Brown & Brown, Inc.	7,854	252,428
CNO Financial Group, Inc.	23,729	385,834
Employers Holdings, Inc.	4,707	111,038
Endurance Specialty Holdings Ltd.	8,458	537,675
First American Financial Corp.	14,696	514,801
Horace Mann Educators Corp.	3,463	111,612
Infinity Property & Casualty Corp.	2,403	186,353
Kemper Corp.	10,027	368,994
Markel Corp. *	446	332,466
Mercury General Corp.	4,492	244,949
Montpelier Re Holdings Ltd.	4,045	145,782
Old Republic International Corp.	27,880	422,661
Platinum Underwriters Holdings Ltd.	6,877	525,059
Primerica, Inc.	8,691	458,363
ProAssurance Corp.	5,213	234,533
RLI Corp.	5,044	244,079
Safety Insurance Group, Inc.	2,074	121,329
Selective Insurance Group, Inc.	6,137	167,110
StanCorp Financial Group, Inc.	5,305	350,979
Stewart Information Services Corp.	3,339	125,647
Symetra Financial Corp.	5,160	116,513
The Hanover Insurance Group, Inc.	5,081	356,889
Validus Holdings Ltd.	9,951	414,360
		8,979,663
Materials 5.7%
A. Schulman, Inc.	5,780	246,112
AK Steel Holding Corp. *(d)	29,783	131,641
Axiall Corp.	5,425	251,232
Berry Plastics Group, Inc. *	4,352	149,317
Boise Cascade Co. *	2,347	83,577
Cabot Corp.	7,722	348,417
Calgon Carbon Corp. *	3,081	63,561
Security	Number of Shares	Value ($)
Carpenter Technology Corp.	4,523	191,594
Century Aluminum Co. *	6,742	127,896
Chemtura Corp. *	12,601	330,776
Clearwater Paper Corp. *	2,258	137,874
Coeur Mining, Inc. *	24,780	144,715
Compass Minerals International, Inc.	2,820	255,689
Cytec Industries, Inc.	8,120	426,544
Eagle Materials, Inc.	1,408	110,528
Ferro Corp. *	11,850	151,088
Globe Specialty Metals, Inc.	3,177	52,897
Graphic Packaging Holding Co. *	30,453	459,536
Greif, Inc., Class A	6,019	264,836
H.B. Fuller Co.	5,714	255,416
Hecla Mining Co.	38,066	126,379
Innophos Holdings, Inc.	3,294	184,892
Innospec, Inc.	2,813	124,250
Intrepid Potash, Inc. *	4,424	62,467
Kaiser Aluminum Corp.	2,959	223,553
KapStone Paper & Packaging Corp.	3,911	134,773
Koppers Holdings, Inc.	3,497	56,372
Kraton Performance Polymers, Inc. *	6,352	128,183
Louisiana-Pacific Corp. *	7,617	128,194
LSB Industries, Inc. *	1,885	70,838
Martin Marietta Materials, Inc.	3,245	461,861
Materion Corp.	3,926	143,770
Minerals Technologies, Inc.	3,348	245,174
Myers Industries, Inc.	4,691	93,351
NewMarket Corp.	702	330,712
Olin Corp.	11,617	325,741
OM Group, Inc.	5,598	161,166
P.H. Glatfelter Co.	7,590	185,955
PolyOne Corp.	5,414	215,152
Quaker Chemical Corp.	779	63,239
Resolute Forest Products, Inc. *	24,235	442,046
RTI International Metals, Inc. *	3,125	87,094
Schnitzer Steel Industries, Inc., Class A	15,938	250,227
Schweitzer-Mauduit International, Inc.	3,432	160,686
Sensient Technologies Corp.	4,989	317,350
Silgan Holdings, Inc.	5,856	336,193
Stepan Co.	3,225	132,483
Stillwater Mining Co. *	7,821	113,405
SunCoke Energy, Inc.	6,833	124,702
The Scotts Miracle-Gro Co., Class A	4,936	323,357
Tredegar Corp.	4,548	93,507
Tronox Ltd., Class A	4,459	96,493
W.R. Grace & Co. *	2,143	212,478
Walter Energy, Inc. (d)	85,895	82,889
Westlake Chemical Corp.	2,074	138,460
Worthington Industries, Inc.	5,883	158,841
		10,719,479
Media 2.1%
AMC Networks, Inc., Class A *	1,900	136,838
Central European Media Enterprises Ltd., Class A *	25,910	73,325
Cinemark Holdings, Inc.	11,514	468,850
Dex Media, Inc. *(d)	32,262	217,768
DreamWorks Animation SKG, Inc., Class A *(d)	8,938	191,362
John Wiley & Sons, Inc., Class A	4,192	271,055
Liberty Media Corp., Class A *	3,711	143,115
26    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Liberty Media Corp., Class C *	4,405	170,033
Lions Gate Entertainment Corp.	4,347	141,669
Live Nation Entertainment, Inc. *	9,326	238,652
Loral Space & Communications, Inc. *	1,972	140,268
Meredith Corp.	5,196	278,713
Morningstar, Inc.	861	64,274
National CineMedia, Inc.	8,357	127,361
Regal Entertainment Group, Class A (d)	13,320	314,885
Scholastic Corp.	7,965	294,785
Sinclair Broadcast Group, Inc., Class A (d)	4,930	135,378
Sirius XM Holdings, Inc. *	55,590	216,245
The Madison Square Garden Co., Class A *	2,319	181,694
The New York Times Co., Class A	15,285	213,837
		4,020,107
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Alexion Pharmaceuticals, Inc. *	807	145,559
Bio-Rad Laboratories, Inc., Class A *	1,980	251,816
Bio-Techne Corp.	1,957	190,866
Bruker Corp. *	4,910	93,437
Charles River Laboratories International, Inc. *	6,165	472,671
Illumina, Inc. *	1,178	230,252
Impax Laboratories, Inc. *	5,504	221,756
Mallinckrodt plc *	3,585	418,441
Myriad Genetics, Inc. *(d)	3,711	126,434
PAREXEL International Corp. *	2,739	176,556
PDL BioPharma, Inc. (d)	21,526	150,252
PerkinElmer, Inc.	7,511	353,017
Perrigo Co., plc	2,713	419,077
QIAGEN N.V. *	10,821	273,338
Quintiles Transnational Holdings, Inc. *	1,110	72,128
United Therapeutics Corp. *	1,098	170,245
		3,765,845
Real Estate 9.4%
AG Mortgage Investment Trust, Inc.	3,344	62,901
Alexandria Real Estate Equities, Inc.	3,265	313,146
American Campus Communities, Inc.	4,581	189,058
American Capital Mortgage Investment Corp.	6,638	122,471
Anworth Mortgage Asset Corp.	26,972	141,064
Ashford Hospitality Trust, Inc.	8,837	94,114
BioMed Realty Trust, Inc.	10,259	228,160
Brandywine Realty Trust	15,289	242,331
Camden Property Trust	4,532	329,884
Capstead Mortgage Corp.	13,217	158,208
CBL & Associates Properties, Inc.	15,066	301,621
CBRE Group, Inc., Class A *	10,393	356,064
Chimera Investment Corp.	60,051	192,764
Columbia Property Trust, Inc.	9,036	233,942
Corporate Office Properties Trust	8,434	247,960
Corrections Corp. of America	12,368	493,360
Cousins Properties, Inc.	6,725	72,159
CYS Investments, Inc.	18,428	167,511
DCT Industrial Trust, Inc.	4,336	156,443
DDR Corp.	13,842	262,167
Security	Number of Shares	Value ($)
DiamondRock Hospitality Co.	12,208	176,772
Digital Realty Trust, Inc.	6,748	447,932
Douglas Emmett, Inc.	7,491	216,265
Duke Realty Corp.	22,192	474,021
EastGroup Properties, Inc.	1,592	100,296
EPR Properties	3,423	208,837
Equity Commonwealth *	12,210	322,955
Equity LifeStyle Properties, Inc.	2,581	139,038
Equity One, Inc.	2,485	66,548
Essex Property Trust, Inc.	1,628	362,116
Extra Space Storage, Inc.	2,456	161,556
Federal Realty Investment Trust	2,761	392,145
Franklin Street Properties Corp.	4,697	59,323
Government Properties Income Trust	2,951	69,024
Hatteras Financial Corp.	10,566	193,886
Healthcare Realty Trust, Inc.	5,792	165,304
Healthcare Trust of America, Inc., Class A	2,638	73,205
Hersha Hospitality Trust	8,946	60,028
Highwoods Properties, Inc.	5,735	261,573
Home Properties, Inc.	3,459	230,957
Inland Real Estate Corp.	7,239	77,457
Invesco Mortgage Capital, Inc.	10,437	166,679
Investors Real Estate Trust	7,212	55,244
iStar Financial, Inc. *	12,010	159,133
Jones Lang LaSalle, Inc.	3,088	497,940
Kilroy Realty Corp.	2,959	218,877
Lamar Advertising Co., Class A	5,130	298,053
LaSalle Hotel Properties	4,910	191,097
Lexington Realty Trust	15,860	171,764
Liberty Property Trust	10,991	409,085
Mack-Cali Realty Corp.	17,383	326,974
Medical Properties Trust, Inc.	5,007	75,806
MFA Financial, Inc.	35,067	279,133
Mid-America Apartment Communities, Inc.	2,572	186,393
National Retail Properties, Inc.	4,758	191,462
NorthStar Realty Finance Corp.	5,188	99,713
Omega Healthcare Investors, Inc.	4,291	171,897
Pennsylvania Real Estate Investment Trust	6,110	139,186
PennyMac Mortgage Investment Trust	3,842	82,372
Piedmont Office Realty Trust, Inc., Class A	20,827	381,759
Post Properties, Inc.	2,085	118,574
Potlatch Corp.	3,855	153,930
PS Business Parks, Inc.	1,149	95,574
Realty Income Corp.	5,443	272,477
Redwood Trust, Inc.	8,434	161,258
Regency Centers Corp.	5,326	349,545
Retail Properties of America, Inc., Class A	14,560	230,485
RLJ Lodging Trust	5,246	166,875
Ryman Hospitality Properties, Inc.	2,140	128,614
Sabra Health Care REIT, Inc.	5,169	168,975
Senior Housing Properties Trust	11,170	249,650
SL Green Realty Corp.	2,826	358,704
Sovran Self Storage, Inc.	1,487	136,834
Starwood Property Trust, Inc.	6,153	150,133
Sun Communities, Inc.	2,010	135,856
Sunstone Hotel Investors, Inc.	8,907	155,427
Tanger Factory Outlet Centers, Inc.	3,987	141,339
See financial notes    27

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Taubman Centers, Inc.	2,833	204,939
The Geo Group, Inc.	4,784	206,430
Two Harbors Investment Corp.	8,553	89,293
UDR, Inc.	12,777	408,097
Washington Real Estate Investment Trust	6,954	197,076
Weingarten Realty Investors	9,563	346,372
WP Carey, Inc.	2,492	170,901
		17,524,491
Retailing 5.9%
Aeropostale, Inc. *	90,768	365,795
ANN, Inc. *	8,580	308,108
Asbury Automotive Group, Inc. *	3,006	236,482
Ascena Retail Group, Inc. *	17,275	231,485
Barnes & Noble, Inc. *	11,167	278,058
Brown Shoe Co., Inc.	7,447	223,410
Burlington Stores, Inc. *	3,710	206,165
Cabela's, Inc. *	2,604	141,762
Chico's FAS, Inc.	26,485	482,822
DSW, Inc., Class A	8,184	308,455
Express, Inc. *	14,396	198,953
Five Below, Inc. *	1,663	52,775
Fred's, Inc., Class A	15,955	298,039
Genesco, Inc. *	3,332	244,669
GNC Holdings, Inc., Class A	7,733	371,880
Group 1 Automotive, Inc.	4,915	399,786
hhgregg, Inc. *(d)	12,780	81,792
Hibbett Sports, Inc. *	2,750	134,503
HSN, Inc.	3,483	235,346
Lithia Motors, Inc., Class A	1,890	178,529
LKQ Corp. *	13,140	322,915
Lumber Liquidators Holdings, Inc. *(d)	1,299	67,366
Monro Muffler Brake, Inc.	2,077	131,349
Netflix, Inc. *	744	353,333
Nutrisystem, Inc.	8,542	147,008
Office Depot, Inc. *	74,863	701,466
Outerwall, Inc. (d)	3,337	215,303
Penske Automotive Group, Inc.	6,483	319,806
Pier 1 Imports, Inc.	11,842	142,815
Pool Corp.	3,489	241,334
Sally Beauty Holdings, Inc. *	7,039	235,947
Sears Hometown & Outlet Stores, Inc. *	9,294	123,517
Select Comfort Corp. *	4,880	156,648
Sonic Automotive, Inc., Class A	10,760	266,095
Stage Stores, Inc.	10,316	220,969
Stein Mart, Inc.	4,573	75,180
The Bon-Ton Stores, Inc. (d)	9,423	52,298
The Buckle, Inc. (d)	4,813	242,094
The Cato Corp., Class A	5,300	235,002
The Children's Place, Inc.	6,106	347,981
The Finish Line, Inc., Class A	8,734	213,808
The Men's Wearhouse, Inc.	8,388	420,994
The Pep Boys-Manny, Moe & Jack *	15,028	133,449
TripAdvisor, Inc. *	1,170	104,423
Tuesday Morning Corp. *	4,171	79,166
Ulta Salon, Cosmetics & Fragrance, Inc. *	2,326	327,408
Vitamin Shoppe, Inc. *	2,863	121,391
		10,977,879
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.0%
Advanced Energy Industries, Inc. *	3,219	85,690
Advanced Micro Devices, Inc. *(d)	94,712	294,554
Amkor Technology, Inc. *	19,889	193,520
Atmel Corp. *	45,190	376,885
Brooks Automation, Inc.	11,283	135,396
Cabot Microelectronics Corp. *	3,718	192,630
Cirrus Logic, Inc. *	6,602	198,786
Cree, Inc. *(d)	4,445	174,511
Cypress Semiconductor Corp. *(d)	28,109	414,608
Diodes, Inc. *	3,492	99,487
Entegris, Inc. *	10,785	144,627
Fairchild Semiconductor International, Inc. *	18,842	328,604
First Solar, Inc. *	6,267	374,422
Freescale Semiconductor Ltd. *	3,704	133,751
Integrated Device Technology, Inc. *	10,872	224,398
Intersil Corp., Class A	18,124	282,553
Micrel, Inc.	7,450	111,228
Microsemi Corp. *	4,326	139,470
MKS Instruments, Inc.	5,865	207,386
OmniVision Technologies, Inc. *	5,510	147,723
ON Semiconductor Corp. *	36,481	465,133
Photronics, Inc. *	11,771	97,817
PMC-Sierra, Inc. *	17,246	163,837
Power Integrations, Inc.	1,047	57,438
Qorvo, Inc. *	7,404	513,838
Silicon Laboratories, Inc. *	5,328	269,810
Skyworks Solutions, Inc.	5,285	463,759
Spansion, Inc., Class A *	6,046	218,140
SunEdison, Inc. *	13,233	292,979
Synaptics, Inc. *	1,980	170,181
Teradyne, Inc.	14,076	271,948
Tessera Technologies, Inc.	3,345	134,001
Veeco Instruments, Inc. *	4,148	126,472
		7,505,582
Software & Services 5.7%
ACI Worldwide, Inc. *	3,232	64,155
Acxiom Corp. *	9,660	193,200
Akamai Technologies, Inc. *	6,874	477,812
ANSYS, Inc. *	2,378	204,437
Cadence Design Systems, Inc. *	5,671	104,091
Cimpress N.V. *	3,440	287,240
Convergys Corp.	21,148	472,658
CSG Systems International, Inc.	4,886	146,140
DST Systems, Inc.	4,487	476,923
EarthLink Holdings Corp.	61,677	263,361
Equinix, Inc.	1,280	286,944
Euronet Worldwide, Inc. *	2,707	152,946
FactSet Research Systems, Inc.	2,208	343,454
Fair Isaac Corp.	4,107	349,588
FleetCor Technologies, Inc. *	887	136,093
Gartner, Inc. *	2,981	247,751
Genpact Ltd. *	13,578	301,703
Global Cash Access Holdings, Inc. *	11,393	81,004
Global Payments, Inc.	4,890	449,195
Heartland Payment Systems, Inc.	3,361	164,790
Informatica Corp. *	3,674	157,780
j2 Global, Inc.	2,633	177,069
28    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Jack Henry & Associates, Inc.	4,410	288,855
Manhattan Associates, Inc. *	3,115	155,283
ManTech International Corp., Class A	7,523	249,011
MAXIMUS, Inc.	4,560	270,089
Mentor Graphics Corp.	5,027	117,934
Monster Worldwide, Inc. *	40,271	270,621
NeuStar, Inc., Class A *(d)	8,862	235,020
Nuance Communications, Inc. *	10,675	152,653
Progress Software Corp. *	6,954	190,122
PTC, Inc. *	4,538	157,264
Rackspace Hosting, Inc. *	3,814	189,441
Red Hat, Inc. *	3,569	246,689
Rovi Corp. *	5,414	134,700
salesforce.com, Inc. *	3,822	265,170
Solera Holdings, Inc.	2,518	140,353
Sykes Enterprises, Inc. *	6,512	151,404
Synopsys, Inc. *	6,957	322,874
Take-Two Interactive Software, Inc. *	6,632	175,682
TeleTech Holdings, Inc. *	3,715	90,275
Unisys Corp. *	8,851	200,387
Vantiv, Inc., Class A *	2,645	97,839
VeriFone Systems, Inc. *	4,174	146,883
VeriSign, Inc. *	7,584	485,528
VMware, Inc., Class A *	1,260	107,188
WebMD Health Corp. *	2,843	125,234
WEX, Inc. *	1,246	133,310
		10,638,143
Technology Hardware & Equipment 4.9%
ADTRAN, Inc.	7,808	168,106
ARRIS Group, Inc. *	7,014	206,071
Belden, Inc.	2,854	253,378
Benchmark Electronics, Inc. *	14,663	343,994
Brocade Communications Systems, Inc.	35,948	445,396
CDW Corp.	3,229	121,507
Checkpoint Systems, Inc. *	5,443	73,481
Cognex Corp. *	2,461	109,982
Coherent, Inc. *	2,881	185,075
CommScope Holding Co., Inc. *	3,733	117,589
Comtech Telecommunications Corp.	5,185	185,312
Diebold, Inc.	10,371	370,245
Dolby Laboratories, Inc., Class A	4,077	164,996
EchoStar Corp., Class A *	3,131	170,170
Electronics For Imaging, Inc. *	3,211	130,367
Emulex Corp. *	20,313	161,488
F5 Networks, Inc. *	3,017	356,353
Fabrinet *	3,727	66,900
FEI Co.	1,286	101,581
Finisar Corp. *	6,676	140,263
FLIR Systems, Inc.	12,168	392,783
Insight Enterprises, Inc. *	14,118	371,303
InterDigital, Inc.	4,154	219,622
Itron, Inc. *	6,861	250,289
JDS Uniphase Corp. *	16,537	227,714
Knowles Corp. *	4,410	84,452
Littelfuse, Inc.	1,260	126,403
MTS Systems Corp.	1,508	109,255
National Instruments Corp.	5,979	186,186
NCR Corp. *	12,280	361,155
NETGEAR, Inc. *	4,218	135,988
Security	Number of Shares	Value ($)
OSI Systems, Inc. *	1,358	98,414
Plantronics, Inc.	3,447	173,867
Plexus Corp. *	7,203	289,921
Polycom, Inc. *	20,080	277,506
QLogic Corp. *	30,546	458,495
Riverbed Technology, Inc. *	2,982	62,443
Rofin-Sinar Technologies, Inc. *	5,077	121,696
Sanmina Corp. *	17,780	403,606
ScanSource, Inc. *	6,185	224,887
Trimble Navigation Ltd. *	7,355	192,260
TTM Technologies, Inc. *	8,869	78,136
ViaSat, Inc. *	1,621	105,916
Zebra Technologies Corp., Class A *	4,317	393,063
		9,217,614
Telecommunication Services 1.0%
Cincinnati Bell, Inc. *	55,641	186,397
Consolidated Communications Holdings, Inc.	5,880	125,126
Inteliquent, Inc.	4,219	62,230
Intelsat S.A. *	7,110	87,951
Level 3 Communications, Inc. *	11,770	633,932
NTELOS Holdings Corp. (d)	11,548	52,197
SBA Communications Corp., Class A *	2,455	306,163
Spok Holdings, Inc.	5,650	105,034
T-Mobile US, Inc. *	6,410	211,722
Vonage Holdings Corp. *	22,462	101,978
		1,872,730
Transportation 4.2%
Alaska Air Group, Inc.	7,731	492,078
Allegiant Travel Co.	881	161,769
AMERCO *	489	159,815
American Airlines Group, Inc.	6,643	318,200
ArcBest Corp.	4,218	176,650
Atlas Air Worldwide Holdings, Inc. *	5,140	233,099
Con-way, Inc.	8,176	361,134
Copa Holdings S.A., Class A	1,987	226,280
Delta Air Lines, Inc.	7,939	353,444
Forward Air Corp.	2,539	135,837
Genesee & Wyoming, Inc., Class A *	1,099	113,307
Hawaiian Holdings, Inc. *	5,669	104,933
Heartland Express, Inc.	5,643	142,034
Hub Group, Inc., Class A *	5,677	229,180
JetBlue Airways Corp. *	28,487	489,692
Kirby Corp. *	2,605	200,793
Knight Transportation, Inc.	6,404	211,716
Landstar System, Inc.	4,805	337,407
Matson, Inc.	6,611	260,936
Navios Maritime Holdings, Inc.	15,903	69,178
Old Dominion Freight Line, Inc. *	2,906	227,017
Republic Airways Holdings, Inc. *	19,675	253,217
Saia, Inc. *	2,376	109,367
SkyWest, Inc.	35,922	525,180
Southwest Airlines Co.	11,634	503,054
Spirit Airlines, Inc. *	1,500	116,670
Swift Transportation Co. *	5,792	163,798
United Continental Holdings, Inc. *	6,225	405,746
See financial notes    29

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
UTi Worldwide, Inc. *	28,931	378,417
Werner Enterprises, Inc.	10,409	333,817
		7,793,765
Utilities 3.9%
ALLETE, Inc.	4,176	229,012
American States Water Co.	2,851	114,411
Aqua America, Inc.	10,736	283,860
Atlantic Power Corp.	48,693	141,210
Avista Corp.	8,387	285,997
Black Hills Corp.	4,673	237,529
California Water Service Group	4,658	118,453
Cleco Corp.	5,414	294,684
Dynegy, Inc. *	4,835	134,751
El Paso Electric Co.	5,623	212,662
Hawaiian Electric Industries, Inc.	14,575	481,704
IDACORP, Inc.	4,617	289,117
ITC Holdings Corp.	6,987	270,607
MGE Energy, Inc.	3,549	152,926
New Jersey Resources Corp.	5,298	331,549
Northwest Natural Gas Co.	4,298	203,080
NorthWestern Corp.	4,786	259,353
Otter Tail Corp.	5,414	177,146
Piedmont Natural Gas Co., Inc.	8,821	329,023
PNM Resources, Inc.	10,430	297,776
Portland General Electric Co.	11,266	420,109
Questar Corp.	17,135	400,616
South Jersey Industries, Inc.	2,727	154,566
Southwest Gas Corp.	5,979	342,358
The Empire District Electric Co.	6,483	164,344
The Laclede Group, Inc.	4,119	213,199
UIL Holdings Corp.	6,344	320,689
WGL Holdings, Inc.	8,419	449,154
		7,309,885
Total Common Stock
(Cost $173,876,216)		186,743,603

Rights 0.0% of net assets
Telecommunication Services 0.0%
Contra Leap Wireless CVR *(a)(b)	5,940	14,969
Total Rights
(Cost $14,969)		14,969

Other Investment Companies 1.8% of net assets
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	345,284	345,284
Securities Lending Collateral 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	3,063,283	3,063,283
Total Other Investment Companies
(Cost $3,408,567)		3,408,567
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.0% of net assets
U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.00%, 03/19/15 (e)(f)	16,500	16,500
0.01%, 03/19/15 (e)(f)	5,000	5,000
0.02%, 03/19/15 (e)(f)	10,000	10,000
Total Short-Term Investments
(Cost $31,500)		31,500

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $177,333,719 and the unrealized appreciation and depreciation were $18,758,378 and ($5,893,458), respectively, with a net unrealized appreciation of $12,864,920.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $14,969 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is on loan. Securities on loan were valued at $2,885,416. Non-Cash Collateral pledged to the fund for securities on loan amounted to $11,556.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is held as collateral for open futures contracts.

CVR –	Contingent Value Rights
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/20/15	1	123,160	(67)
30    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.3%	Common Stock	283,630,072	288,583,885
0.4%	Preferred Stock	1,202,978	1,285,381
0.4%	Other Investment Companies	1,122,071	1,122,071
0.0%	Short-Term Investments	55,000	55,000
100.1%	Total Investments	286,010,121	291,046,337
(0.1)%	Other Assets and Liabilities, Net		(376,094)
100.0%	Net Assets		290,670,243

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets
Australia 5.3%
Banks 1.6%
Australia & New Zealand Banking Group Ltd.	36,179	1,000,797
Commonwealth Bank of Australia	18,627	1,340,220
National Australia Bank Ltd.	36,813	1,092,103
Westpac Banking Corp.	37,138	1,104,651
		4,537,771
Capital Goods 0.0%
Leighton Holdings Ltd.	4,601	79,340
UGL Ltd.	8,216	11,158
		90,498
Commercial & Professional Services 0.1%
Brambles Ltd.	28,579	248,309
Downer EDI Ltd.	20,651	71,448
		319,757
Consumer Services 0.1%
Crown Resorts Ltd.	7,408	88,719
Tabcorp Holdings Ltd. *	2,858	10,268
Tabcorp Holdings Ltd.	34,302	136,129
Tatts Group Ltd. (d)	48,150	150,004
		385,120
Diversified Financials 0.1%
Macquarie Group Ltd.	4,500	256,640
Energy 0.3%
Caltex Australia Ltd.	6,142	177,114
Origin Energy Ltd.	22,804	217,947
Santos Ltd. (d)	17,878	111,112
Security	Number of Shares	Value ($)
Woodside Petroleum Ltd.	8,845	243,566
WorleyParsons Ltd.	11,459	89,695
		839,434
Food & Staples Retailing 0.6%
Metcash Ltd. (d)	73,533	90,366
Wesfarmers Ltd.	29,486	1,012,065
Woolworths Ltd.	28,809	692,518
		1,794,949
Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	14,246	116,083
Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	7,490	113,973
Insurance 0.4%
AMP Ltd.	44,940	235,684
Insurance Australia Group Ltd.	28,355	135,389
QBE Insurance Group Ltd.	37,165	377,891
Suncorp Group Ltd.	34,882	381,708
		1,130,672
Materials 1.2%
Amcor Ltd.	19,046	203,647
Arrium Ltd.	117,568	20,246
BHP Billiton Ltd.	74,323	1,957,634
BlueScope Steel Ltd. *	36,534	137,837
Boral Ltd.	22,256	106,964
Incitec Pivot Ltd.	46,545	148,283
Newcrest Mining Ltd. *	18,725	210,914
Orica Ltd.	11,257	174,642
Rio Tinto Ltd.	10,947	551,914
		3,512,081
Media 0.0%
Fairfax Media Ltd.	118,235	90,698
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	3,875	279,778
Real Estate 0.3%
Lend Lease Group	13,375	181,642
Mirvac Group	55,533	90,414
Stockland	44,619	163,801
Westfield Corp.	36,487	280,176
		716,033
Software & Services 0.0%
Computershare Ltd.	5,564	54,789
Telecommunication Services 0.2%
Telstra Corp., Ltd.	105,433	525,701
Transportation 0.2%
Asciano Ltd.	21,400	108,545
Aurizon Holdings Ltd.	20,483	75,836
Qantas Airways Ltd. *	84,241	190,566
Toll Holdings Ltd.	25,894	181,201
Transurban Group	8,881	63,607
		619,755
Utilities 0.1%
AGL Energy Ltd.	11,903	140,222
		15,523,954
See financial notes    31

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Austria 0.4%
Banks 0.2%
Erste Group Bank AG	12,990	341,235
Raiffeisen Bank International AG (d)	4,542	68,776
		410,011
Capital Goods 0.0%
ANDRITZ AG	1,070	61,869
Energy 0.1%
OMV AG	10,538	304,304
Materials 0.1%
voestalpine AG	5,136	201,224
Telecommunication Services 0.0%
Telekom Austria AG	12,326	86,893
		1,064,301
Belgium 1.0%
Banks 0.1%
KBC Groep N.V. *	2,811	170,953
Food & Staples Retailing 0.2%
Colruyt S.A.	2,140	100,406
Delhaize Group S.A.	6,903	620,813
		721,219
Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev N.V.	7,562	964,394
Insurance 0.1%
Ageas	7,006	252,997
Materials 0.2%
NV Bekaert S.A.	2,889	87,848
Solvay S.A.	1,177	175,320
Umicore S.A.	4,280	187,250
		450,418
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	1,209	92,688
Telecommunication Services 0.1%
Belgacom S.A.	5,165	194,743
		2,847,412
Canada 6.3%
Automobiles & Components 0.2%
Magna International, Inc.	4,930	536,490
Banks 1.3%
Bank of Montreal	8,667	537,657
Canadian Imperial Bank of Commerce	5,243	401,712
National Bank of Canada	4,387	169,029
Royal Bank of Canada	18,083	1,134,089
The Bank of Nova Scotia	14,017	749,991
The Toronto-Dominion Bank	18,725	821,792
		3,814,270
Capital Goods 0.1%
Bombardier, Inc., B Shares	35,952	74,861
Finning International, Inc.	4,815	97,137
SNC-Lavalin Group, Inc.	2,512	79,143
		251,141
Security	Number of Shares	Value ($)
Diversified Financials 0.1%
IGM Financial, Inc.	1,605	56,930
Onex Corp.	2,140	120,946
		177,876
Energy 1.6%
ARC Resources Ltd. (d)	5,074	98,136
Baytex Energy Corp. (d)	928	15,169
Bonavista Energy Corp.	2,336	13,395
Cameco Corp.	5,930	91,658
Canadian Natural Resources Ltd.	16,906	492,293
Canadian Oil Sands Ltd.	20,991	188,451
Cenovus Energy, Inc.	18,992	328,080
Crescent Point Energy Corp. (d)	5,038	124,472
Enbridge, Inc.	7,383	343,710
Encana Corp.	33,011	430,664
Enerplus Corp. (d)	1,588	16,012
Husky Energy, Inc.	10,194	229,327
Imperial Oil Ltd.	5,564	214,958
Inter Pipeline Ltd.	2,141	56,926
Pacific Rubiales Energy Corp. (d)	3,512	10,491
Pembina Pipeline Corp. (d)	2,609	83,537
Pengrowth Energy Corp. (d)	5,864	19,443
Penn West Petroleum Ltd.	21,744	43,709
Suncor Energy, Inc. (d)	29,127	875,455
Talisman Energy, Inc.	51,377	400,351
TransCanada Corp.	11,770	516,460
Vermilion Energy, Inc. (d)	348	15,669
		4,608,366
Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., B Shares	6,917	267,230
Empire Co., Ltd., A Shares	2,091	154,633
George Weston Ltd.	1,605	136,315
Loblaw Cos. Ltd.	5,260	268,719
Metro, Inc.	9,951	276,698
		1,103,595
Food, Beverage & Tobacco 0.0%
Saputo, Inc. (d)	4,120	119,840
Insurance 0.5%
Fairfax Financial Holdings Ltd.	267	140,273
Great-West Lifeco, Inc. (d)	3,424	96,689
Intact Financial Corp.	1,498	107,913
Manulife Financial Corp.	23,754	414,147
Power Corp. of Canada	10,165	274,507
Power Financial Corp.	4,494	134,102
Sun Life Financial, Inc. (d)	8,132	250,736
		1,418,367
Materials 0.7%
Agrium, Inc.	3,213	371,516
Barrick Gold Corp.	38,033	495,268
First Quantum Minerals Ltd.	6,858	87,053
Goldcorp, Inc.	10,300	227,092
Kinross Gold Corp. *	43,820	123,531
Potash Corp. of Saskatchewan, Inc.	15,533	557,927
Teck Resources Ltd., Class B	18,546	298,245
Yamana Gold, Inc.	3,512	14,935
		2,175,567
32    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.1%
Quebecor, Inc., Class B	2,354	60,629
Shaw Communications, Inc., B Shares (d)	6,527	151,590
Yellow Pages Ltd. *	6,129	80,500
		292,719
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Valeant Pharmaceuticals International, Inc. *	1,070	211,035
Real Estate 0.2%
Brookfield Asset Management, Inc., Class A (d)	9,630	523,282
Retailing 0.1%
Canadian Tire Corp. Ltd., Class A	1,614	170,261
RONA, Inc.	10,700	130,253
		300,514
Software & Services 0.1%
CGI Group, Inc., Class A *	3,745	156,890
Technology Hardware & Equipment 0.2%
BlackBerry Ltd. *	45,763	496,241
Celestica, Inc. *	9,951	117,070
		613,311
Telecommunication Services 0.3%
BCE, Inc.	8,346	365,683
Rogers Communications, Inc., B Shares	6,741	238,673
TELUS Corp.	5,989	213,151
		817,507
Transportation 0.2%
Canadian National Railway Co.	8,387	580,000
Canadian Pacific Railway Ltd.	963	180,546
		760,546
Utilities 0.1%
Atco Ltd., Class I	1,605	61,994
Canadian Utilities Ltd., Class A	2,461	81,892
Emera, Inc.	1,926	63,195
Fortis, Inc. (d)	4,708	149,235
TransAlta Corp. (d)	13,311	125,579
		481,895
		18,363,211
Denmark 0.8%
Banks 0.1%
Danske Bank A/S	10,700	284,027
Capital Goods 0.1%
FLSmidth & Co. A/S (d)	1,498	68,675
Vestas Wind Systems A/S *	2,895	122,319
		190,994
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	2,058	176,477
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, B Shares	13,432	645,460
Telecommunication Services 0.1%
TDC A/S	31,522	249,932
Security	Number of Shares	Value ($)
Transportation 0.2%
AP Moller - Maersk A/S, A Shares	124	276,593
AP Moller - Maersk A/S, B Shares	225	519,807
DSV A/S	2,608	84,438
		880,838
		2,427,728
Finland 1.1%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	2,255	66,900
Capital Goods 0.1%
Kone Oyj, B Shares (d)	2,568	118,615
Metso Oyj	4,815	155,271
Wartsila Oyj Abp (d)	2,675	121,547
YIT Oyj (d)	2,336	14,620
		410,053
Energy 0.1%
Neste Oil Oyj	6,741	176,097
Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	5,992	237,652
Insurance 0.1%
Sampo Oyj, A Shares	5,029	254,399
Materials 0.2%
Stora Enso Oyj, R Shares	25,359	244,049
UPM-Kymmene Oyj	20,233	380,584
		624,633
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	2,782	90,773
Technology Hardware & Equipment 0.4%
Nokia Oyj	136,582	1,100,722
Telecommunication Services 0.0%
Elisa Oyj	2,822	76,948
Utilities 0.1%
Fortum Oyj	11,128	254,128
		3,292,305
France 10.5%
Automobiles & Components 0.5%
Faurecia	1,712	78,203
Peugeot S.A. *	34,897	585,763
Renault S.A.	6,313	607,901
Valeo S.A.	1,202	181,336
		1,453,203
Banks 0.8%
BNP Paribas S.A.	23,647	1,381,617
Credit Agricole S.A.	19,606	276,428
Societe Generale S.A.	16,174	749,518
		2,407,563
Capital Goods 1.6%
Airbus Group N.V.	5,059	313,966
Alstom S.A. *	7,062	234,068
Bouygues S.A.	11,293	448,784
Compagnie de Saint-Gobain	22,298	1,006,299
Eiffage S.A.	2,060	115,056
Legrand S.A.	3,317	183,793
Nexans S.A. *	2,140	79,175
See financial notes    33

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Rexel S.A.	10,856	212,604
Safran S.A.	2,946	207,846
Schneider Electric SE	9,309	751,575
Thales S.A.	1,712	98,721
Vallourec S.A.	5,921	140,795
Vinci S.A.	14,124	839,952
		4,632,634
Commercial & Professional Services 0.0%
Teleperformance	972	75,259
Consumer Durables & Apparel 0.4%
Christian Dior S.A.	856	166,439
Kering	1,391	283,959
LVMH Moet Hennessy Louis Vuitton S.A.	3,639	668,988
		1,119,386
Consumer Services 0.1%
Accor S.A.	3,810	200,106
Sodexo S.A.	1,391	140,513
		340,619
Diversified Financials 0.0%
Wendel S.A.	535	65,319
Energy 1.7%
CGG S.A. *(d)	10,557	76,483
Technip S.A.	2,355	153,787
Total S.A.	85,213	4,610,259
		4,840,529
Food & Staples Retailing 0.5%
Carrefour S.A.	29,104	965,135
Casino Guichard Perrachon S.A.	2,568	242,241
Rallye S.A.	2,675	101,699
		1,309,075
Food, Beverage & Tobacco 0.3%
Danone S.A.	9,311	650,955
Pernod-Ricard S.A.	2,461	292,462
		943,417
Health Care Equipment & Services 0.1%
Essilor International S.A.	1,712	200,572
Household & Personal Products 0.1%
L'Oreal S.A.	2,354	428,399
Insurance 0.5%
AXA S.A.	46,010	1,170,965
CNP Assurances	4,066	67,566
SCOR SE	3,424	113,142
		1,351,673
Materials 0.4%
Air Liquide S.A.	5,039	667,500
Arkema S.A.	1,827	137,136
Lafarge S.A.	5,992	445,866
		1,250,502
Media 0.6%
Eutelsat Communications S.A.	3,020	103,434
Publicis Groupe S.A.	2,140	174,912
Solocal Group *	53,500	40,085
Vivendi S.A. *	52,266	1,278,886
		1,597,317
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	22,694	2,232,379
Security	Number of Shares	Value ($)
Real Estate 0.0%
Unibail-Rodamco SE	492	142,157
Software & Services 0.1%
AtoS	1,138	81,271
Cap Gemini S.A.	3,852	312,249
		393,520
Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	39,911	156,547
Telecommunication Services 0.9%
Orange S.A.	149,386	2,731,208
Transportation 0.1%
Air France-KLM *(d)	23,139	184,117
Utilities 0.9%
Electricite de France S.A.	9,740	269,844
GDF Suez	67,766	1,510,693
Suez Environnement Co.	13,054	233,467
Veolia Environnement S.A.	25,395	495,627
		2,509,631
		30,365,026
Germany 8.7%
Automobiles & Components 1.3%
Bayerische Motoren Werke AG	7,490	949,331
Continental AG	1,498	358,393
Daimler AG - Reg'd	24,250	2,353,072
Volkswagen AG	873	216,746
		3,877,542
Banks 0.1%
Commerzbank AG *	11,235	151,914
Capital Goods 0.9%
Brenntag AG	3,210	188,126
GEA Group AG	2,782	137,923
HOCHTIEF AG	963	75,740
Kloeckner & Co. SE *	7,062	73,619
MAN SE	963	103,478
MTU Aero Engines AG	856	81,592
OSRAM Licht AG	1,830	84,116
Rheinmetall AG	1,284	65,227
Siemens AG - Reg'd	16,696	1,869,335
		2,679,156
Commercial & Professional Services 0.0%
Bilfinger SE	1,842	109,895
Consumer Durables & Apparel 0.1%
adidas AG	4,209	327,781
Consumer Services 0.1%
TUI AG	11,943	216,745
TUI AG	6,732	122,451
		339,196
Diversified Financials 0.3%
Deutsche Bank AG - Reg'd	23,235	765,557
Deutsche Boerse AG	2,889	236,229
		1,001,786
Food & Staples Retailing 0.1%
METRO AG	11,689	392,214
Food, Beverage & Tobacco 0.0%
Suedzucker AG (d)	4,531	69,245
34    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	3,020	247,855
Fresenius SE & Co. KGaA	5,709	327,731
		575,586
Household & Personal Products 0.1%
Beiersdorf AG	856	74,535
Henkel AG & Co. KGaA	1,284	135,393
		209,928
Insurance 0.8%
Allianz SE - Reg'd	9,097	1,526,465
Hannover Rueck SE	1,177	113,734
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	3,638	756,944
		2,397,143
Materials 1.5%
Aurubis AG	2,461	148,757
BASF SE	23,540	2,261,471
HeidelbergCement AG	3,959	315,861
K+S AG - Reg'd	7,490	242,163
LANXESS AG	2,572	132,805
Linde AG	2,619	534,056
Salzgitter AG	4,112	117,727
ThyssenKrupp AG	17,478	466,384
		4,219,224
Media 0.1%
ProSiebenSat.1 Media AG - Reg'd	2,961	145,784
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg'd	10,733	1,589,706
Merck KGaA	1,284	132,786
		1,722,492
Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	16,050	186,236
Software & Services 0.2%
SAP SE	7,494	528,211
Telecommunication Services 0.9%
Deutsche Telekom AG - Reg'd	130,075	2,432,129
Freenet AG	3,210	96,007
		2,528,136
Transportation 0.3%
Deutsche Lufthansa AG - Reg'd	11,770	172,944
Deutsche Post AG - Reg'd	23,647	807,114
		980,058
Utilities 1.0%
E.ON SE	123,094	1,994,397
RWE AG	30,759	862,003
		2,856,400
		25,297,927
Hong Kong 1.1%
Banks 0.1%
Hang Seng Bank Ltd.	10,700	195,086
Capital Goods 0.3%
Hutchison Whampoa Ltd.	33,000	451,889
Jardine Matheson Holdings Ltd.	3,600	232,200
Security	Number of Shares	Value ($)
Jardine Strategic Holdings Ltd.	2,700	93,960
Noble Group Ltd.	260,000	186,383
		964,432
Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	142,000	145,196
Consumer Services 0.0%
Sands China Ltd.	8,200	37,429
Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	5,200	120,019
Insurance 0.1%
AIA Group Ltd.	51,600	303,727
Real Estate 0.3%
Cheung Kong (Holdings) Ltd.	9,300	184,070
New World Development Co., Ltd.	107,000	126,240
Sun Hung Kai Properties Ltd.	8,500	133,274
Swire Pacific Ltd., Class A	11,300	154,446
The Link REIT	11,000	70,209
The Wharf Holdings Ltd.	10,800	78,750
		746,989
Retailing 0.0%
Esprit Holdings Ltd.	130,400	134,848
Telecommunication Services 0.0%
PCCW Ltd.	125,000	79,783
Utilities 0.2%
CLP Holdings Ltd.	35,500	319,276
Hong Kong & China Gas Co., Ltd.	31,500	71,079
Power Assets Holdings Ltd.	9,900	101,866
		492,221
		3,219,730
Ireland 0.7%
Banks 0.1%
Bank of Ireland *	383,325	146,185
Commercial & Professional Services 0.1%
Experian plc	11,733	217,223
Food, Beverage & Tobacco 0.0%
Kerry Group plc, A Shares	1,712	124,817
Materials 0.3%
CRH plc	23,588	669,771
Smurfit Kappa Group plc	5,029	141,217
		810,988
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	1,954	159,290
Technology Hardware & Equipment 0.1%
Seagate Technology plc	6,955	425,090
		1,883,593
Israel 0.4%
Banks 0.0%
Bank Leumi Le-Israel *	23,433	81,330
Materials 0.0%
Israel Chemicals Ltd.	12,091	84,446
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	14,231	797,630
See financial notes    35

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	100,473	160,954
		1,124,360
Italy 3.7%
Automobiles & Components 0.2%
Fiat Chrysler Automobiles N.V. *	32,280	499,293
Pirelli & C. S.p.A.	5,885	90,366
		589,659
Banks 1.0%
Banca Monte dei Paschi di Siena S.p.A. *	155,927	107,735
Banca Popolare dell'Emilia Romagna SC *	10,914	90,221
Banco Popolare SC *	6,313	97,576
Intesa Sanpaolo S.p.A.	342,118	1,145,070
Intesa Sanpaolo S.p.A. - RSP	25,573	77,447
UniCredit S.p.A.	170,711	1,138,336
Unione di Banche Italiane S.C.p.A.	25,038	196,868
		2,853,253
Capital Goods 0.1%
Finmeccanica S.p.A. *	19,438	235,904
Prysmian S.p.A.	3,959	79,398
		315,302
Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	1,070	66,189
Diversified Financials 0.1%
EXOR S.p.A.	4,423	197,400
Mediobanca S.p.A.	10,544	97,393
		294,793
Energy 0.9%
Eni S.p.A.	139,055	2,601,596
Saipem S.p.A. *	11,622	119,734
		2,721,330
Insurance 0.2%
Assicurazioni Generali S.p.A.	23,005	474,785
Materials 0.0%
Italcementi S.p.A.	5,350	41,106
Media 0.1%
Mediaset S.p.A. *	39,483	182,282
Telecommunication Services 0.4%
Telecom Italia S.p.A. *	695,522	831,621
Telecom Italia S.p.A. - RSP	482,378	473,697
		1,305,318
Transportation 0.1%
Atlantia S.p.A.	6,634	175,162
Utilities 0.6%
A2A S.p.A.	74,900	76,030
Enel S.p.A.	321,714	1,485,982
Snam S.p.A.	26,001	131,880
Terna Rete Elettrica Nazionale S.p.A.	20,116	90,929
		1,784,821
		10,804,000
Security	Number of Shares	Value ($)
Japan 22.3%
Automobiles & Components 3.0%
Aisin Seiki Co., Ltd.	6,900	254,252
Bridgestone Corp.	16,200	621,195
Daihatsu Motor Co., Ltd.	7,800	111,704
Denso Corp.	10,700	502,845
Fuji Heavy Industries Ltd.	6,000	203,823
Honda Motor Co., Ltd.	46,200	1,526,345
Isuzu Motors Ltd.	13,200	191,797
Mazda Motor Corp.	7,700	164,634
NHK Spring Co., Ltd.	10,700	111,256
Nissan Motor Co., Ltd.	85,600	905,085
Stanley Electric Co., Ltd.	3,000	71,069
Sumitomo Electric Industries Ltd.	27,600	358,088
Sumitomo Rubber Industries Ltd.	5,300	91,684
Suzuki Motor Corp.	9,700	306,713
Toyota Industries Corp.	3,400	191,978
Toyota Motor Corp.	44,500	3,001,410
Yamaha Motor Co., Ltd.	7,400	183,971
		8,797,849
Banks 1.2%
Mitsubishi UFJ Financial Group, Inc.	219,400	1,427,307
Mizuho Financial Group, Inc.	393,200	725,255
Resona Holdings, Inc.	42,800	240,449
Sumitomo Mitsui Financial Group, Inc.	23,600	939,597
Sumitomo Mitsui Trust Holdings, Inc.	39,000	161,650
The Bank of Yokohama Ltd.	15,000	93,028
		3,587,286
Capital Goods 3.1%
Asahi Glass Co., Ltd.	65,000	409,971
Daikin Industries Ltd.	3,400	221,756
FANUC Corp.	1,500	287,904
Furukawa Electric Co., Ltd.	38,000	67,389
Hanwa Co., Ltd.	21,000	81,509
Hino Motors Ltd.	5,000	76,206
IHI Corp.	27,000	125,802
ITOCHU Corp.	42,800	479,752
JGC Corp.	4,000	82,111
JTEKT Corp.	5,200	81,559
Kajima Corp.	26,000	123,318
Kawasaki Heavy Industries Ltd.	31,000	147,032
Kinden Corp.	8,000	99,979
Komatsu Ltd.	21,400	445,651
Kubota Corp.	14,000	227,722
Kurita Water Industries Ltd.	2,800	69,353
LIXIL Group Corp.	7,300	174,035
Makita Corp.	2,200	104,714
Marubeni Corp.	56,200	345,535
Mitsubishi Corp.	44,600	891,851
Mitsubishi Electric Corp.	43,000	503,936
Mitsubishi Heavy Industries Ltd.	72,000	399,133
Mitsui & Co., Ltd.	54,500	757,926
Mitsui Engineering & Shipbuilding Co., Ltd.	29,000	50,701
Nagase & Co., Ltd.	6,100	79,143
Nidec Corp.	2,000	135,045
Nippon Sheet Glass Co., Ltd. *	53,000	54,532
NSK Ltd.	8,000	111,489
Obayashi Corp.	16,000	109,348
Shimizu Corp.	18,000	128,437
36    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
SMC Corp.	500	139,173
Sojitz Corp.	149,800	229,314
Sumitomo Corp.	38,800	426,802
Sumitomo Heavy Industries Ltd.	25,000	155,381
Taisei Corp.	24,000	144,950
Toshiba Corp.	124,000	512,824
TOTO Ltd.	5,000	69,597
Toyota Tsusho Corp.	11,200	310,578
		8,861,458
Commercial & Professional Services 0.3%
Dai Nippon Printing Co., Ltd.	30,600	296,670
Secom Co., Ltd.	4,100	255,407
Toppan Printing Co., Ltd.	32,000	229,671
		781,748
Consumer Durables & Apparel 1.1%
Bandai Namco Holdings, Inc.	4,900	88,987
Nikon Corp.	10,900	140,872
Panasonic Corp.	72,900	911,669
Sega Sammy Holdings, Inc.	5,500	83,688
Sekisui Chemical Co., Ltd.	13,000	166,925
Sekisui House Ltd.	18,500	249,540
Sharp Corp. *(d)	107,000	227,345
Shimano, Inc.	900	135,514
Sony Corp.	36,900	1,053,955
Sumitomo Forestry Co., Ltd.	6,200	64,725
		3,123,220
Consumer Services 0.1%
Benesse Holdings, Inc.	2,200	70,116
Oriental Land Co., Ltd.	600	161,763
		231,879
Diversified Financials 0.1%
Credit Saison Co., Ltd.	3,000	57,116
Nomura Holdings, Inc.	21,400	131,574
ORIX Corp.	14,200	201,517
		390,207
Energy 0.7%
Cosmo Oil Co., Ltd.	66,000	94,960
Idemitsu Kosan Co., Ltd.	13,100	230,451
Inpex Corp.	32,700	388,012
JX Holdings, Inc.	237,800	964,568
Showa Shell Sekiyu K.K.	10,900	104,491
TonenGeneral Sekiyu K.K.	15,000	141,788
		1,924,270
Food & Staples Retailing 0.6%
Aeon Co., Ltd.	47,800	511,607
Lawson, Inc.	1,700	111,205
Seven & i Holdings Co., Ltd.	23,300	891,401
UNY Group Holdings Co., Ltd.	18,500	106,935
		1,621,148
Food, Beverage & Tobacco 0.9%
Ajinomoto Co., Inc.	14,000	269,003
Asahi Group Holdings Ltd.	8,200	253,556
Coca-Cola West Co., Ltd.	5,200	78,384
Japan Tobacco, Inc.	16,500	520,624
Kewpie Corp.	4,800	114,394
Kirin Holdings Co., Ltd.	29,000	379,526
MEIJI Holdings Co., Ltd.	2,100	250,675
NH Foods Ltd.	7,300	166,280
Nisshin Seifun Group, Inc.	8,300	99,146
Security	Number of Shares	Value ($)
Nissin Foods Holdings Co., Ltd.	1,900	94,249
Suntory Beverage & Food Ltd.	1,500	56,339
Toyo Suisan Kaisha Ltd.	2,700	96,441
Yamazaki Baking Co., Ltd.	7,000	116,525
		2,495,142
Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	10,700	149,117
Medipal Holdings Corp.	12,100	153,850
Olympus Corp. *	2,300	83,404
Suzuken Co., Ltd.	4,700	148,417
Terumo Corp.	4,600	126,981
		661,769
Household & Personal Products 0.2%
Kao Corp.	10,000	447,530
Shiseido Co., Ltd.	9,300	162,864
Unicharm Corp.	3,800	105,200
		715,594
Insurance 0.4%
MS&AD Insurance Group Holdings, Inc.	6,900	190,646
Sompo Japan Nipponkoa Holdings, Inc.	6,600	205,489
T&D Holdings, Inc.	6,700	87,067
The Dai-ichi Life Insurance Co., Ltd.	12,000	181,538
Tokio Marine Holdings, Inc.	10,700	389,396
		1,054,136
Materials 2.1%
Air Water, Inc.	4,200	73,534
Asahi Kasei Corp.	39,000	403,229
Daicel Corp.	7,200	93,474
Denki Kagaku Kogyo K.K.	19,000	74,064
DIC Corp.	31,000	89,205
Hitachi Chemical Co., Ltd.	4,400	97,205
JFE Holdings, Inc.	24,600	614,769
JSR Corp.	4,400	80,569
Kaneka Corp.	15,000	99,502
Kobe Steel Ltd.	137,000	270,459
Kuraray Co. Ltd.	10,700	147,237
Mitsubishi Chemical Holdings Corp.	69,500	387,135
Mitsubishi Materials Corp.	43,000	148,195
Mitsui Chemicals, Inc.	57,000	175,465
Mitsui Mining & Smelting Co., Ltd.	31,000	70,534
Nippon Paper Industries Co., Ltd.	4,900	85,380
Nippon Steel & Sumitomo Metal Corp.	214,000	568,900
Nitto Denko Corp.	4,000	253,628
Oji Holdings Corp.	41,000	173,198
Shin-Etsu Chemical Co., Ltd.	7,300	500,915
Showa Denko K.K.	83,000	111,782
Sumitomo Chemical Co., Ltd.	59,000	275,888
Sumitomo Metal Mining Co., Ltd.	14,000	221,164
Taiheiyo Cement Corp.	25,000	83,651
Taiyo Nippon Sanso Corp. (d)	9,000	138,902
Teijin Ltd.	58,000	196,495
Toray Industries, Inc.	37,000	307,371
Tosoh Corp.	19,000	95,203
Toyo Seikan Group Holdings Ltd.	9,900	135,732
Ube Industries Ltd.	57,000	92,978
		6,065,763
See financial notes    37

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.1%
Dentsu, Inc.	5,600	244,059
Hakuhodo DY Holdings, Inc.	14,100	155,926
		399,985
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	34,500	548,618
Chugai Pharmaceutical Co., Ltd.	2,700	82,325
Daiichi Sankyo Co., Ltd.	17,300	270,907
Eisai Co., Ltd.	5,600	292,402
Kyowa Hakko Kirin Co., Ltd.	7,000	84,612
Mitsubishi Tanabe Pharma Corp.	5,600	94,344
Ono Pharmaceutical Co., Ltd.	1,000	99,544
Otsuka Holdings Co., Ltd.	9,100	272,859
Shionogi & Co., Ltd.	4,700	138,195
Taisho Pharmaceutical Holdings Co., Ltd.	1,000	68,092
Takeda Pharmaceutical Co., Ltd.	18,200	932,190
		2,884,088
Real Estate 0.3%
Daito Trust Construction Co., Ltd.	1,700	183,943
Daiwa House Industry Co., Ltd.	12,100	238,113
Mitsubishi Estate Co., Ltd.	9,800	229,004
Mitsui Fudosan Co., Ltd.	7,800	214,436
Sumitomo Realty & Development Co., Ltd.	3,300	113,483
		978,979
Retailing 0.5%
EDION Corp.	13,900	113,949
Fast Retailing Co., Ltd.	350	135,644
Isetan Mitsukoshi Holdings Ltd.	12,000	183,596
J Front Retailing Co., Ltd.	9,500	136,208
K's Holdings Corp.	3,300	101,861
Marui Group Co., Ltd.	6,200	72,661
Nitori Holdings Co., Ltd.	1,600	106,002
Shimamura Co., Ltd.	1,300	126,036
Takashimaya Co., Ltd.	11,000	102,873
Yamada Denki Co., Ltd.	99,200	430,673
		1,509,503
Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	2,360	152,207
Tokyo Electron Ltd.	2,760	207,557
		359,764
Software & Services 0.4%
Fujitsu Ltd.	96,000	578,915
Konami Corp.	3,120	63,107
Nintendo Co., Ltd.	4,100	438,312
NTT Data Corp.	4,500	185,767
		1,266,101
Technology Hardware & Equipment 2.0%
Brother Industries Ltd.	6,900	116,361
Canon, Inc.	38,800	1,262,229
FUJIFILM Holdings Corp.	18,100	624,177
Hitachi Ltd.	158,000	1,081,133
Hoya Corp.	7,700	310,943
Ibiden Co., Ltd.	5,100	85,878
Keyence Corp.	200	102,221
Konica Minolta, Inc.	21,400	218,395
Kyocera Corp.	8,200	414,373
Murata Manufacturing Co., Ltd.	2,200	271,354
Security	Number of Shares	Value ($)
NEC Corp.	123,000	374,520
Nippon Electric Glass Co., Ltd.	23,000	115,053
Omron Corp.	3,200	141,336
Ricoh Co., Ltd.	27,000	268,430
Seiko Epson Corp.	3,200	117,646
TDK Corp.	4,000	281,735
		5,785,784
Telecommunication Services 1.4%
KDDI Corp.	15,800	1,095,671
Nippon Telegraph & Telephone Corp.	23,000	1,427,580
NTT DOCOMO, Inc.	49,500	879,692
SoftBank Corp.	9,100	560,790
		3,963,733
Transportation 1.3%
ANA Holdings, Inc.	51,000	138,565
Central Japan Railway Co.	3,260	606,759
East Japan Railway Co.	8,700	730,307
Hankyu Hanshin Holdings, Inc.	25,000	158,309
Kamigumi Co., Ltd.	9,000	87,783
Kawasaki Kisen Kaisha Ltd.	48,000	146,154
Kintetsu Corp.	30,000	116,441
Mitsui OSK Lines Ltd.	66,000	235,744
Nagoya Railroad Co., Ltd.	22,000	93,120
Nippon Express Co., Ltd.	46,000	257,426
Nippon Yusen K.K.	90,000	270,275
Odakyu Electric Railway Co., Ltd.	9,000	93,881
Seino Holdings Co., Ltd.	8,000	91,146
Tobu Railway Co., Ltd.	20,000	99,377
Tokyu Corp.	22,000	149,249
West Japan Railway Co.	5,900	336,395
Yamato Holdings Co., Ltd.	11,700	274,039
		3,884,970
Utilities 1.2%
Chubu Electric Power Co., Inc. *	39,900	491,970
Electric Power Development Co., Ltd.	3,800	126,990
Hokkaido Electric Power Co., Inc. *	12,100	94,537
Hokuriku Electric Power Co.	10,700	142,762
Kyushu Electric Power Co., Inc. *	21,400	184,919
Osaka Gas Co., Ltd.	69,000	284,785
Shikoku Electric Power Co., Inc. *	7,800	100,285
The Chugoku Electric Power Co., Inc.	13,700	180,497
The Kansai Electric Power Co., Inc. *	42,800	384,339
Toho Gas Co., Ltd.	14,000	78,816
Tohoku Electric Power Co., Inc.	22,200	260,171
Tokyo Electric Power Co., Inc. *	175,200	687,346
Tokyo Gas Co., Ltd.	69,000	420,309
		3,437,726
		64,782,102
Luxembourg 0.5%
Energy 0.1%
Tenaris S.A.	8,025	115,126
Materials 0.3%
APERAM S.A. *	2,603	92,538
ArcelorMittal	80,903	886,577
		979,115
38    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.1%
RTL Group S.A.	595	59,063
SES S.A.	4,387	151,557
		210,620
Telecommunication Services 0.0%
Millicom International Cellular S.A.	1,391	97,061
		1,401,922
Netherlands 5.5%
Banks 0.3%
ING Groep N.V. CVA *	52,380	784,633
Capital Goods 0.3%
Boskalis Westminster N.V.	1,070	49,837
Koninklijke BAM Groep N.V. (d)	21,895	104,005
Koninklijke Philips N.V.	23,112	693,974
		847,816
Commercial & Professional Services 0.1%
Randstad Holding N.V.	3,210	189,566
Energy 3.1%
Fugro N.V. CVA	3,340	79,965
Royal Dutch Shell plc, A Shares	166,338	5,459,125
Royal Dutch Shell plc, B Shares	106,494	3,629,718
		9,168,808
Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	41,226	775,233
Food, Beverage & Tobacco 0.5%
Heineken Holding N.V.	2,675	186,536
Heineken N.V.	3,424	268,223
Nutreco N.V.	1,979	100,321
Unilever N.V. CVA	22,292	972,648
		1,527,728
Insurance 0.1%
Aegon N.V.	39,821	309,083
Delta Lloyd N.V.	4,013	73,009
		382,092
Materials 0.3%
Akzo Nobel N.V.	7,743	576,679
Koninklijke DSM N.V.	4,420	247,389
		824,068
Media 0.1%
Reed Elsevier N.V.	5,243	130,554
Wolters Kluwer N.V.	4,441	144,381
		274,935
Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	1,605	173,922
Software & Services 0.0%
Gemalto N.V. (d)	688	55,979
Telecommunication Services 0.2%
Koninklijke KPN N.V.	174,731	598,152
Ziggo N.V. *(a)(b)	547	29,564
		627,716
Security	Number of Shares	Value ($)
Transportation 0.1%
PostNL N.V. *	34,942	156,379
TNT Express N.V.	18,460	113,073
		269,452
		15,901,948
New Zealand 0.1%
Materials 0.0%
Fletcher Building Ltd.	18,301	119,658
Telecommunication Services 0.1%
Spark New Zealand Ltd.	87,252	215,911
Utilities 0.0%
Meridian Energy Ltd.	44,088	72,399
		407,968
Norway 0.9%
Banks 0.1%
DNB A.S.A.	13,803	225,761
Energy 0.4%
Akastor A.S.A. (d)	14,141	33,285
Petroleum Geo-Services A.S.A. (d)	11,605	65,765
Statoil A.S.A.	55,364	1,048,471
		1,147,521
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A.	7,498	95,073
Orkla A.S.A.	24,610	194,164
		289,237
Materials 0.2%
Norsk Hydro A.S.A.	36,510	209,579
Yara International A.S.A.	5,350	295,888
		505,467
Telecommunication Services 0.1%
Telenor A.S.A.	16,050	323,514
		2,491,500
Portugal 0.2%
Banks 0.0%
Banco Comercial Portugues S.A. - Reg'd *	535,864	50,008
Energy 0.1%
Galp Energia, SGPS, S.A.	10,181	119,962
Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg'd	108,191	83,490
Utilities 0.1%
EDP - Energias de Portugal S.A.	67,480	266,879
		520,339
Singapore 0.8%
Banks 0.3%
DBS Group Holdings Ltd.	18,600	267,629
Oversea-Chinese Banking Corp., Ltd.	30,800	237,324
United Overseas Bank Ltd.	12,600	213,721
		718,674
See financial notes    39

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 0.1%
Keppel Corp., Ltd.	23,900	153,757
Sembcorp Industries Ltd.	25,000	77,752
		231,509
Food, Beverage & Tobacco 0.0%
Wilmar International Ltd.	45,000	107,198
Media 0.0%
Singapore Press Holdings Ltd. (d)	28,800	86,605
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	1,400	43,953
Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	23,549	286,827
Venture Corp., Ltd.	9,400	56,119
		342,946
Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	140,000	434,380
Transportation 0.1%
ComfortDelGro Corp., Ltd.	38,000	82,141
Hutchison Port Holdings Trust	147,000	102,165
Singapore Airlines Ltd.	22,600	199,397
		383,703
		2,348,968
Spain 4.0%
Banks 1.6%
Banco Bilbao Vizcaya Argentaria S.A.	136,643	1,376,325
Banco de Sabadell S.A.	60,028	165,296
Banco Popular Espanol S.A.	37,280	172,027
Banco Santander S.A.	400,121	2,931,981
CaixaBank S.A.	17,819	82,945
		4,728,574
Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	7,307	272,268
Ferrovial S.A.	9,183	195,084
Fomento de Construcciones y Contratas S.A. *	4,853	57,128
		524,480
Energy 0.3%
Repsol S.A.	46,463	900,290
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	9,640	73,559
Insurance 0.0%
Mapfre S.A.	19,277	67,872
Retailing 0.1%
Inditex S.A.	10,379	326,954
Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	2,996	123,833
Telecommunication Services 1.1%
Telefonica S.A.	209,783	3,269,536
Transportation 0.0%
Abertis Infraestructuras S.A.	6,230	121,938
Utilities 0.6%
Acciona S.A. *	1,301	102,178
Enagas S.A.	2,889	88,853
Security	Number of Shares	Value ($)
Endesa S.A.	4,280	86,748
Gas Natural SDG S.A.	8,813	213,469
Iberdrola S.A.	146,819	1,005,697
Red Electrica Corp. S.A.	1,109	94,711
		1,591,656
		11,728,692
Sweden 2.4%
Automobiles & Components 0.1%
Autoliv, Inc.	1,749	196,762
Banks 0.4%
Nordea Bank AB	37,403	504,491
Skandinaviska Enskilda Banken AB, A Shares	23,005	290,157
Svenska Handelsbanken AB, A Shares	6,652	334,963
Swedbank AB, A Shares	8,792	228,740
		1,358,351
Capital Goods 0.8%
Alfa Laval AB	3,959	79,458
Assa Abloy AB, B Shares	2,936	176,179
Atlas Copco AB, A Shares	10,379	334,612
Atlas Copco AB, B Shares	4,003	119,071
NCC AB, B Shares	3,424	119,993
Sandvik AB	27,948	313,633
Skanska AB, B Shares	11,251	280,440
SKF AB, B Shares	8,025	202,050
Trelleborg AB, B Shares	3,964	80,128
Volvo AB, A Shares	8,025	97,177
Volvo AB, B Shares	35,529	428,525
		2,231,266
Commercial & Professional Services 0.1%
Securitas AB, B Shares	10,285	146,369
Consumer Durables & Apparel 0.1%
Electrolux AB, Series B	7,393	241,359
Husqvarna AB, B Shares	13,161	102,959
		344,318
Food, Beverage & Tobacco 0.0%
Swedish Match AB	3,223	101,512
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	2,568	70,968
Household & Personal Products 0.1%
Svenska Cellulosa AB SCA, A Shares	592	14,799
Svenska Cellulosa AB SCA, B Shares	13,181	327,757
		342,556
Materials 0.1%
Boliden AB	9,643	195,155
SSAB AB, A Shares *(d)	14,554	86,217
SSAB AB, B Shares *	8,025	42,469
		323,841
Retailing 0.2%
Hennes & Mauritz AB, B Shares	11,261	491,173
Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	61,236	793,647
40    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Telecommunication Services 0.2%
Tele2 AB, B Shares	18,253	214,136
TeliaSonera AB	61,739	391,941
		606,077
		7,006,840
Switzerland 5.6%
Capital Goods 0.5%
ABB Ltd. - Reg'd *	39,590	854,025
Geberit AG - Reg'd	349	125,021
Schindler Holding AG	438	72,677
Schindler Holding AG - Reg'd	107	17,472
Wolseley plc	6,645	407,789
		1,476,984
Commercial & Professional Services 0.2%
Adecco S.A. - Reg'd *	4,387	347,073
SGS S.A. - Reg'd	44	89,532
		436,605
Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A. - Reg'd	3,531	312,874
The Swatch Group AG	334	153,083
The Swatch Group AG - Reg'd	321	28,426
		494,383
Diversified Financials 0.2%
Credit Suisse Group AG - Reg'd *	17,622	432,557
UBS AG - Reg'd *	111	1,950
UBS Group AG *	3,813	67,371
		501,878
Energy 0.1%
Transocean Ltd. *(d)	15,039	242,242
Weatherford International plc *	14,369	182,343
		424,585
Food, Beverage & Tobacco 1.2%
Aryzta AG *	1,183	95,089
Chocoladefabriken Lindt & Sprungli AG	3	16,598
Chocoladefabriken Lindt & Sprungli AG - Reg'd	1	65,528
Coca-Cola HBC AG CDI *	2,908	52,221
Nestle S.A. - Reg'd	42,328	3,321,944
		3,551,380
Insurance 0.6%
Baloise Holding AG - Reg'd	856	111,966
Swiss Life Holding AG - Reg'd *	428	102,169
Swiss Re AG *	5,368	496,314
Zurich Insurance Group AG *	3,222	1,035,934
		1,746,383
Materials 0.7%
Clariant AG - Reg'd *	5,671	103,250
Givaudan S.A. - Reg'd *	76	146,789
Glencore plc *	184,324	855,275
Holcim Ltd. - Reg'd *	5,139	398,706
Sika AG	21	74,608
Syngenta AG - Reg'd	1,205	426,834
		2,005,462
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Lonza Group AG - Reg'd *	697	86,390
Novartis AG - Reg'd	27,639	2,841,161
Roche Holding AG	6,527	1,781,843
Roche Holding AG, Bearer Shares	142	38,945
		4,748,339
Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	20,662	184,245
Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	5,693	410,636
Telecommunication Services 0.1%
Swisscom AG - Reg'd	428	246,732
Transportation 0.0%
Kuehne & Nagel International AG - Reg'd	963	140,996
		16,368,608
United Kingdom 17.0%
Automobiles & Components 0.1%
Delphi Automotive plc	2,384	187,954
GKN plc	21,828	123,193
		311,147
Banks 2.3%
Barclays plc	391,951	1,556,097
HSBC Holdings plc	389,630	3,476,119
Lloyds Banking Group plc *	577,586	705,155
Royal Bank of Scotland Group plc *	52,219	296,327
Standard Chartered plc	36,183	554,139
		6,587,837
Capital Goods 0.7%
BAE Systems plc	84,637	695,845
Balfour Beatty plc	35,537	137,737
Bunzl plc	5,243	153,624
Carillion plc	15,301	85,363
Cobham plc	18,725	98,764
IMI plc	3,761	80,267
Meggitt plc	9,630	81,108
Rolls-Royce Holdings plc *	28,521	418,284
SIG plc	25,680	78,578
Smiths Group plc	6,206	110,773
The Weir Group plc	2,140	56,354
Travis Perkins plc	4,280	133,344
		2,130,041
Commercial & Professional Services 0.2%
Aggreko plc	3,014	79,556
Babcock International Group plc	3,239	50,556
Capita plc	6,634	121,796
G4S plc	41,844	192,704
Hays plc	35,845	84,809
Serco Group plc	15,943	54,796
		584,217
Consumer Durables & Apparel 0.1%
Barratt Developments plc	14,455	115,156
Burberry Group plc	3,638	105,247
Taylor Wimpey plc	50,934	113,741
		334,144
See financial notes    41

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Consumer Services 0.4%
Carnival plc	3,493	157,732
Compass Group plc	26,268	467,649
InterContinental Hotels Group plc	2,359	96,608
Thomas Cook Group plc *	55,533	107,362
Whitbread plc	1,322	107,361
William Hill plc	11,235	65,578
		1,002,290
Diversified Financials 0.2%
ICAP plc	11,663	96,608
Man Group plc	113,581	336,312
		432,920
Energy 2.7%
Amec Foster Wheeler plc	10,560	143,692
BG Group plc	57,850	856,465
BP plc	918,339	6,358,727
Ensco plc, Class A	4,662	114,079
John Wood Group plc	10,964	112,761
Noble Corp. plc	9,591	159,594
Petrofac Ltd.	1,222	16,609
Subsea 7 S.A.	1,324	13,188
Tullow Oil plc	2,038	12,198
		7,787,313
Food & Staples Retailing 0.9%
Booker Group plc	31,071	77,116
J Sainsbury plc	96,907	407,197
Tesco plc	423,337	1,605,467
William Morrison Supermarkets plc	197,915	598,564
		2,688,344
Food, Beverage & Tobacco 1.6%
Associated British Foods plc	4,114	198,680
British American Tobacco plc	27,624	1,614,540
Diageo plc	23,326	697,709
Imperial Tobacco Group plc	16,487	813,544
SABMiller plc	8,420	478,201
Tate & Lyle plc	12,305	113,241
Unilever plc	17,976	796,178
		4,712,093
Health Care Equipment & Services 0.1%
Smith & Nephew plc	10,712	196,334
Household & Personal Products 0.2%
Reckitt Benckiser Group plc	6,848	620,158
Insurance 0.8%
Amlin plc	11,021	90,184
Aviva plc	62,946	524,321
Direct Line Insurance Group plc	22,948	116,109
Friends Life Group Ltd.	36,915	234,526
Legal & General Group plc	48,730	210,484
Old Mutual plc	90,736	315,643
Prudential plc	18,725	471,538
RSA Insurance Group plc *	26,265	174,090
Standard Life plc	25,787	169,686
Willis Group Holdings plc	2,247	107,227
		2,413,808
Materials 1.5%
Anglo American plc	52,477	981,285
Antofagasta plc	8,560	101,464
BHP Billiton plc	47,352	1,182,918
Security	Number of Shares	Value ($)
Johnson Matthey plc	5,564	293,126
KAZ Minerals plc *	22,470	88,063
Mondi plc	8,667	178,140
Rexam plc	19,267	165,550
Rio Tinto plc	28,302	1,396,113
Vedanta Resources plc	7,435	68,193
		4,454,852
Media 0.6%
Informa plc	10,700	91,443
ITV plc	21,400	74,510
Liberty Global plc, Class A *	3,544	191,589
Liberty Global plc, Series C *	6,695	349,278
Pearson plc	15,729	345,168
Reed Elsevier plc	8,774	151,593
Sky plc	13,059	201,107
WPP plc	15,198	360,525
		1,765,213
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
AstraZeneca plc	31,260	2,159,179
GlaxoSmithKline plc	104,869	2,498,224
		4,657,403
Real Estate 0.1%
Land Securities Group plc	6,992	135,716
Retailing 0.5%
Home Retail Group plc	85,707	268,082
Inchcape plc	13,732	156,189
Kingfisher plc	69,494	392,425
Marks & Spencer Group plc	54,356	423,789
Next plc	1,851	214,397
		1,454,882
Software & Services 0.0%
The Sage Group plc	16,906	126,583
Telecommunication Services 1.4%
BT Group plc	129,415	911,390
Cable & Wireless Communications plc	124,138	111,844
Inmarsat plc	5,885	79,670
Vodafone Group plc	883,641	3,064,357
		4,167,261
Transportation 0.1%
Firstgroup plc *	77,575	126,358
International Consolidated Airlines Group S.A. *	12,160	108,994
		235,352
Utilities 0.9%
Centrica plc	152,191	574,583
Drax Group plc	10,700	68,392
National Grid plc	64,756	887,255
Pennon Group plc	5,848	76,864
Severn Trent plc	5,136	161,204
SSE plc	26,819	651,946
United Utilities Group plc	13,222	193,299
		2,613,543
		49,411,451
Total Common Stock
(Cost $283,630,072)		288,583,885

42    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Preferred Stock 0.4% of net assets
Germany 0.4%
Automobiles & Components 0.3%
Bayerische Motoren Werke AG	1,177	114,064
Volkswagen AG	3,462	875,650
		989,714
Household & Personal Products 0.1%
Henkel AG & Co. KGaA	2,033	241,371
Utilities 0.0%
RWE AG	2,568	54,296
Total Preferred Stock
(Cost $1,202,978)		1,285,381

Other Investment Companies 0.4% of net assets
United States 0.4%
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	73,642	73,642
Securities Lending Collateral 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	1,048,429	1,048,429
Total Other Investment Companies
(Cost $1,122,071)		1,122,071
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.0% of net assets
U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.01%, 03/19/15 (e)(f)	40,000	40,000
0.02%, 03/19/15 (e)(f)	15,000	15,000
Total Short-Term Investments
(Cost $55,000)		55,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $286,250,068 and the unrealized appreciation and depreciation were $15,256,196 and ($10,459,927), respectively, with a net unrealized appreciation of $4,796,269.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $29,564 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is on loan. Securities on loan were valued at $1,845,067. Non-Cash Collateral pledged to the fund for securities on loan amounted to $891,398.
(e)	The rate shown is the purchase yield.
(f)	All or a portion of this security is held as collateral for open futures contracts.

CDI –	CHESS Depositary Interest
CVA –	Dutch Certificate
Reg'd –	Registered
REIT –	Real Estate Investment Trust
RSP –	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/20/15	2	187,530	2,771
See financial notes    43

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.3%	Common Stock	65,610,741	67,561,966
0.5%	Preferred Stock	311,591	313,181
0.0%	Rights	—	1,854
2.2%	Other Investment Companies	1,529,501	1,533,481
102.0%	Total Investments	67,451,833	69,410,482
(2.0)%	Other Assets and Liabilities, Net		(1,364,833)
100.0%	Net Assets		68,045,649

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets
Australia 5.6%
Banks 0.2%
Bank of Queensland Ltd.	6,352	69,410
Bendigo & Adelaide Bank Ltd.	8,958	89,892
		159,302
Capital Goods 0.2%
Bradken Ltd.	13,458	23,386
Cardno Ltd. (b)	6,609	17,071
GWA Group Ltd.	18,304	35,819
Monadelphous Group Ltd. (b)	4,512	33,905
Seven Group Holdings Ltd. (b)	3,254	17,880
		128,061
Commercial & Professional Services 0.4%
ALS Ltd.	13,626	60,901
Cabcharge Australia Ltd.	3,434	13,736
Mineral Resources Ltd.	2,884	17,766
SAI Global Ltd.	4,105	13,752
Seek Ltd.	2,204	29,828
SKILLED Group Ltd.	29,827	33,270
Transfield Services Ltd. *	69,183	83,937
Transpacific Industries Group Ltd.	59,201	33,133
		286,323
Consumer Durables & Apparel 0.1%
Billabong International Ltd. *	47,980	22,910
G.U.D. Holdings Ltd.	6,250	38,012
		60,922
Consumer Services 0.3%
Ardent Leisure Group	10,059	18,897
Aristocrat Leisure Ltd.	7,089	41,284
Echo Entertainment Group Ltd.	25,350	86,911
Security	Number of Shares	Value ($)
Flight Centre Travel Group Ltd. (b)	778	25,126
Navitas Ltd.	3,625	13,081
		185,299
Diversified Financials 0.3%
ASX Ltd.	2,554	88,242
Challenger Ltd.	8,108	44,553
IOOF Holdings Ltd.	3,384	28,104
Perpetual Ltd.	1,154	49,419
		210,318
Energy 0.1%
AWE Ltd. *	31,308	30,388
Beach Energy Ltd.	36,401	30,202
Whitehaven Coal Ltd. *(b)	21,616	27,241
		87,831
Food, Beverage & Tobacco 0.4%
Bega Cheese Ltd.	1,200	4,509
Goodman Fielder Ltd.	171,552	90,640
GrainCorp Ltd., Class A	8,511	65,754
Treasury Wine Estates Ltd.	24,250	103,070
		263,973
Health Care Equipment & Services 0.6%
Ansell Ltd.	3,630	71,489
Cochlear Ltd.	1,012	71,626
Primary Health Care Ltd. (b)	16,375	60,499
Ramsay Health Care Ltd.	1,582	82,843
Sigma Pharmaceuticals Ltd.	162,352	116,279
		402,736
Insurance 0.1%
nib Holdings Ltd.	17,332	50,603
Materials 0.8%
Adelaide Brighton Ltd. (b)	18,250	61,141
CSR Ltd.	35,253	118,931
DuluxGroup Ltd.	4,862	23,519
Fortescue Metals Group Ltd. (b)	30,211	58,883
Iluka Resources Ltd.	14,137	86,977
Nufarm Ltd.	14,532	82,582
OceanaGold Corp.	7,907	15,134
OZ Minerals Ltd.	31,228	93,131
PanAust Ltd.	14,259	14,621
		554,919
Media 0.2%
APN News & Media Ltd. *	30,753	23,229
Seven West Media Ltd.	31,825	36,868
Southern Cross Media Group Ltd.	29,803	25,545
Ten Network Holdings Ltd. *	148,277	26,695
Village Roadshow Ltd.	2,730	11,860
		124,197
Real Estate 0.7%
Charter Hall Retail REIT	6,728	24,014
Cromwell Property Group	6,800	6,228
Dexus Property Group	21,362	132,097
Goodman Group	21,250	103,793
Investa Office Fund	11,162	35,123
Novion Property Group	42,260	81,374
The GPT Group	29,582	108,830
		491,459
44    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Retailing 0.6%
Automotive Holdings Group Ltd.	15,000	48,726
Harvey Norman Holdings Ltd.	21,236	73,471
JB Hi-Fi Ltd. (b)	4,532	62,009
Myer Holdings Ltd. (b)	56,939	82,676
Pacific Brands Ltd.	174,955	65,049
Premier Investments Ltd.	4,790	44,168
Super Retail Group Ltd. (b)	3,889	29,376
		405,475
Software & Services 0.0%
Iress Ltd. (b)	2,000	15,264
Telecommunication Services 0.0%
iiNET Ltd.	1,327	6,814
Transportation 0.2%
Sydney Airport	25,232	101,912
Utilities 0.4%
APA Group	16,360	117,685
AusNet Services	51,152	58,658
DUET Group	49,234	97,886
		274,229
		3,809,637
Austria 0.7%
Capital Goods 0.2%
Wienerberger AG	6,741	105,854
Zumtobel Group AG	1,459	38,785
		144,639
Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	208	14,080
Insurance 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,362	60,374
Materials 0.1%
Lenzing AG	475	30,965
RHI AG	1,076	31,247
		62,212
Real Estate 0.1%
IMMOFINANZ AG *	21,400	65,457
Transportation 0.2%
Flughafen Wien AG	181	15,580
Oesterreichische Post AG	1,660	82,083
		97,663
Utilities 0.0%
Verbund AG	1,258	23,833
		468,258
Belgium 1.4%
Diversified Financials 0.3%
Ackermans & van Haaren N.V.	312	38,268
Gimv N.V.	636	29,890
Groupe Bruxelles Lambert S.A.	1,075	94,303
		162,461
Energy 0.0%
Euronav S.A. *	2,112	25,584
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
AGFA-Gevaert N.V. *	20,277	49,740
Fagron	266	9,858
		59,598
Materials 0.2%
Nyrstar N.V. *	23,158	86,056
Tessenderlo Chemie N.V. *	2,637	72,850
		158,906
Media 0.2%
Telenet Group Holding N.V. *	1,634	93,930
Real Estate 0.1%
Befimmo S.A.	260	18,839
Cofinimmo S.A.	400	49,577
		68,416
Retailing 0.1%
D'Ieteren S.A. N.V.	2,126	79,206
Technology Hardware & Equipment 0.1%
Barco N.V.	659	41,911
EVS Broadcast Equipment S.A.	531	20,667
		62,578
Telecommunication Services 0.2%
Mobistar S.A. *	5,565	131,487
Transportation 0.0%
bpost S.A.	900	25,384
Utilities 0.1%
Elia System Operator S.A. N.V.	1,336	60,593
		928,143
Canada 7.5%
Automobiles & Components 0.2%
Linamar Corp.	1,076	67,499
Martinrea International, Inc.	3,932	36,560
		104,059
Banks 0.2%
Canadian Western Bank	1,076	25,042
Genworth MI Canada, Inc.	1,675	42,591
Home Capital Group, Inc. (b)	850	30,905
Laurentian Bank of Canada	934	36,660
		135,198
Capital Goods 0.6%
Aecon Group, Inc.	3,083	29,012
ATS Automation Tooling Systems, Inc. *	1,381	15,871
Bird Construction, Inc.	2,036	19,991
CAE, Inc.	5,950	71,906
MacDonald, Dettwiler & Associates Ltd.	910	71,778
New Flyer Industries, Inc.	575	6,405
Richelieu Hardware Ltd.	234	11,660
Russel Metals, Inc. (b)	3,750	76,222
Toromont Industries Ltd.	2,850	71,213
Wajax Corp.	1,336	27,498
WSP Global, Inc.	1,012	30,993
		432,549
Commercial & Professional Services 0.4%
Morneau Shepell, Inc.	450	6,188
Newalta Corp.	2,062	25,415
Progressive Waste Solutions Ltd.	3,436	96,092
Ritchie Bros. Auctioneers, Inc.	2,010	50,642
See financial notes    45

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Stantec, Inc.	1,608	41,106
Transcontinental, Inc., Class A	5,600	74,942
		294,385
Consumer Durables & Apparel 0.3%
Dorel Industries, Inc., Class B (b)	2,010	65,532
Gildan Activewear, Inc.	1,500	91,335
lululemon athletica, Inc. *	825	56,463
		213,330
Consumer Services 0.0%
Great Canadian Gaming Corp. *	791	12,302
Diversified Financials 0.2%
AGF Management Ltd., Class B	6,381	42,467
CI Financial Corp. (b)	3,525	99,145
Dundee Corp., Class A *	2,625	25,143
		166,755
Energy 1.4%
Advantage Oil & Gas Ltd. *	9,632	50,063
AltaGas Ltd. (b)	2,230	80,349
Calfrac Well Services Ltd.	2,390	16,346
Enbridge Income Fund Holdings, Inc.	453	14,316
Enerflex Ltd.	3,734	47,548
Ensign Energy Services, Inc.	6,541	48,718
Freehold Royalties Ltd. (b)	1,336	20,276
Gibson Energy, Inc.	3,450	73,191
Gran Tierra Energy, Inc. *	5,608	14,192
Keyera Corp. (b)	1,380	92,538
Lightstream Resources Ltd. (b)	28,962	28,297
MEG Energy Corp. *	681	11,404
Mullen Group Ltd. (b)	3,050	50,001
NuVista Energy Ltd. *	3,228	21,173
Parkland Fuel Corp. (b)	3,726	69,916
Pason Systems, Inc.	1,076	15,795
Peyto Exploration & Development Corp.	1,712	47,933
Precision Drilling Corp. (b)	10,876	66,285
Savanna Energy Services Corp. (b)	4,237	8,992
ShawCor Ltd.	1,586	45,358
Trican Well Service Ltd.	7,483	26,249
Trilogy Energy Corp.	1,104	6,534
Trinidad Drilling Ltd.	6,615	23,098
Veresen, Inc. (b)	5,461	68,052
		946,624
Food & Staples Retailing 0.2%
The Jean Coutu Group PJC, Inc., A Shares	2,585	55,896
The North West Co., Inc.	3,180	64,306
		120,202
Food, Beverage & Tobacco 0.3%
Cott Corp.	5,855	56,597
Maple Leaf Foods, Inc.	4,825	87,717
Rogers Sugar, Inc.	6,008	22,518
		166,832
Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc. (b)	1,906	64,798
Materials 1.7%
Agnico Eagle Mines Ltd.	3,558	114,464
Alamos Gold, Inc.	2,030	12,291
Canexus Corp.	4,440	9,672
Canfor Corp. *	1,776	40,821
Security	Number of Shares	Value ($)
Cascades, Inc.	6,076	38,977
CCL Industries, Inc., Class B	430	47,634
Centerra Gold, Inc.	10,138	49,608
Chemtrade Logistics Income Fund	1,803	30,323
Dominion Diamond Corp. *	2,257	38,447
Eldorado Gold Corp.	10,565	61,005
Franco-Nevada Corp.	705	37,242
HudBay Minerals, Inc.	7,431	64,868
IAMGOLD Corp. *	35,407	86,770
Labrador Iron Ore Royalty Corp.	835	12,144
Lundin Mining Corp. *	14,632	63,864
Major Drilling Group International, Inc.	4,878	27,268
Methanex Corp.	1,826	99,427
Nevsun Resources Ltd.	4,963	17,687
New Gold, Inc. *	6,441	24,709
Pan American Silver Corp.	4,365	42,159
SEMAFO, Inc. *	5,932	18,385
Sherritt International Corp.	35,300	70,959
Silver Wheaton Corp.	2,162	46,750
Thompson Creek Metals Co., Inc. *(b)	15,686	24,999
West Fraser Timber Co., Ltd.	1,961	106,888
		1,187,361
Media 0.3%
Aimia, Inc.	5,507	56,673
Cineplex, Inc.	1,750	69,907
Cogeco Cable, Inc.	714	42,583
Corus Entertainment, Inc., B Shares	2,762	48,089
Entertainment One Ltd.	1,905	8,853
		226,105
Real Estate 0.4%
Boardwalk Real Estate Investment Trust	481	22,824
Calloway Real Estate Investment Trust	1,450	35,325
Canadian Real Estate Investment Trust	558	20,914
Cominar Real Estate Investment Trust	375	5,922
Dream Office Real Estate Investment Trust	250	5,488
First Capital Realty, Inc.	1,634	25,701
FirstService Corp.	182	11,051
Granite Real Estate Investment Trust	1,232	44,716
H&R Real Estate Investment Trust	2,575	49,865
RioCan Real Estate Investment Trust	2,625	61,534
		283,340
Retailing 0.3%
Dollarama, Inc.	1,452	72,702
Hudson's Bay Co.	1,579	35,534
Reitmans (Canada) Ltd., Class A	9,630	55,452
Sears Canada, Inc. *(b)	5,660	56,298
		219,986
Software & Services 0.2%
Constellation Software, Inc.	58	19,556
DH Corp.	1,925	61,944
Open Text Corp. (b)	951	55,461
		136,961
Telecommunication Services 0.1%
Manitoba Telecom Services, Inc. (b)	2,000	39,931
Transportation 0.2%
TransForce, Inc.	3,760	91,813
Westshore Terminals Investment Corp.	882	22,908
		114,721
46    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Utilities 0.4%
Capital Power Corp.	3,980	79,973
Just Energy Group, Inc. (b)	9,077	45,216
Northland Power, Inc.	1,608	21,957
Superior Plus Corp.	8,258	87,960
		235,106
		5,100,545
Denmark 1.3%
Banks 0.2%
Jyske Bank A/S *	1,300	56,412
Sydbank A/S	2,208	69,032
		125,444
Capital Goods 0.1%
NKT Holding A/S	1,125	67,555
Rockwool International A/S, B Shares	250	27,544
		95,099
Consumer Durables & Apparel 0.1%
Pandora A/S	791	72,347
Food, Beverage & Tobacco 0.1%
Royal Unibrew A/S *	155	27,958
Schouw & Co.	750	35,736
		63,694
Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	825	66,033
GN Store Nord A/S	2,150	50,058
William Demant Holding A/S *	260	21,377
		137,468
Insurance 0.1%
Topdanmark A/S *	1,258	41,789
Tryg A/S	486	60,595
		102,384
Materials 0.2%
Chr Hansen Holding A/S	856	38,445
Novozymes A/S, B Shares	2,175	105,759
		144,204
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S	2,425	48,296
Software & Services 0.1%
SimCorp A/S	1,102	38,926
Transportation 0.1%
D/S Norden A/S (b)	2,427	53,917
Dfds A/S	212	22,848
		76,765
		904,627
Finland 1.4%
Capital Goods 0.4%
Cargotec Oyj, B Shares	1,530	56,409
Cramo Oyj	1,556	24,958
Konecranes Oyj	2,100	72,996
Outotec Oyj (b)	6,678	40,410
Ramirent Oyj	2,775	22,161
Uponor Oyj	2,400	43,610
		260,544
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.1%
Caverion Corp.	4,008	38,122
Consumer Durables & Apparel 0.1%
Amer Sports Oyj	4,006	87,440
Food, Beverage & Tobacco 0.0%
Raisio Oyj, V Shares	2,830	13,872
Materials 0.5%
Huhtamaki Oyj	3,891	115,262
Kemira Oyj	5,075	63,242
Metsa Board Oyj	9,059	59,442
Outokumpu Oyj *	11,537	75,831
Tikkurila Oyj	1,250	24,242
		338,019
Media 0.1%
Sanoma Oyj	12,750	80,229
Real Estate 0.0%
Sponda Oyj	4,978	24,970
Retailing 0.0%
Stockmann Oyj Abp, B Shares (b)	3,190	28,625
Software & Services 0.2%
Tieto Oyj	3,780	100,908
		972,729
France 4.5%
Automobiles & Components 0.1%
Plastic Omnium S.A.	1,275	38,906
Banks 0.1%
Natixis S.A.	12,484	90,597
Capital Goods 0.3%
Areva S.A. *	2,025	21,382
Mersen	1,425	35,356
Saft Groupe S.A.	1,258	44,278
Zodiac Aerospace	3,175	114,530
		215,546
Commercial & Professional Services 0.5%
Bureau Veritas S.A.	3,126	73,842
Derichebourg S.A. *	10,812	37,025
Edenred	3,650	99,812
Societe BIC S.A.	735	110,224
		320,903
Consumer Durables & Apparel 0.1%
Beneteau S.A.	990	14,069
SEB S.A.	1,012	75,292
		89,361
Consumer Services 0.1%
Club Mediterranee S.A. *	1,740	48,011
Diversified Financials 0.1%
Eurazeo S.A.	1,125	83,144
Energy 0.1%
Bourbon S.A.	2,010	42,171
Etablissements Maurel et Prom *	2,360	20,332
		62,503
Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	475	34,966
Vilmorin & Cie S.A.	201	17,698
		52,664
See financial notes    47

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
BioMerieux	402	43,882
Orpea	532	35,469
		79,351
Insurance 0.1%
Euler Hermes Group	425	47,055
Materials 0.3%
Eramet *(b)	588	60,967
Imerys S.A.	1,250	93,980
Vicat	616	43,875
		198,822
Media 0.6%
Havas S.A.	7,125	61,936
IPSOS	1,130	31,497
JCDecaux S.A.	1,425	52,913
Metropole Television S.A.	4,025	80,654
Societe Television Francaise 1	5,700	98,618
Technicolor S.A. - Reg'd *	11,302	69,875
		395,493
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	804	40,942
Real Estate 0.7%
Fonciere Des Regions	1,100	114,004
Gecina S.A.	500	65,869
ICADE	1,075	96,570
Klepierre	2,396	117,416
Mercialys S.A.	1,400	34,555
Nexity S.A.	2,250	92,847
		521,261
Retailing 0.0%
Groupe Fnac *	461	25,554
Software & Services 0.4%
Alten S.A.	934	41,936
Altran Technologies S.A.	4,150	39,654
Dassault Systemes S.A.	1,321	92,651
Sopra Steria Group	183	16,021
UBISOFT Entertainment *	5,008	92,207
		282,469
Technology Hardware & Equipment 0.2%
Ingenico	477	53,251
Neopost S.A.	1,550	83,799
		137,050
Telecommunication Services 0.1%
Iliad S.A.	234	60,905
Transportation 0.4%
Aeroports de Paris	784	95,764
Bollore S.A.	12,500	68,757
Groupe Eurotunnel SE - Reg'd	6,613	90,642
Norbert Dentressangle S.A.	139	21,827
		276,990
		3,067,527
Germany 3.4%
Automobiles & Components 0.2%
ElringKlinger AG	700	24,418
Grammer AG	636	24,733
Security	Number of Shares	Value ($)
Leoni AG	1,403	90,596
SAF-Holland S.A.	784	12,065
		151,812
Banks 0.1%
Aareal Bank AG	839	37,737
Capital Goods 0.6%
Bauer AG *	1,128	21,698
BayWa AG	1,100	44,991
Deutz AG	4,628	21,034
DMG MORI SEIKI AG	1,675	55,452
Duerr AG	381	40,854
Heidelberger Druckmaschinen AG *(b)	17,706	45,082
Indus Holding AG	1,166	49,574
KION Group AG	253	11,049
Krones AG	425	41,092
Norma Group SE	336	17,990
Pfeiffer Vacuum Technology AG	286	23,761
SGL Carbon SE *(b)	1,327	24,284
Vossloh AG	510	32,286
		429,147
Consumer Durables & Apparel 0.2%
Gerry Weber International AG	584	22,242
HUGO BOSS AG	400	51,596
Puma SE	130	25,189
		99,027
Diversified Financials 0.0%
Aurelius AG	382	15,905
Health Care Equipment & Services 0.3%
Celesio AG	4,536	140,398
Rhoen Klinikum AG	3,100	81,608
		222,006
Insurance 0.0%
Talanx AG *	830	26,705
Materials 0.5%
Evonik Industries AG	1,725	58,925
Fuchs Petrolub SE	700	26,931
Symrise AG	2,090	133,247
Wacker Chemie AG	777	88,634
		307,737
Media 0.2%
Axel Springer SE	1,300	84,062
Kabel Deutschland Holding AG *	466	64,813
		148,875
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	908	52,420
STADA Arzneimittel AG	1,854	61,034
		113,454
Real Estate 0.1%
Deutsche Euroshop AG	908	46,467
GAGFAH S.A. *(b)	2,152	49,966
		96,433
Retailing 0.1%
Fielmann AG	584	40,541
Takkt AG	1,160	21,403
		61,944
48    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
AIXTRON SE *	2,956	23,753
Kontron AG *	4,356	30,659
SMA Solar Technology AG *(b)	902	12,110
		66,522
Software & Services 0.3%
Bechtle AG	656	53,397
Software AG	2,508	69,751
United Internet AG - Reg'd	1,291	58,030
Wirecard AG	253	11,703
		192,881
Technology Hardware & Equipment 0.1%
Jenoptik AG	1,582	21,888
Wincor Nixdorf AG	1,500	72,700
		94,588
Telecommunication Services 0.2%
Drillisch AG	500	20,955
Telefonica Deutschland Holding AG *	16,564	91,335
		112,290
Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	1,200	72,629
Hamburger Hafen und Logistik AG	1,175	26,135
Sixt SE	980	41,182
		139,946
		2,317,009
Hong Kong 2.8%
Automobiles & Components 0.0%
Xinyi Glass Holdings Ltd.	52,500	28,093
Banks 0.2%
Bank of East Asia Ltd.	25,000	102,831
Capital Goods 0.0%
Johnson Electric Holdings Ltd.	9,215	33,567
Consumer Durables & Apparel 0.1%
Techtronic Industries Co., Ltd.	26,250	90,880
Consumer Services 0.3%
Cafe de Coral Holdings Ltd.	8,250	29,839
Galaxy Entertainment Group Ltd.	7,875	40,007
MGM China Holdings Ltd.	5,500	12,737
SJM Holdings Ltd.	43,750	63,294
Wynn Macau Ltd.	16,500	43,295
		189,172
Diversified Financials 0.1%
First Pacific Co., Ltd.	90,000	91,561
Food & Staples Retailing 0.1%
Dairy Farm International Holdings Ltd.	4,500	39,240
Media 0.1%
Television Broadcasts Ltd.	7,125	45,614
Real Estate 0.9%
Great Eagle Holdings Ltd.	3,750	12,959
Hang Lung Group Ltd.	12,500	58,346
Hang Lung Properties Ltd.	26,250	74,464
Henderson Land Development Co., Ltd.	9,250	63,214
Hongkong Land Holdings Ltd.	16,250	122,688
Hysan Development Co., Ltd.	3,750	17,987
Sino Land Co., Ltd.	52,500	85,836
Security	Number of Shares	Value ($)
Swire Properties Ltd.	17,600	58,436
Wheelock & Co., Ltd.	25,000	134,099
		628,029
Retailing 0.2%
Chow Sang Sang Holdings International Ltd.	18,750	47,193
Giordano International Ltd.	55,000	27,161
Luk Fook Holdings International Ltd.	10,750	34,099
		108,453
Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	6,375	90,996
Telecommunication Services 0.1%
Hutchison Telecommunications Hong Kong Holdings Ltd.	85,000	42,963
Transportation 0.6%
Cathay Pacific Airways Ltd.	52,500	117,788
MTR Corp., Ltd.	25,000	116,047
Orient Overseas International Ltd.	19,375	122,414
Pacific Basin Shipping Ltd.	126,250	46,558
		402,807
		1,894,206
Ireland 1.0%
Capital Goods 0.5%
DCC plc	2,309	138,094
Fly Leasing Ltd. ADR	1,334	19,943
Grafton Group plc	9,127	105,787
Kingspan Group plc	3,664	72,146
		335,970
Consumer Services 0.1%
Paddy Power plc	650	49,212
Food & Staples Retailing 0.0%
Fyffes plc	11,685	15,400
Food, Beverage & Tobacco 0.1%
C&C Group plc	10,675	46,230
Glanbia plc	2,632	48,121
		94,351
Health Care Equipment & Services 0.1%
UDG Healthcare plc	11,425	82,454
Materials 0.1%
James Hardie Industries plc CDI	4,512	53,471
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
ICON plc *	450	31,055
Transportation 0.1%
Aer Lingus Group plc	10,163	25,706
Irish Continental Group plc	4,266	16,747
		42,453
		704,366
Israel 1.0%
Banks 0.2%
Bank Hapoalim B.M.	17,475	79,145
Israel Discount Bank Ltd., A Shares *	25,356	40,454
Mizrahi Tefahot Bank Ltd. *	2,826	29,305
		148,904
See financial notes    49

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 0.1%
Discount Investment Corp., Ltd. - Reg'd	7,425	17,842
Elbit Systems Ltd.	800	51,259
		69,101
Energy 0.2%
Delek Group Ltd.	150	35,510
Oil Refineries Ltd. *	112,208	34,443
Paz Oil Co., Ltd.	350	47,783
		117,736
Food & Staples Retailing 0.0%
Shufersal Ltd.	6,475	15,069
Materials 0.1%
The Israel Corp., Ltd.	182	61,844
Software & Services 0.3%
Check Point Software Technologies Ltd. *	1,776	148,278
NICE-Systems Ltd.	875	50,688
		198,966
Telecommunication Services 0.1%
B Communications Ltd. *	731	11,021
Cellcom Israel Ltd. *	7,100	41,878
Partner Communications Co., Ltd. *	8,250	32,151
		85,050
		696,670
Italy 2.3%
Automobiles & Components 0.1%
Piaggio & C S.p.A. *(b)	11,515	36,681
Banks 0.4%
Banca Carige S.p.A. *	366,902	26,956
Banca Popolare di Milano Scarl *	139,176	130,974
Banca Popolare di Sondrio Scarl	15,630	71,773
Credito Valtellinese Scarl *	43,828	60,466
		290,169
Capital Goods 0.1%
Astaldi S.p.A.	2,575	18,716
C.I.R. - Compagnie Industriali Riunite S.p.A *	40,056	47,579
Danieli & C Officine Meccaniche S.p.A.	1,168	21,372
		87,667
Consumer Durables & Apparel 0.2%
De'Longhi S.p.A.	1,358	26,626
Geox S.p.A. *(b)	6,775	23,603
Prada S.p.A. (b)	5,125	30,828
Safilo Group S.p.A. *(b)	2,157	33,484
Tod's S.p.A. (b)	256	26,173
		140,714
Consumer Services 0.2%
Autogrill S.p.A. *	5,638	50,654
GTECH S.p.A. (b)	2,750	57,095
		107,749
Energy 0.2%
ERG S.p.A.	5,800	73,188
Saras S.p.A. *	50,359	71,510
		144,698
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.0%
MARR S.p.A.	1,088	19,269
Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	5,100	34,580
Parmalat S.p.A.	16,826	46,163
		80,743
Health Care Equipment & Services 0.1%
Sorin S.p.A. *	9,282	29,984
Insurance 0.1%
Mediolanum S.p.A.	2,453	18,682
Societa Cattolica di Assicurazioni Scarl	2,162	17,581
Unipol Gruppo Finanziario S.p.A.	3,354	17,313
		53,576
Materials 0.1%
Buzzi Unicem S.p.A.	5,625	79,623
Media 0.1%
RCS MediaGroup S.p.A. *(b)	22,150	29,639
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	2,233	40,300
Real Estate 0.0%
Beni Stabili S.p.A.	35,100	28,819
Retailing 0.0%
World Duty Free S.p.A. *(b)	2,434	27,847
Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	1,635	13,800
Transportation 0.2%
Ansaldo STS S.p.A.	3,100	32,598
ASTM S.p.A.	2,700	36,887
Societa Iniziative Autostradali e Servizi S.p.A.	3,604	38,403
		107,888
Utilities 0.3%
ACEA S.p.A.	2,886	35,543
Enel Green Power S.p.A.	28,675	61,496
Hera S.p.A.	32,851	79,885
Iren S.p.A.	39,330	52,055
		228,979
		1,548,145
Japan 39.7%
Automobiles & Components 3.2%
Aisan Industry Co., Ltd.	3,000	27,429
Akebono Brake Industry Co., Ltd.	5,250	19,587
Calsonic Kansei Corp.	17,500	104,375
Exedy Corp.	2,625	61,417
FCC Co., Ltd.	2,750	46,100
Futaba Industrial Co., Ltd.	10,500	49,274
G-Tekt Corp.	1,375	12,595
Keihin Corp.	5,125	85,785
Koito Manufacturing Co., Ltd.	4,125	132,157
KYB Co., Ltd.	16,250	62,665
Mitsuba Corp.	1,750	32,001
Mitsubishi Motors Corp.	7,875	69,761
Musashi Seimitsu Industry Co., Ltd.	2,000	41,959
NGK Spark Plug Co., Ltd.	4,250	120,519
Nifco, Inc.	1,875	64,463
Nippon Seiki Co., Ltd.	2,500	48,225
50    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Nissan Shatai Co., Ltd.	7,500	99,314
Nissin Kogyo Co., Ltd.	2,625	41,677
NOK Corp.	5,125	150,048
Pacific Industrial Co., Ltd.	1,750	14,932
Press Kogyo Co., Ltd.	7,500	29,550
Riken Corp.	5,000	19,909
Sanden Corp.	6,250	31,317
Showa Corp.	3,875	40,745
Sumitomo Riko Co., Ltd.	5,000	43,373
Tachi-S Co., Ltd.	3,125	43,315
Takata Corp. (b)	3,000	34,330
The Yokohama Rubber Co., Ltd.	10,625	108,076
Tokai Rika Co., Ltd.	4,125	87,852
Topre Corp.	875	12,860
Toyo Tire & Rubber Co., Ltd.	3,000	67,757
Toyoda Gosei Co., Ltd.	5,250	116,115
Toyota Boshoku Corp. (b)	8,625	109,449
TS Tech Co., Ltd.	2,625	73,121
Unipres Corp.	3,875	73,484
Yorozu Corp.	1,375	27,731
		2,203,267
Banks 2.3%
Aozora Bank Ltd.	23,750	85,627
Fukuoka Financial Group, Inc.	25,000	134,050
Hokuhoku Financial Group, Inc.	51,250	121,325
North Pacific Bank Ltd.	6,250	24,468
Senshu Ikeda Holdings, Inc.	1,875	8,815
Seven Bank Ltd.	14,500	70,350
Shinsei Bank Ltd.	31,250	60,124
Suruga Bank Ltd.	2,500	52,574
The 77 Bank Ltd.	7,500	45,673
The Awa Bank Ltd.	7,500	43,415
The Bank of Kyoto Ltd.	5,000	48,977
The Chiba Bank Ltd.	11,250	84,790
The Chugoku Bank Ltd.	4,000	61,600
The Daishi Bank Ltd.	6,250	23,370
The Gunma Bank Ltd.	10,000	71,521
The Hachijuni Bank Ltd.	7,500	56,150
The Higo Bank Ltd.	1,250	7,717
The Hiroshima Bank Ltd.	7,500	41,219
The Hyakugo Bank Ltd.	5,000	24,384
The Iyo Bank Ltd.	5,250	65,436
The Joyo Bank Ltd.	8,750	46,991
The Juroku Bank Ltd.	6,250	24,468
The Kagoshima Bank Ltd.	2,500	17,336
The Keiyo Bank Ltd.	5,000	29,403
The Musashino Bank Ltd.	625	22,586
The Nishi-Nippon City Bank Ltd.	15,000	48,057
The Ogaki Kyoritsu Bank Ltd.	12,500	43,603
The San-In Godo Bank Ltd.	3,750	32,279
The Shiga Bank Ltd.	2,500	14,952
The Shizuoka Bank Ltd.	10,000	102,555
TOMONY Holdings, Inc.	2,625	12,275
Yamaguchi Financial Group, Inc.	5,000	58,848
		1,584,938
Capital Goods 6.9%
Aica Kogyo Co., Ltd.	2,000	47,012
Amada Co., Ltd.	10,500	99,339
Asahi Diamond Industrial Co., Ltd.	2,625	29,204
Central Glass Co., Ltd.	17,500	78,318
Chiyoda Corp.	5,000	40,612
Security	Number of Shares	Value ($)
Chudenko Corp.	750	12,874
CKD Corp.	2,750	25,120
COMSYS Holdings Corp.	6,500	78,732
Daifuku Co., Ltd.	3,250	42,302
Daihen Corp.	5,000	25,346
DMG Mori Seiki Co., Ltd.	3,250	47,087
Ebara Corp.	20,000	85,324
Fuji Electric Co., Ltd.	21,250	102,388
Fuji Machine Manufacturing Co., Ltd.	4,250	48,314
Fujikura Ltd.	26,250	108,693
Fujitec Co., Ltd.	2,750	27,789
Furukawa Co., Ltd.	8,750	15,224
Futaba Corp.	2,000	32,172
Glory Ltd.	2,625	70,706
GS Yuasa Corp.	13,750	62,111
Hazama Ando Corp.	1,750	10,276
Hitachi Construction Machinery Co., Ltd.	5,875	108,757
Hitachi Koki Co., Ltd.	2,625	20,509
Hitachi Zosen Corp.	12,500	70,580
Hoshizaki Electric Co., Ltd.	1,375	81,549
Inaba Denki Sangyo Co., Ltd.	1,875	65,247
Inabata & Co., Ltd.	5,750	55,795
Iseki & Co., Ltd.	8,750	17,713
Iwatani Corp.	13,750	92,821
Kandenko Co., Ltd.	12,500	72,253
Kanematsu Corp.	50,000	74,031
Keihan Electric Railway Co., Ltd.	13,750	86,610
Kitz Corp.	6,500	33,004
Komori Corp.	2,875	32,395
Kuroda Electric Co., Ltd.	3,500	53,432
Kyowa Exeo Corp.	7,875	77,008
Kyudenko Corp.	2,500	30,512
Mabuchi Motor Co., Ltd.	1,000	50,692
Maeda Corp.	6,000	46,828
Maeda Road Construction Co., Ltd.	3,750	59,099
Makino Milling Machine Co., Ltd.	3,750	31,589
Meidensha Corp.	7,500	24,844
Minebea Co., Ltd.	7,500	113,305
Mirait Holdings Corp.	6,250	65,404
MISUMI Group, Inc.	2,625	105,070
Miura Co., Ltd.	3,750	43,760
Nabtesco Corp.	3,125	83,912
Nachi-Fujikoshi Corp.	6,250	35,551
Namura Shipbuilding Co., Ltd.	1,500	14,342
NGK Insulators Ltd.	5,625	109,681
Nichias Corp.	7,000	40,579
Nichiha Corp.	1,375	15,206
Nippo Corp.	3,125	46,792
Nippon Densetsu Kogyo Co., Ltd.	2,625	41,765
Nippon Steel & Sumikin Bussan Corp.	11,250	38,866
Nishimatsu Construction Co., Ltd.	15,000	57,217
Nishio Rent All Co., Ltd.	250	6,891
Nisshinbo Holdings, Inc.	8,750	89,004
Nitta Corp.	750	19,637
Nitto Boseki Co., Ltd.	5,000	20,578
Nitto Kogyo Corp.	1,250	22,439
Noritz Corp.	2,625	43,653
NTN Corp.	26,250	131,310
Oiles Corp.	1,625	28,491
OKUMA Corp.	4,250	40,991
Okumura Corp.	7,500	37,329
OSG Corp.	2,625	50,438
See financial notes    51

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Penta-Ocean Construction Co., Ltd.	13,750	50,609
Ryobi Ltd.	15,000	44,042
Sanki Engineering Co., Ltd.	5,250	38,076
Sankyo Tateyama, Inc.	2,500	41,700
Sanwa Holdings Corp.	8,000	57,217
Shinmaywa Industries Ltd.	5,500	59,718
SHO-BOND Holdings Co., Ltd.	250	10,665
Sintokogio Ltd.	5,250	37,636
Tadano Ltd.	1,625	21,056
Taikisha Ltd.	1,625	38,156
Takara Standard Co., Ltd.	4,250	35,267
Takasago Thermal Engineering Co., Ltd.	3,500	42,658
The Japan Steel Works Ltd.	20,000	82,479
The Nippon Road Co., Ltd.	3,750	19,323
THK Co., Ltd.	3,750	90,405
Toa Corp.	17,500	31,766
Toda Corp.	13,750	54,979
Toshiba Machine Co., Ltd.	5,000	19,407
Toshiba Plant Systems & Services Corp.	1,625	23,992
Totetsu Kogyo Co., Ltd.	1,375	31,975
Toyo Engineering Corp.	8,750	26,716
Trusco Nakayama Corp.	1,750	51,163
Tsubakimoto Chain Co.	4,500	36,288
Ushio, Inc.	5,250	65,831
Yamazen Corp.	6,625	52,980
Yuasa Trading Co., Ltd.	1,750	36,436
		4,676,962
Commercial & Professional Services 0.9%
Aeon Delight Co., Ltd. (b)	875	20,655
Daiseki Co., Ltd.	1,250	21,822
Duskin Co., Ltd.	4,750	79,110
Kokuyo Co., Ltd.	7,875	69,366
Meitec Corp.	1,250	39,368
Moshi Moshi Hotline, Inc.	2,625	28,480
Nissha Printing Co., Ltd.	2,000	42,679
Nomura Co., Ltd.	1,625	15,877
Okamura Corp.	3,250	23,571
Park24 Co., Ltd.	2,625	49,538
Sato Holdings Corp.	1,250	27,490
Sohgo Security Services Co., Ltd.	3,500	109,791
Temp Holdings Co., Ltd.	1,625	54,713
Toppan Forms Co., Ltd.	5,000	52,407
		634,867
Consumer Durables & Apparel 2.0%
Alpine Electronics, Inc.	2,875	51,586
Asics Corp.	3,375	88,366
Casio Computer Co., Ltd. (b)	7,000	122,615
Fujitsu General Ltd.	1,250	13,907
Funai Electric Co., Ltd.	5,000	58,848
Gunze Ltd.	17,500	47,723
Haseko Corp.	8,875	82,777
Heiwa Corp.	1,000	21,047
Kurabo Industries Ltd.	25,000	43,080
Misawa Homes Co., Ltd.	1,500	13,062
Mizuno Corp.	7,500	37,392
Onward Holdings Co., Ltd. (b)	12,500	82,500
PanaHome Corp.	5,500	35,886
Pioneer Corp. *	31,500	63,503
Rinnai Corp.	1,000	70,434
Sangetsu Co., Ltd.	2,000	58,054
Sankyo Co., Ltd.	2,625	99,032
Security	Number of Shares	Value ($)
Seiren Co., Ltd.	1,500	13,300
Tamron Co., Ltd.	1,125	22,190
Token Corp.	950	42,039
Tomy Co., Ltd. (b)	6,250	39,002
TSI Holdings Co., Ltd. (b)	8,000	51,328
Wacoal Holdings Corp.	6,250	66,502
Yamaha Corp.	8,125	137,699
		1,361,872
Consumer Services 0.8%
Accordia Golf Co., Ltd.	3,625	35,842
Doutor Nichires Holdings Co., Ltd.	1,625	24,359
Dynam Japan Holdings Co., Ltd.	11,750	23,544
HIS Co., Ltd.	2,000	67,255
McDonald's Holdings Co., Ltd. (b)	3,875	85,542
MOS Food Services, Inc.	1,250	25,973
Plenus Co., Ltd.	1,500	28,734
Resorttrust, Inc.	1,375	33,218
Round One Corp.	5,375	30,709
Royal Holdings Co., Ltd.	2,625	41,479
Saizeriya Co., Ltd.	2,625	47,035
St Marc Holdings Co., Ltd.	125	8,156
Tokyo Dome Corp.	5,000	24,091
Yoshinoya Holdings Co., Ltd. (b)	4,125	44,720
Zensho Holdings Co., Ltd. (b)	5,125	47,029
		567,686
Diversified Financials 0.7%
Acom Co., Ltd. *(b)	13,375	42,963
AEON Financial Service Co., Ltd.	2,500	57,405
Aiful Corp. *	8,560	32,509
Century Tokyo Leasing Corp.	875	22,690
Daiwa Securities Group, Inc.	12,500	100,893
Fuyo General Lease Co., Ltd.	125	4,365
Hitachi Capital Corp.	1,000	20,553
Jaccs Co., Ltd.	7,500	36,639
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,625	41,702
Orient Corp. *	23,625	39,130
SBI Holdings, Inc.	4,375	54,566
		453,415
Energy 0.3%
Japan Petroleum Exploration Co., Ltd.	1,875	62,895
San-Ai Oil Co., Ltd.	11,250	81,120
Shinko Plantech Co., Ltd.	5,000	39,734
		183,749
Food & Staples Retailing 1.8%
Ain Pharmaciez, Inc.	1,125	43,807
Arcs Co., Ltd.	3,375	69,310
Cawachi Ltd.	2,875	49,205
Cocokara fine, Inc.	2,500	71,103
Cosmos Pharmaceutical Corp.	250	38,207
FamilyMart Co., Ltd.	2,625	118,575
Heiwado Co., Ltd.	3,875	84,472
Kato Sangyo Co., Ltd.	3,625	72,624
Matsumotokiyoshi Holdings Co., Ltd.	3,000	100,130
Ministop Co., Ltd.	625	8,407
Mitsubishi Shokuhin Co., Ltd.	2,375	49,568
San-A Co., Ltd.	1,000	34,924
Sugi Holdings Co., Ltd.	1,375	66,711
Sundrug Co., Ltd.	1,500	73,780
Tsuruha Holdings, Inc.	1,750	118,282
52    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Valor Co., Ltd.	5,250	109,176
Welcia Holdings Co., Ltd.	875	32,279
Yaoko Co., Ltd.	375	25,221
Yokohama Reito Co., Ltd.	6,500	45,727
		1,211,508
Food, Beverage & Tobacco 2.5%
Calbee, Inc.	1,375	51,989
Coca-Cola East Japan Co., Ltd.	2,750	48,446
Dydo Drinco, Inc.	1,000	41,491
Ezaki Glico Co., Ltd.	2,375	103,706
Fuji Oil Co., Ltd.	4,125	57,349
Hokuto Corp.	1,500	30,767
House Foods Group, Inc.	4,250	88,879
Ito En Ltd. (b)	3,875	80,583
Itoham Foods, Inc.	15,000	81,183
J-Oil Mills, Inc.	8,750	31,254
Kagome Co., Ltd.	3,750	56,684
Kikkoman Corp.	5,625	163,040
Megmilk Snow Brand Co., Ltd.	7,500	96,679
Mitsui Sugar Co., Ltd.	5,000	17,776
Morinaga & Co., Ltd.	13,750	43,017
Morinaga Milk Industry Co., Ltd.	30,000	117,696
Nichirei Corp.	25,000	128,822
Nippon Flour Mills Co., Ltd.	10,000	49,186
Nippon Suisan Kaisha Ltd.	18,625	62,320
Prima Meat Packers Ltd.	13,750	32,895
Sapporo Holdings Ltd.	20,000	79,133
Takara Holdings, Inc.	7,875	54,412
The Nisshin Oillio Group Ltd.	15,000	56,088
Warabeya Nichiyo Co., Ltd. (b)	2,625	43,521
Yakult Honsha Co., Ltd.	1,750	110,962
		1,727,878
Health Care Equipment & Services 0.8%
Hogy Medical Co., Ltd.	250	12,819
Miraca Holdings, Inc.	2,250	108,035
Nichii Gakkan Co.	5,250	50,943
Nihon Kohden Corp.	1,000	51,445
Nikkiso Co., Ltd.	1,000	8,399
Nipro Corp. (b)	7,000	66,285
Paramount Bed Holdings Co., Ltd.	375	9,866
Ship Healthcare Holdings, Inc.	1,000	21,640
Sysmex Corp.	2,375	127,546
Toho Holdings Co., Ltd.	5,750	98,218
		555,196
Household & Personal Products 0.6%
Earth Chemical Co., Ltd.	625	20,651
Fancl Corp.	3,125	45,119
Kobayashi Pharmaceutical Co., Ltd.	875	60,019
Kose Corp.	1,000	51,027
Lion Corp.	11,250	64,181
Mandom Corp.	1,125	38,019
Pigeon Corp.	500	34,715
Pola Orbis Holdings, Inc.	1,250	59,706
		373,437
Insurance 0.1%
Sony Financial Holdings, Inc.	3,375	51,156
Materials 4.4%
ADEKA Corp.	5,500	69,886
Aichi Steel Corp.	15,000	73,780
Asahi Holdings, Inc.	2,625	44,531
Security	Number of Shares	Value ($)
Chugoku Marine Paints Ltd.	3,750	32,059
Daido Steel Co., Ltd.	15,000	68,384
Daio Paper Corp.	6,250	54,948
Dowa Holdings Co., Ltd.	11,250	92,883
FP Corp.	1,125	39,054
Fuji Seal International, Inc.	875	26,277
Fujimori Kogyo Co., Ltd.	375	12,328
Hitachi Metals Ltd.	5,000	80,597
Hokuetsu Kishu Paper Co., Ltd.	12,500	62,215
Ishihara Sangyo Kaisha Ltd. *	32,500	32,352
Kansai Paint Co., Ltd.	5,000	90,092
Konishi Co., Ltd.	750	12,629
Kureha Corp.	8,750	41,135
Kyoei Steel Ltd.	1,875	32,686
Lintec Corp.	3,375	80,546
Maruichi Steel Tube Ltd.	2,500	59,601
Mitsubishi Gas Chemical Co., Inc.	20,000	103,559
Mitsubishi Steel Manufacturing Co., Ltd.	17,500	37,915
Nihon Parkerizing Co., Ltd.	1,375	33,908
Nippon Denko Co., Ltd.	12,500	33,147
Nippon Kayaku Co., Ltd.	6,250	82,030
Nippon Light Metal Holdings Co., Ltd.	37,500	56,778
Nippon Paint Holdings Co., Ltd.	3,250	112,824
Nippon Shokubai Co., Ltd.	6,250	89,558
Nippon Soda Co., Ltd.	8,125	49,411
Nissan Chemical Industries Ltd.	5,250	102,413
Nisshin Steel Co., Ltd.	4,000	55,778
Nittetsu Mining Co., Ltd.	7,500	28,608
NOF Corp.	7,500	52,888
Pacific Metals Co., Ltd. *	12,500	36,597
Rengo Co., Ltd.	20,000	92,350
Sakata INX Corp.	1,375	14,297
Sanyo Chemical Industries Ltd.	3,750	29,800
Sanyo Special Steel Co., Ltd.	12,500	49,877
Sumitomo Bakelite Co., Ltd.	13,750	59,235
Sumitomo Osaka Cement Co., Ltd.	22,500	69,074
The Nippon Synthetic Chemical Industry Co., Ltd.	2,500	15,350
Toagosei Co., Ltd.	18,750	85,010
Toho Zinc Co., Ltd.	10,000	32,540
Tokai Carbon Co., Ltd.	15,000	44,042
Tokuyama Corp.	33,750	74,533
Tokyo Ohka Kogyo Co., Ltd.	1,500	52,512
Tokyo Steel Manufacturing Co., Ltd.	11,875	88,309
Topy Industries Ltd.	25,000	62,529
Toyo Ink SC Holdings Co., Ltd.	15,000	74,031
Toyo Kohan Co., Ltd.	5,625	27,856
Toyobo Co., Ltd.	58,750	82,563
UACJ Corp.	8,750	24,227
Yamato Kogyo Co., Ltd.	1,625	43,838
Yodogawa Steel Works Ltd.	11,250	44,889
Zeon Corp.	6,250	58,712
		3,006,971
Media 0.7%
Asatsu-DK, Inc.	3,375	92,319
Avex Group Holdings, Inc.	2,500	40,884
CyberAgent, Inc.	625	32,258
Daiichikosho Co., Ltd.	2,500	78,840
SKY Perfect JSAT Holdings, Inc.	10,000	60,563
Toei Co., Ltd.	3,750	25,817
Toho Co., Ltd.	3,250	78,976
See financial notes    53

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Tokyo Broadcasting System Holdings, Inc.	2,625	31,159
TV Asahi Holdings Corp.	1,000	15,450
Zenrin Co., Ltd.	1,375	17,276
		473,542
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Hisamitsu Pharmaceutical Co., Inc.	2,375	88,706
Kaken Pharmaceutical Co., Ltd.	1,875	55,445
Kissei Pharmaceutical Co., Ltd.	1,125	31,996
KYORIN Holdings, Inc.	2,625	58,782
Mochida Pharmaceutical Co., Ltd.	750	46,050
Nichi-iko Pharmaceutical Co., Ltd.	1,000	20,126
Nippon Shinyaku Co., Ltd.	625	21,017
Rohto Pharmaceutical Co., Ltd.	3,250	40,426
Santen Pharmaceutical Co., Ltd.	1,625	108,882
Sawai Pharmaceutical Co., Ltd.	625	38,845
Sumitomo Dainippon Pharma Co., Ltd.	6,625	72,321
Tsumura & Co.	2,500	61,630
		644,226
Real Estate 1.3%
Advance Residence Investment Corp.	15	37,555
Aeon Mall Co., Ltd.	2,625	50,789
Frontier Real Estate Investment Corp.	2	9,419
Japan Excellent, Inc.	25	32,770
Japan Prime Realty Investment Corp.	7	25,150
Japan Real Estate Investment Corp.	14	69,798
Japan Retail Fund Investment Corp.	37	79,388
Kenedix Office Investment Corp.	9	51,269
Leopalace21 Corp. *	11,125	61,048
MID REIT, Inc.	5	12,631
Mori Trust Sogo REIT, Inc.	6	12,939
Nippon Accommodations Fund, Inc.	7	26,760
Nippon Building Fund, Inc.	17	85,324
Nomura Real Estate Holdings, Inc.	5,000	88,335
Nomura Real Estate Office Fund, Inc.	8	39,885
NTT Urban Development Corp.	2,500	25,618
Orix JREIT, Inc.	26	37,234
Relo Holdings, Inc.	375	30,271
Tokyo Tatemono Co., Ltd.	6,250	46,531
Top REIT, Inc.	2	8,566
United Urban Investment Corp.	26	42,237
		873,517
Retailing 2.6%
ABC-Mart, Inc.	500	28,107
Adastria Holdings Co., Ltd.	1,825	44,928
Alpen Co., Ltd.	2,500	39,232
AOKI Holdings, Inc.	1,500	18,520
Aoyama Trading Co., Ltd.	4,125	137,506
Arcland Sakamoto Co., Ltd.	1,000	20,436
ASKUL Corp.	750	14,662
Autobacs Seven Co., Ltd.	7,000	111,021
Bic Camera, Inc. (b)	5,250	59,287
Canon Marketing Japan, Inc.	5,750	110,339
Chiyoda Co., Ltd.	2,500	58,137
DCM Holdings Co., Ltd.	13,625	99,955
Don Quijote Holdings Co., Ltd.	1,625	126,281
Doshisha Co., Ltd.	2,000	34,514
Geo Holdings Corp.	6,375	71,938
Gulliver International Co., Ltd. (b)	3,000	23,489
H2O Retailing Corp.	5,500	105,450
Happinet Corp.	1,750	20,319
Security	Number of Shares	Value ($)
Hikari Tsushin, Inc.	500	32,456
Izumi Co., Ltd.	1,625	59,402
Kohnan Shoji Co., Ltd.	5,000	56,757
Komeri Co., Ltd.	2,500	59,455
Rakuten, Inc.	5,500	91,648
Ryohin Keikaku Co., Ltd.	875	114,110
Sanrio Co., Ltd. (b)	750	22,084
United Arrows Ltd.	625	19,318
USS Co., Ltd.	5,750	101,681
Xebio Co., Ltd.	3,125	59,130
		1,740,162
Semiconductors & Semiconductor Equipment 0.6%
Advantest Corp.	5,000	66,209
Disco Corp.	625	57,510
Sanken Electric Co., Ltd.	3,750	26,977
SCREEN Holdings Co., Ltd.	7,500	51,382
Shinko Electric Industries Co., Ltd.	5,250	38,734
Sumco Corp.	6,375	128,199
Tokyo Seimitsu Co., Ltd.	1,500	33,452
Ulvac, Inc. *	1,875	28,499
		430,962
Software & Services 1.7%
Capcom Co., Ltd.	2,625	46,420
Dena Co., Ltd.	6,625	79,248
DTS Corp.	1,125	21,993
Fuji Soft, Inc.	1,250	26,873
Gree, Inc. (b)	5,750	33,814
Internet Initiative Japan, Inc.	625	12,344
IT Holdings Corp.	6,375	112,520
Itochu Techno-Solutions Corp.	1,375	54,059
NEC Networks & System Integration Corp.	2,625	52,151
NET One Systems Co., Ltd. (b)	8,875	60,877
Nexon Co., Ltd.	3,125	32,362
Nihon Unisys Ltd.	5,250	51,470
Nomura Research Institute Ltd.	3,625	126,903
NS Solutions Corp.	1,125	31,526
NSD Co., Ltd.	2,062	30,547
Obic Co., Ltd.	875	32,535
Otsuka Corp.	2,500	99,126
SCSK Corp.	1,250	34,349
Square Enix Holdings Co., Ltd.	2,750	56,290
Transcosmos, Inc.	1,125	22,604
Trend Micro, Inc.	2,625	89,370
Yahoo Japan Corp.	20,000	80,472
		1,187,853
Technology Hardware & Equipment 2.8%
Alps Electric Co., Ltd.	7,000	157,514
Amano Corp.	4,125	49,619
Anritsu Corp.	5,875	41,920
Azbil Corp.	3,875	104,051
Canon Electronics, Inc.	2,500	47,744
Citizen Holdings Co., Ltd.	12,875	97,684
Daiwabo Holdings Co., Ltd.	26,250	43,917
Eizo Corp.	1,500	33,791
Hamamatsu Photonics K.K.	1,375	76,603
Hirose Electric Co., Ltd.	625	82,134
Hitachi High-Technologies Corp.	4,375	135,409
Hitachi Kokusai Electric, Inc.	1,250	17,420
Horiba Ltd.	1,625	59,402
Hosiden Corp.	17,625	100,403
54    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Japan Aviation Electronics Industry Ltd.	1,250	29,832
Macnica, Inc. (b)	750	23,307
Melco Holdings, Inc.	1,125	18,549
Mitsumi Electric Co., Ltd.	12,625	94,942
Nichicon Corp.	3,375	30,829
Nippon Chemi-Con Corp. *	11,250	36,702
Oki Electric Industry Co., Ltd.	18,750	42,034
Riso Kagaku Corp.	1,250	21,404
Ryosan Co., Ltd.	3,875	98,540
Ryoyo Electro Corp.	3,125	34,427
Shimadzu Corp.	8,750	94,567
Siix Corp.	1,125	27,583
Taiyo Yuden Co., Ltd.	6,500	78,841
The Nippon Signal Co., Ltd.	2,625	26,613
Toshiba TEC Corp.	8,750	53,139
Wacom Co., Ltd. (b)	3,375	17,617
Yaskawa Electric Corp.	5,875	82,072
Yokogawa Electric Corp.	6,875	72,922
		1,931,531
Transportation 1.6%
Fukuyama Transporting Co., Ltd.	10,000	53,871
Hitachi Transport System, Ltd.	3,750	55,586
Japan Airport Terminal Co., Ltd.	875	42,892
Keikyu Corp.	10,750	87,496
Keio Corp.	16,250	135,117
Keisei Electric Railway Co., Ltd.	7,000	94,860
Kintetsu World Express, Inc.	1,500	68,133
Konoike Transport Co., Ltd.	1,125	23,094
Mitsubishi Logistics Corp.	4,375	67,339
Mitsui-Soko Holdings Co., Ltd.	6,250	21,069
Nankai Electric Railway Co., Ltd.	12,500	55,314
Nippon Konpo Unyu Soko Co., Ltd.	3,500	57,794
Nishi-Nippon Railroad Co., Ltd.	17,500	78,903
Sankyu, Inc.	18,750	79,520
Senko Co., Ltd.	8,750	50,577
Sotetsu Holdings, Inc.	10,000	49,187
The Sumitomo Warehouse Co., Ltd.	6,250	35,708
		1,056,460
Utilities 0.1%
The Okinawa Electric Power Co., Inc.	1,625	55,188
		26,986,343
Luxembourg 0.4%
Banks 0.0%
Espirito Santo Financial Group S.A. *(d)(e)	8,470	—
Commercial & Professional Services 0.1%
Regus plc	15,802	57,779
Consumer Durables & Apparel 0.1%
Samsonite International S.A.	17,250	54,383
Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR (b)	3,556	52,525
Materials 0.1%
Ternium S.A. ADR	3,352	59,330
Semiconductors & Semiconductor Equipment 0.0%
Magnachip Semiconductor Corp. *	2,100	11,991
Telecommunication Services 0.0%
Colt Group S.A. *	13,634	31,689
		267,697
Security	Number of Shares	Value ($)
Netherlands 1.9%
Capital Goods 0.5%
Aalberts Industries N.V.	2,750	85,287
AerCap Holdings N.V. *	1,483	65,993
Arcadis N.V.	1,800	59,873
Heijmans N.V. CVA	1,008	12,663
Royal Imtech N.V. *(b)	5,441	25,321
Sensata Technologies Holding N.V. *	1,100	59,114
TKH Group N.V.	1,000	34,766
		343,017
Commercial & Professional Services 0.1%
USG People N.V.	6,262	85,585
Consumer Durables & Apparel 0.1%
TomTom N.V. *	4,864	40,667
Diversified Financials 0.0%
BinckBank N.V.	2,178	16,563
Energy 0.3%
Core Laboratories N.V. (b)	313	34,405
Koninklijke Vopak N.V.	1,300	68,532
SBM Offshore N.V. *	7,415	87,329
		190,266
Food & Staples Retailing 0.1%
Sligro Food Group N.V.	760	30,999
X5 Retail Group N.V. GDR - Reg’d *	4,000	51,200
		82,199
Food, Beverage & Tobacco 0.2%
Corbion N.V.	4,936	95,725
Wessanen	4,459	29,644
		125,369
Materials 0.1%
Koninklijke Ten Cate N.V.	1,932	44,608
Real Estate 0.3%
Corio N.V.	1,690	94,145
Eurocommercial Properties N.V.	825	38,467
Vastned Retail N.V.	825	43,117
Wereldhave N.V.	746	51,410
		227,139
Semiconductors & Semiconductor Equipment 0.2%
ASM International N.V.	1,426	64,763
NXP Semiconductor N.V. *	1,057	89,734
		154,497
Software & Services 0.0%
Yandex N.V., Class A *	753	12,387
		1,322,297
New Zealand 0.8%
Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	17,500	52,840
Energy 0.0%
Z Energy Ltd.	7,238	26,018
Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	8,213	42,574
Materials 0.1%
Nuplex Industries Ltd.	15,854	38,752
See financial notes    55

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.1%
SKY Network Television Ltd.	11,350	48,099
Real Estate 0.0%
Kiwi Property Group Ltd.	24,250	24,132
Telecommunication Services 0.1%
Chorus Ltd. *	31,226	69,000
Transportation 0.2%
Air New Zealand Ltd.	20,475	44,159
Auckland International Airport Ltd.	11,578	38,113
Mainfreight Ltd.	2,412	29,570
		111,842
Utilities 0.1%
Contact Energy Ltd.	10,384	48,563
Infratil Ltd.	17,578	41,769
Mighty River Power Ltd.	7,061	18,274
		108,606
		521,863
Norway 0.9%
Banks 0.1%
Sparebank 1 Nord Norge	1,987	10,416
SpareBank 1 SMN	3,708	29,158
SpareBank 1 SR-Bank A.S.A.	3,812	27,852
		67,426
Capital Goods 0.0%
Vard Holdings Ltd. *(b)	38,750	15,812
Commercial & Professional Services 0.0%
Tomra Systems A.S.A.	3,500	31,994
Energy 0.2%
Fred. Olsen Energy A.S.A. (b)	3,381	28,226
Kvaerner A.S.A.	14,481	14,822
TGS Nopec Geophysical Co. A.S.A. (b)	3,254	79,705
		122,753
Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	4,408	26,805
Leroy Seafood Group A.S.A.	856	29,505
		56,310
Insurance 0.2%
Gjensidige Forsikring A.S.A.	4,810	84,220
Storebrand A.S.A. *	8,600	30,758
		114,978
Materials 0.0%
Borregaard A.S.A.	1,527	9,706
Media 0.1%
Schibsted A.S.A.	1,150	68,772
Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *(b)	202,150	58,709
Software & Services 0.1%
Atea A.S.A.	4,460	50,561
Transportation 0.0%
Golden Ocean Group Ltd. (b)	23,731	16,795
		613,816
Security	Number of Shares	Value ($)
Portugal 0.4%
Banks 0.0%
Banco BPI S.A. - Reg'd *	12,906	19,543
Banco Espirito Santo S.A. - Reg'd *(d)(e)	45,383	—
		19,543
Capital Goods 0.0%
Mota-Engil, SGPS, S.A.	3,165	11,889
Food & Staples Retailing 0.2%
Jeronimo Martins, SGPS, S.A.	7,336	86,933
Sonae, SGPS, S.A.	49,575	71,176
		158,109
Materials 0.1%
Semapa-Sociedade de Investimento e Gestao	1,882	26,091
Media 0.1%
NOS, SGPS	4,978	33,060
Utilities 0.0%
REN - Redes Energeticas Nacionais, SGPS, S.A.	6,600	20,284
		268,976
Singapore 1.8%
Capital Goods 0.3%
COSCO Corp., Ltd. (b)	52,500	20,072
Sembcorp Marine Ltd. (b)	30,000	65,951
Singapore Technologies Engineering Ltd.	35,000	90,325
United Engineers Ltd.	11,250	23,408
		199,756
Consumer Services 0.1%
Genting Singapore plc	60,000	43,453
Diversified Financials 0.1%
Singapore Exchange Ltd.	8,750	52,625
Food & Staples Retailing 0.0%
Olam International Ltd. (b)	18,750	27,571
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	250,000	74,443
Real Estate 0.8%
Ascendas Real Estate Investment Trust	26,250	47,671
CapitaCommercial Trust	26,250	34,065
CapitaLand Ltd.	50,000	131,975
CapitaMall Trust	26,250	40,723
City Developments Ltd.	13,750	103,421
Global Logistic Properties Ltd.	25,000	47,607
Keppel Land Ltd.	11,250	37,552
Suntec Real Estate Investment Trust	26,250	37,732
UOL Group Ltd.	9,500	54,830
		535,576
Semiconductors & Semiconductor Equipment 0.0%
Kulicke & Soffa Industries, Inc. *	1,186	18,976
Telecommunication Services 0.1%
M1 Ltd.	7,250	21,109
StarHub Ltd.	16,250	51,255
		72,364
56    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Transportation 0.3%
Neptune Orient Lines Ltd. *(b)	78,750	58,190
SATS Ltd.	25,000	58,084
Singapore Post Ltd.	26,250	38,600
SMRT Corp., Ltd.	26,250	33,582
		188,456
		1,213,220
Spain 1.9%
Banks 0.3%
Bankia S.A. *	68,000	99,001
Bankinter S.A.	12,627	98,986
Liberbank S.A. *	15,888	12,867
		210,854
Capital Goods 0.5%
Abengoa S.A. (b)	600	2,287
Abengoa S.A., B Shares	18,364	62,556
Construcciones y Auxiliar de Ferrocarriles S.A.	65	23,312
Duro Felguera S.A.	3,052	14,720
Gamesa Corp. Tecnologica S.A. *	9,363	111,269
Obrascon Huarte Lain S.A.	1,501	36,105
Sacyr S.A. *	8,325	37,734
Zardoya Otis S.A.	4,263	51,689
		339,672
Commercial & Professional Services 0.1%
Prosegur Cia de Seguridad S.A.	6,184	36,693
Consumer Services 0.1%
Melia Hotels International S.A.	1,585	18,765
NH Hotel Group S.A. *	3,111	16,156
		34,921
Diversified Financials 0.1%
Bolsas y Mercados Espanoles S.A.	1,550	67,734
Energy 0.0%
Tecnicas Reunidas S.A.	778	32,323
Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	3,275	62,576
Viscofan S.A.	1,250	77,268
		139,844
Insurance 0.0%
Grupo Catalana Occidente S.A.	1,054	32,416
Materials 0.2%
Acerinox S.A.	5,784	94,428
Vidrala S.A.	291	14,257
		108,685
Media 0.2%
Atresmedia Corp de Medios de Comunicaion S.A.	1,800	27,397
Mediaset Espana Comunicacion S.A. *	6,107	75,623
Promotora de Informaciones S.A., Class A *	181,266	65,062
		168,082
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A. *	1,675	25,401
Grifols S.A.	804	32,695
Grifols S.A., Class B	937	31,109
		89,205
Software & Services 0.1%
Indra Sistemas S.A.	5,650	60,331
		1,320,760
Sweden 2.2%
Capital Goods 0.4%
B&B Tools AB, B Shares	707	12,016
Haldex AB	1,933	30,070
Indutrade AB	689	30,523
Lindab International AB *	2,684	23,700
Nibe Industrier AB, B Shares	1,200	29,364
Peab AB	11,291	95,775
Saab AB, Class B	2,227	59,622
		281,070
Commercial & Professional Services 0.2%
AF AB, B Shares	859	13,080
Intrum Justitia AB	1,478	41,944
Loomis AB, B Shares	2,151	70,610
		125,634
Consumer Durables & Apparel 0.2%
JM AB	2,284	81,055
Nobia AB	3,183	31,007
		112,062
Consumer Services 0.0%
Betsson AB *	225	8,319
Diversified Financials 0.2%
L E Lundbergfortagen AB, B Shares	1,025	49,427
Ratos AB, B Shares	11,675	82,025
		131,452
Energy 0.0%
Lundin Petroleum AB *	2,125	31,312
Food & Staples Retailing 0.1%
Axfood AB	841	48,822
Food, Beverage & Tobacco 0.0%
AAK AB	454	26,301
Health Care Equipment & Services 0.1%
Elekta AB, B Shares (b)	4,588	47,884
Materials 0.3%
BillerudKorsnas AB	3,135	49,765
Hexpol AB	362	38,844
Holmen AB, B Shares	2,650	92,074
		180,683
Media 0.1%
Eniro AB *	18,478	9,491
Modern Times Group MTG AB, B Shares	2,175	67,304
		76,795
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	5,737	92,857
See financial notes    57

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Real Estate 0.2%
Castellum AB	2,684	45,952
Fabege AB	2,753	41,786
Kungsleden AB	4,531	37,212
		124,950
Retailing 0.1%
Bilia AB	1,300	42,706
Clas Ohlson AB, B Shares	1,375	22,461
		65,167
Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	2,554	92,199
Transportation 0.1%
SAS AB *(b)	21,260	46,646
		1,492,153
Switzerland 2.9%
Banks 0.1%
Banque Cantonale Vaudoise - Reg'd	78	44,924
Valiant Holding AG - Reg'd	454	37,426
		82,350
Capital Goods 0.6%
AFG Arbonia-Forster Holding AG - Reg'd *(b)	925	18,100
Belimo Holding AG - Reg'd	4	9,620
Bucher Industries AG - Reg'd	156	41,304
Daetwyler Holding AG	208	27,426
Georg Fischer AG - Reg'd	175	126,358
Implenia AG - Reg'd	480	32,582
Meyer Burger Technology AG *	1,492	11,017
OC Oerlikon Corp. AG - Reg'd *	3,812	47,851
Rieter Holding AG - Reg'd *	150	22,785
Sulzer AG - Reg'd	752	91,938
		428,981
Commercial & Professional Services 0.2%
DKSH Holding AG	584	48,359
Gategroup Holding AG *	1,502	47,690
Kaba Holding AG, B Shares - Reg'd *	78	42,579
		138,628
Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg'd *	30	32,152
Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg'd *	186	65,090
Diversified Financials 0.4%
GAM Holding AG *	4,027	79,011
Julius Baer Group Ltd. *	2,450	113,739
Partners Group Holding AG	156	48,174
		240,924
Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg'd *	31	32,324
Emmi AG - Reg'd *	107	38,827
		71,151
Health Care Equipment & Services 0.2%
Sonova Holding AG - Reg'd	579	80,682
Straumann Holding AG - Reg'd	130	35,928
		116,610
Security	Number of Shares	Value ($)
Insurance 0.1%
Helvetia Holding AG - Reg'd	156	78,823
Materials 0.2%
EMS-Chemie Holding AG - Reg'd	125	55,248
Ferrexpo plc	12,952	13,110
Schmolz + Bickenbach AG - Reg'd *	37,956	36,835
		105,193
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Actelion Ltd. - Reg'd *	941	113,257
Galenica AG - Reg'd (b)	82	71,534
		184,791
Real Estate 0.1%
Allreal Holding AG - Reg'd *	156	24,058
Swiss Prime Site AG - Reg'd *	575	52,648
		76,706
Retailing 0.1%
Dufry AG - Reg'd *	350	50,839
Valora Holding AG - Reg'd *	200	44,599
		95,438
Software & Services 0.0%
Temenos Group AG - Reg'd *	579	20,002
Technology Hardware & Equipment 0.1%
Kudelski S.A.	700	9,451
Logitech International S.A. - Reg'd	5,300	79,109
		88,560
Transportation 0.2%
Flughafen Zuerich AG - Reg'd	78	56,155
Panalpina Welttransport Holding AG - Reg'd	575	80,306
		136,461
Utilities 0.0%
Alpiq Holding AG - Reg'd *	189	14,494
		1,976,354
United Kingdom 13.5%
Banks 0.0%
The Paragon Group of Cos. plc	3,950	26,249
Capital Goods 1.7%
Ashtead Group plc	6,062	111,482
Bodycote plc	5,675	67,837
Brammer plc	2,225	12,207
Chemring Group plc	12,108	42,335
Fenner plc	6,852	23,243
Galliford Try plc	3,250	75,238
HellermannTyton Group plc	2,579	13,081
Interserve plc	6,275	60,948
Keller Group plc	3,812	59,676
Kier Group plc	1,750	47,112
Lavendon Group plc	8,634	22,950
Melrose Industries plc (e)	15,069	69,840
Morgan Advanced Materials plc	11,926	60,691
Morgan Sindall Group plc	3,975	44,106
QinetiQ Group plc	29,050	89,653
Rotork plc	1,250	47,405
Senior plc	9,632	50,684
Speedy Hire plc	31,764	37,307
Spirax-Sarco Engineering plc	1,500	74,457
58    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Ultra Electronics Holdings plc	1,750	48,680
Vesuvius plc	14,087	104,126
		1,163,058
Commercial & Professional Services 1.1%
Berendsen plc	6,450	109,646
Cape plc	8,150	29,661
De La Rue plc	6,766	60,541
HomeServe plc	9,650	50,302
Intertek Group plc	2,425	94,814
Mears Group plc	3,200	21,685
Michael Page International plc	11,250	87,276
Mitie Group plc	16,200	75,732
PayPoint plc	665	8,828
Rentokil Initial plc	49,079	102,621
RPS Group plc	8,225	33,658
Shanks Group plc	25,975	42,952
WS Atkins plc	2,375	50,137
		767,853
Consumer Durables & Apparel 0.6%
Bellway plc	3,164	97,353
Berkeley Group Holdings plc	1,686	68,187
Bovis Homes Group plc	2,378	35,518
Crest Nicholson Holdings plc	2,778	18,980
Guinness Peat Group plc *	119,800	40,796
Persimmon plc *	5,413	147,563
The Vitec Group plc	934	9,274
		417,671
Consumer Services 1.0%
Betfair Group plc	1,516	40,812
Bwin.Party Digital Entertainment plc	8,730	11,508
Dignity plc	355	10,616
Enterprise Inns plc *	48,725	79,065
Greene King plc	7,225	97,419
J.D. Wetherspoon plc	3,675	46,542
Ladbrokes plc	48,703	89,340
Marston's plc	35,103	82,891
Merlin Entertainments plc (c)	1,561	10,158
Mitchells & Butlers plc *	10,779	77,643
Spirit Pub Co. plc	30,000	55,310
The Restaurant Group plc	4,576	52,225
		653,529
Diversified Financials 1.5%
Aberdeen Asset Management plc	11,291	81,766
Ashmore Group plc (b)	7,260	34,354
Brewin Dolphin Holdings plc	1,075	5,248
Close Brothers Group plc	3,210	81,406
Hargreaves Lansdown plc	727	12,696
Henderson Group plc	20,262	81,946
IG Group Holdings plc	8,128	91,821
Intermediate Capital Group plc	10,630	80,659
International Personal Finance plc	6,550	43,749
Investec plc	12,008	107,260
Jupiter Fund Management plc	6,728	43,399
London Stock Exchange Group plc	3,135	120,152
Provident Financial plc	2,880	122,173
Schroders plc	1,500	71,282
Tullett Prebon plc	10,200	54,903
		1,032,814
Security	Number of Shares	Value ($)
Energy 0.2%
Afren plc *(b)	24,554	3,265
EnQuest plc *	36,312	23,429
Hargreaves Services plc	2,054	15,078
Hunting plc	3,750	27,707
Premier Oil plc	13,014	33,888
		103,367
Food & Staples Retailing 0.1%
Greggs plc	6,678	90,508
Food, Beverage & Tobacco 0.4%
Britvic plc	4,275	50,541
Cranswick plc	2,427	53,785
Dairy Crest Group plc	9,800	75,270
Devro plc	2,063	9,341
Greencore Group plc	8,040	42,071
Premier Foods plc *	77,313	52,272
		283,280
Health Care Equipment & Services 0.1%
Synergy Health plc	1,190	39,171
Household & Personal Products 0.1%
PZ Cussons plc	8,125	42,415
Insurance 1.0%
Admiral Group plc	4,600	104,855
Beazley plc	13,184	58,944
Catlin Group Ltd.	13,105	138,628
Hiscox Ltd.	9,050	110,628
Jardine Lloyd Thompson Group plc	2,450	36,291
Lancashire Holdings Ltd.	10,000	106,246
Phoenix Group Holdings	7,500	99,446
St. James's Place plc	2,264	33,169
		688,207
Materials 1.2%
Acacia Mining plc	7,776	33,071
Alent plc	6,329	34,468
Croda International plc	2,290	96,578
DS Smith plc	22,600	128,248
Elementis plc	8,800	39,044
Essentra plc	3,526	55,472
Evraz plc	67,205	204,394
Polyus Gold International Ltd.	3,181	9,992
Randgold Resources Ltd.	860	68,844
RPC Group plc	5,000	45,319
Synthomer plc	6,482	29,260
Victrex plc	1,200	35,050
		779,740
Media 0.3%
Daily Mail & General Trust plc, A Shares	3,315	43,725
Trinity Mirror plc *	24,306	75,970
UBM plc	9,850	82,580
		202,275
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	1,154	24,343
Hikma Pharmaceuticals plc	1,057	40,396
		64,739
Real Estate 0.8%
Derwent London plc	778	40,278
Hammerson plc	11,929	124,529
Intu Properties plc	16,360	89,374
See financial notes    59

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Savills plc	4,356	49,142
Segro plc	17,558	116,812
Shaftesbury plc	525	6,592
The British Land Co. plc	10,763	137,806
		564,533
Retailing 1.1%
Debenhams plc	85,951	108,122
Dixons Carphone plc	37,707	256,748
Dunelm Group plc	625	8,867
Halfords Group plc	10,710	73,653
Howden Joinery Group plc	6,262	44,893
John Menzies plc	3,707	22,127
Lookers plc	15,925	37,839
N Brown Group plc	4,150	28,770
Pendragon plc	94,108	57,447
Sports Direct International plc *	2,650	28,258
WH Smith plc	4,709	97,734
		764,458
Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	4,675	83,735
CSR plc	3,379	45,248
		128,983
Software & Services 0.2%
AVEVA Group plc	700	17,254
Fidessa Group plc	752	27,020
Micro Focus International plc	2,856	47,888
Moneysupermarket.com Group plc	3,526	14,914
Playtech plc	1,530	18,136
Telecity Group plc	786	11,236
Xchanging plc	12,350	27,483
		163,931
Technology Hardware & Equipment 0.7%
Domino Printing Sciences plc	2,675	31,811
Electrocomponents plc	20,025	69,506
Halma plc	6,425	70,745
Laird plc	10,465	56,685
Pace plc	8,206	42,407
Premier Farnell plc	13,475	35,963
Spectris plc	2,275	76,539
Spirent Communications plc	30,000	43,001
TT electronics plc	10,630	21,849
		448,506
Telecommunication Services 0.2%
Jazztel plc *	939	13,165
Kcom Group plc	19,536	27,776
TalkTalk Telecom Group plc (b)	15,125	79,262
		120,203
Transportation 0.9%
BBA Aviation plc	16,386	87,795
easyJet plc	3,812	102,033
Go-Ahead Group plc	1,541	62,061
National Express Group plc	28,000	122,934
Northgate plc	9,559	91,811
Royal Mail plc	8,151	52,956
Stagecoach Group plc	10,088	52,694
Security	Number of Shares	Value ($)
Stobart Group Ltd.	12,886	21,706
Stolt-Nielsen Ltd.	1,657	27,145
		621,135
		9,166,625
Total Common Stock
(Cost $65,610,741)		67,561,966

Preferred Stock 0.5% of net assets
Germany 0.4%
Automobiles & Components 0.1%
Porsche Automobil Holding SE	1,102	102,284
Capital Goods 0.1%
Jungheinrich AG	610	38,624
Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGaA	341	37,590
Materials 0.1%
FUCHS PETROLUB SE	1,400	58,549
		237,047
Italy 0.1%
Insurance 0.1%
Unipol Gruppo Finanziario S.p.A.	9,552	49,263
Sweden 0.0%
Transportation 0.0%
SAS AB	456	26,871
Total Preferred Stock
(Cost $311,591)		313,181

Rights 0.0% of net assets
Finland 0.0%
Materials 0.0%
Metsa Board Oyj *(d)	9,059	1,854
Total Rights
(Cost $—)		1,854

Other Investment Companies 2.2% of net assets
United States 2.2%
Equity Fund 0.1%
iShares MSCI EAFE Small-Cap ETF	1,300	65,130
Securities Lending Collateral 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	1,468,351	1,468,351
Total Other Investment Companies
(Cost $1,529,501)		1,533,481

End of Investments.

60    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued

At 02/28/15, the tax basis cost of the fund's investments was $67,776,439 and the unrealized appreciation and depreciation were $4,780,267 and ($3,146,224), respectively, with a net unrealized appreciation of $1,634,043.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,607,522. Non-Cash Collateral pledged to the fund for securities on loan amounted to $224,115.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,158 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $69,840 or 0.1% of net assets.

ADR –	American Depositary Receipt
CDI –	CHESS Depositary Interest
CVA –	Dutch Certificate
ETF –	Exchange Traded Fund
GDR –	Global Depositary Receipt
Reg'd –	Registered
REIT –	Real Estate Investment Trust
SDR –	Swedish Depositary Receipt
See financial notes    61

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
89.7%	Common Stock	87,604,388	86,652,395
8.4%	Preferred Stock	10,017,328	8,095,599
1.7%	Other Investment Companies	1,403,622	1,665,176
0.0%	Short-Term Investment	20,000	20,000
99.8%	Total Investments	99,045,338	96,433,170
0.2%	Other Assets and Liabilities, Net		208,535
100.0%	Net Assets		96,641,705

Security	Number of Shares	Value ($)
Common Stock 89.7% of net assets
Brazil 5.3%
Banks 1.1%
Banco Bradesco S.A.	29,291	382,509
Banco do Brasil S.A.	61,545	510,552
Itau Unibanco Holding S.A.	10,366	118,656
		1,011,717
Capital Goods 0.2%
Embraer S.A.	20,800	181,132
Diversified Financials 0.1%
BM&FBovespa S.A.	35,334	124,068
Energy 1.3%
Cosan Ltd., A Shares	10,972	82,839
Petroleo Brasileiro S.A.	254,142	842,592
Ultrapar Participacoes S.A.	13,400	279,214
		1,204,645
Food, Beverage & Tobacco 0.9%
Ambev S.A.	70,963	455,160
BRF S.A.	9,815	221,162
JBS S.A.	53,849	235,784
		912,106
Materials 1.1%
Companhia Siderurgica Nacional S.A.	82,657	148,874
Usinas Siderurgicas de Minas Gerais S.A. *	14,527	74,684
Vale S.A.	110,960	824,628
		1,048,186
Software & Services 0.1%
Cielo S.A.	8,600	134,473
Security	Number of Shares	Value ($)
Telecommunication Services 0.1%
Oi S.A. *	5,600	12,437
Tim Participacoes S.A.	28,400	118,393
		130,830
Transportation 0.1%
CCR S.A.	13,842	80,699
Utilities 0.3%
Centrais Eletricas Brasileiras S.A.	60,320	112,862
Companhia de Saneamento Basico do Estado de Sao Paulo	15,160	89,814
CPFL Energia S.A.	17,440	113,264
		315,940
		5,143,796
Chile 1.0%
Banks 0.1%
Banco Santander Chile	2,267,741	119,010
Energy 0.3%
Empresas COPEC S.A.	19,240	225,649
Food & Staples Retailing 0.1%
Cencosud S.A.	43,360	107,267
Transportation 0.1%
Latam Airlines Group S.A. *	6,960	74,050
Utilities 0.4%
Empresa Nacional de Electricidad S.A.	104,800	157,497
Enersis S.A.	763,134	250,883
		408,380
		934,356
China 18.8%
Automobiles & Components 0.2%
Dongfeng Motor Group Co., Ltd., H Shares	100,584	160,043
Banks 7.4%
Agricultural Bank of China Ltd., H Shares	720,000	357,426
Bank of China Ltd., H Shares	2,920,000	1,679,232
Bank of Communications Co., Ltd., H Shares	240,000	207,029
BOC Hong Kong Holdings Ltd.	70,584	248,918
China CITIC Bank Corp., Ltd., H Shares	200,000	151,635
China Construction Bank Corp., H Shares	2,800,000	2,328,685
China Merchants Bank Co., Ltd., H Shares	100,000	228,227
China Minsheng Banking Corp., Ltd., H Shares	131,174	158,482
Industrial & Commercial Bank of China Ltd., H Shares	2,480,000	1,809,927
		7,169,561
Capital Goods 0.8%
China Communications Construction Co., Ltd., H Shares	280,000	342,263
China Railway Construction Corp., Ltd., H Shares	115,292	140,780
62    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
China Railway Group Ltd., H Shares	238,000	193,335
CITIC Ltd.	52,938	92,969
		769,347
Consumer Durables & Apparel 0.3%
Belle International Holdings Ltd.	134,112	145,085
Yue Yuen Industrial Holdings Ltd.	40,000	155,246
		300,331
Energy 4.5%
China Coal Energy Co., Ltd., H Shares (b)	232,938	125,548
China Petroleum & Chemical Corp., H Shares	1,928,112	1,615,990
China Shenhua Energy Co., Ltd., H Shares	151,764	397,244
CNOOC Ltd.	628,230	902,395
PetroChina Co., Ltd., H Shares	1,096,860	1,272,878
		4,314,055
Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	32,938	68,718
Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	14,112	63,687
Insurance 0.9%
China Life Insurance Co., Ltd., H Shares	101,174	433,764
China Pacific Insurance (Group) Co., Ltd., H Shares	32,000	167,108
Ping An Insurance Group Co. of China Ltd., H Shares	20,000	222,424
		823,296
Materials 0.2%
China National Building Material Co., Ltd., H Shares	108,230	105,921
Jiangxi Copper Co., Ltd., H Shares	80,000	136,575
		242,496
Real Estate 0.2%
China Overseas Land & Investment Ltd.	61,410	187,268
Retailing 0.1%
GOME Electrical Appliances Holdings Ltd.	720,000	97,480
Software & Services 0.1%
Tencent Holdings Ltd.	8,000	140,185
Technology Hardware & Equipment 0.3%
Kingboard Chemical Holdings Ltd.	45,882	79,276
Lenovo Group Ltd.	105,882	163,285
		242,561
Telecommunication Services 3.5%
China Mobile Ltd.	187,646	2,550,192
China Telecom Corp., Ltd., H Shares	720,000	466,046
China Unicom (Hong Kong) Ltd.	240,000	404,155
		3,420,393
Utilities 0.1%
Huaneng Power International, Inc., H Shares	101,174	127,194
		18,126,615
Security	Number of Shares	Value ($)
Colombia 0.3%
Banks 0.1%
Bancolombia S.A.	5,000	50,277
Energy 0.2%
Ecopetrol S.A.	262,984	219,841
		270,118
Czech Republic 0.4%
Telecommunication Services 0.1%
O2 Czech Republic A/S	10,120	85,894
Utilities 0.3%
CEZ A/S	11,680	296,024
		381,918
Greece 0.4%
Consumer Services 0.2%
OPAP S.A.	21,007	193,919
Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. *	13,174	131,512
Utilities 0.1%
Public Power Corp. S.A. *	11,000	86,367
		411,798
Hungary 0.6%
Banks 0.2%
OTP Bank plc	12,560	199,211
Energy 0.3%
MOL Hungarian Oil & Gas plc	5,532	245,512
Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc *	91,760	130,084
		574,807
India 2.4%
Automobiles & Components 0.4%
Mahindra & Mahindra Ltd. GDR	6,160	128,436
Tata Motors Ltd. ADR	4,480	220,506
		348,942
Banks 0.5%
ICICI Bank Ltd. ADR	19,081	222,294
State Bank of India GDR - Reg'd	4,606	225,694
		447,988
Energy 0.8%
Reliance Industries Ltd. GDR (a)	29,296	817,358
Materials 0.1%
Tata Steel Ltd. GDR - Reg'd	21,120	119,539
Software & Services 0.6%
Infosys Ltd. ADR	16,000	587,360
		2,321,187
See financial notes    63

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Indonesia 1.1%
Automobiles & Components 0.3%
PT Astra International Tbk	516,000	313,393
Banks 0.4%
PT Bank Central Asia Tbk	124,000	135,273
PT Bank Mandiri (Persero) Tbk	128,938	119,710
PT Bank Rakyat Indonesia (Persero) Tbk	153,646	153,052
		408,035
Telecommunication Services 0.4%
PT Telekomunikasi Indonesia (Persero) Tbk	1,428,000	324,269
		1,045,697
Malaysia 2.1%
Banks 0.6%
CIMB Group Holdings Berhad	94,752	156,430
Malayan Banking Berhad	76,000	194,007
Public Bank Berhad	40,000	203,330
		553,767
Capital Goods 0.3%
Sime Darby Berhad	106,540	275,810
Consumer Services 0.1%
Genting Berhad	48,000	117,869
Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	80,000	104,551
Materials 0.1%
Petronas Chemicals Group Berhad	60,000	91,065
Telecommunication Services 0.6%
Axiata Group Berhad	108,000	214,562
DiGi.com Berhad	68,000	119,811
Maxis Berhad	52,000	101,720
Telekom Malaysia Berhad	72,000	142,242
		578,335
Utilities 0.3%
Tenaga Nasional Berhad	72,000	294,073
		2,015,470
Mexico 3.5%
Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	24,000	130,321
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	28,000	61,760
		192,081
Capital Goods 0.1%
Alfa S.A.B. de C.V., A Shares *	56,646	122,710
Food & Staples Retailing 0.4%
Wal-Mart de Mexico S.A.B. de C.V., Series V	136,000	332,814
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.6%
Coca-Cola Femsa S.A.B. de C.V., Series L	12,000	103,595
Fomento Economico Mexicano S.A.B. de C.V. *	36,000	343,652
Grupo Bimbo S.A.B. de C.V., Series A *	52,000	146,833
		594,080
Materials 0.8%
Cemex S.A.B. de C.V., Series CPO *	452,000	457,986
Grupo Mexico S.A.B. de C.V., Series B	88,000	266,142
		724,128
Media 0.3%
Grupo Televisa S.A.B., Series CPO *	42,584	289,390
Telecommunication Services 1.1%
America Movil S.A.B. de C.V., Series L	1,020,000	1,091,493
		3,346,696
Peru 0.1%
Banks 0.1%
Credicorp Ltd.	920	133,602
Philippines 0.2%
Telecommunication Services 0.2%
Philippine Long Distance Telephone Co.	3,200	229,494
Poland 2.1%
Banks 0.3%
Bank Pekao S.A.	2,320	116,340
Powszechna Kasa Oszczednosci Bank Polski S.A.	19,720	173,742
		290,082
Energy 0.6%
Polski Koncern Naftowy Orlen S.A.	38,982	575,330
Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	1,440	190,189
Materials 0.4%
KGHM Polska Miedz S.A.	12,560	410,729
Telecommunication Services 0.2%
Orange Polska S.A.	79,640	212,437
Utilities 0.4%
PGE S.A.	40,600	227,351
Tauron Polska Energia S.A.	95,520	126,494
		353,845
		2,032,612
Republic of Korea 17.5%
Automobiles & Components 1.7%
Hyundai Mobis Co., Ltd.	1,900	431,916
Hyundai Motor Co.	5,280	772,120
Kia Motors Corp.	9,840	407,927
		1,611,963
Banks 1.2%
Hana Financial Group, Inc.	7,600	208,428
KB Financial Group, Inc.	9,200	326,910
64    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Shinhan Financial Group Co., Ltd.	13,080	520,792
Woori Bank	12,894	111,371
		1,167,501
Capital Goods 2.7%
Daelim Industrial Co., Ltd.	1,600	94,465
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	4,400	81,181
Doosan Heavy Industries & Construction Co., Ltd.	4,120	109,048
Hyundai Engineering & Construction Co., Ltd.	2,600	117,024
Hyundai Heavy Industries Co., Ltd. *	3,486	381,140
LG Corp.	10,131	587,064
Samsung C&T Corp.	5,280	291,529
Samsung Heavy Industries Co., Ltd.	6,480	116,310
SK Holdings Co., Ltd.	3,760	637,201
SK Networks Co., Ltd.	19,960	171,857
		2,586,819
Consumer Durables & Apparel 0.6%
LG Electronics, Inc.	11,140	627,263
Energy 1.3%
GS Holdings Corp.	7,760	312,861
S-Oil Corp.	4,160	245,609
SK Innovation Co., Ltd. *	7,840	739,319
		1,297,789
Food & Staples Retailing 0.1%
E-Mart Co., Ltd.	720	140,713
Food, Beverage & Tobacco 0.3%
KT&G Corp.	3,360	244,909
Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	880	204,456
Samsung Life Insurance Co., Ltd.	1,520	137,936
		342,392
Materials 2.2%
Hanwha Corp.	7,120	198,508
Hyosung Corp.	1,840	122,717
Hyundai Steel Co.	2,760	168,484
LG Chem Ltd.	1,800	377,204
Lotte Chemical Corp.	800	138,855
OCI Co., Ltd.	640	57,145
POSCO	4,560	1,111,384
		2,174,297
Retailing 0.1%
Lotte Shopping Co., Ltd.	440	100,223
Semiconductors & Semiconductor Equipment 0.4%
SK Hynix, Inc.	9,174	389,512
Software & Services 0.5%
NAVER Corp.	200	120,450
SK C&C Co., Ltd.	1,659	328,006
		448,456
Technology Hardware & Equipment 5.1%
LG Display Co., Ltd.	16,141	500,017
Samsung Electro-Mechanics Co., Ltd.	2,320	145,641
Samsung Electronics Co., Ltd.	3,264	4,035,578
Samsung SDI Co., Ltd.	1,680	208,938
		4,890,174
Security	Number of Shares	Value ($)
Telecommunication Services 0.4%
KT Corp. *	8,250	230,012
LG Uplus Corp.	15,541	167,793
		397,805
Utilities 0.5%
Korea Electric Power Corp.	10,461	426,046
Korea Gas Corp.	1,880	72,627
		498,673
		16,918,489
Russia 10.7%
Banks 0.2%
Sberbank of Russia *	103,680	127,323
VTB Bank OJSC *	24,960,000	27,456
		154,779
Energy 8.4%
Bashneft OAO *	1,840	49,710
Gazprom OAO	1,331,066	3,293,522
LUKOIL OAO *	63,459	3,060,524
NOVATEK OAO GDR - Reg'd	728	61,043
Rosneft OJSC GDR - Reg'd	8,709	37,623
Surgutneftegas OAO *	1,872,000	1,035,721
Tatneft OAO *	114,010	582,829
		8,120,972
Food & Staples Retailing 0.2%
Magnit PJSC *	858	156,917
Materials 1.0%
MMC Norilsk Nickel OJSC *	3,143	568,558
Severstal PAO GDR - Reg'd	22,000	247,940
Uralkali PJSC GDR - Reg'd	11,044	154,837
		971,335
Telecommunication Services 0.5%
Mobile TeleSystems OJSC ADR	35,030	346,797
Rostelecom OJSC *	53,282	78,439
Sistema JSFC GDR - Reg'd	11,720	83,212
		508,448
Transportation 0.2%
Aeroflot-Russian Airlines OJSC *	185,336	117,502
Globaltrans Investment plc GDR - Reg'd	19,465	98,298
		215,800
Utilities 0.2%
RusHydro JSC *	16,022,872	167,135
		10,295,386
South Africa 6.9%
Banks 0.9%
Barclays Africa Group Ltd.	9,892	163,605
Nedbank Group Ltd.	7,200	158,062
Standard Bank Group Ltd.	39,640	518,793
		840,460
Capital Goods 0.7%
Aveng Ltd. *	84,480	113,167
Barloworld Ltd.	19,120	146,735
The Bidvest Group Ltd.	14,200	391,989
		651,891
See financial notes    65

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd.	35,320	203,894
Diversified Financials 0.4%
African Bank Investments Ltd. *(d)(e)	30,732	—
FirstRand Ltd.	57,184	262,537
Remgro Ltd.	5,840	138,821
		401,358
Energy 0.9%
Sasol Ltd.	25,520	927,944
Food & Staples Retailing 0.2%
Shoprite Holdings Ltd.	11,080	157,838
Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	5,080	151,489
Insurance 0.3%
Sanlam Ltd.	39,400	255,611
Materials 1.1%
AngloGold Ashanti Ltd. *	16,705	187,965
Gold Fields Ltd.	83,400	388,336
Impala Platinum Holdings Ltd. *	34,840	214,398
Kumba Iron Ore Ltd.	6,840	134,417
Sappi Ltd. *	38,680	162,647
		1,087,763
Media 0.3%
Naspers Ltd., N Shares	2,040	299,750
Retailing 0.3%
Imperial Holdings Ltd.	11,320	190,904
Woolworths Holdings Ltd.	17,000	131,166
		322,070
Telecommunication Services 1.5%
MTN Group Ltd.	56,800	1,007,222
Telkom S.A. SOC Ltd. *	40,180	282,739
Vodacom Group Ltd.	10,920	127,258
		1,417,219
		6,717,287
Taiwan 13.2%
Banks 0.4%
CTBC Financial Holding Co., Ltd.	213,737	142,242
Mega Financial Holding Co., Ltd.	147,518	117,197
Taishin Financial Holding Co., Ltd.	248,202	106,299
		365,738
Capital Goods 0.3%
Far Eastern New Century Corp.	165,590	171,891
Walsin Lihwa Corp. *	400,000	128,005
		299,896
Consumer Durables & Apparel 0.2%
Pou Chen Corp.	120,000	173,093
Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd.	122,116	217,752
Energy 0.2%
Formosa Petrochemical Corp.	92,704	203,090
Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	96,920	162,948
Insurance 0.1%
Cathay Financial Holding Co., Ltd.	85,840	130,653
Security	Number of Shares	Value ($)
Materials 1.8%
China Steel Corp.	528,088	438,882
Formosa Chemicals & Fibre Corp.	175,882	394,271
Formosa Plastics Corp.	172,704	426,192
Nan Ya Plastics Corp.	170,588	370,454
Taiwan Cement Corp.	120,000	164,114
		1,793,913
Semiconductors & Semiconductor Equipment 3.1%
Advanced Semiconductor Engineering, Inc.	160,000	215,507
MediaTek, Inc.	16,940	255,138
Siliconware Precision Industries Co., Ltd.	123,176	219,250
Taiwan Semiconductor Manufacturing Co., Ltd.	406,352	1,947,332
United Microelectronics Corp.	680,000	346,442
		2,983,669
Technology Hardware & Equipment 5.9%
Acer, Inc. *	426,470	279,063
Asustek Computer, Inc.	43,176	448,876
AU Optronics Corp.	911,764	480,487
Compal Electronics, Inc.	600,000	466,168
Delta Electronics, Inc.	35,128	227,065
Foxconn Technology Co., Ltd.	45,240	116,395
Hon Hai Precision Industry Co., Ltd.	495,738	1,374,902
HTC Corp. *	105,822	515,547
Innolux Corp.	560,000	287,088
Inventec Corp.	211,646	162,416
Lite-On Technology Corp.	133,986	170,229
Pegatron Corp.	102,234	280,611
Quanta Computer, Inc.	121,058	306,066
Synnex Technology International Corp.	91,646	133,799
Wistron Corp.	281,928	266,173
WPG Holdings Ltd.	120,000	153,988
		5,668,873
Telecommunication Services 0.8%
Chunghwa Telecom Co., Ltd.	164,764	515,199
Far EasTone Telecommunications Co., Ltd.	50,588	125,000
Taiwan Mobile Co., Ltd.	40,000	136,921
		777,120
		12,776,745
Thailand 1.4%
Banks 0.1%
The Siam Commercial Bank PCL NVDR	20,000	104,856
Energy 1.0%
PTT Exploration & Production PCL NVDR	40,000	139,808
PTT PCL NVDR	60,000	636,561
Thai Oil PCL NVDR	96,000	155,892
		932,261
Materials 0.1%
PTT Global Chemical PCL NVDR	88,000	152,428
Telecommunication Services 0.2%
Advanced Info Service PCL NVDR	24,000	172,967
		1,362,512
66    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Turkey 1.7%
Banks 0.8%
Akbank T.A.S.	50,760	165,500
Turkiye Garanti Bankasi A/S	61,200	218,519
Turkiye Halk Bankasi A/S	20,000	118,887
Turkiye Is Bankasi, C Shares	63,600	159,063
Turkiye Vakiflar Bankasi Tao, D Shares	61,520	128,666
		790,635
Capital Goods 0.3%
KOC Holding A/S	50,320	234,093
Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	33,000	127,014
Energy 0.2%
Tupras-Turkiye Petrol Rafinerileri A/S	9,129	192,380
Telecommunication Services 0.3%
Turk Telekomunikasyon A/S	32,720	94,843
Turkcell Iletisim Hizmetleri A/S *	33,440	174,845
		269,688
		1,613,810
Total Common Stock
(Cost $87,604,388)		86,652,395

Preferred Stock 8.4% of net assets
Brazil 6.4%
Banks 2.3%
Banco Bradesco S.A.	60,965	801,680
Itau Unibanco Holding S.A.	100,446	1,282,207
Itausa - Investimentos Itau S.A.	48,000	169,382
		2,253,269
Energy 1.3%
Petroleo Brasileiro S.A.	366,142	1,225,446
Food & Staples Retailing 0.1%
Cia Brasileira de Distribuicao	3,825	129,959
Materials 1.7%
Bradespar S.A.	12,800	59,269
Gerdau S.A.	84,809	301,645
Metalurgica Gerdau S.A.	56,642	221,073
Usinas Siderurgicas de Minas Gerais S.A., A Shares *	43,063	62,199
Vale S.A.	154,304	998,887
		1,643,073
Telecommunication Services 0.4%
Oi S.A. *	22,931	47,636
Telefonica Brasil S.A.	16,446	304,320
		351,956
Utilities 0.6%
Centrais Eletricas Brasileiras S.A., B Shares	48,720	118,079
Companhia Energetica de Minas Gerais	53,612	243,371
Security	Number of Shares	Value ($)
Companhia Paranaense de Energia - Copel, B Shares	8,920	107,626
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	42,120	130,219
		599,295
		6,202,998
Colombia 0.1%
Banks 0.1%
Bancolombia S.A.	8,680	89,787
Republic of Korea 0.9%
Automobiles & Components 0.2%
Hyundai Motor Co.	800	79,814
Hyundai Motor Co. 2nd	1,293	133,712
		213,526
Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	2,010	54,116
Materials 0.1%
LG Chem Ltd.	280	41,328
Technology Hardware & Equipment 0.5%
Samsung Electronics Co., Ltd.	531	507,028
		815,998
Russia 1.0%
Energy 1.0%
AK Transneft OAO *	327	730,026
Surgutneftegas OAO *	334,466	209,345
		939,371
Telecommunication Services 0.0%
Rostelecom OJSC *	48,000	47,445
		986,816
Total Preferred Stock
(Cost $10,017,328)		8,095,599

Other Investment Companies 1.7% of net assets
United States 1.7%
Equity Funds 1.7%
iShares India 50 ETF	21,572	715,543
WisdomTree India Earnings Fund	36,366	879,694
		1,595,237
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	35,307	35,307
Securities Lending Collateral 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	34,632	34,632
Total Other Investment Companies
(Cost $1,403,622)		1,665,176
See financial notes    67

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets
U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.02%, 03/19/15 (f)(g)	20,000	20,000
Total Short-Term Investment
(Cost $20,000)		20,000

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $99,464,487 and the unrealized appreciation and depreciation were $4,513,806 and ($7,545,123), respectively, with a net unrealized depreciation of ($3,031,317).
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $817,358 or 0.8% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $56,497. Non-Cash Collateral pledged to the fund for securities on loan amounted to $28,262.
(c)	The rate shown is the 7-day yield.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(f)	The rate shown is the purchase yield.
(g)	All or a portion of this security is held as collateral for open futures contracts.

ADR –	American Depositary Receipt
ETF –	Exchange Traded Fund
GDR –	Global Depositary Receipt
NVDR –	Non-Voting Depositary Receipt
Reg'd –	Registered
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/20/15	2	99,190	1,976
68    See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2015

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	4/14/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	4/14/15

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	4/14/15